UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09036

UBS Relationship Funds

(Exact name of registrant as specified in charter)

51 West 52nd Street, New York, New York 10019-6114

(Address of principal executive offices) (Zip code)

Mark F. Kemper, Esq.

UBS Global Asset Management

51 West 52nd Street

New York, NY 10019-6114

(Name and address of agent for service)

Copy to:

Bruce Leto, Esq.

Stradley Ronon Stevens & Young, LLP

2600 One Commerce Square

Philadelphia, PA 19103-7098

Registrant’s telephone number, including area code: 212-882 5000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2008

Item 1.  Reports to Stockholders.

UBS Relationship Funds

Semiannual Report

June 30, 2008

1

President’s letter

August 15, 2008

Dear shareholder,

When last I wrote to you, the financial markets were in the midst of a remarkable upheaval—a near perfect storm, it seemed, of events conspiring to derail even the best-laid investment plans.

Today, volatility in the markets remains high. We expect markets to stay tumultuous, with ongoing fears of slowing economies, continuing financial system concerns, oil prices and inflationary pressures combining to depress markets and create doubt in investors.

For some time now, risk-seeking investors have been rewarded for chasing performance in the headline-driven investments of the day—emerging markets equities and commodity stocks serving as the most notable examples. This has occurred during a period of time when we have been avoiding these sectors, which our research tells us represent some of the largest uncompensated investment risks in the market today.

In the short-term, our convictions have generated mixed results in our portfolios, and challenged performance across a broad cross-section of our Funds. But we firmly believe in our valuation views, which are based on a 25+-year investment process and experience. We maintain our current perspective, and will invest only in those areas of the markets that we believe are attractively valued, not the ones that are generating today’s outsized returns. During the tech bubble period we faced similar pressure, remained true to our convictions and helped protect our investors through the subsequent market volatility.

Importantly, the current uncertainty in the market is providing us with some of the most significant opportunities to add long-term value in our clients’ portfolios in our 25+-year history.

Clearly, we are not performance chasers. To the contrary, our investing experience shows us that only by carefully adhering to our disciplined, forward-looking, risk-managed process through bull and bear markets—even when this means taking an out-of-favor view—can we seek to deliver the type of risk-adjusted returns that will help our clients achieve their long-term investment goals. While we recognize this unwavering approach results in periodic performance challenges, we also have confidence that, over time, the market will come to recognize our views, and patient investors will be rewarded.

Thus, this is our promise to you: In today’s market—when emotion-driven investing seems to be the rule of thumb that many investors are living by—we’ll stay the course, benefiting from the insight generated by a 25+-year heritage of investing.

Thank you for your continued support.

Kai R. Sotorp

President

UBS Relationship Funds

Head—Americas

UBS Global Asset Management (Americas) Inc.

2

The markets in review

Decelerating global economies

The US economy was resilient during the six-month reporting period ended June 30, 2008. While there were fears that the US economy was headed for a recession—defined as two consecutive quarters of negative growth—GDP grew a surprising 0.9% during the first quarter of 2008, while advance estimates for second quarter GDP came in at 1.9%. This was in part due to strong exports, as US goods, buoyed by the declining dollar, grew more attractive overseas. In addition, consumer spending improved, helped by the government’s tax rebate program.

Overseas, many economies appear to be on the brink of a recession. In the Eurozone, second quarter growth declined 0.2%, following a 0.7% expansion over the prior three months. This marked the first contraction in the region since the euro currency was established in 1996. Japan’s economy weakened, as well. Following a 0.8% advance in the first quarter of 2008, its economy declined 0.6% in the second quarter of the year.

Stocks perform poorly

The US stock market, as measured by the S&P 500 Index(1), experienced periods of unnerving volatility during the reporting period. Fears of a recession, disappointing corporate earnings, record high oil prices and continued issues related to the bursting of the housing bubble dragged down US stocks in the first half of the reporting period. A brief turnaround, attributable to renewed hopes that the economy was strengthening, occurred in April and May, only to reverse course again. June posted the market’s worst monthly performance since September 2002 and stands on record as the worst month of June since the Great Depression in 1930. All told, the S&P 500 Index fell 11.91% during the reporting period, and is now down nearly 20% since its peak in October 2007.

The international equity markets likewise generated disappointing results, as many of the issues dragging down the US market negatively impacted foreign stock prices, as well. These included decelerating economic growth and corporate profits, as well as soaring oil and fuel prices. Developed equity markets, as measured by the MSCI EAFE Index, fell 10.58% during the period.(2) Emerging markets equities, as measured by the MSCI Emerging Market Index, fell 11.64%.(3)

Bonds largely tread water

The bond market wasn’t for the faint of heart during the reporting period, either. In the US, Treasury yields gyrated in response to mixed signals regarding the economy, increased inflationary pressures and expectations regarding future Fed monetary policy. Treasury yields ultimately moved lower given the Fed’s numerous interest rate cuts and increased investor risk aversion triggered by the escalating troubles in the subprime mortgage market.

Looking at the six months ended June 30, 2008, the overall US bond market, as measured by the Lehman Brothers US Aggregate Index, gained 1.13%.(4) The international bond markets also produced a positive, albeit modest, gain, as the JP Morgan Global Government Bond Index returned 0.31%.(5) Finally, bond investors who assumed greater risks were not rewarded during the reporting period, as the Lehman Brothers High Yield Bond Index declined 1.31%,(6) while the JP Morgan Emerging Markets Bond Index Global fell 0.18%.(7)

(1)	The S&P 500 Index tracks the performance of the 500 largest stocks that are considered to be widely held. Its performance is thought to be representative of the stock market as a whole.
(2)	The MSCI EAFE Index represents the developed markets outside of North America: Europe, Australasia and the Far East.
(3)	The MSCI EM Index is a free float-adjusted market capitalization index consisting of 26 emerging markets country indices.
(4)

The Lehman Brothers US Aggregate Index covers the USD-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, Government-Related, Corporate, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS and CMBS sectors. U.S. Agency Hybrid Adjustable Rate Mortgage (ARM) securities were added to the Index on April 1, 2007.

(5)	The JP Morgan Global Government Bond Index is a total return, market capitalization weighted index that is rebalanced monthly. It consists of 13 countries.
(6)

The Lehman Brothers High Yield Bond Index covers the US dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market. Securities are classified as high-yield if the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/BB+ or below.

(7)

The JPMorgan Emerging Markets Bond Index Global (EMBI Global) is an unmanaged index which tracks total returns for US-dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, Brady bonds, loans and Eurobonds. Investors should note that indices do not reflect fees and expenses.

The indexes are unmanaged and unavailable for client investment.

3

UBS Global Securities Relationship Fund

Portfolio performance

For the six months ended June 30, 2008, UBS Global Securities Relationship Fund (the “Fund”) declined 7.91%, while the Fund’s benchmark, the Global Securities Relationship Fund Index (the “Index”), declined 6.04%. For comparison purposes, the MSCI World Free Index (net US) declined 10.40%, while the Citigroup World Government Bond Index (WGBI)SM returned 5.02%. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares, while the Index returns do not reflect fees and expenses.)

The Fund’s underperformance was primarily due to security selection, with market allocation holding the Fund back slightly as well. Currency positioning was positive for the period.

Portfolio performance summary(1)

What worked

•	The Fund’s underweight to emerging markets equities and select developed markets contributed positively to performance.

•

After significant outperformance, our research indicated that emerging markets equities were overvalued. We began underweighting these markets in October of 2007, and benefited when they subsequently declined.

•	We also underweighted developed equity markets, including Germany, Australia and Japan, which showed weakness during the period.

•

Successful security selection in the US growth equity component of the Fund generated positive results. The Fund was overweight to health care, information technology and energy stocks relative to the Index. Stocks, particularly in the oil, gas and consumable fuels group, posted strong performance during the period.

•

Our positions in high yield bonds increased in value during the period. Throughout the credit crisis, we have seen credit markets being driven not so much by credit fundamentals, as by liquidity pressures. Spreads in these segments of the fixed income markets are at elevated levels, providing, in our view, attractive fundamental valuations. Additionally, at these spread levels, the potential for a marked increase in defaults or credit risk has also been more than amply priced in, making these valuations even more attractive. Thus, throughout the credit crisis, we have tactically added to our high yield debt positioning, which has contributed positively to performance.

•

The Fund’s positioning against the carry trade contributed positively to performance. During the period, we favored lower-yielding “safe haven” currencies, such as the Japanese yen, Swiss franc and Swedish krona. Conversely, the Fund was underweight high yielding currencies like the euro, British pound, Australian dollar and Canadian dollar, as we viewed these currencies to be overvalued. This left the Fund well-positioned during the turbulence of the credit crisis, when sentiment worsened and investors sought to reduce their riskier asset positions. The result was a quick and sharp unwinding of carry trade positions. (A carry trade is a strategy in which an investor sells a certain currency with a relatively low interest rate and uses the funds to purchase a different currency yielding a higher interest rate.)

(1)	For a detailed commentary on the market environment in general during the reporting period, see page 3.

4

UBS Global Securities Relationship Fund

What didn’t work

•

At the asset class level, an overweight to equities, particularly in the US and the UK, detracted from performance when the broad equity market declined during the period. Our research tells us that US equities are priced below fair value by 25%. Therefore, we held an overweight to this asset class. Equity positions in Belgium and the Netherlands detracted from performance, as well.

•	Within the US equity component, an overweight to financials—particularly banks—and an underweight to energy hurt Fund performance.

•

Though financial stocks did not perform as well as we expected, we continue to overweight them. In general, we are finding very attractive valuations within financials. In fact, according to our research, the sector as a whole now appears to be more than 40% underpriced—a degree of mispricing that we have only seen during the latter part of 1990 and at the peak of the technology-media-telecom bubble in 2000. While we fully recognize that the headwinds facing the financial sector are significant and will likely last into the next year, we believe that the environment will eventually improve, and could be reflected in stock prices more quickly than the market expects.

•

With the exception of the energy names held in the US growth equity component of the Fund’s portfolio, an underweight to the energy sector, particularly energy reserves, had a negative impact on performance.

•

The Fund’s bond market positioning was a negative contributor to performance for the period. Our valuation models indicated that worldwide bond markets were expensive, so the Fund held underweights to several bond markets. Unfortunately, as global growth prospects tapered and investors worldwide fled to the safest investments, sovereign bonds rallied during the period, causing us to underperform.

•

Issue selection within the US fixed income component was a driving force behind the Fund’s underperformance. Issue selection in non-agency mortgage-backed securities suffered in the wake of the slowing real estate market and the problems in the credit markets.

•

On the currency side, an underweight to the euro detracted from returns when it strengthened during the period. The euro, a high yielding currency, has been quite resilient to the problems in the credit markets, and the decrease in both investor risk appetite and sentiment.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended June 30, 2008. The views and opinions in the letter were current as of August 15, 2008. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

5

UBS Global Securities Relationship Fund

Average annual total return (unaudited)

	6 months ended 06/30/08	1 year ended 06/30/08	5 years ended 06/30/08	10 years ended 06/30/08
UBS Global Securities Relationship Fund	-7.91%	-7.33%	9.95%	7.43%
MSCI World Free Index (net US)(1)	-10.40	-10.39	12.32	4.46
Citigroup World Government Bond Index (WGBI)SM(2)	5.02	17.00	6.39	6.54
Global Securities Relationship Fund Index(3)	-6.04	-3.63	10.08	5.79

(1)

The MSCI World Free Index (net US) is a broad-based securities index that represents the US and developed international equity markets in terms of capitalization and performance. It is designed to provide a representative total return for all major stock exchanges located inside and outside the United States. This benchmark has been calculated net of withholding tax from a US perspective by the Advisor. Investors should note that indices do not reflect fees and expenses.

(2)

The Citigroup World Government Bond Index (WGBI)SM is a market capitalization-weighted index composed of straight (i.e., not floating rate or index-linked) government bonds with a one-year minimum maturity. The average maturity is seven years. The Index includes the 23 government bond markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Japan, Malaysia, the Netherlands, Norway, Poland, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. Investors should note that indices do not reflect fees and expenses.

(3)

Global Securities Relationship Fund Index—An unmanaged index compiled by the Advisor, constructed as follows: 40% Russell 3000 Index; 22% MSCI World Ex USA (Free) Index; 21% Citigroup BIG Bond Index; 9% Citigroup Non-US World Government Bond Index (Unhedged); 2% JPMorgan Emerging Markets Bond Index Global (EMBI Global); 3% MSCI Emerging Markets Free Index; and 3% Merrill Lynch US High Yield Cash Pay Constrained Index. On December 1, 2003, the 40% Russell 3000 Index replaced the 40% Wilshire 5000 Index, and on June 1, 2005, the 3% Merrill Lynch US High Yield Cash Pay Constrained Index replaced the 3% Merrill Lynch US High Yield Cash Pay Index. Investors should note that indices do not reflect fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

6

UBS Global Securities Relationship Fund

Top ten equity holdings (unaudited)(1)

As of June 30, 2008

Percentage of net assets
Intel Corp.	1.3%
Wyeth	1.3
Halliburton Co.	1.2
General Electric Co.	1.0
Wells Fargo & Co.	1.0
Baker Hughes, Inc.	1.0
Burlington Northern Santa Fe Corp.	1.0
Microsoft Corp.	1.0
Comcast Corp., Class A	0.8
Citigroup, Inc.	0.8
Total	10.4%

Country exposure, top five (unaudited)(1)

As of June 30, 2008

Percentage of net assets
United States	51.8%
Japan	4.1
United Kingdom	3.9
Germany	2.8
Switzerland	2.7
Total	65.3%

(1)	Figures represent the direct investments of the UBS Global Securities Relationship Fund. Figures could be different if a breakdown of the underlying investment companies were included.

Top ten long-term fixed income holdings (unaudited)(1)

As of June 30, 2008

Percentage of net assets
Buoni Poliennali Del Tesoro, 4.250%, due 08/01/13	0.8%
US Treasury Bond, 4.750%, due 02/15/37	0.8
US Treasury Inflation Indexed Bond (TIPS), 1.625%, due 01/15/18	0.7
US Treasury Note, 1.750%, due 03/31/10	0.6
Federal National Mortgage Association, 5.000%, TBA	0.4
US Treasury Inflation Indexed Bond (TIPS), 2.375%, due 04/15/11	0.4
US Treasury Note, 4.750%, due 08/15/17	0.4
French Treasury Note, 3.500%, due 07/12/09	0.3
US Treasury Note, 2.750%, due 02/28/13	0.3
Federal Home Loan Bank, 4.625%, due 11/19/10	0.3
Total	5.0%

7

UBS Global Securities Relationship Fund

Industry diversification (unaudited)(1)

As a percentage of net assets

As of June 30, 2008

Equities
US equities
Aerospace & defense	0.43%
Air freight & logistics	0.74
Airlines	0.26
Auto components	1.10
Automobiles	0.26
Beverages	0.38
Biotechnology	0.97
Building products	0.48
Capital markets	1.11
Chemicals	0.27
Commercial banks	1.66
Communications equipment	0.44
Computers & peripherals	1.14
Consumer finance	0.39
Diversified financial services	0.81
Electric utilities	1.23
Energy equipment & services	2.54
Food & staples retailing	0.44
Food products	0.04
Health care equipment & supplies	1.56
Health care providers & services	1.17
Hotels, restaurants & leisure	1.67
Household durables	0.46
Household products	0.08
Industrial conglomerates	1.04
Insurance	1.48
Internet & catalog retail	0.16
Internet software & services	0.30
IT services	0.72
Life sciences tools & services	0.26
Machinery	1.59
Media	2.22
Metals & mining	0.08
Multi-utilities	0.64
Multiline retail	0.06
Oil, gas & consumable fuels	2.74
Pharmaceuticals	3.61
Real estate management & development	0.04
Road & rail	1.31
Semiconductors & semiconductor equipment	2.68
Software	1.74
Specialty retail	0.21
Textiles, apparel & luxury goods	0.20
Thrifts & mortgage finance	0.33
Wireless telecommunication services	0.76

Total US equities	41.80

International equities
Aerospace & defense	0.13
Air freight & logistics	0.12
Airlines	0.17
Automobiles	0.67
Capital markets	0.52
Chemicals	0.77
Commercial banks	2.81
Commercial services & supplies	0.19
Communications equipment	0.44

Construction & engineering	0.06%
Construction materials	0.23
Diversified telecommunication services	0.38
Electric utilities	0.34
Electronic equipment & instruments	0.12
Energy equipment & services	0.19
Food & staples retailing	0.43
Food products	0.79
Gas utilities	0.37
Health care equipment & supplies	0.23
Household products	0.25
Industrial conglomerates	0.34
Insurance	1.23
Machinery	0.49
Marine	0.20
Media	0.45
Metals & mining	0.98
Multi-utilities	0.35
Office electronics	0.33
Oil, gas & consumable fuels	1.50
Pharmaceuticals	1.22
Real estate management & development	0.45
Road & rail	0.21
Semiconductors & semiconductor equipment	0.28
Software	0.17
Specialty retail	0.28
Tobacco	0.28
Trading companies & distributors	0.47
Wireless telecommunication services	0.83

Total international equities	19.27

Total equities	61.07

Bonds
US bonds
US corporate bonds
Commercial banks	0.02
Consumer finance	0.23
Diversified financial services	0.11
Road & rail	0.02

Total US corporate bonds	0.38
Asset-backed securities	0.33
Collateralized debt obligations	0.14
Commercial mortgage-backed securities	1.41
Mortgage & agency debt securities	4.17
US government obligations	3.53

Total US bonds	9.96

International bonds
International corporate bonds
Commercial banks	0.96
Diversified financial services	0.04
Electric utilities	0.04
Thrifts & mortgage finance	0.01
Wireless telecommunication services	0.04

Total international corporate bonds	1.09
Foreign government bonds	4.07
Sovereign/supranational bonds	0.35

Total international bonds	5.51

Total bonds	15.47

8

UBS Global Securities Relationship Fund

Industry diversification (unaudited)(1) — (concluded)

As a percentage of net assets

As of June 30, 2008

Investment companies
UBS Corporate Bond Relationship Fund	3.87%
UBS Emerging Markets Equity Relationship Fund	1.02
UBS High Yield Relationship Fund	5.17
UBS Small-Cap Equity Relationship Fund	2.96
UBS U.S. Securitized Mortgage Relationship Fund	7.45

Total investment companies	20.47
Rights	0.00
Short-term investment	2.68
Investment of cash collateral from securities loaned	1.47

Total investments	101.16
Liabilities, in excess of cash and other assets	(1.16)

Net assets	100.00%

(1)

Figures represent the industry breakdown of direct investments of the UBS Global Securities Relationship Fund. Figures would be different if a breakdown of the underlying investment companies’ industry diversification was included.

9

UBS Global Securities Relationship Fund—Portfolio of investments June 30, 2008 (unaudited)

	Shares	Value

Equities — 61.07%
US equities — 41.80%
Abbott Laboratories	21,100	$1,117,667
Abercrombie & Fitch Co.	22,600	1,416,568
Aflac, Inc.	274,900	17,263,720
Allergan, Inc.	342,700	17,837,535
Amazon.com, Inc.*	60,600	4,443,798
American Electric Power Co., Inc.	233,550	9,395,717
American Express Co.	52,800	1,988,976
American Tower Corp., Class A*	32,400	1,368,900
Analog Devices, Inc.	564,500	17,934,165
Apache Corp.	9,700	1,348,300
Apple, Inc.*	42,700	7,149,688
Automatic Data Processing, Inc.	66,500	2,786,350
Baker Hughes, Inc.	306,100	26,734,774
Bank of New York Mellon Corp.	230,600	8,723,598
Baxter International, Inc.	65,700	4,200,858
Becton, Dickinson & Co.	18,700	1,520,310
BlackRock, Inc.	4,900	867,300
Boeing Co.	41,600	2,733,952
BorgWarner, Inc.	345,700	15,342,166
Broadcom Corp., Class A*	283,300	7,731,257
Burlington Northern Santa Fe Corp.	264,200	26,390,938
Cameron International Corp.*	36,400	2,014,740
Campbell Soup Co.	28,900	966,994
Carnival Corp.	381,900	12,587,424
CB Richard Ellis Group, Inc., Class A*	51,900	996,480
Cephalon, Inc.*	65,500	4,368,195
Chevron Corp.	179,000	17,744,270
Chico’s FAS, Inc.*	337,300	1,811,301
Cisco Systems, Inc.*	227,900	5,300,954
Citigroup, Inc.	1,319,375	22,112,725
City National Corp.	74,500	3,134,215
Coach, Inc.*	189,500	5,472,760
Colgate-Palmolive Co.	28,200	1,948,620
Comcast Corp., Class A	1,219,500	23,133,915
CONSOL Energy, Inc.	38,300	4,303,771
Constellation Brands, Inc., Class A*	396,600	7,876,476
Covidien Ltd.	178,900	8,567,521
DaVita, Inc.*	92,000	4,887,960
Dell, Inc.*	435,800	9,535,304
Discover Financial Services	652,275	8,590,462
eBay, Inc.*	30,100	822,633
EOG Resources, Inc.	76,500	10,036,800
Exelon Corp.	219,300	19,728,228
Express Scripts, Inc.*	36,600	2,295,552
FedEx Corp.	256,200	20,185,998
Fifth Third Bancorp(1)	582,500	5,929,850
Fortune Brands, Inc.	171,700	10,715,797
Freddie Mac	545,700	8,949,480
Freeport-McMoRan Copper & Gold, Inc.	18,400	2,156,296
Genentech, Inc.*	8,200	622,380
General Dynamics Corp.	20,700	1,742,940
General Electric Co.	1,070,500	28,571,645
Genzyme Corp.*	301,000	21,678,020
Goldman Sachs Group, Inc.	5,800	1,014,420
Google, Inc., Class A*	14,300	7,527,806
Halliburton Co.	614,800	32,627,436
Harley-Davidson, Inc.	198,200	7,186,732
Hartford Financial Services Group, Inc.	169,700	10,957,529

	Shares	Value

US equities — (continued)
Illinois Tool Works, Inc.	437,400	$20,780,874
Intel Corp.	1,697,200	36,455,856
International Game Technology	86,100	2,150,778
Interpublic Group of Cos., Inc.*	1,213,600	10,436,960
Intuit, Inc.*	383,500	10,573,095
J. Crew Group, Inc.*(1)	79,300	2,617,693
Johnson & Johnson	314,524	20,236,474
Johnson Controls, Inc.	518,100	14,859,108
Laboratory Corp. of America Holdings*(1)	68,600	4,776,618
Lexmark International, Inc., Class A*	111,600	3,730,788
Manitowoc Co., Inc.	26,800	871,804
Marathon Oil Corp.	263,800	13,683,306
Masco Corp.	830,300	13,060,619
MasterCard, Inc., Class A	33,600	8,921,472
Medco Health Solutions, Inc.*	336,300	15,873,360
Medtronic, Inc.	346,000	17,905,500
Merck & Co., Inc.	412,500	15,547,125
Microsoft Corp.	956,100	26,302,311
Millipore Corp.*	106,400	7,220,304
Monsanto Co.	19,600	2,478,224
Morgan Stanley	495,550	17,874,488
NetApp, Inc.*	499,300	10,814,838
News Corp., Class A	967,800	14,555,712
NiSource, Inc.	278,600	4,992,512
Omnicom Group, Inc.	276,100	12,391,368
PACCAR, Inc.	335,100	14,017,233
Pall Corp.	200,100	7,939,968
Peabody Energy Corp.	212,900	18,745,845
Pepco Holdings, Inc.	182,600	4,683,690
PepsiCo, Inc.	42,100	2,677,139
Praxair, Inc.	53,700	5,060,688
Precision Castparts Corp.	32,000	3,083,840
Principal Financial Group, Inc.	297,300	12,477,681
Procter & Gamble Co.	36,100	2,195,241
QUALCOMM, Inc.	150,600	6,682,122
R.H. Donnelley Corp.*	149,227	447,681
Range Resources Corp.	21,700	1,422,218
Royal Caribbean Cruises, Ltd.(1)	184,400	4,143,468
Ryder System, Inc.	113,300	7,804,104
Schering-Plough Corp.	487,700	9,602,813
Schlumberger Ltd.	45,400	4,877,322
Sempra Energy	221,600	12,509,320
Southwest Airlines Co.	557,500	7,269,800
Southwestern Energy Co.*	60,300	2,870,883
Sprint Nextel Corp.	2,055,526	19,527,497
Starbucks Corp.*	682,300	10,739,402
Starwood Hotels & Resorts Worldwide, Inc.	250,500	10,037,535
Stryker Corp.	60,400	3,797,952
SunTrust Banks, Inc.	244,900	8,870,278
Symantec Corp.*	567,276	10,976,791
SYSCO Corp.	434,300	11,947,593
T Rowe Price Group, Inc.	34,600	1,953,862
Target Corp.	32,600	1,515,574
Ultra Petroleum Corp.*	13,200	1,296,240
Union Pacific Corp.	23,000	1,736,500
United Technologies Corp.	69,000	4,257,300
UnitedHealth Group, Inc.	162,700	4,270,875
Visa, Inc., Class A*	100,300	8,155,393

10

UBS Global Securities Relationship Fund—Portfolio of investments June 30, 2008 (unaudited)

	Shares	Value

Equities — (continued)
US equities — (concluded)
Weatherford International Ltd.*	67,800	$3,362,202
Wells Fargo & Co.	1,165,000	27,668,750
Wyeth	726,500	34,842,940
Wynn Resorts Ltd.(1)	78,100	6,353,435
Xilinx, Inc.	448,800	11,332,200
XTO Energy, Inc.	55,875	3,827,996
Zimmer Holdings, Inc.*	101,800	6,927,490

Total US equities (cost $1,268,038,281)		1,147,420,214

International equities — 19.27%
Australia — 1.03%
BHP Billiton Ltd.	213,045	8,925,095
National Australia Bank Ltd.	160,388	4,074,533
Orica Ltd.	226,822	6,371,077
Qantas Airways Ltd.	1,385,182	4,036,830
QBE Insurance Group Ltd.	225,924	4,851,438

		28,258,973

Austria — 0.18%
Telekom Austria AG	220,461	4,783,104

Canada — 1.17%
Canadian National Railway Co.(1)	118,000	5,667,981
Manulife Financial Corp.	122,700	4,290,950
Potash Corp of Saskatchewan	8,300	1,897,131
Research In Motion Ltd.*	39,200	4,582,480
Toronto-Dominion Bank(1)	120,600	7,598,853
TransCanada Corp.(1)	211,400	8,188,977

		32,226,372

Finland — 0.27%
Nokia Oyj	306,657	7,478,822

France — 1.64%
AXA SA	165,817	4,923,791
BNP Paribas	39,546	3,582,624
Suez SA	140,215	9,545,728
Technip SA	54,832	5,075,355
Total SA	256,046	21,849,734

		44,977,232

Germany — 2.00%
Allianz SE	34,119	6,011,118
Daimler AG	120,568	7,456,455
Deutsche Postbank AG(1)	34,993	3,072,082
E.ON AG	39,482	7,966,116
Henkel AG & Co KGaA, Preference shares	107,874	4,298,707
MAN AG	28,523	3,166,466
Metro AG	73,668	4,702,096
Muenchener Rueckversicherungs-Gesellschaft AG	23,777	4,165,096
SAP AG	90,670	4,748,044
Siemens AG	84,317	9,361,734

		54,947,914

Greece — 0.19%
Alpha Bank AE	174,853	5,285,708

	Shares	Value

Hong Kong — 0.51%
Esprit Holdings Ltd.	505,900	$5,255,430
New World Development Ltd.	1,422,000	2,896,067
Sun Hung Kai Properties Ltd.	426,000	5,780,346

		13,931,843

Ireland — 0.49%
Bank of Ireland	626,351	5,446,552
CRH PLC	217,570	6,405,743
Irish Life & Permanent PLC	113,737	1,183,674
Ryanair Holdings PLC*	115,727	510,178

		13,546,147

Italy — 0.38%
Intesa Sanpaolo SpA	989,759	5,652,828
UniCredit SpA	785,006	4,804,766

		10,457,594

Japan — 3.57%
Bank of Yokohama Ltd.	571,000	3,947,017
Canon, Inc.	177,000	9,101,285
Honda Motor Co., Ltd.	321,100	10,916,523
HOYA Corp.	142,500	3,294,604
Japan Tobacco, Inc.	1,815	7,743,043
Kao Corp.	99,000	2,596,553
Komatsu Ltd.	223,500	6,230,259
Mitsubishi Corp.	276,900	9,126,995
Mitsui Fudosan Co., Ltd.	166,000	3,548,712
Mitsui OSK Lines Ltd.	376,000	5,357,518
Mitsui Sumitomo Insurance Group Holdings, Inc.*	113,600	3,915,581
Nitto Denko Corp.	89,400	3,435,061
Nomura Holdings, Inc.	345,700	5,121,120
NTT DoCoMo, Inc.	3,647	5,357,932
Shin-Etsu Chemical Co., Ltd.	68,700	4,257,155
Sumitomo Mitsui Financial Group, Inc.	958	7,208,570
Sumitomo Trust & Banking Co., Ltd.	701,000	4,898,451
Tokyo Gas Co., Ltd.	507,000	2,043,565

		98,099,944

Jersey (Channel Islands) — 0.07%
Experian Group Ltd.	261,449	1,946,367

Luxembourg — 0.33%
ArcelorMittal	90,269	8,925,389

Netherlands — 0.52%
ASML Holding NV	311,188	7,667,716
Reed Elsevier NV	195,358	3,294,197
TNT NV	94,871	3,244,309

		14,206,222

Norway — 0.21%
Norsk Hydro ASA	395,200	5,772,968

Singapore — 0.21%
Singapore Telecommunications Ltd.	2,124,000	5,651,303

Spain — 0.36%
Banco Santander SA	537,078	9,868,181

Sweden — 0.15%
Sandvik AB(1)	305,500	4,184,966

11

UBS Global Securities Relationship Fund—Portfolio of investments June 30, 2008 (unaudited)

	Shares		Value

Equities — (concluded)
International equities — (concluded)
Switzerland — 2.68%
Adecco SA		66,967	$3,323,603
Credit Suisse Group AG		198,116	9,095,630
Givaudan SA		5,831	5,211,397
Nestle SA		353,730	15,983,728
Novartis AG		274,711	15,126,517
Roche Holding AG		102,621	18,483,935
Straumann Holding AG		8,497	2,036,186
Synthes, Inc.		30,448	4,196,641

			73,457,637

United Kingdom — 3.31%
Associated British Foods PLC		380,991	5,756,081
Balfour Beatty PLC		201,068	1,702,114
Barclays PLC		1,194,743	6,936,968
BP PLC		1,664,403	19,336,144
British Sky Broadcasting Group PLC		954,160	8,970,566
Cobham PLC		921,132	3,629,149
Kingfisher PLC		1,111,883	2,487,113
Prudential PLC		409,933	4,352,078
Rio Tinto PLC		27,994	3,350,609
Scottish & Southern Energy PLC		46,438	1,297,740
Standard Chartered PLC		166,036	4,729,279
Tesco PLC		974,796	7,170,504
Vodafone Group PLC		5,849,878	17,379,076
Wolseley PLC		492,121	3,690,571

			90,787,992

Total international equities (cost $551,669,572)			528,794,678

Total equities (cost $1,819,707,853)			1,676,214,892

	Face amount
Bonds — 15.47%
US bonds — 9.96%
US corporate bonds — 0.38%
Citigroup, Inc., 5.500%, due 11/18/15	GBP	1,700,000	3,016,967
ERAC USA Finance Co., 8.000%, due 01/15/11(2)		$425,000	438,922
Ford Motor Credit Co. LLC, 5.800%, due 01/12/09		5,850,000	5,585,914
GMAC LLC, 6.875%, due 09/15/11		1,095,000	786,836
HSBC Bank USA N.A., 5.625%, due 08/15/35		695,000	585,437

Total US corporate bonds (cost $11,196,452)			10,414,076

Asset-backed securities — 0.33%
Countrywide Asset-Backed Certificates, Series 04-SD1, Class A1, 2.823%, due 06/25/33(2),(3)		113,437	99,473
Fieldstone Mortgage Investment Corp., Series 06-S1, Class A, 2.703%, due 01/25/37(2),(3)		1,477,844	413,796

	Face amount	Value

Asset-backed securities — (concluded)
First Franklin Mortgage Loan Asset Backed Certificates, Series 06-FFB, Class A2, 2.613%, due 12/25/26(3)	$1,476,750	$443,025
GSAMP Trust, Series 06-S5, Class A2, 5.658%, due 09/25/36(4)	1,986,805	298,021
Home Equity Mortgage Trust, Series 06-6, Class 2A1, 2.583%, due 03/25/37(3)	632,180	132,758
Series 06-3, Class A1, 5.472%, due 09/25/36(3)	676,860	237,747
Series 06-5, Class A1, 5.500%, due 01/25/37(4)	1,177,464	365,014
Series 06-4, Class A1, 5.671%, due 11/25/36(4)	525,287	162,839
Series 06-4, Class A2, 5.730%, due 11/25/36(4)	2,000,000	320,000
IndyMac Seconds Asset Backed Trust, Series 06-A, Class A, 2.613%, due 06/25/36(3)	568,839	214,778
Irwin Home Equity, Series 06-1, Class 2A3, 5.770%, due 09/25/35(2),(4)	3,000,000	1,350,000
Merrill Lynch First Franklin Mortgage Loan Trust, Series 07-A, Class A1, 3.583%, due 10/25/27(3)	551,822	485,603
Merrill Lynch Mortgage Investors, Inc., Series 06-SL1, Class A, 2.663%, due 09/25/36(3)	341,948	160,716
Morgan Stanley Mortgage Loan Trust, Series 06-14SL, Class A1, 2.643%, due 11/25/36(3)	1,060,671	424,268
Nomura Asset Acceptance Corp., Series 06-S4, Class A1, 2.653%, due 08/25/36(3)	1,070,533	235,517
SACO I Trust, Series 06-5, Class 2A1, 2.633%, due 05/25/36(3),(5)	1,459,465	389,976
Series 06-3, Class A1, 2.663%, due 04/25/36(3)	652,253	251,538
Structured Asset Securities Corp., Series 05-S7, Class A2, 2.783%, due 12/25/35(2),(3)	816,853	669,820
Series 05-S7, Class M5, 3.133%, due 12/25/35(2),(3)	2,500,000	97,250
Series 03-AL2, Class A, 3.357%, due 01/25/31(2)	104,310	81,844
WFS Financial Owner Trust, Series 05-2, Class D, 4.840%, due 11/19/12	2,250,000	2,249,296

Total asset-backed securities (cost $23,425,635)		9,083,279

12

UBS Global Securities Relationship Fund—Portfolio of investments June 30, 2008 (unaudited)

	Face amount	Value

Bonds — (continued)
US bonds — (continued)
Collateralized debt obligations — 0.14%
G-Force CDO Ltd., Series 06-1A, Class A3, 5.600%, due 09/27/46(2),(5)	$5,000,000	$3,400,000
Rutland Rated Investments, Series DRYD-1A, Class A6F, 6.957%, due 06/20/13(2),(5)	1,070,000	447,059

Total collateralized debt obligations (cost $5,998,637)		3,847,059

Commercial mortgage-backed securities — 1.41%
Banc of America Commercial Mortgage, Inc., Series 06-5, Class C, 5.557%, due 09/10/47	925,000	688,062
Series 06-4, Class C, 5.754%, due 07/10/46(3)	1,200,000	934,816
Bear Stearns Commercial Mortgage Securities Trust, Series 06-PW14, Class B, 5.333%, due 12/11/38(2)	1,250,000	937,625
Series 07-PW17, Class A4, 5.694%, due 06/11/50(3)	3,350,000	3,157,246
Series 07-PW16, Class A4, 5.902%, due 06/11/40(3)	3,750,000	3,567,328
Series 07-T28, Class A4, 5.742%, due 09/11/42(3)	3,500,000	3,308,093
Credit Suisse Mortgage Capital Certificates, Series 06-C2, Class A3, 5.847%, due 03/15/39(3)	3,125,000	3,034,437
Series 06-C3, Class B, 6.021%, due 06/15/38(3)	950,000	751,980
Greenwich Capital Commercial Funding Corp., Series 06-RR1, Class A1, 5.962%, due 03/18/49(2),(3)	8,000,000	5,491,250
GS Alternative Mortgage Product II, Series 06-RR2, Class A1, 5.811%, due 06/23/46(2),(3)	5,966,446	4,532,709
Host Marriott Pool Trust, Series 99-HMTA, Class A, 6.980%, due 08/03/15(2)	72,102	73,430
JPMorgan Chase Commercial Alternative Mortgage Product, Series 05-LDP4, Class B, 5.129%, due 10/15/42(3)	1,080,000	889,985
Series 06-CB17, Class A4, 5.429%, due 12/12/43	2,500,000	2,368,007
Series 06-LDP8, Class B, 5.520%, due 05/15/45(3)	950,000	718,354
JPMorgan Commercial Mortgage Finance Corp., Series 99-C8, Class A2, 7.400%, due 07/15/31(3)	791,180	802,051
Merrill Lynch Mortgage Trust, Series 05-LC1, Class A4, 5.291%, due 01/12/44(3)	5,625,000	5,412,304

	Face amount		Value

Commercial mortgage-backed securities — (concluded)
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 06-3, Class B, 5.525%, due 07/12/46(3)		$950,000	$727,974
Salomon Brothers Mortgage Securities VII, Inc., Series 00-C1, Class A2, 7.520%, due 12/18/09(3)		1,274,340	1,309,366

Total commercial mortgage-backed securities (cost $44,475,370)			38,705,017

Mortgage & agency debt securities — 4.17%
American Home Mortgage Investment Trust, Series 06-3, Class 4A, 2.673%, due 11/25/35(3)		991,246	503,445
Bear Stearns Alt-A Trust, Series 06-4, Class 3B2, 6.264%, due 07/25/36(3)		245	7
Citicorp Mortgage Securities, Inc., Series 94-3, Class A13, 6.500%, due 02/25/24		118,483	117,959
Countrywide Alternative Loan Trust, Series 04-J11, Class 3A1, 7.250%, due 08/25/32		629,513	598,457
Federal Home Loan Bank, 2.375%, due 04/30/10(1)		5,485,000	5,408,972
4.625%, due 11/19/10		7,595,000	7,641,041
Federal Home Loan Mortgage Corp., 2.375%, due 05/28/10		1,025,000	1,010,057
2.875%, due 06/28/10		2,685,000	2,667,832
3.500%, due 05/29/13(1)		6,030,000	5,859,267
5.250%, due 10/10/12		1,440,000	1,449,900
5.600%, due 10/17/13		1,935,000	1,949,050
5.750%, due 09/15/10	EUR	1,870,000	2,964,525
Federal Home Loan Mortgage Corp. Gold Pools, # A21485, 4.500%, due 05/01/34		$2,643,390	2,460,056
# E01345, 5.500%, due 04/01/18		179,862	182,308
# G11725, 5.500%, due 11/01/18		2,844,566	2,882,820
# C00730, 6.000%, due 03/01/29		698,907	711,998
# C00742, 6.500%, due 04/01/29		2,146	2,235
# C26638, 6.500%, due 05/01/29		232,553	242,214
# J02578, 6.500%, due 09/01/19		981,479	1,021,738
# G01449, 7.000%, due 07/01/32		594,693	628,590
# D66838, 8.000%, due 09/01/25		787	852
Federal Home Loan Mortgage Corp. REMICs, Series 3178, Class MC, 6.000%, due 04/15/32		4,000,000	4,117,681
Series 1595, Class D, 7.000%, due 10/15/13		54,575	56,704
Federal National Mortgage Association, 3.500%, due 04/28/11		3,830,000	3,819,341
3.875%, due 07/12/13		6,030,000	5,948,860
5.000%, due 10/15/10		1,440,000	1,448,329

13

UBS Global Securities Relationship Fund—Portfolio of investments June 30, 2008 (unaudited)

	Face amount	Value

Bonds — (continued)
US bonds — (concluded)
Mortgage & agency debt securities — (continued)
Federal National Mortgage Association, 5.000%, TBA	$12,105,000	$11,601,892
5.250%, due 08/01/12	1,870,000	1,892,485
6.000%, due 08/22/16	5,460,000	5,479,743
Federal National Mortgage Association Grantor Trust, Series 01-T4, Class A1, 7.500%, due 07/25/41	600,806	638,909
Federal National Mortgage Association Pools, # 783595, 4.861%, due 03/01/35(3)	2,339,077	2,362,105
# 357490, 5.000%, due 02/01/19	955,594	954,389
# 863028, 5.202%, due 12/01/35(3)	2,390,165	2,423,083
# 252268, 5.500%, due 01/01/09	14,867	14,934
# 545975, 5.500%, due 10/01/17	1,923,520	1,954,156
# 762615, 5.500%, due 12/01/23	1,985,652	1,984,363
# 688066, 5.500%, due 03/01/33	327,599	325,034
# 705626, 5.500%, due 05/01/33	1,505,740	1,493,006
# 555591, 5.500%, due 07/01/33	1,516,295	1,503,471
# 323789, 6.000%, due 06/01/14	356,022	366,525
# 555689, 6.000%, due 11/01/17	1,138,347	1,171,217
# 810112, 6.000%, due 03/01/20	1,096,296	1,125,211
# 596124, 6.000%, due 11/01/28	175,586	178,875
# 323715, 6.000%, due 05/01/29	3,406	3,469
# 522564, 6.000%, due 07/01/29	453,937	462,440
# 585325, 6.000%, due 07/01/29	714,798	728,187
# 545061, 6.000%, due 12/01/29	910,621	927,393
# 708631, 6.000%, due 06/01/33	94,844	96,235
# 891332, 6.155%, due 04/01/36(3)	730,824	740,963
# 190255, 6.500%, due 02/01/09	124,996	125,505
# 653819, 7.500%, due 02/01/33	157,631	170,134
# 7237, 9.500%, due 11/01/09	4,704	4,836
Federal National Mortgage Association Whole Loan, Series 95-W3, Class A, 9.000%, due 04/25/25	19,139	21,318
Government National Mortgage Association, 5.000%, TBA	4,330,000	4,194,688
Government National Mortgage Association Pools, # 2671, 6.000%, due 11/20/28	3,749	3,822
# 495814, 6.000%, due 01/15/29	18,643	19,023
# 2713, 6.000%, due 02/20/29	146,907	149,735
# 2794, 6.000%, due 08/20/29	83,265	84,868
# 509932, 6.500%, due 06/15/29	902,410	937,546
# 781276, 6.500%, due 04/15/31	1,359,680	1,412,195
# 491532, 6.500%, due 01/20/34	318,134	328,440
# 780204, 7.000%, due 07/15/25	3,129	3,342
# 405595, 7.000%, due 03/15/26	32,283	34,462
# 338523, 8.000%, due 12/15/22	19,343	21,128
IndyMac INDX Mortgage Loan Trust, Series 05-AR3, Class B1, 5.768%, due 04/25/35(3)	2,128,862	904,766
JPMorgan Alternative Loan Trust, Series 06-A4, Class A7, 6.300%, due 09/25/36(3)	5,000,000	2,624,950

	Face amount		Value

Mortgage & agency debt securities — (concluded)
Residential Asset Securitization Trust, Series 04-IP2, Class B1, 5.374%, due 12/25/34(3)		$1,617,357	$485,207
Structured Adjustable Rate Mortgage Loan Trust, Series 06-5, Class 5A3, 5.528%, due 06/25/36(3)		4,850,918	4,434,687
WaMu Mortgage Pass-Through Certificates, Series 06-AR16, Class 2A1, 5.636%, due 12/25/36(3)		2,419,475	2,288,799
Series 07-HY1, Class 3A2, 5.881%, due 02/25/37(3)		4,050,000	3,656,745
Washington Mutual MSC Mortgage Pass-Through Certificates, Series 02-MS6, Class 3A1, 6.500%, due 09/25/32		263,729	244,236

Total mortgage & agency debt securities (cost $120,129,873)			114,272,755

US government obligations — 3.53%
US Treasury Bonds,
4.750%, due 02/15/37(1)		20,480,000	21,148,795
8.125%, due 08/15/19		1,475,000	1,970,047
US Treasury Inflation Indexed Bonds (TIPS), 1.625%, due 01/15/18		20,237,843	20,558,795
2.375%, due 04/15/11		10,918,288	11,569,116
US Treasury Notes, 1.750%, due 03/31/10(1)		16,505,000	16,292,234
2.750%, due 02/28/13(1)		8,715,000	8,508,019
4.500%, due 03/31/09(1)		6,855,000	6,963,713
4.750%, due 08/15/17(1)		9,340,000	9,894,563

Total US government obligations (cost $96,658,354)			96,905,282

Total US bonds (cost $301,884,321)			273,227,468

International bonds — 5.51%
International corporate bonds — 1.09%
Cayman Islands — 0.00%(6)
Santander Central Hispano Issuances Ltd., 7.625%, due 09/14/10		$100,000	106,155

Germany — 0.36%
Kreditanstalt fuer Wiederaufbau, 5.000%, due 07/04/11	EUR	3,050,000	4,783,733
6.000%, due 12/07/28	GBP	1,600,000	3,441,761
Landwirtschaftliche Rentenbank, 6.000%, due 09/15/09	AUD	1,850,000	1,735,165

			9,960,659

Ireland — 0.11%
Depfa ACS Bank, 0.750%, due 09/22/08	JPY	200,000,000	1,882,650
GE Capital European Funding, 4.625%, due 08/23/10	EUR	740,000	1,136,525

			3,019,175

14

UBS Global Securities Relationship Fund—Portfolio of investments June 30, 2008 (unaudited)

	Face amount		Value

Bonds — (concluded)
International bonds — (concluded)
International corporate bonds — (concluded)
Italy — 0.04%
Intesa Sanpaolo SpA, 6.375%, due 04/06/10	EUR	700,000	$1,103,911
Netherlands — 0.28%
E.ON International Finance BV, 5.125%, due 10/02/12	EUR	730,000	1,134,497
Rabobank Nederland NV, 1.050%, due 01/22/10	JPY	320,000,000	3,010,938
4.125%, due 04/04/12	EUR	2,320,000	3,507,280

			7,652,715

United Kingdom — 0.30%
Abbey National PLC, 7.950%, due 10/26/29		$165,000	167,816
Bank of Scotland PLC, 9.375%, due 05/15/21	GBP	580,000	1,266,818
Lloyds TSB Bank PLC, 6.625%, due 03/30/15		1,400,000	2,747,500
Royal Bank of Scotland Group PLC, 9.118%, due 03/31/10(7)		$300,000	302,297
Royal Bank of Scotland PLC, 9.625%, due 06/22/15	GBP	1,120,000	2,541,323
Vodafone Group PLC, 3.625%, due 11/29/12	EUR	800,000	1,148,202

			8,173,956

Total international corporate bonds (cost $29,489,089)			30,016,571

Foreign government bonds — 4.07%
Austria — 0.05%
Republic of Austria, 5.250%, due 01/04/11	EUR	950,000	1,512,659

Canada — 0.17%
Government of Canada,
5.250%, due 06/01/12	CAD	4,480,000	4,683,373
5.750%, due 06/01/29		100	120
6.000%, due 06/01/11		200	210
8.000%, due 06/01/23		200	283

			4,683,986

France — 0.40%
French Treasury Note, 3.500%, due 07/12/09	EUR	5,650,000	8,786,493
Government of France, 1.800%, due 07/25/40		1,018,054	1,443,261
4.750%, due 04/25/35		595,000	900,703

			11,130,457

Germany — 0.40%
Deutsche Bundesrepublik Inflation Linked, 1.500%, due 04/15/16	EUR	724,254	1,096,469
Deutsche Bundesrepublik, 3.750%, due 01/04/09		1,335,000	2,094,345
4.000%, due 01/04/37		450,000	612,685
4.750%, due 07/04/34		4,770,000	7,302,246

			11,105,745

	Face amount		Value

Italy — 1.48%
Buoni Poliennali Del Tesoro, 2.100%, due 09/15/17	EUR	2,737,256	$4,168,013
4.000%, due 02/01/37		3,660,000	4,589,245
4.250%, due 08/01/13		14,450,000	21,992,518
4.500%, due 05/01/09		300,000	471,381
5.250%, due 08/01/11		1,820,000	2,882,405
6.500%, due 11/01/27		3,615,000	6,441,681

			40,545,243

Japan — 0.53%
Government of Japan, 0.600%, due 12/20/08	JPY	320,000,000	3,010,438
1.300%, due 06/20/11		125,000,000	1,190,775
1.200%, due 09/20/11		185,000,000	1,755,375
1.300%, due 03/20/15		150,000,000	1,412,040
1.900%, due 06/20/16		427,700,000	4,180,851
2.300%, due 06/20/35		275,000,000	2,535,149
Government of Japan CPI Linked Bond, 1.000%, due 06/10/16		53,380,800	501,458

			14,586,086

Netherlands — 0.14%
Government of Netherlands, 4.000%, due 01/15/37	EUR	2,830,000	3,801,152

Poland — 0.14%
Poland Government Bond, 5.750%, due 09/23/22	PLN	8,800,000	3,808,849

Spain — 0.43%
Government of Spain, 5.150%, due 07/30/09	EUR	2,765,000	4,369,113
5.750%, due 07/30/32		2,075,000	3,524,520
6.150%, due 01/31/13		2,300,001	3,806,825

			11,700,458

Sweden — 0.05%
Government of Sweden, 6.750%, due 05/05/14	SEK	6,950,000	1,275,418

United Kingdom — 0.28%
UK Gilts, 4.750%, due 12/07/38	GBP	1,075,000	2,157,705
5.000%, due 03/07/12		2,735,000	5,413,498

			7,571,203

Total foreign government bonds (cost $109,538,235)			111,721,256

Sovereign/supranational bonds — 0.35%
Council of Europe Development Bank, 6.250%, due 01/23/12	AUD	2,500,000	2,293,036
European Investment Bank, 4.750%, due 06/06/12	GBP	540,000	1,035,088
5.375%, due 10/15/12	EUR	2,350,000	3,744,264
6.250%, due 04/15/14	GBP	1,240,000	2,522,228

Total sovereign/supranational bonds (cost $9,213,070)			9,594,616

Total international bonds (cost $148,240,394)			151,332,443

Total bonds (cost $450,124,715)			424,559,911

15

UBS Global Securities Relationship Fund—Portfolio of investments June 30, 2008 (unaudited)

	Units	Value

Investment companies — 20.47%
UBS Corporate Bond Relationship Fund(8)	8,712,557	$106,245,280
UBS Emerging Markets Equity Relationship Fund(8)	788,037	27,942,308
UBS High Yield Relationship Fund(8)	6,646,929	142,016,285
UBS Small-Cap Equity Relationship Fund(8)	2,017,308	81,188,798
UBS U.S. Securitized Mortgage Relationship Fund(8)	21,089,354	204,334,750

(cost $581,448,203)		561,727,421

	Number of rights
Rights — 0.00%
United Kingdom — 0.00%
Barclays PLC, expires 07/17/08*(9) (cost $0)	256,016	0

	Units	Value

Short-term investment — 2.68%
Other — 2.68%
UBS Supplementary Trust — U.S. Cash Management Prime Fund, 2.71%(8),(10) (cost $73,585,963)	73,585,963	$73,585,963

Investment of cash collateral from securities loaned — 1.47%
UBS Supplementary Trust — U.S. Cash Management Prime Fund, 2.71%(8),(10) (cost $40,426,664)	40,426,664	40,426,664

Total investments — 101.16% (cost $2,965,293,398)		2,776,514,851
Liabilities, in excess of cash and other assets — (1.16)%		(31,828,733)

Net assets — 100.00%		$2,744,686,118

Notes to portfolio of investments

Aggregate cost for federal income tax purposes, which was the same for book purposes, was $2,965,293,398; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$146,350,836
Gross unrealized depreciation	(335,129,383)

Net unrealized depreciation	$(188,778,547)

*	Non-income producing security.
(1)	Security, or portion thereof, was on loan at June 30, 2008.
(2)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid, unless otherwise noted, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2008, the value of these securities amounted to $18,033,178 or 0.66% of net assets.

(3)	Floating rate security — The interest rates shown are the current rates as of June 30, 2008.
(4)	Step bond — Coupon rate increases in increments to maturity. Rate disclosed is as of June 30, 2008. Maturity date disclosed is the ultimate maturity date.
(5)	Security is illiquid. These securities amounted to $4,237,035 or 0.15% of net assets.
(6)	Amount represents less than 0.005% .
(7)	Perpetual bond security. The maturity date reflects the next call date.
(8)	Investment in affiliated mutual fund.
(9)	Security is being fair valued by a valuation committee under the direction of the Board of Trustees. At June 30, 2008, the value of this security amounted to $0 and 0.00% of net assets.
(10)	The rate shown reflects the yield at June 30, 2008.
CDO	Collateralized debt obligations
CPI	Consumer price index
GMAC	General Motors Acceptance Corp.
GS	Goldman Sachs
GSAMP	Goldman Sachs Alternative Mortgage Product
MSC	Mortgage Securities Corp.

Preference shares — A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

REMIC	Real Estate Mortgage Investment Conduit
TBA	(To be announced) Security is purchased on a forward commitment basis with an approximate principal amount (generally +/-1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement, when the specific mortgage pools are assigned.
TIPS	Treasury inflation protected securities (“TIPS”) are debt securities issued by the US Treasury whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index (“CPI”). Thus, if inflation occurs, the principal and interest payments on the TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the TIPS generally pay lower interest rates than typical US Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury bond of the same maturity.

16

UBS Global Securities Relationship Fund — Portfolio of investments June 30, 2008 (unaudited)

Currency type abbreviations:

AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro
GBP	Great Britain Pound
JPY	Japanese Yen
PLN	Polish Zloty
SEK	Swedish Krona

Restricted security

Security	Acquisition date	Acquisition cost	Acquisition cost as a percentage of net assets	06/30/08 Market value	06/30/08 Market value as a percentage of net assets
G-Force CDO Ltd., Series 06-1A, Class A3, 5.600%, due 09/27/46	08/03/06	$4,928,637	0.18%	$3,400,000	0.12%

Forward foreign currency contracts

UBS Global Securities Relationship Fund had the following open forward foreign currency contracts as of June 30, 2008:

	Contracts to deliver	In exchange for		Maturity dates	Unrealized appreciation/ (depreciation)
Australian Dollar	12,565,000	USD	11,258,843	10/03/08	$(639,793)
Canadian Dollar	28,335,000	USD	27,652,778	10/03/08	(104,138)
Euro	194,180,000	USD	303,083,717	10/03/08	(1,178,220)
Great Britain Pound	58,715,000	USD	116,349,292	10/03/08	235,290
Great Britain Pound	15,460,000	USD	29,978,102	10/03/08	(595,388)
Japanese Yen	23,100,000	USD	215,549	07/01/08	(1,996)
Swedish Krona	170,020,000	USD	28,470,955	10/03/08	386,988
Swiss Franc	20,785,000	USD	20,943,986	10/03/08	582,903
Taiwan Dollar	772,000,000	USD	25,426,520	08/20/08	(108,325)
United States Dollar	57,385	AUD	60,000	07/01/08	134
United States Dollar	123,940,343	CHF	123,615,000	10/03/08	(2,846,514)
United States Dollar	15,577,629	CHF	16,365,000	10/03/08	453,601
United States Dollar	32,447,720	EUR	20,845,000	10/03/08	214,450
United States Dollar	33,899,204	GBP	17,345,000	10/03/08	402,037
United States Dollar	283,649,883	JPY	28,065,400,000	10/03/08	(17,974,163)
United States Dollar	156,214,051	SEK	941,060,000	10/03/08	(769,412)
United States Dollar	37,960,757	SGD	52,135,000	10/03/08	526,919
United States Dollar	61,225,490	TWD	1,873,500,000	08/20/08	742,815

Net unrealized depreciation on forward foreign currency contracts					$(20,672,812)

Currency type abbreviations:

AUD	Australian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	Great Britain Pound
JPY	Japanese Yen
SEK	Swedish Krona
SGD	Singapore Dollar
TWD	Taiwan Dollar
USD	United States Dollar

17

UBS Global Securities Relationship Fund—Portfolio of investments June 30, 2008 (unaudited)

Futures contracts

UBS Global Securities Relationship Fund had the following open futures contracts as of June 30, 2008:

	Expiration dates	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
US treasury futures sell contracts:
2 Year US Treasury Notes, 340 contracts (USD)	September 2008	$(71,627,901)	$(71,809,063)	$(181,162)
5 Year US Treasury Notes, 901 contracts (USD)	September 2008	(99,249,403)	(99,609,773)	(360,371)

Index futures buy contracts:
Amsterdam Exchanges Index, 511 contracts (EUR)	July 2008	72,834,779	68,563,235	(4,271,544)
Eurodollar-CME Index, 2,528 contracts (USD)	June 2009	609,665,045	609,690,400	25,355
FTSE 100 Index, 610 contracts (GBP)	September 2008	70,510,906	68,624,809	(1,886,097)
S&P 500 Index, 252 contracts (USD)	September 2008	85,661,982	80,709,300	(4,952,682)
S&P/MIB Index, 120 contracts (EUR)	September 2008	28,230,130	28,034,027	(196,103)

Index futures sell contracts:
DAX Index, 106 contracts (EUR)	September 2008	(28,736,870)	(27,036,455)	1,700,415
Hang Seng Index, 96 contracts (HKD)	July 2008	(14,010,407)	(13,617,109)	393,298
Nikkei 225 Index, 214 contracts (JPY)	September 2008	(28,855,409)	(27,146,772)	1,708,637
S&P Toronto Stock Exchange 60 Index, 319 contracts (CAD)	September 2008	(55,088,812)	(54,195,901)	892,912
SFE SPI 200 Index, 329 contracts (AUD)	September 2008	(41,894,016)	(40,946,266)	947,750

Net unrealized depreciation on futures contracts				$(6,179,592)

The segregated aggregate market value of cash collateral delivered to broker to cover margin requirements for the open futures positions at June 30, 2008 was $18,177,774.

Currency type abbreviations:

AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro
GBP	Great Britain Pound
HKD	Hong Kong Dollar
JPY	Japanese Yen
USD	United States Dollar

18	See accompanying notes to financial statements.

UBS Emerging Markets Equity Completion Relationship Fund

Portfolio performance

For the six months ended June 30, 2008, UBS Emerging Markets Equity Completion Relationship Fund (the “Fund”) declined 15.59%. For comparison purposes, the MSCI Emerging Markets Index (net US) (in USD) (the “Index”), declined 11.76%. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares, while the Index returns do not reflect fees and expenses.)

During the reporting period, the Fund’s performance was driven by stock selection, as well as sector and country positioning.

Portfolio performance summary(1)

What worked

•

Select stocks generated positive results during the period under review. In particular, we saw strong returns from our holdings in Petroleo Brasileiro, Novolipetsk Iron and Steel Corp., Bumi Resources, Cia Vale do Rio Doce and LG Electronics.

•	Sector positioning in a few areas enhanced the Fund’s results. An emphasis on energy and consumer staples, and a focus away from industrials benefited performance during the reporting period.

•	Country allocations in Russia and Brazil enhanced the Fund’s results during the six-month period.

What didn’t work

•

As a whole, stock selection detracted from performance. Large negative contributions came from the Fund’s holdings in China Petroleum & Chemical Corp., ICICI Bank Ltd., Turkiye Garanti Bankasi and United Spirits Ltd.

•

At the sector level, financials, namely banks and telecoms, were significant detractors from performance. Negative contributions came from stocks, including Bank Rakyat Indonesia, Philippine National Bank, Bharti Airtel and Mobile Telesystems OJSC.

•	A position to India was a drag on the Fund’s performance, as the market was the biggest underperformer over the year-to-date period.

Portfolio Highlights

Novolipetsk Iron and Steel Corp. performed well during the reporting period. Its shares benefited as demand remained strong and rising raw materials costs pushed steel prices sharply higher.

LG Electronics enhanced the Fund’s return. The company reported strong results in its mobile division, particularly handsets, and is benefiting from management’s renewed focus on profitability and product rationalization.

(1)	For a detailed commentary on the market environment in general during the reporting period, see page 3.

19

UBS Emerging Markets Equity Completion Relationship Fund

ICICI Bank detracted from performance mainly on fears that rising inflation risks, central bank tightening and weaker capital markets could potentially hurt insurance growth.

United Spirits Ltd. underperformed on concerns of rising raw materials costs and its impact on margins. High inflation and India’s worsening government fiscal position raised fears of higher taxes on liquor companies.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended June 30, 2008. The views and opinions in the letter were current as of August 15, 2008. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

20

UBS Emerging Markets Equity Completion Relationship Fund

Average annual total return (unaudited)

	6 months ended 06/30/08	1 year ended 06/30/08	Inception 5/25/06(1) to 06/30/08
UBS Emerging Markets Equity Completion Relationship Fund	-15.59%	2.35%	19.55%
MSCI Emerging Markets Index (net US) (in USD)(2)	-11.76	4.56	21.89

(1)

Performance inception date of UBS Emerging Markets Equity Completion Relationship Fund. For illustration purposes, the since inception return for the index is calculated as of 05/31/06, which is the closest month end to the inception date of the Fund.

(2)

MSCI Emerging Markets Index (net US) (in USD) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets net of dividend tax. This benchmark has been calculated net of withholding tax from a US perspective by the Advisor. Investors should note that indices do not reflect fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

21

UBS Emerging Markets Equity Completion Relationship Fund

Top ten equity holdings (unaudited)

As of June 30, 2008

Percentage of net assets
Petroleo Brasileiro SA, Preference shares	8.8%
Gazprom OAO ADR	6.6
Cia Vale do Rio Doce ADR	6.3
China Mobile Ltd.	3.0
Taiwan Semiconductor Manufacturing Co., Ltd.	2.9
Teva Pharmaceutical Industries Ltd. ADR	2.8
HON HAI Precision Industry Co., Ltd.	2.5
Banco Itau Holding Financeira SA, Preference shares	2.5
Novolipetsk Iron and Steel Corp.	2.5
Sberbank	2.3
Total	40.2%

Country exposure, top five (unaudited)

As of June 30, 2008

Percentage of net assets
Brazil	17.6%
Russia	16.8
Taiwan	11.9
China	11.6
South Korea	10.7
Total	68.6%

Industry diversification (unaudited)

As a percentage of net assets

As of June 30, 2008

International equities
Aerospace & defense	2.47%
Automobiles	1.37
Beverages	2.10
Commercial banks	18.51
Construction & engineering	3.21
Construction materials	0.90
Diversified financial services	1.02
Diversified telecommunication services	1.40
Electronic equipment & instruments	2.50
Food products	4.08
Household durables	2.25
IT services	1.95
Insurance	0.72
Machinery	1.12
Marine	0.40
Media	1.03
Metals & mining	10.06
Multiline retail	1.56
Oil, gas & consumable fuels	21.24
Pharmaceuticals	5.43
Real estate management & development	1.63
Semiconductors & semiconductor equipment	2.92
Tobacco	1.34
Wireless telecommunication services	7.64

Total international equities	96.85
Rights	0.67
Short-term investment	0.16

Total investments	97.68
Cash and other assets, less liabilities	2.32

Net assets	100.00%

22

UBS Emerging Markets Equity Completion Relationship Fund— Portfolio of investments June 30, 2008 (unaudited)

	Shares	Value
International equities — 96.85%
Brazil — 17.61%
Banco Itau Holding Financeira SA, Preference shares	123,650	$2,499,842
Cia Vale do Rio Doce ADR	178,900	6,408,198
Petroleo Brasileiro SA, Preference shares	309,013	8,909,351

		17,817,391

China — 11.62%
China Communications Construction Co., Ltd., H Shares	416,300	712,231
China Mengniu Dairy Co., Ltd.	722,000	2,046,388
China Merchants Bank Co., Ltd., H Shares	713,500	2,241,912
China Mobile Ltd.	228,500	3,071,185
China Overseas Land & Investment Ltd.	544,000	859,544
China Petroleum & Chemical Corp., H Shares	2,178,000	2,039,104
Guangzhou R&F Properties Co., Ltd., H Shares	423,600	789,912

		11,760,276

India — 9.06%
Bajaj Auto Ltd.	16,811	175,964
Bajaj Finserv Ltd.	16,811	210,152
Bajaj Holdings and Investment Ltd.	16,811	169,517
Bharti Airtel Ltd.*	76,795	1,287,354
ICICI Bank Ltd. ADR	38,300	1,101,508
Infosys Technology Ltd., ADR	45,400	1,973,084
Jaiprakash Associates Ltd.	125,862	421,539
Reliance Industries Ltd. GDR(1)	18,043	1,765,570
Sun Pharmaceutical Industries Ltd.*	34,207	1,113,824
United Spirits Ltd.	32,841	950,843

		9,169,355

Indonesia — 4.91%
Astra International Tbk PT	499,500	1,042,882
Bank Rakyat Indonesia PT	3,263,000	1,804,913
Bumi Resources Tbk PT	2,387,000	2,122,929

		4,970,724

Israel — 2.77%
Teva Pharmaceutical Industries Ltd. ADR	61,100	2,798,380

Malaysia — 2.48%
Bumiputra-Commerce Holdings Bhd	430,200	1,053,283
Public Bank Bhd	458,600	1,459,660

		2,512,943

Mexico — 1.80%
Fomento Economico Mexicano SAB de CV	258,000	1,174,285
Grupo Financiero Banorte SAB de CV	137,500	646,629

		1,820,914

Philippines — 1.01%
Ayala Corp.	90,155	517,094
Philippine National Bank*	774,150	508,685

		1,025,779

	Shares	Value
Russia — 16.81%
Eurasian Natural Resources Corp.*	41,772	$1,109,103
Gazprom OAO ADR	114,750	6,652,015
Mobile Telesystems OJSC ADR	20,200	1,547,522
Novolipetsk Iron and Steel Corp.	44,150	2,494,475
Novolipetsk Steel OJSC GDR	23,300	1,328,100
Pharmstandard GDR*	57,650	1,588,257
Sberbank	721,179	2,278,926

		16,998,398

South Africa — 4.16%
Anglo Platinum Ltd.	8,016	1,338,048
MTN Group Ltd.	114,930	1,827,431
Naspers Ltd., Class N	47,943	1,047,031

		4,212,510

South Korea — 10.71%
Daewoo Shipbuilding & Marine Engineering Co., Ltd.	19,422	759,390
Hanjin Heavy Industries & Construction Co., Ltd.	8,633	371,383
Hyundai Department Store Co., Ltd.	19,436	1,573,758
KT&G Corp.	15,768	1,356,646
LG Electronics, Inc.	20,085	2,275,295
Samsung Engineering Co., Ltd.	28,224	2,112,652
Shinhan Financial Group Co., Ltd.	43,905	1,985,284
STX Pan Ocean Co., Ltd.	202,000	405,321

		10,839,729

Taiwan — 11.87%
Asia Cement Corp.	609,000	912,908
Cathay Financial Holding Co., Ltd.	237,000	515,336
Chinatrust Financial Holding Co.*	1,126,000	1,086,937
Chunghwa Telecom Co., Ltd.	547,000	1,414,671
HON HAI Precision Industry Co., Ltd.	514,200	2,532,629
Taiwan Semiconductor Manufacturing Co., Ltd.	1,378,911	2,952,895
Uni-President Enterprises Corp.	1,728,020	2,077,974
Yuanta Financial Holdings Co., Ltd.*	740,000	518,071

		12,011,421

Thailand — 1.65%
Bank of Ayudhya PCL NVDR*	2,532,900	1,666,631

Turkey — 0.39%
Turkiye Garanti Bankasi AS*	173,235	399,218

Total international equities (cost $99,959,437)		98,003,669

23

UBS Emerging Markets Equity Completion Relationship Fund— Portfolio of investments June 30, 2008 (unaudited)

	Number of rights	Value
Rights — 0.67%
Turkey — 0.67%
Turkiye Garanti Bankasi AS, expires 06/17/08* (cost $0)	371,277	$673,559

	Units
Short-term investment — 0.16%
Investment company — 0.16%
UBS Cash Management Prime Relationship Fund, 2.70%(2),(3) (cost $166,203)	166,203	166,203

Total investments — 97.68% (cost $100,125,640)		98,843,431
Cash and other assets, less liabilities — 2.32%		2,345,569

Net assets — 100.00%		$101,189,000

Notes to portfolio of investments

Aggregate cost for federal income tax purposes, which was the same for book purposes, was $100,125,640 and net unrealized depreciation consisted of:

Gross unrealized appreciation	$10,734,274
Gross unrealized depreciation	(12,016,483)

Net unrealized depreciation	$(1,282,209)

*	Non-income producing security.
(1)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid, unless otherwise noted, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2008, the value of these securities amounted to $1,765,570 or 1.74% of net assets.

(2)	Investment in affiliated mutual fund.
(3)	The rate shown reflects the yield at June 30, 2008.
ADR	American depositary receipt
GDR	Global depositary receipt
OJSC	Open Joint Stock Company
NVDR	Non-voting depositary receipt

Preference shares — A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

Forward foreign currency contract

UBS Emerging Markets Equity Completion Relationship Fund had the following open forward foreign currency contract as of June 30, 2008:

	Contract to deliver	In exchange for		Maturity date	Unrealized appreciation
South African Rand	12,300,000	USD	1,574,017	07/07/08	$5,423

Currency type abbreviation:

USD	United States Dollar

24	See accompanying notes to financial statements.

UBS Emerging Markets Equity Relationship Fund

Portfolio performance

For the six months ended June 30, 2008, UBS Emerging Markets Equity Relationship Fund (the “Fund”) declined 12.08%, while the Fund’s benchmark, the MSCI Emerging Markets Index (net US) (in USD) (the “Index”), declined 11.76%. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares, while the Index returns do not reflect fees and expenses.)

Stock selection detracted from the Fund’s performance, while sector and country allocation were positive contributors.

Portfolio performance summary(1)

What worked

•	Stock selection contributed to performance.

•

Stock selection was extremely strong in materials and energy, the biggest positive sector contributors to performance. In particular, Petroleo Brasileiro, Novolipetsk Iron and Steel Corp., ENRC, Bumi Resources, Usinas Siderurgicas de Minas Gerais SA and Cia Vale do Rio Doce generated strong results. We believe that the current supply-demand imbalance in these sectors will eventually correct, and that commodity prices and valuations will normalize. For now, we are finding select opportunities based on bottom-up stock selection.

•

Stock selection in utilities, such as an overweight in CEZ, generated positive results for the Fund. Other positive contributions came from consumer durables (LG Electronics) and technology (Taiwan Semi and Infosys).

•	Sector positioning helped performance.

•	The Fund’s underweight position in industrials, namely capital goods, was beneficial to performance, as the sector was one of the laggards during the reporting period.

•

An underweight to diversified financials and real estate also added to the Fund’s return. Both sectors were adversely affected over the period by the continued fall-out from the sub-prime crisis, concerns over central banks tightening more than anticipated and the deteriorating economic outlook.

•	Several country positions were positive for the period.

•	The Fund overweighted Russia, which we believed was attractive due to a strong economy and attractive valuations. The market performed well, driven by materials and energy.

•

We also liked Brazil, where we held an overweight position. Apart from finding value at the bottom-up stock level, we favored Brazil based on its strong fundamentals. For example, the market benefited when the country’s debt was upgraded by various rating agencies.

(1)	For a detailed commentary on the market environment in general during the reporting period, see page 3.

25

UBS Emerging Markets Equity Relationship Fund

What didn’t work

•	Stock selection decisions in telecommunication services, financials, consumer staples and industrials held back Fund returns for the period.

•

The Fund’s telecommunication services stocks detracted from relative returns. Decisions to overweight Mobile Telesystems and Bharti Airtel did not pay off during the period. However, we continue to see what we believe are superior growth prospects in this industry, in a number of countries. It is our view that emerging markets demographics will, from current low penetration levels, favor increased consumption in this area for years to come. In addition, our research indicates that the existence of positive catalysts, such as industry restructuring, should help unlock stock value.

•

Stock selection in industrials detracted from performance, particularly our positions in capital goods, stocks such as Hyundai Heavy Industries. This was partly offset, however, by the Fund’s underweight to the sector.

•	Industry positions, including the Fund’s overweight to financials and its underweight to materials, were negative contributors.

•

An underweight to materials hurt performance, as the sector was the top performer over the year-to-date period. Within materials, we held an overweight to metals and mining and an underweight to chemicals, as we believed most valuations were expensive.

•

In financials, we favored commercial banks such as Turkiye Garanti Bankasi, ICICI Bank Ltd. and Philippine National Bank—all of which underperformed. Financials performed poorly over the year on sub-prime-related concerns and fears that the central banks would tighten more than expected as inflation worsened.

Portfolio Highlights

•	Novolipetsk Iron and Steel Corp. performed well during the reporting period. Its shares benefited as demand remained strong and rising raw materials costs pushed prices sharply higher.

•

LG Electronics enhanced the Fund’s return. The company reported strong results in its mobile division, particularly handsets, and is benefiting from management’s renewed focus on profitability and product rationalization.

•	ICICI Bank detracted from performance mainly on rising inflation risks, central bank tightening and fear that weaker capital markets could potentially hurt insurance growth.

•

United Spirits Ltd. underperformed given concerns over rising raw materials costs and its impact on margins. High inflation and India’s worsening government fiscal position raised fears of higher taxes on liquor companies.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended June 30, 2008. The views and opinions in the letter were current as of August 15, 2008. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

26

UBS Emerging Markets Equity Relationship Fund

Average annual total return (unaudited)

	6 months ended 06/30/08	1 year ended 06/30/08	5 years ended 06/30/08	10 years ended 06/30/08
UBS Emerging Markets Equity Relationship Fund(1)	-12.08%	6.75%	30.58%	15.93%
UBS Emerging Markets Equity Relationship Fund(2)	-13.40	5.20	30.33	15.83
MSCI Emerging Markets Index (net US) (in USD)(3)	-11.76	4.56	29.65	15.10

(1)	Return based on NAV — does not include the payment of a 0.75% transaction charge on Fund share purchases and redemptions in each period presented, where applicable.

(2)	Standardized total return — Includes the payment of a 0.75% transaction charge on Fund share purchases and redemptions in each period presented, where applicable.

(3)

MSCI Emerging Markets Index (net US) (in USD) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets net of dividend tax. This benchmark has been calculated net of withholding tax from a US perspective by the Advisor. Investors should note that indices do not reflect fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

27

UBS Emerging Markets Equity Relationship Fund

Top ten equity holdings (unaudited)

As of June 30, 2008

Percentage of net assets
Gazprom OAO ADR	6.9%
Petroleo Brasileiro SA, Preference shares	5.6
Cia Vale do Rio Doce, Class A, Preference shares	4.4
China Mobile Ltd.	2.9
Usinas Siderurgicas de Minas Gerais SA, Preference shares	2.6
OTP Bank Nyrt.	2.5
Sasol Ltd.	2.4
Eurasian Natural Resources Corp.	2.2
Novolipetsk Steel OJSC GDR	2.2
HON HAI Precision Industry Co., Ltd.	2.2
Total	33.9%

Country exposure, top five (unaudited)

As of June 30, 2008

Percentage of net assets
Brazil	18.0%
Russia	16.9
China	11.7
Taiwan	11.0
South Korea	10.3
Total	67.9%

Industry diversification (unaudited)

As a percentage of net assets

As of June 30, 2008

International equities
Aerospace & defense	0.06%
Automobiles	1.73
Beverages	0.54
Commercial banks	20.25
Construction & engineering	1.81
Construction materials	0.66
Diversified financial services	1.38
Diversified telecommunication services	1.64
Electric utilities	2.57
Electronic equipment & instruments	2.21
Food products	3.01
Household durables	1.57
Insurance	1.14
IT services	1.31
Machinery	0.65
Marine	0.34
Media	0.81
Metals & mining	15.33
Multiline retail	1.07
Oil, gas & consumable fuels	21.78
Personal products	0.38
Pharmaceuticals	2.27
Real estate management & development	0.79
Semiconductors & semiconductor equipment	3.55
Specialty retail	0.1
Tobacco	1.36
Wireless telecommunication services	8.66

Total international equities	96.97
International bond
International corporate bond	0.00
Rights	0.45
Warrants	1.33

Total investments	98.75
Cash and other assets, less liabilities	1.25

Net assets	100.00%

28

UBS Emerging Markets Equity Relationship Fund—Portfolio of investments June 30, 2008 (unaudited)

	Shares	Value
International equities — 96.97%
Brazil — 18.02%
Banco Itau Holding Financeira SA, Preference shares	138,525	$2,800,571
Cia Energetica de Minas Gerais, Preference shares	147,321	3,606,061
Cia Vale do Rio Doce, Class A, Preference shares	321,842	9,566,322
OGX Petroleo e Gas Participacoes SA	2,000	1,580,675
Petroleo Brasileiro SA, Preference shares	423,866	12,220,752
Unibanco—Uniao de Bancos Brasileiros SA GDR	28,200	3,579,426
Usinas Siderurgicas de Minas Gerais SA, Preference shares	115,812	5,697,768

		39,051,575

China — 11.73%
China Communications Construction Co., Ltd., H Shares	965,000	1,650,979
China COSCO Holdings Co., Ltd., H Shares	305,036	744,863
China Mengniu Dairy Co., Ltd.	1,109,000	3,143,275
China Merchants Bank Co., Ltd., H Shares	884,000	2,777,646
China Mobile Ltd.	461,500	6,202,854
China Overseas Land & Investment Ltd.	410,000	647,818
China Petroleum & Chemical Corp., H Shares	1,718,130	1,608,561
China Shenhua Energy Co., Ltd., H Shares	237,500	932,059
CNOOC Ltd.	2,394,000	4,120,360
Dongfeng Motor Group Co., Ltd., H Shares	3,583,500	1,433,906
Guangzhou R&F Properties Co., Ltd., H Shares	571,200	1,065,151
Ping An Insurance Group Co. of China Ltd., H Shares	148,000	1,100,901

		25,428,373

Czech Republic — 0.90%
CEZ	22,000	1,951,966

Hungary — 2.52%
OTP Bank Nyrt.*	130,715	5,470,340

India — 5.78%
Bajaj Auto Ltd.	21,675	226,876
Bajaj Finserv Ltd.	24,261	303,284
Bajaj Holdings and Investment Ltd.	29,623	298,709
Bharti Airtel Ltd.*	115,864	1,942,287
HDFC Bank Ltd. ADR	18,600	1,332,876
ICICI Bank Ltd. ADR	38,327	1,102,284
Infosys Technology Ltd., ADR	65,200	2,833,592
Jaiprakash Associates Ltd.	206,674	692,196
Larsen & Toubro Ltd.	9,902	502,798
Steel Authority of India Ltd.	119,388	387,092
Sun Pharmaceutical Industries Ltd.*	52,994	1,725,554
United Spirits Ltd.	40,484	1,172,130

		12,519,678

Indonesia — 3.45%
Astra International Tbk PT	860,576	1,796,756
Bank Rakyat Indonesia PT	4,165,500	2,304,127
Bumi Resources Tbk PT	2,349,500	2,089,577
Telekomunikasi Indonesia Tbk PT	1,622,900	1,284,942

		7,475,402

Israel — 1.17%
Teva Pharmaceutical Industries Ltd. ADR	55,120	2,524,496

	Shares	Value
Malaysia — 1.65%
Bumiputra-Commerce Holdings Bhd	587,800	$1,439,143
Public Bank Bhd	673,200	2,142,702

		3,581,845

Mexico — 2.95%
America Movil SAB de CV, Class L	1,794,000	4,736,754
Grupo Financiero Banorte SAB de CV	352,900	1,659,603

		6,396,357

Philippines — 1.05%
Ayala Corp.	198,620	1,139,206
Philippine National Bank*	1,744,200	1,146,094

		2,285,300

Poland — 1.14%
Powszechna Kasa Oszczednosci Bank Polski SA	114,945	2,473,606

Russia — 16.92%
Gazprom OAO ADR	257,888	14,952,544
Eurasian Natural Resources Corp.*	182,378	4,842,384
LUKOIL ADR	28,200	2,781,930
MMC Norilsk Nickel ADR	40,490	1,018,324
Mobile Telesystems OJSC ADR	35,000	2,681,350
Novolipetsk Iron and Steel Corp.	2,150	121,475
Novolipetsk Steel OJSC GDR(1)	84,851	4,794,081
Novolipetsk Steel OJSC GDR	9,350	532,950
Pharmstandard GDR*	16,100	443,555
Pharmstandard GDR*(1)	8,000	220,000
Sberbank	1,358,263	4,292,111

		36,680,704

South Africa — 5.43%
Anglo Platinum Ltd.	14,257	2,379,808
JD Group Ltd.	63,804	213,902
MTN Group Ltd.	88,253	1,403,257
Naspers Ltd., Class N	80,555	1,759,247
Sasol Ltd.	89,869	5,291,138
Standard Bank Group Ltd.	74,696	727,881

		11,775,233

South Korea — 10.28%
Hanjin Heavy Industries & Construction Co., Ltd.	13,045	561,182
Hyundai Department Store Co., Ltd.	28,555	2,312,135
Hyundai Heavy Industries	2,705	837,838
Kookmin Bank	33,927	2,004,387
KT& G Corp.	34,376	2,957,641
LG Electronics, Inc.	29,994	3,397,819
LG Household & Health Care Ltd.	4,239	830,739
POSCO	7,726	4,017,919
Samsung Electronics Co., Ltd.	1,420	848,430
Samsung Engineering Co., Ltd.	21,101	1,579,473
Shinhan Financial Group Co., Ltd.	65,091	2,943,267

		22,290,830

Taiwan — 10.98%
Advanced Semiconductor Engineering, Inc.	1,100,384	989,704
Asia Cement Corp.	315,000	472,194
Asia Cement Corp. GDR(1)	64,334	964,386

29

UBS Emerging Markets Equity Relationship Fund—Portfolio of investments June 30, 2008 (unaudited)

	Shares		Value
International equities — (concluded)
Taiwan — (concluded)
Cathay Financial Holding Co., Ltd.		493,000	$1,071,986
Chinatrust Financial Holding Co.*		2,225,000	2,147,811
Chunghwa Telecom Co., Ltd.		880,000	2,275,887
HON HAI Precision Industry Co., Ltd.		972,884	4,791,821
MediaTek, Inc.		107,070	1,234,622
Taiwan Semiconductor Manufacturing Co., Ltd.*		2,157,273	4,619,733
Uni-President Enterprises Corp.		2,809,620	3,378,616
Yuanta Financial Holdings Co., Ltd.*		2,646,000	1,852,453

			23,799,213

Thailand — 1.59%
Bank of Ayudhya PCL NVDR*		3,521,800	2,317,320
PTT Exploration & Production PCL		196,700	1,135,430

			3,452,750

Turkey — 1.41%
Turkcell Iletisim Hizmet AS ADR		123,900	1,802,745
Turkiye Garanti Bankasi AS*		539,970	1,244,354

			3,047,099

Total international equities (cost $199,036,195)			210,204,767

	Face amount
International bond — 0.00%
International corporate bond — 0.00%
Brazil — 0.00%
Cia Vale do Rio Doce, Mining Activities Revenue Linked Notes, 0.00%, due 09/29/49(2),(3),(4),(5) (cost $0)	BRL	23,646	0

	Number of rights	Value
Rights — 0.45%
Turkey — 0.45%
Turkiye Garanti Bankasi AS, expires 07/02/08* (cost $0)	539,970	$979,597

	Number of warrants
Warrant — 1.33%
India — 1.33%
Reliance Industries Ltd., strike @USD $0.00001, expires 10/24/12*(1),(3) (cost $2,420,947)	59,360	2,890,601

Total investments — 98.75% (cost $201,457,142)		214,074,965
Cash and other assets, less liabilities — 1.25%		2,707,549

Net assets — 100.00%		$216,782,514

Notes to portfolio of investments

Aggregate cost for federal income tax purposes, which was the same for book purposes, was $201,457,142; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$33,691,561
Gross unrealized depreciation	(21,073,738)

Net unrealized appreciation	$12,617,823

*	Non-income producing security.
(1)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid, unless otherwise noted, and maybe resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2008, the value of these securities amounted to $8,869,068 or 4.09% of net assets.

(2)	Floating rate security — The interest rate shown is the current rate as of June 30, 2008.
(3)	Security is illiquid. At June 30, 2008, the value of these securities amounted to $2,890,601 or 1.33% of net assets.
(4)	Security is being fair valued by a valuation committee under the direction of the Board of Trustees. At June 30, 2008, the value of this security amounted to $0 or 0.00% of net assets.
(5)	Perpetual bond security. The maturity date reflects the next call date.
ADR	American depositary receipt
GDR	Global depositary receipt
NVDR	Non-voting depositary receipt
OJSC	Open Joint Stock Company

Preference shares — A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

Currency type abbreviation:

BRL	Brazilian Real
USD	United States Dollar

30

UBS Emerging Markets Equity Relationship Fund—Portfolio of investments June 30, 2008 (unaudited)

Restricted securities

Securities	Acquisition dates	Acquisition cost	Acquisition cost as a percentage of net assets	06/30/08 Market value	06/30/08 Market value as a percentage of net assets
Reliance Industries Ltd., strike @ $0.00001, expires 10/24/12	06/16/06	$590,376	0.27%	$1,399,770	0.64%
Reliance Industries Ltd., strike @ $0.00001, expires 10/24/12	09/25/07	1,830,571	0.84	1,490,831	0.69

		$2,420,947	1.11%	$2,890,601	1.33%

See accompanying notes to financial statements.	31

UBS International Equity Relationship Fund

Portfolio performance

For the six months ended June 30, 2008, UBS International Equity Relationship Fund (the “Fund”) declined 13.55%, while the Fund’s benchmark, the MSCI World Free ex USA Index (net US) (the “Index”), declined 9.69%. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares, while the Index returns do not reflect fees and expenses.)

The Fund lagged the Index largely due to stock selection. Industry weights were negative performance contributors, as well.

Portfolio performance summary(1)

What worked

•

Stock selection in the health care sector made the largest positive contribution to performance. In particular, our holdings in the pharmaceuticals and biotechnology group outperformed, including overweights to Roche and Novartis.

While concerns about pricing pressure, generic drugs and regulations have hurt the sector, we are finding what we view to be attractive opportunities—that is, companies with strong product pipelines, the ability to acquire growth by buying into niche companies and drugs and good cost controls. We continue to prefer companies with unique or noncommodity product concentrations, such as in biologics (for example, vaccines). We seek to avoid companies that we believe have too much generic exposure or significant patent expiry risk.

•

Within financials, stock selection enhanced the Fund’s performance, as well. There is a high level of dispersion between overpriced and underpriced stocks in this sector and we are finding many opportunities. Not holding diversified financial companies Fortis and Deutsche Bank also contributed to performance. In fact, an underweight to diversified financials as a whole generated positive results, although part of this contribution was offset by stock selection within insurance.

•

Stock selection within utilities added value during the period. While we were underweight the sector, we found stocks that performed well due to their association with the energy sector, or that benefited from low long-term interest rates in Europe and a thirst for yield from aging investors. In addition, bid activity buoyed up prices of several names within the sector. Positive contributors came from overweights to Suez and E.ON, and from not holding Veolia, Enel and Iberdrola.

•

Within consumer discretionary, the underweight to this sector was a contributor to performance during the period. Well-positioned companies providing value-added services and products continued to do well, despite the weak economy. Our holdings were diverse in this area, and the opportunities were very specific. Within the auto industry, the Fund’s large overweight to Honda Motor made a significant contribution to relative returns. (For details, see “Portfolio Highlights.”) Fast Retailing also contributed to performance.

(1)	For a detailed commentary on the market environment in general during the reporting period, see page 3.

32

UBS International Equity Relationship Fund

What didn’t work

•	Stock selection and an underweight to materials and energy held back Fund performance.

•

Materials and energy were the strongest sector performers for the period, so Fund performance was hurt by our underweight. We maintain our position, however, as we view most materials and energy stocks to be expensive. We believe the current supply-demand imbalance will eventually correct, and we expect commodity prices to decline as capacity additions are recognized and speculative flows leave the market. While we are finding select opportunities in oil services and steel and aluminum, we remain underweighted in metals and mining, with the exception of a few low-cost producers and market leaders.

•

At the stock level, an overweight in CRH and not holding Potash, Encana, Royal Dutch, Canadian Natural Resources and Anglo American hurt performance. We believe Royal Dutch Shell’s earnings will fail to match forecasts for future growth. The problems surrounding the company’s reserve shortages, and the fact that it will need to spend billions of dollars to catch up with BP’s longer reserve life, add further substance to our large underweight position. These losses were partially offset by overweights in Total and BP, which performed well over the period.

•

Stock selection generated negative results in the industrials sector. In particular, decisions to overweight capital goods stocks such as Wolselely and Man Ag, and transportation names such as Qantas, were negative for the period. Regarding Wolseley, many of its end markets are in meltdown, and the market is assuming the company will breach its debt covenants. We believe that the markets are overreacting and that Wolseley will not breach its debt covenants. Wolseley has a lot of levers it can pull, and its stock price is very attractive, in our opinion. We believe transportation companies will maintain pricing power even as materials and energy prices normalize. In our view, long-term demand should remain strong for transportation companies, and several companies have made significant operating improvements.

•

The Fund’s stock positions in the telecom sector detracted from returns. Our research indicates that the market is overly concerned about the risks associated with greater competition—for example from VoIP (Voice over Internet Protocol)—and further regulation in the industry, such as the European Commission’s pledge to lower mobile roaming charges. We believe the impact of any such developments will be slow to take effect. We also expect consolidation will continue, with the increasing integration of wireless and wireline capabilities, as will the buyout of smaller firms. We remain focused on companies that generate high free cash flow and have strong market positions and acceptable debt loads. Stock selection in telecoms was negative for performance, given the Fund’s overweights in Singapore Telecom and Telekom Austria.

Portfolio Highlights

•

ArcelorMittal was one of our strongest performers for the period. The company benefited from the announcement that Severstal is to buy ArcelorMittal’s steel plant in Baltimore for US$810 million. In addition, the company received approval from the Russian anti-monopoly agency at the end of February to purchase three coal mines in Siberia.

•

Shares of Total rose during the period. It was announced in the middle of June that Total entered into a partnership with Saudi Aramco, the Saudi Arabian national oil company, to build a refinery in Jubail by 2012 that will be capable of producing 400,000 barrels of high-quality oil per day. The company also benefited from oil prices, which continued to rise in June. Total’s management is well-regarded, exhibits

33

UBS International Equity Relationship Fund

strong capital discipline in its use of cash and has a good record in mergers and acquisitions, as evidenced by the successful integration of Total, Petrofina and Elf early in the decade. We believe the risk of dilutive acquisitions is lower than for other oil stocks. Total’s average reserve life is still young, and growth in reserves and production compares favorably with the peer group.

•

Honda Motor contributed strongly to performance. The last of Honda Motor’s factories in China is back up and running after recent flooding in the country, and the company announced that production would return to normal. Honda is also set to launch its Honda Civic Hybrid car in India. The company has begun production of its latest fuel cell car, which will compete against similar “next generation” vehicles in the market.

•

Toward the end of June, Wolseley’s stock price reached its lowest point since September 2001. Wolseley has been struggling recently on ongoing concerns about the housing market, the global credit crunch, the weak US dollar and the construction sector as a whole, but we maintain our overweight position. We believe the company has a strong business model, and that management has a strategy for the declining macro picture, including cost-cutting, asset disposals and tightening its management of working capital.

•

In May, Bank of Ireland signaled that analysts’ earnings estimates were too high, and the stock price fell almost 6% in one day. In June, Bank of Ireland’s share price fell more than it had in five years, based on concerns about the rising number of bad debts at its UK unit. The company also withdrew itself 100% from the mortgage market. By the end of June, investors became increasingly concerned due to reports stating Ireland’s economy had shrunk by 1.5% and speculation the country was heading into a recession. Despite the current negative news flow, we continue to like the stock and believe it offers long-term growth opportunities underpinned by favorable demographics in Ireland and its competitive market position.

•

Barclays declined during the period on news that house prices in the UK had fallen. It also suffered from the market’s worries about the effects of the credit squeeze. In addition, Goldman Sachs lowered its recommendation on the company’s stock amid credit concerns. The bank’s share price further declined in June, when analysts at Citigroup said they believed the company would need to raise more capital than the GBP 4.5 billion share issue would bring it. The share price suffered further on news that the Federal Reserve had kept interest rates in the US at 2%. We continue to like the stock, however. We believe the company has an excellent growth record, and that earnings of Barclays Capital are more resilient than implied by its current share price.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended June 30, 2008. The views and opinions in the letter were current as of August 15, 2008. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

34

UBS International Equity Relationship Fund

Average annual total return (unaudited)

	6 months ended 06/30/08	1 year ended 06/30/08	5 years ended 06/30/08	10 years ended 06/30/08
UBS International Equity Relationship Fund	-13.55%	-14.88%	13.02%	5.87%
MSCI World Free ex USA Index (net US)(1)	-9.69	-8.75	17.35	6.33

(1)

The MSCI World Free ex USA Index (net US) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of non-US developed markets. This benchmark has been calculated net of withholding tax from a US perspective by the Advisor. Investors should note that indices do not reflect fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

35

UBS International Equity Relationship Fund

Top ten equity holdings (unaudited)

As of June 30, 2008

Percentage of net assets
Total SA	4.2%
BP PLC	3.7
Roche Holding AG	3.4
Vodafone Group PLC	3.3
Nestle SA	3.0
Novartis AG	2.9
Honda Motor Co., Ltd.	2.1
Banco Santander SA	1.9
Suez SA	1.8
Siemens AG	1.8
Total	28.1%

Country exposure, top five (unaudited)

As of June 30, 2008

Percentage of net assets
Japan	18.6%
United Kingdom	17.2
Switzerland	13.8
Germany	10.5
France	8.6
Total	68.7%

Industry diversification (unaudited)

As a percentage of net assets

As of June 30, 2008

International equities
Aerospace & defense	0.68%
Air freight & logistics	0.60
Airlines	0.89
Automobiles	3.47
Capital markets	2.72
Chemicals	3.66
Commercial banks	14.57
Commercial services & supplies	1.01
Communications equipment	1.41
Construction & engineering	0.32
Construction materials	1.22
Diversified telecommunication services	1.95
Electric utilities	1.76
Electronic equipment & instruments	0.62
Energy equipment & services	0.96
Food & staples retailing	2.25
Food products	4.13
Gas utilities	1.90
Health care equipment & supplies	1.16
Household products	1.41
Industrial conglomerates	1.78
Insurance	6.36
Machinery	2.53
Marine	1.01
Media	2.26
Metals & mining	5.05
Multi-utilities	1.82
Office electronics	1.75
Oil, gas & consumable fuels	7.84
Pharmaceuticals	6.25
Real estate management & development	2.31
Road & rail	1.05
Semiconductors & semiconductor equipment	1.46
Software	0.88
Specialty retail	1.45
Tobacco	1.49
Trading companies & distributors	2.45
Wireless telecommunication services	4.30

Total international equities	98.73
Short-term investment	0.05

Total investments	98.78
Cash and other assets, less liabilities	1.22

Net assets	100.00%

36

UBS International Equity Relationship Fund—Portfolio of investments June 30, 2008 (unaudited)

	Shares	Value
International equities — 98.73%
Australia — 5.27%
BHP Billiton Ltd.	25,252	$1,057,882
National Australia Bank Ltd.	19,317	490,733
Orica Ltd.	27,791	780,606
Qantas Airways Ltd.	173,316	505,094
QBE Insurance Group Ltd.	27,211	584,323

		3,418,638

Austria — 0.90%
Telekom Austria AG	26,993	585,638

Canada — 4.78%
Canadian National Railway Co.	14,200	682,079
Manulife Financial Corp.	14,800	517,572
Toronto-Dominion Bank	14,500	913,627
TransCanada Corp.	25,500	987,790

		3,101,068

Finland — 1.41%
Nokia Oyj	37,569	916,242

France — 8.56%
AXA SA	20,418	606,295
BNP Paribas	4,937	447,262
Suez SA	17,279	1,176,341
Technip SA	6,716	621,646
Total SA	31,578	2,694,714

		5,546,258

Germany — 10.50%
Allianz SE	4,187	737,670
Daimler AG	14,770	913,442
Deutsche Postbank AG	4,299	377,415
E.ON AG	4,864	981,389
Henkel AG & Co KGaA, Preference shares	15,003	597,859
MAN AG	3,442	382,112
Metro AG	9,038	576,879
Muenchener Rueckversicherungs-Gesellschaft AG	2,920	511,506
SAP AG	10,940	572,886
Siemens AG	10,391	1,153,715

		6,804,873

Greece — 1.01%
Alpha Bank AE	21,715	656,432

Hong Kong — 2.59%
Esprit Holdings Ltd.	61,100	634,724
New World Development Ltd.	174,000	354,371
Sun Hung Kai Properties Ltd.	51,000	692,013

		1,681,108

Ireland — 2.59%
Bank of Ireland	76,744	667,342
CRH PLC	26,797	788,963
Irish Life & Permanent PLC	14,099	146,730
Ryanair Holdings PLC*	16,747	73,828

		1,676,863

Italy — 1.99%
Intesa Sanpaolo SpA	121,910	696,267
UniCredit SpA	96,645	591,532

		1,287,799

	Shares	Value
Japan — 18.62%
Bank of Yokohama Ltd.	69,000	$476,960
Canon, Inc.	22,000	1,131,233
Honda Motor Co., Ltd.	39,300	1,336,093
HOYA Corp.	17,500	404,600
Japan Tobacco, Inc.	227	968,414
Kao Corp.	12,000	314,734
Komatsu Ltd.	27,000	752,649
Mitsubishi Corp.	34,400	1,133,870
Mitsui Fudosan Co., Ltd.	21,000	448,933
Mitsui OSK Lines Ltd.	46,000	655,441
Mitsui Sumitomo Insurance Group Holdings, Inc.*	14,000	482,554
Nitto Denko Corp.	10,800	414,974
Nomura Holdings, Inc.	42,900	635,511
NTT DoCoMo, Inc.	449	659,641
Shin-Etsu Chemical Co., Ltd.	8,500	526,722
Sumitomo Mitsui Financial Group, Inc.	117	880,379
Sumitomo Trust & Banking Co., Ltd.	86,000	600,951
Tokyo Gas Co., Ltd.	61,000	245,873

		12,069,532

Jersey (Channel Islands) — 0.37%
Experian Group Ltd.	32,416	241,322

Luxembourg — 1.69%
ArcelorMittal	11,058	1,093,365

Netherlands — 2.68%
ASML Holding NV	38,343	944,777
Reed Elsevier NV	23,571	397,462
TNT NV	11,447	391,454

		1,733,693

Norway — 1.09%
Norsk Hydro ASA	48,400	707,013

Singapore — 1.05%
Singapore Telecommunications Ltd.	256,000	681,136

Spain — 1.87%
Banco Santander SA	65,801	1,209,017

Sweden — 0.78%
Sandvik AB	36,900	505,484

Switzerland — 13.83%
Adecco SA	8,312	412,528
Credit Suisse Group AG	24,597	1,129,264
Givaudan SA	727	649,749
Nestle SA	43,620	1,971,024
Novartis AG	33,868	1,864,887
Roche Holding AG	12,143	2,187,178
Straumann Holding AG	1,023	245,147
Synthes, Inc.	3,674	506,387

		8,966,164

United Kingdom — 17.15%
Associated British Foods PLC	46,754	706,368
Balfour Beatty PLC	24,217	205,006
Barclays PLC	147,251	854,975
BP PLC	205,260	2,384,601
British Sky Broadcasting Group PLC	113,428	1,066,397
Cobham PLC	111,146	437,902
Kingfisher PLC	136,579	305,506
Prudential PLC	50,463	535,743

37

UBS International Equity Relationship Fund—Portfolio of investments June 30, 2008 (unaudited)

	Shares	Value
International equities — (concluded)
United Kingdom — (concluded)
Rio Tinto PLC	3,475	$415,924
Scottish & Southern Energy PLC	5,603	156,580
Standard Chartered PLC	20,441	582,230
Tesco PLC	120,093	883,392
Vodafone Group PLC	716,594	2,128,889
Wolseley PLC	60,577	454,286

		11,117,799

Total international equities (cost $69,138,001)		63,999,444

	Number of rights
Rights — 0.00%
United Kingdom — 0.00%
Barclays PLC, expires 07/17/08*(1) (cost $0)	31,553	0

	Units	Value
Short-term investment — 0.05%
Other — 0.05%
UBS Supplementary Trust — U.S. Cash Management Prime Fund, 2.71%(2),(3) (cost $32,993)	32,993	$32,993

Total investments — 98.78% (cost $69,170,994)		64,032,437
Cash and other assets, less liabilities — 1.22%		793,359

Net assets — 100.00%		$64,825,796

Notes to portfolio of investments

Aggregate cost for federal income tax purposes, which was the same for book purposes, was $69,170,994; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$2,685,222
Gross unrealized depreciation	(7,823,779)

Net unrealized depreciation	$(5,138,557)

*	Non-income producing security.
(1)	Security is being fair valued by a valuation committee under the direction of the Board of Trustees. At June 30, 2008, the value of this security amounted to $0 or 0.00% of net assets.
(2)	Investment in affiliated mutual fund.
(3)	The rate shown reflects the yield at June 30, 2008.

Preference shares — A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

38

UBS International Equity Relationship Fund—Portfolio of investments June 30, 2008 (unaudited)

Forward foreign currency contracts

UBS International Equity Relationship Fund had the following open forward foreign currency contracts as of June 30, 2008:

	Contracts to deliver	In exchange for		Maturity dates	Unrealized appreciation/ (depreciation)
Australian Dollar	2,475,000	USD	2,276,790	10/03/08	$(66,952)
Canadian Dollar	955,000	USD	933,082	10/03/08	(2,434)
Euro	6,670,000	USD	10,403,836	10/03/08	(47,432)
Great Britain Pound	190,000	USD	373,713	10/03/08	(2,028)
Great Britain Pound	2,650,000	USD	5,251,224	10/03/08	10,619
Hong Kong Dollar	3,880,000	USD	497,941	10/03/08	(565)
Japanese Yen	146,300,000	USD	1,429,384	10/03/08	44,463
Japanese Yen	3,000,000	USD	27,993	07/01/08	(259)
Norwegian Krone	3,260,000	USD	631,612	10/03/08	(2,459)
Swedish Krona	8,940,000	USD	1,497,061	10/03/08	20,349
Swiss Franc	297,583	JPY	29,800,000	10/03/08	(9,418)
Swiss Franc	480,000	USD	461,689	10/03/08	(8,521)
Swiss Franc	1,100,000	USD	1,098,426	10/03/08	20,861
United States Dollar	325,123	CAD	330,000	10/03/08	(1,856)
United States Dollar	611,605	CHF	610,000	10/03/08	(14,047)
United States Dollar	474,898	CHF	490,000	10/03/08	5,108
United States Dollar	716,361	DKK	3,420,000	10/03/08	1,979
United States Dollar	896,966	EUR	565,000	10/03/08	(11,664)
United States Dollar	1,152,181	EUR	745,000	10/03/08	15,165
United States Dollar	2,177,149	GBP	1,120,000	10/03/08	37,748
United States Dollar	3,952,072	JPY	390,500,000	10/03/08	(255,479)
United States Dollar	426,999	JPY	45,800,000	10/03/08	6,558
United States Dollar	629,933	NOK	3,260,000	10/03/08	4,137
United States Dollar	4,573,452	SEK	27,560,000	10/03/08	(21,081)
United States Dollar	866,468	SGD	1,190,000	10/03/08	12,027

Net unrealized depreciation on forward foreign currency contracts					$(265,181)

Currency type abbreviations:

CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
GBP	Great Britain Pound
JPY	Japanese Yen
NOK	Norwegian Krone
SEK	Swedish Krona
SGD	Singapore Dollar
USD	United States Dollar

See accompanying notes to financial statements.	39

UBS Small-Cap Equity Relationship Fund

Portfolio performance

For the six months ended June 30, 2008, UBS Small-Cap Equity Relationship Fund (the “Fund”) declined 14.03%, while the Fund’s benchmark, the Russell 2000 Index (the “Index”), declined 9.37%. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares, while the Index returns do not reflect fees and expenses.)

Security selection detracted from relative returns. Industry positioning—particularly in energy—driven by our bottom-up security selection process, and an underweight to momentum stocks (stocks that are outperforming the rest of the market measured by relative strength) were negative contributors, as well.

Portfolio performance summary(1)

What worked

•

Stock selection made some positive contributions to performance. During the period, Chart Industries, an industrial parts manufacturer, Prestige Brands, a drug manufacturer, and Oil States International, an oil services company, were among our top performers.

•

Our bottom-up security selection process resulted in industry weights that enhanced relative performance. These included overweights to railroads and oil services stocks, as well as underweights to medical services, banks and motor vehicles, relative to the Index.

•

The Fund benefited from an overweight to the industrials group. With infrastructure spending, in our opinion, on the rise, we owned several companies that we believed were well-positioned to profit from this trend. In particular, our railroads and capital goods holdings contributed positively to returns.

•

We were overweighted to oil services stocks relative to the Index. Although we have an underweight to the energy sector as a whole (see “What didn’t work” for more information), we successfully exploited opportunities in oil services companies such as Oil States International.

•

The Fund’s underweight to banking stocks positively affected performance. We believe many banks face continued credit market headwinds, so we maintained an underweight in the sector. We preferred to access financial exposure through diversified financial services and securities and asset management companies, where we saw more opportunities.

What didn’t work

•

Energy was one of our largest industry underweights, particularly energy reserves stocks. Our limited exposure to these stocks hurt performance during the period, as oil prices reached an all-time high. Throughout the period, we viewed the price of oil and other commodities to be well above levels justified by economic fundamentals. Over time, we believe oil prices will normalize at lower levels that, combined with higher costs in the near term, will likely put pressure on profit margins. In the process, we believe the energy sector will underperform other segments of the equity market. As a result, we maintain our overall underweight to the sector.

(1)	For a detailed commentary on the market environment in general during the reporting period, see page 3.

40

UBS Small-Cap Equity Relationship Fund

•

The Fund was overweight medical products, which negatively affected performance. Health care in general was the second worst-performing industry in the market during the period. Concerns over pricing pressure, generic challenges and increased FDA safety measures hurt the sector, and pharmaceutical and biotechnology companies in particular. However, we see company-specific opportunities among health care services and device companies, as well as in medical products companies with unique product lines, and we remain overweight in this area.

•

An overweight to specialty retailers detracted from returns. This group suffered along with the entire retailing sector, and our position detracted from the Fund’s performance. We continue to see opportunities for specialty or niche players in the retail space to outperform. We have allocated additional exposure to these companies, and have reduced the size of our underweights to other segments of the retail sector on a stock-by-stock basis.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended June 30, 2008. The views and opinions in the letter were current as of August 15, 2008. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

41

UBS Small-Cap Equity Relationship Fund

Average annual total return (unaudited)

	6 months ended 06/30/08	1 year ended 06/30/08	5 years ended 06/30/08	10 years ended 06/30/08
UBS Small-Cap Equity Relationship Fund	-14.03%	-22.11%	8.03%	6.65%
Russell 2000 Index(1)	-9.37	-16.19	10.29	5.53

(1)

Russell 2000 Index is composed of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. Investors should note that indices do not reflect fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

42

UBS Small-Cap Equity Relationship Fund

Top ten equity holdings (unaudited)

As of June 30, 2008

Percentage of net assets
Chart Industries, Inc.	2.6%
Tetra Technologies, Inc.	2.4
Kansas City Southern	2.2
Oil States International, Inc.	2.1
Coinstar, Inc.	2.0
Cytec Industries, Inc.	1.9
Old Dominion Freight Line, Inc.	1.7
Haynes International, Inc.	1.6
ON Semiconductor Corp.	1.6
Interline Brands, Inc.	1.6
Total	19.7%

Industry diversification (unaudited)

As a percentage of net assets

As of June 30, 2008

Equities
Aerospace & defense	3.32%
Air freight & logistics	1.52
Capital markets	1.62
Chemicals	2.40
Commercial banks	2.53
Commercial services & supplies	3.81
Communications equipment	4.08
Computers & peripherals	0.84
Construction & engineering	0.82
Consumer finance	1.18
Diversified consumer services	2.83
Diversified telecommunication services	0.48
Electrical equipment	2.44
Electronic equipment & instruments	1.45
Energy equipment & services	4.57
Food & staples retailing	0.40
Food products	0.55
Gas utilities	1.50
Health care equipment & supplies	9.17
Health care providers & services	0.74
Hotels, restaurants & leisure	1.15
Household durables	0.81
Insurance	3.41
Internet & catalog retail	1.59
Internet software & services	4.30
IT services	3.79
Machinery	3.57
Media	1.29
Metals & mining	2.38
Personal products	0.80
Real estate investment trusts (REITs)	4.79
Real estate management & development	0.39
Road & rail	3.90
Semiconductors & semiconductor equipment	1.96
Software	4.59
Specialty retail	2.67
Textiles, apparel & luxury goods	2.39
Thrifts & mortgage finance	1.19
Trading companies & distributors	3.45

Total equities	94.67
Short-term investment	5.36
Investment of cash collateral from securities loaned	29.47

Total investments	129.50
Liabilities, in excess of cash and other assets	(29.50)

Net assets	100.00%

43

UBS Small-Cap Equity Relationship Fund—Portfolio of investments June 30, 2008 (unaudited)

	Shares	Value

Equities — 94.67%
Aerospace & defense — 3.32%
BE Aerospace, Inc.*	67,400	$1,569,746
Hexcel Corp.*(1)	189,100	3,649,630
LMI Aerospace, Inc.*	162,631	2,857,427
Triumph Group, Inc.(1)	43,900	2,067,690

		10,144,493

Air freight & logistics — 1.52%
Dynamex, Inc.*(1)	110,400	2,959,824
Pacer International, Inc.(1)	78,000	1,677,780

		4,637,604

Capital markets — 1.62%
optionsXpress Holdings, Inc.(1)	56,900	1,271,146
PennantPark Investment Corp.	510,800	3,682,868

		4,954,014

Chemicals — 2.40%
Cytec Industries, Inc.	106,900	5,832,464
Spartech Corp.(1)	158,800	1,497,484

		7,329,948

Commercial banks — 2.53%
Cullen/Frost Bankers, Inc.(1)	28,000	1,395,800
East West Bancorp, Inc.(1)	274,500	1,937,970
SVB Financial Group*(1)	66,000	3,175,260
United Bankshares, Inc.(1)	52,600	1,207,170

		7,716,200

Commercial services & supplies — 3.81%
Healthcare Services Group, Inc.(1)	96,700	1,470,807
InnerWorkings, Inc.*(1)	256,300	3,065,348
Interface, Inc., Class A	314,200	3,936,926
LECG Corp.*(1)	138,500	1,210,490
PeopleSupport, Inc.*(1)	228,100	1,938,850

		11,622,421

Communications equipment — 4.08%
BigBand Networks, Inc.*	93,700	443,201
F5 Networks, Inc.*(1)	92,400	2,626,008
Harris Corp.	63,900	3,226,311
Nice Systems Ltd. ADR*(1)	67,700	2,001,889
OpNext, Inc.*	123,500	664,430
Powerwave Technologies, Inc.*(1)	826,100	3,510,925

		12,472,764

Computers & peripherals — 0.84%
Stratasys, Inc.*(1)	138,600	2,558,556

Construction & engineering — 0.82%
Sterling Construction Co., Inc.*(1)	126,168	2,505,696

Consumer finance — 1.18%
Dollar Financial Corp.*(1)	238,500	3,603,735

Diversified consumer services — 2.83%
Coinstar, Inc.*(1)	183,900	6,015,369
Regis Corp.(1)	99,800	2,629,730

		8,645,099

Diversified telecommunication services — 0.48%
Cbeyond, Inc.*(1)	91,500	1,465,830

	Shares	Value

Electrical equipment — 2.44%
General Cable Corp.*(1)	66,000	$4,016,100
Regal-Beloit Corp.(1)	81,100	3,426,475

		7,442,575

Electronic equipment & instruments — 1.45%
Daktronics, Inc.	220,054	4,438,489

Energy equipment & services — 4.57%
Oil States International, Inc.*(1)	102,400	6,496,256
Tetra Technologies, Inc.*	314,800	7,463,908

		13,960,164

Food & staples retailing — 0.40%
Susser Holdings Corp.*(1)	126,700	1,226,456

Food products — 0.55%
Reddy Ice Holdings, Inc.(1)	123,000	1,682,640

Gas utilities — 1.50%
Equitable Resources, Inc.	66,300	4,578,678

Health care equipment & supplies — 9.17%
Advanced Medical Optics, Inc.*(1)	184,400	3,455,656
Align Technology, Inc.*(1)	233,700	2,451,513
AngioDynamics, Inc.*(1)	176,200	2,399,844
CONMED Corp.*(1)	154,800	4,109,940
Cooper Cos., Inc.(1)	64,900	2,411,035
Edwards Lifesciences Corp.*(1)	60,200	3,734,808
ICU Medical, Inc.*(1)	63,304	1,448,395
Medical Action Industries, Inc.*	187,945	1,948,990
Mentor Corp.(1)	61,000	1,697,020
Orthofix International NV*(1)	138,300	4,003,785
Palomar Medical Technologies, Inc.*(1)	34,641	345,717

		28,006,703

Health care providers & services — 0.74%
PSS World Medical, Inc.*(1)	138,000	2,249,400

Hotels, restaurants & leisure — 1.15%
Life Time Fitness, Inc.*(1)	50,800	1,501,140
Vail Resorts, Inc.*(1)	47,100	2,017,293

		3,518,433

Household durables — 0.81%
Tempur-Pedic International, Inc.(1)	318,000	2,483,580

Insurance — 3.41%
CastlePoint Holdings Ltd.	358,235	3,256,356
National Financial Partners Corp.(1)	138,900	2,752,998
Tower Group, Inc.(1)	208,600	4,420,234

		10,429,588

Internet & catalog retail — 1.59%
NutriSystem, Inc.(1)	136,600	1,931,524
PetMed Express, Inc.*(1)	238,300	2,919,175

		4,850,699

Internet software & services — 4.30%
Art Technology Group, Inc.*(1)	1,054,500	3,374,400
Dice Holdings, Inc.*(1)	28,300	233,758
TheStreet.com, Inc.(1)	476,300	3,100,713
ValueClick, Inc.*(1)	160,700	2,434,605
Websense, Inc.*(1)	237,300	3,996,132

		13,139,608

44

UBS Small-Cap Equity Relationship Fund—Portfolio of investments June 30, 2008 (unaudited)

	Shares	Value

Equities — (concluded)
IT services — 3.79%
CACI International, Inc., Class A*	99,700	$4,563,269
NeuStar, Inc., Class A*	184,500	3,977,820
RightNow Technologies, Inc.*(1)	221,200	3,023,804

		11,564,893

Machinery — 3.57%
Chart Industries, Inc.*	163,300	7,942,912
Nordson Corp.(1)	40,800	2,973,912

		10,916,824

Media — 1.29%
Cinemark Holdings, Inc.(1)	302,700	3,953,262

Metals & mining — 2.38%
Brush Engineered Materials, Inc.*(1)	91,800	2,241,756
Haynes International, Inc.*(1)	87,500	5,035,625

		7,277,381

Personal products — 0.80%
Prestige Brands Holdings, Inc.*	228,130	2,431,866

Real estate investment trusts (REITs) — 4.79%
American Campus Communities, Inc.(1)	59,400	1,653,696
Capstead Mortgage Corp.	131,400	1,425,690
DiamondRock Hospitality Co.(1)	245,700	2,675,673
Digital Realty Trust, Inc.(1)	45,400	1,857,314
Entertainment Properties Trust(1)	49,700	2,457,168
FelCor Lodging Trust, Inc.(1)	219,300	2,302,650
Hatteras Financial Corp.	98,200	2,257,618

		14,629,809

Real estate management & development — 0.39%
Maui Land & Pineapple Co., Inc.*(1)	39,979	1,177,382

Road & rail — 3.90%
Kansas City Southern*	154,100	6,778,859
Old Dominion Freight Line, Inc.*(1)	170,700	5,124,414

		11,903,273

Semiconductors & semiconductor equipment — 1.96%
ON Semiconductor Corp.*(1)	536,800	4,922,456
SiRF Technology Holdings, Inc.*(1)	245,000	1,058,400

		5,980,856

Software — 4.59%
Factset Research Systems, Inc.(1)	45,900	2,586,924
Nuance Communications, Inc.*(1)	234,300	3,671,481
Quest Software, Inc.*	141,900	2,101,539
Secure Computing Corp.*	280,200	1,160,028
Smith Micro Software, Inc.*(1)	230,517	1,313,947
Sourcefire, Inc.*(1)	5,800	44,834
Synchronoss Technologies, Inc.*(1)	107,800	973,434
Vasco Data Security International, Inc.*(1)	204,755	2,156,070

		14,008,257

Specialty retail — 2.67%
AnnTaylor Stores Corp.*(1)	76,600	1,835,336
Casual Male Retail Group, Inc.*(1)	504,200	1,537,810
Hibbett Sports, Inc.*(1)	225,900	4,766,490

		8,139,636

	Shares	Value

Textiles, apparel & luxury goods — 2.39%
Movado Group, Inc.(1)	159,670	$3,161,466
Steven Madden Ltd.*	225,500	4,144,690

		7,306,156

Thrifts & mortgage finance — 1.19%
Astoria Financial Corp.	112,800	2,265,024
WSFS Financial Corp.(1)	30,400	1,355,840

		3,620,864

Trading companies & distributors — 3.45%
Beacon Roofing Supply, Inc.*(1)	295,900	3,139,499
Interline Brands, Inc.*(1)	304,000	4,842,720
Rush Enterprises, Inc., Class A*(1)	104,000	1,249,040
United Rentals, Inc.*(1)	65,900	1,292,299

		10,523,558

Total equities (cost $330,338,761)		289,097,390

	Units
Short-term investment — 5.36%
Other — 5.36%
UBS Supplementary Trust — U.S. Cash Management Prime Fund, 2.71%(2),(3) (cost $16,379,117)	16,379,117	16,379,117

Investment of cash collateral from securities loaned — 29.47%
UBS Supplementary Trust — U.S. Cash Management Prime Fund, 2.71%(2),(3) (cost $89,980,081)	89,980,081	89,980,081

Total investments — 129.50% (cost $436,697,959)		395,456,588
Liabilities, in excess of cash and other assets — (29.50)%		(90,087,231)

Net assets — 100.00%		$305,369,357

45

UBS Small-Cap Equity Relationship Fund—Portfolio of investments June 30, 2008 (unaudited)

Notes to portfolio of investments

Aggregate cost for federal income tax purposes, which was the same for book purposes, was $436,697,959 and net unrealized depreciation consisted of:

Gross unrealized appreciation	$22,139,505
Gross unrealized depreciation	(63,380,876)

Net unrealized depreciation	$(41,241,371)

*	Non-income producing security.
(1)	Security, or portion thereof, was on loan at June 30, 2008.
(2)	Investment in affiliated mutual fund.
(3)	The rate shown reflects the yield at June 30, 2008.
ADR	American depositary receipt

46	See accompanying notes to financial statements.

UBS U.S. Equity Alpha Relationship Fund

Portfolio performance

For the six months ended June 30, 2008, UBS U.S. Equity Alpha Relationship Fund (the “Fund”) declined 12.81%, while the Fund’s benchmark, the Russell 1000 Index (the “Index”), declined 11.20%. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares, while the Index returns do not reflect fees and expenses.)

Our process is grounded in the belief that, over time, discrepancies between price and intrinsic value create exploitable investment opportunities. However, there are times when these identified opportunities place us at odds with whatever the short-term, headline-driven investment view may be. We are seeing this today with our overweight and underweight positions, respectively, in financials and energy—presently, the two biggest detractors from the Fund’s performance over the review period.

Portfolio performance summary(1)

What worked

•

Stock selection contributed positively to returns. During the period, Symantec, Wyeth and Wells Fargo were among our top stock-specific contributors. Both long and short stock selection contributed to performance, with our short stock ideas contributing the most. (For details, see “Portfolio Highlights.”)

•

Our bottom-up fundamental research resulted in some industry weights that contributed positively to returns. These included overweights to railroads and oil services, as well as an underweight to defense and aerospace stocks relative to the Index.

•

The Fund’s overweight to railroads was the largest positive contributor to performance. Burlington Northern—the Fund’s sole position in this area—has been in the portfolio for a long time. During the period, the company continued to grow market share in a positive pricing environment, and this fundamental improvement was recognized by the market. Our current view suggests that the consensus underestimates the beneficial compounding effect of Burlington Northern’s pricing power, and may be skeptical of the company’s ability to control labor costs. We believe the market also has been focusing on the recent weaker utilization of railroads relative to trucking, rather than the company’s long-term trend of solid volume growth.

•

In the energy sector, an overweight to oil services stocks produced positive results. Though the Fund had an underweight to the energy sector as a whole (see “What didn’t work” below for more on this), we identified opportunities within oil services. Specifically, our research favored companies that provide the logistical infrastructure for the many exploration and production projects that are in process or coming on line in the near term. These projects tend to be supported by national oil companies or large integrated energy companies with the financial strength to continue funding such projects, regardless of the direction of oil prices over the next few years.

•

The Fund underweighted defense and aerospace companies, where our stock-specific research found few opportunities. The Fund benefited from avoiding these companies, which declined during the period as concerns over future defense spending initiatives and the allocation of that spending dampened investors enthusiasm.

(1)	For a detailed commentary on the market environment in general during the reporting period, see page 3.

47

UBS U.S. Equity Alpha Relationship Fund

What didn’t work

•

An underweight to the strongly performing energy sector, particularly energy reserves, had a negative impact on performance. Our underweight to energy reserves is a key position in the portfolio. Market fundamentals do not, in our view, justify current oil prices. Demand growth for oil is slowing, while spare oil production capacity is rising. Yet the price of oil kept rising in the first half of 2008—due, in part, to speculation and the rampant growth of passive commodity investments. In addition, fears of a major supply interruption from the Middle East remains. We believe the price of oil will normalize downward, and energy stocks in general will underperform other areas of the US market, thus rewarding our position. We are finding what we view to be pockets of relative value within the sector, as noted in the “What worked” section of this letter, but, overall, we are maintaining our underweight.

•

Within financials, our large overweight to banks detracted from returns. Though these stocks did not perform as well as we expected over the period, we believe financials are attractively valued, and we continue to overweight banks. In fact, our analysis indicates the sector as a whole appears to be more than 40% underpriced—a degree of mispricing that we have only seen twice before: in the latter part of 1990 and at the peak of the technology-media-telecom bubble in 2000. While we fully recognize that the headwinds facing the financial sector are significant and will likely last into the next year, we believe the environment will eventually improve, and could be reflected in stock prices more quickly than the market expects. We believe the Fund is well-positioned to benefit from this opportunity.

•

An overweight to motor vehicles and parts detracted from relative returns. The portfolio’s overweight to this sector had more to do with company-specific opportunities within the industry, than a broader sector-based theme. We identified companies in this space that we believe are well-positioned because they have diversified their client base away from US auto makers. Additionally, an industry focus on improving engine efficiency during this period of rising energy prices has attracted a lot of positive attention toward these companies.

•

Stock selection in some areas detracted from Fund performance. During the reporting period, holdings such as Fifth Third Bancorp, Royal Caribbean and R. H. Donnelley underperformed. (For details, see “Portfolio Highlights.”)

Portfolio Highlights

•

The Fund did not hold Exxon Mobil during the reporting period, which benefited performance. While Exxon Mobil generated record profits, it still significantly underperformed its peers when it could not keep up with unattainable margin expectations.

•

Symantec, a long position, contributed to performance. The security software maker impressed investors during the period, reporting quarterly earnings that beat its own forecasts. Despite fears that a weakening economy would hurt sales of its Norton Anti-Virus software, Symantec reported that a record number of contracts were signed worldwide. The company also announced the sale of its performance management business to Vector Capital.

•

Long position Wyeth was another positive contributor to performance, as the stock rebounded at the end of June. Specifically, the company announced positive results from tests on the Alzheimer’s drug bapineuzumab. In addition, the company announced a dividend payout to take place in September and, the promotion of CEO Bernard Poussot to chairman, effective immediately. We maintain our current weight in the drug maker, as we believe its product pipeline looks promising going forward.

48

UBS U.S. Equity Alpha Relationship Fund

•

Shares of Wells Fargo, a long position in the Fund, fell during the period, but outperformed the depressed banking sector. We believe the bank will experience strong revenue growth for several years to come, which, in turn, should drive profitability enhancement and earnings growth to above-market levels. Wells Fargo also excels in the execution of its primary business strategy: cross-selling to its current customer base. Profitability will also continue to be enhanced via expense reductions and share repurchases.

•

Among the Fund’s short positions, Sears Holding Corp. was one of the top contributors to performance over the period. Retail sales posted their steepest drop in nearly two years in June, indicating that the housing market slump and soaring gasoline costs are depressing consumer spending. We continue to short the stock and believe the company has been losing market share for a long time. The perception of the company’s Kenmore and Craftsman brands has declined, and competitors are proving they can sell large quantities of appliances while providing similar service levels.

•

Shares of Fifth Third Bancorp, a long position, traded lower during the period as the housing and credit troubles began to affect regional banks. The company announced that it was cutting its quarterly dividend to 15 cents from 44 cents, and plans to raise $2 billion through a stock offering and sales of undisclosed operations within the bank. We have made some adjustments to our longer-term assumptions about the company, but it remains, in our opinion, a very underpriced stock. We expect Fifth Third to withstand the deteriorating credit cycle and outperform the regional bank industry in the long term, producing revenue and earnings growth above other regional competitors. We believe this will be achieved through a superior sales culture that has proven to be effective in gathering new deposits. In addition, we contend management will continue to leverage excess capital into opportunistic acquisitions.

•

The Fund’s long position in Royal Caribbean detracted from performance during the period. Shares fell after it was reported that elevated fuel prices may negatively impact the company’s profit in a meaningful way. We believe the market overestimates the fuel component of the company’s cost structure, and that over time this will be outweighed by positive growth in revenue. We continue to hold the stock.

•

The Fund’s long position in R. H. Donnelley(1) detracted from performance during the period. Early in the year, the telephone directories publisher and search engine operator issued a statement indicating that its 2008 outlook was below analysts’ expectations. Nervous investors sold out of the stock based on liquidity concerns in the difficult credit environment, as well as the company’s announcement that the head of its Internet business was leaving the firm.

(1)	As of June 30, 2008, this position was no longer held by the Fund.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended June 30, 2008. The views and opinions in the letter were current as of August 15, 2008. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

49

UBS U.S. Equity Alpha Relationship Fund

Average annual total return (unaudited)

	6 months ended 06/30/08	1 year ended 06/30/08	Inception 09/20/05(1) to 06/30/08
UBS U.S. Equity Alpha Relationship Fund	-12.81%	-17.38%	3.71%
Russell 1000 Index(2)	-11.20	-12.36	4.05

(1)	Performance inception date of UBS U.S. Equity Alpha Relationship Fund.

(2)

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, and represents approximately 92% of the total market capitalization of the Russell 3000 Index. Investors should note that indices do not reflect fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

50

UBS U.S. Equity Alpha Relationship Fund

Top ten equity holdings (unaudited)*

As of June 30, 2008

Percentage of net assets
Intel Corp.	3.8%
Wells Fargo & Co.	3.7
Wyeth	3.6
ConocoPhillips	3.6
General Electric Co.	3.1
FedEx Corp.	2.9
Burlington Northern Santa Fe Corp.	2.9
Halliburton Co.	2.9
Comcast Corp., Class A	2.9
Citigroup, Inc.	2.9
Total	32.3%

*	Only long positions are considered for top ten holdings.

Industry diversification (unaudited)

As a percentage of net assets

As of June 30, 2008

Equities
Air freight & logistics	2.94%
Airlines	0.77
Auto components	4.89
Automobiles	0.87
Beverages	1.21
Biotechnology	3.11
Building products	1.48
Capital markets	3.42
Commercial banks	6.32
Computers & peripherals	2.93
Consumer finance	1.21
Diversified financial services	2.89
Diversified telecommunication services	1.58
Electric utilities	3.70
Electronic equipment & instruments	0.74
Energy equipment & services	5.58
Food & staples retailing	1.45
Food products	0.46
Health care equipment & supplies	2.35
Health care providers & services	2.64
Hotels, restaurants & leisure	4.93
Household durables	1.44
Industrial conglomerates	3.13
Insurance	6.50
Life sciences tools & services	0.82
Machinery	5.42
Media	7.56
Multi-utilities	1.90
Multiline retail	0.58
Oil, gas & consumable fuels	8.19
Pharmaceuticals	10.51
Road & rail	3.72
Semiconductors & semiconductor equipment	9.27

Software	5.47%
Specialty retail	0.19
Textiles, apparel & luxury goods	1.00
Thrifts & mortgage finance	1.15
Wireless telecommunication services	2.42

Total equities	124.74
Short-term investment	1.08

Total investments before investments sold short	125.82

Investments sold short
Equities
Aerospace & defense	(1.20)
Air freight & logistics	(1.34)
Beverages	(1.02)
Biotechnology	(0.62)
Capital markets	(1.57)
Commercial banks	(0.61)
Diversified financial services	(0.38)
Electronic equipment & supplies	(0.54)
Food & staples retailing	(0.59)
Food products	(1.01)
Health care equipment & supplies	(0.55)
Health care providers & services	(1.08)
Hotels, restaurants & leisure	(1.22)
Household durables	(0.64)
Insurance	(0.57)
Internet software & services	(0.67)
Machinery	(1.76)
Multiline retail	(0.43)
Oil, gas & consumable fuels	(2.22)
Pharmaceuticals	(1.51)
Road & rail	(0.88)
Semiconductors & semiconductor equipment	(0.62)
Software	(1.66)
Specialty retail	(2.83)
Tobacco	(0.91)

Total investments sold short	(26.43)

Total investments, net of investments sold short	99.39
Cash and other assets, less liabilities	0.61

Net assets	100.00%

51

UBS U.S. Equity Alpha Relationship Fund—Portfolio of investments June 30, 2008 (unaudited)

	Shares	Value

Equities — 124.74%
Air freight & logistics — 2.94%
FedEx Corp.(1)	239,100	$18,838,689

Airlines — 0.77%
Southwest Airlines Co.(1)	379,000	4,942,160

Auto components — 4.89%
BorgWarner, Inc.(1)	372,000	16,509,360
Johnson Controls, Inc.(1)	516,300	14,807,484

		31,316,844

Automobiles — 0.87%
Harley-Davidson, Inc.(1)	153,100	5,551,406

Beverages — 1.21%
Constellation Brands, Inc., Class A*(1)	389,000	7,725,540

Biotechnology — 3.11%
Cephalon, Inc.*(1)	44,400	2,961,036
Genzyme Corp.*(1)	235,900	16,989,518

		19,950,554

Building products — 1.48%
Masco Corp.(1)	603,200	9,488,336

Capital markets — 3.42%
Bank of New York Mellon Corp.(1)	235,195	8,897,427
Morgan Stanley(1)	361,200	13,028,484

		21,925,911

Commercial banks — 6.32%
City National Corp.(1)	68,300	2,873,381
Fifth Third Bancorp(1)	593,000	6,036,740
SunTrust Banks, Inc.(1)	225,100	8,153,122
Wells Fargo & Co.(1)	985,900	23,415,125

		40,478,368

Computers & peripherals — 2.93%
Dell, Inc.*	339,700	7,432,636
Lexmark International, Inc., Class A*(1)	91,900	3,072,217
NetApp, Inc.*(1)	382,300	8,280,618

		18,785,471

Consumer finance — 1.21%
Discover Financial Services(1)	590,700	7,779,519

Diversified financial services — 2.89%
Citigroup, Inc.(1)	1,103,800	18,499,688

Diversified telecommunication services — 1.58%
AT&T, Inc.(1)	301,300	10,150,797

Electric utilities — 3.70%
American Electric Power Co., Inc.(1)	153,300	6,167,259
Exelon Corp.(1)	126,000	11,334,960
Pepco Holdings, Inc.(1)	242,200	6,212,430

		23,714,649

Electronic equipment & instruments — 0.74%
Jabil Circuit, Inc.	290,600	4,768,746

Energy equipment & services — 5.58%
Baker Hughes, Inc.(1)	196,100	17,127,374
Halliburton Co.(1)	350,500	18,601,035

		35,728,409

	Shares	Value

Food & staples retailing — 1.45%
SYSCO Corp.(1)	336,600	$9,259,866

Food products — 0.46%
Dean Foods Co.*(1)	150,300	2,948,886

Health care equipment & supplies — 2.35%
Covidien Ltd.(1)	141,000	6,752,490
Medtronic, Inc.(1)	159,900	8,274,825

		15,027,315

Health care providers & services — 2.64%
DaVita, Inc.*(1)	63,200	3,357,816
Medco Health Solutions, Inc.*(1)	226,000	10,667,200
UnitedHealth Group, Inc.(1)	111,200	2,919,000

		16,944,016

Hotels, restaurants & leisure — 4.93%
Carnival Corp.(1)	260,200	8,576,192
Royal Caribbean Cruises, Ltd.(1)	301,000	6,763,470
Starbucks Corp.*(1)	459,900	7,238,826
Starwood Hotels & Resorts Worldwide, Inc.(1)	225,500	9,035,785

		31,614,273

Household durables — 1.44%
Fortune Brands, Inc.(1)	147,600	9,211,716

Industrial conglomerates — 3.13%
General Electric Co.(1)	751,300	20,052,197

Insurance — 6.50%
ACE Ltd.(1)	114,900	6,329,841
Aflac, Inc.(1)	203,200	12,760,960
Hartford Financial Services Group, Inc.(1)	179,800	11,609,686
Principal Financial Group, Inc.(1)	261,600	10,979,352

		41,679,839

Life sciences tools & services — 0.82%
Millipore Corp.*(1)	77,600	5,265,936

Machinery — 5.42%
Illinois Tool Works, Inc.(1)	346,500	16,462,215
PACCAR, Inc.(1)	280,300	11,724,949
Pall Corp.(1)	165,300	6,559,104

		34,746,268

Media — 7.56%
Comcast Corp., Class A(1)	976,000	18,514,720
Interpublic Group of Cos., Inc.*(1)	873,800	7,514,680
News Corp., Class A(1)	677,600	10,191,104
Omnicom Group, Inc.(1)	266,400	11,956,032
R.H. Donnelley Corp.*(1)	84,200	252,600

		48,429,136

Multi-utilities — 1.90%
Sempra Energy(1)	215,400	12,159,330

Multiline retail — 0.58%
JC Penney Co., Inc.	103,000	3,737,870

Oil, gas & consumable fuels — 8.19%
ConocoPhillips(1)	245,600	23,182,184
EOG Resources, Inc.(1)	47,000	6,166,400
Marathon Oil Corp.(1)	182,800	9,481,836
Peabody Energy Corp.(1)	125,600	11,059,080
Sunoco, Inc.(1)	64,100	2,608,229

		52,497,729

52

UBS U.S. Equity Alpha Relationship Fund—Portfolio of investments June 30, 2008 (unaudited)

	Shares	Value

Equities — (concluded)
Pharmaceuticals — 10.51%
Allergan, Inc.(1)	136,600	$7,110,030
Johnson & Johnson(1)	212,900	13,697,986
Merck & Co., Inc.(1)	426,000	16,055,940
Schering-Plough Corp.(1)	363,800	7,163,222
Wyeth(1)	486,500	23,332,540

		67,359,718

Road & rail — 3.72%
Burlington Northern Santa Fe Corp.(1)	187,200	18,699,408
Ryder System, Inc.(1)	74,400	5,124,672

		23,824,080

Semiconductors & semiconductor equipment — 9.27%
Analog Devices, Inc.(1)	452,900	14,388,633
Broadcom Corp., Class A*(1)	233,900	6,383,131
Intel Corp.(1)	1,140,300	24,493,644
Lam Research Corp.*	108,500	3,922,275
Xilinx, Inc.(1)	404,200	10,206,050

		59,393,733

Software — 5.47%
Intuit, Inc.*(1)	323,300	8,913,381
Microsoft Corp.(1)	574,000	15,790,740
Symantec Corp.*(1)	534,100	10,334,835

		35,038,956

Specialty retail — 0.19%
Chico’s FAS, Inc.*(1)	230,700	1,238,859

Textiles, apparel & luxury goods — 1.00%
Coach, Inc.*(1)	222,800	6,434,464

Thrifts & mortgage finance — 1.15%
Freddie Mac(1)	450,500	7,388,200

Wireless telecommunication services — 2.42%
Sprint Nextel Corp.(1)	1,635,500	15,537,250

Total equities (cost $913,811,601)		799,434,724

	Units
Short-term investment — 1.08%
Investment company — 1.08%
UBS Cash Management Prime Relationship Fund, 2.70%(2),(3) (cost $6,901,722)	6,901,722	6,901,722

Total investments before investments sold short — 125.82% (cost $920,713,323)		806,336,446

Investments sold short — (26.43)%
Equities — (26.43)%
Aerospace & defense — (1.20)%
Lockheed Martin Corp.	(39,900)	(3,936,534)
Raytheon Co.	(66,300)	(3,731,364)

		(7,667,898)

Air freight & logistics — (1.34)%
C.H. Robinson Worldwide, Inc.	(76,000)	(4,167,840)
Expeditors International of Washington, Inc.	(103,100)	(4,433,300)

		(8,601,140)

	Shares	Value

Beverages — (1.02)%
Coca-Cola Enterprises, Inc.	(143,500)	$(2,482,550)
Molson Coors Brewing Co., Class B	(74,600)	(4,053,018)

		(6,535,568)

Biotechnology — (0.62)%
BioMarin Pharmaceutical, Inc.	(137,600)	(3,987,648)

Capital markets — (1.57)%
Charles Schwab Corp.	(184,200)	(3,783,468)
Merrill Lynch & Co., Inc.	(101,900)	(3,231,249)
State Street Corp.	(47,600)	(3,045,924)

		(10,060,641)

Commercial banks — (0.61)%
US Bancorp	(140,200)	(3,910,178)

Diversified financial services — (0.38)%
CME Group, Inc.	(6,300)	(2,414,097)

Electronic equipment & instruments — (0.54)%
Flextronics International Ltd.	(370,700)	(3,484,580)

Food & staples retailing — (0.59)%
Walgreen Co.	(116,000)	(3,771,160)

Food products — (1.01)%
Flowers Foods, Inc.	(105,400)	(2,987,036)
Tyson Foods, Inc., Class A	(233,200)	(3,484,008)

		(6,471,044)

Health care equipment & supplies — (0.55)%
C.R. Bard, Inc.	(40,400)	(3,553,180)

Health care providers & services — (1.08)%
Amedisys, Inc.	(137,700)	(6,942,834)

Hotels, restaurants & leisure — (1.22)%
McDonald’s Corp.	(72,900)	(4,098,438)
Yum! Brands, Inc.	(105,600)	(3,705,504)

		(7,803,942)

Household durables — (0.64)%
Stanley Works	(91,100)	(4,084,013)

Insurance — (0.57)%
Travelers Cos., Inc.	(83,500)	(3,623,900)

Internet software & services — (0.67)%
Akamai Technologies, Inc.	(123,500)	(4,296,565)

Machinery — (1.76)%
Cummins, Inc.	(116,600)	(7,639,632)
Deere & Co.	(50,100)	(3,613,713)

		(11,253,345)

Multiline retail — (0.43)%
Sears Holdings Corp.	(37,400)	(2,754,884)

Oil, gas & consumable fuels — (2.22)%
CONSOL Energy, Inc.	(29,100)	(3,269,967)
Devon Energy Corp.	(53,000)	(6,368,480)
Occidental Petroleum Corp.	(51,100)	(4,591,846)

		(14,230,293)

Pharmaceuticals — (1.51)%
Abbott Laboratories	(126,200)	(6,684,814)
Eli Lilly & Co.	(65,200)	(3,009,632)

		(9,694,446)

53

UBS U.S. Equity Alpha Relationship Fund—Portfolio of investments June 30, 2008 (unaudited)

	Shares	Value

Investments sold short — (concluded)
Equities — (concluded)
Road & rail — (0.88)%
CSX Corp.	(89,800)	$(5,640,338)

Semiconductors & semiconductor equipment — (0.62)%
Applied Materials, Inc.	(208,800)	(3,985,992)

Software — (1.66)%
BMC Software, Inc.	(174,400)	(6,278,400)
Novell, Inc.	(739,100)	(4,353,299)

		(10,631,699)

Specialty retail — (2.83)%
Best Buy Co., Inc.	(97,800)	(3,872,880)
GameStop Corp., Class A	(49,500)	(1,999,800)
Sherwin-Williams Co.	(91,200)	(4,188,816)
Tiffany & Co.	(96,800)	(3,944,600)
TJX Cos., Inc.	(131,600)	(4,141,452)

		(18,147,548)

	Shares	Value

Tobacco — (0.91)%
Altria Group, Inc.	(285,000)	$(5,859,600)

Total investments sold short (proceeds $178,168,453)		(169,406,533)

Total investments, net of investments sold short — 99.39%		636,929,913
Cash and other assets, less liabilities — 0.61%		3,947,451

Net assets — 100.00%		$640,877,364

Notes to portfolio of investments

Aggregate cost for federal income tax purposes before investments sold short, which was the same for book purposes, was $920,713,323; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$48,042,828
Gross unrealized depreciation	(162,419,705)

Net unrealized depreciation	$(114,376,877)

*	Non-income producing security.
(1)	All or portion of these securities have been delivered to cover open short positions.
(2)	Investment in affiliated mutual fund.
(3)	The rate shown reflects the yield at June 30, 2008.

54	See accompanying notes to financial statements.

UBS U.S. Large Cap Equity Relationship Fund

Portfolio performance

For the six months ended June 30, 2008, UBS U.S. Large Cap Equity Relationship Fund (the “Fund”) declined 11.40%, while the Fund’s benchmark, the Russell 1000 Index (the “Index”), declined 11.20%. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares, while the Index returns do not reflect fees and expenses.)

The Fund kept pace with the Index due largely to stock selection. Industry factors had a negative effect on performance.

Portfolio performance summary(1)

What worked

•	Stock selection in the Fund generated positive results. During the period, Wyeth, Exxon Mobil(2) and Symantec were among our top stock-specific contributors. (For details, see “Portfolio Highlights.”)

•

Our bottom-up fundamental research resulted in industry weights that contributed positively to returns. These included overweights to railroads and oil services, as well as an underweight to defense and aerospace stocks relative to the Index.

•

The Fund’s overweight to railroads was the largest positive contributor to performance. Burlington Northern—the Fund’s sole position in this area—has been in the portfolio for a long time. During the period, the company continued to grow market share in a positive pricing environment, and this fundamental improvement was recognized by the market. Our current view suggests that the consensus underestimates the beneficial compounding effect of Burlington Northern’s pricing power, and may be skeptical of the company’s ability to control labor costs. We believe the market also has been focusing on the recent weaker utilization of railroads relative to trucking, rather than the company’s long-term trend of solid volume growth.

•

An overweight to oil services stocks drove performance, as well. Though the Fund is underweight the energy sector (see “What didn’t work” for more on this), we believe opportunities exist within oil services. We are focused on companies that we believe can provide the logistical infrastructure for the many exploration and production projects that are in process or coming on line in the near term. These projects tend to be supported by national oil companies or large integrated energy companies with the financial strength to continue funding such projects, regardless of the direction of oil prices over the next few years.

•

The Fund underweighted defense and aerospace companies. Our stock-specific research found few opportunities in this sector. The Fund benefited from avoiding these companies, which declined during the period as concerns over future defense spending initiatives and the allocation of that spending dampened investors enthusiasm.

What didn’t work

•	Stock selection detracted slightly from Fund performance. During the six months, R.H. Donnelley, Fifth Third Bancorp and Masco Corp. underperformed. (For details, see “Portfolio Highlights.”)

(1)	For a detailed commentary on the market environment in general during the reporting period, see page 3.
(2)	As of June 30, 2008, this position was no longer held by the Fund.

55

UBS U.S. Large Cap Equity Relationship Fund

•	At the industry level, an underweight to energy reserves, and overweights to motor vehicles and parts and to banks detracted from performance.

•

An underweight to the strongly performing energy sector, particularly energy reserves, had a negative impact on performance. Our underweight to energy is a key position in the portfolio. Market fundamentals do not, in our view, justify current oil prices. Demand growth for oil is slowing, while spare oil production capacity is rising. Yet the price of oil kept rising in the first half of 2008, due in part to speculation and the rampant growth of passive commodity investments. In addition, fears of a major supply interruption from the Middle East remains. We believe the price of oil will normalize downward, and energy stocks in general will underperform other areas of the US market, thus rewarding our position. We do believe there are pockets of relative value within the sector (for example, in oil services companies, as discussed in “What worked”), but, overall, we are maintaining our underweight.

•

Within financials, the Fund’s large overweight to banks detracted from returns. Though these stocks did not perform as well as we expected, we continue to overweight banks. We are finding what we believe are very attractive valuations within financials. In fact, the sector as a whole, in our view, now appears to be more than 40% underpriced—a degree of mispricing in the financial sector that we have only seen during the latter part of 1990 and the peak of the technology-media-telecom bubble in 2000. While we fully recognize that the headwinds facing the financial sector are significant and will likely last into the next year, we believe the environment will eventually improve and could be reflected in stock prices more quickly than the market expects. We believe the Fund is well-positioned to benefit from this opportunity.

•

An overweight to motor vehicles and parts detracted from relative returns. We believe this area offers an excellent opportunity. Parts companies such as BorgWarner continue to be much better positioned relative to US auto manufacturers. While these stocks sometimes weaken during difficult times for US auto manufacturers, they also have distribution through foreign-domiciled auto manufacturers, and should continue to benefit from an industry shift toward more fuel-efficient vehicles.

Portfolio Highlights

•

Wyeth was a top performer for the period, as the stock rebounded at the end of June. Specifically, the company announced positive results from tests on its Alzheimer’s drug bapineuzumab. In addition, the company announced a dividend payout to take place in September and the promotion of CEO Bernard Poussot to Chairman, effective immediately. We maintain our current weight in the drug maker, as we believe its drug pipeline is promising going forward.

•

While Exxon Mobil(2) generated record profits, it still significantly underperformed its peers when it could not keep up with unattainable margin expectations. The Fund held an underweight in Exxon, which benefited performance over the period.

(2)	As of June 30, 2008, this position was no longer held by the Fund.

56

UBS U.S. Large Cap Equity Relationship Fund

•

Symantec was a successful holding. The security software maker impressed investors during the period, reporting quarterly earnings that beat the company’s own forecasts. Despite fears that a weakening economy would hurt sales of its Norton Anti-Virus software, Symantec reported that a record number of contracts were signed worldwide. The company also announced the sale of its performance management business to Vector Capital. We are currently maintaining our overweight position in Symantec.

•

The Fund’s position in R. H. Donnelley detracted from performance during the period. Early in the year, the telephone directories publisher and search engine operator issued a statement indicating that its 2008 outlook was below analysts’ expectations. Nervous investors sold out of the stock based on liquidity concerns in the difficult credit environment, as well as the company’s announcement that the head of its Internet business was leaving the firm.

•

Shares of Fifth Third Bancorp traded lower during the period as the housing and credit troubles began to affect regional banks. The company announced that it was cutting its quarterly dividend to 15 cents from 44 cents. Fifth Third also plans to raise $2 billion through a stock offering and sales of undisclosed operations within the bank. We have made some adjustments to our longer-term assumptions about the company, but it remains a very underpriced stock, in our opinion. We expect Fifth Third to withstand the deteriorating credit cycle and outperform the regional bank industry in the long term, with revenue and earnings growth above other regional competitors. This will be achieved through what we view to be a superior sales culture that has proven effective in gathering new deposits. In addition, we contend management will continue to leverage excess capital into opportunistic acquisitions.

•

Masco Corp. mirrored most other US home improvement chains as the company reported weak financial results and cut its full-year earnings outlook. Its share price declined on fears of declining construction and consumer spending. We believe Masco’s focus on shareholder returns, the breadth of its building materials activities, and its emphasis on installation services will drive growth in the longer term. Over time, we expect Masco’s diversified businesses will generate significant cash flow that is not currently being priced in by the market.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended June 30, 2008. The views and opinions in the letter were current as of August 15, 2008. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

57

UBS U.S. Large Cap Equity Relationship Fund

Average annual total return (unaudited)

	6 months ended 06/30/08	1 year ended 06/30/08	5 years ended 06/30/08	10 years ended 06/30/08
UBS U.S. Large Cap Equity Relationship Fund	-11.40%	-16.03%	8.77%	4.75%
Russell 1000 Index(1)	-11.20	-12.36	8.23	3.38

(1)

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, and represents approximately 92% of the total market capitalization of the Russell 3000 Index. Investors should note that indices do not reflect fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

58

UBS U.S. Large Cap Equity Relationship Fund

Top ten equity holdings (unaudited)

As of June 30, 2008

Percentage of net assets
Wyeth	3.5%
Intel Corp.	3.4
Halliburton Co.	3.3
General Electric Co.	2.9
Wells Fargo & Co.	2.8
Baker Hughes, Inc.	2.7
Microsoft Corp.	2.5
Comcast Corp., Class A	2.3
Citigroup, Inc.	2.2
Burlington Northern Santa Fe Corp.	2.2
Total	27.8%

Industry diversification (unaudited)

As a percentage of net assets

As of June 30, 2008

Equities
Air freight & logistics	2.03%
Airlines	0.74
Auto components	3.06
Automobiles	0.73
Beverages	0.80
Biotechnology	2.64
Building products	1.32
Capital markets	2.62
Commercial banks	4.60
Computers & peripherals	2.42
Consumer finance	0.87
Diversified financial services	2.24
Electric utilities	3.07
Energy equipment & services	5.99
Food & staples retailing	1.21
Health care equipment & supplies	2.27
Health care providers & services	2.22
Hotels, restaurants & leisure	3.64
Household durables	1.08
Industrial conglomerates	2.89
Insurance	4.12
Life sciences tools & services	0.73
Machinery	4.33
Media	6.06
Multi-utilities	1.77
Oil, gas & consumable fuels	6.10
Pharmaceuticals	9.27
Road & rail	3.02
Semiconductors & semiconductor equipment	7.15
Software	4.64
Specialty retail	0.18
Textiles, apparel & luxury goods	0.55
Thrifts & mortgage finance	0.90
Wireless telecommunication services	1.98

Total equities	97.24
Short-term investment	2.48

Total investments	99.72
Cash and other assets, less liabilities	0.28

Net assets	100.00%

59

UBS U.S. Large Cap Equity Relationship Fund—Portfolio of investments June 30, 2008 (unaudited)

	Shares	Value

Equities — 97.24%
Air freight & logistics — 2.03%
FedEx Corp.	88,600	$6,980,794

Airlines — 0.74%
Southwest Airlines Co.	193,600	2,524,544

Auto components — 3.06%
BorgWarner, Inc.	120,100	5,330,038
Johnson Controls, Inc.	180,000	5,162,400

		10,492,438

Automobiles — 0.73%
Harley-Davidson, Inc.	68,800	2,494,688

Beverages — 0.80%
Constellation Brands, Inc., Class A*	137,700	2,734,722

Biotechnology — 2.64%
Cephalon, Inc.*	22,700	1,513,863
Genzyme Corp.*	104,600	7,533,292

		9,047,155

Building products — 1.32%
Masco Corp.	288,500	4,538,105

Capital markets — 2.62%
Bank of New York Mellon Corp.	80,700	3,052,881
Morgan Stanley	164,700	5,940,729

		8,993,610

Commercial banks — 4.60%
City National Corp.	25,600	1,076,992
Fifth Third Bancorp	202,100	2,057,378
SunTrust Banks, Inc.	84,700	3,067,834
Wells Fargo & Co.	403,800	9,590,250

		15,792,454

Computers & peripherals — 2.42%
Dell, Inc.*	149,800	3,277,624
Lexmark International, Inc., Class A*	38,400	1,283,712
NetApp, Inc.*	173,400	3,755,844

		8,317,180

Consumer finance — 0.87%
Discover Financial Services	226,500	2,983,005

Diversified financial services — 2.24%
Citigroup, Inc.	458,513	7,684,678

Electric utilities — 3.07%
American Electric Power Co., Inc.	81,100	3,262,653
Exelon Corp.	62,900	5,658,484
Pepco Holdings, Inc.	63,300	1,623,645

		10,544,782

Energy equipment & services — 5.99%
Baker Hughes, Inc.	105,600	9,223,104
Halliburton Co.	213,700	11,341,059

		20,564,163

Food & staples retailing — 1.21%
SYSCO Corp.	150,900	4,151,259

	Shares	Value

Health care equipment & supplies — 2.27%
Covidien Ltd.	62,100	$2,973,969
Medtronic, Inc.	93,300	4,828,275

		7,802,244

Health care providers & services — 2.22%
DaVita, Inc.*	31,900	1,694,847
Medco Health Solutions, Inc.*	93,800	4,427,360
UnitedHealth Group, Inc.	56,400	1,480,500

		7,602,707

Hotels, restaurants & leisure — 3.64%
Carnival Corp.	132,700	4,373,792
Royal Caribbean Cruises, Ltd.	63,900	1,435,833
Starbucks Corp.*	203,600	3,204,664
Starwood Hotels & Resorts Worldwide, Inc.	86,500	3,466,055

		12,480,344

Household durables — 1.08%
Fortune Brands, Inc.	59,600	3,719,636

Industrial conglomerates — 2.89%
General Electric Co.	372,100	9,931,349

Insurance — 4.12%
Aflac, Inc.	95,500	5,997,400
Hartford Financial Services Group, Inc.	58,900	3,803,173
Principal Financial Group, Inc.	103,300	4,335,501

		14,136,074

Life sciences tools & services — 0.73%
Millipore Corp.*	36,900	2,504,034

Machinery — 4.33%
Illinois Tool Works, Inc.	152,000	7,221,520
PACCAR, Inc.	116,450	4,871,104
Pall Corp.	69,500	2,757,760

		14,850,384

Media — 6.06%
Comcast Corp., Class A	423,800	8,039,486
Interpublic Group of Cos., Inc.*	421,500	3,624,900
News Corp., Class A	310,600	4,671,424
Omnicom Group, Inc.	95,600	4,290,528
R.H. Donnelley Corp.*	55,892	167,676

		20,794,014

Multi-utilities — 1.77%
NiSource, Inc.	96,600	1,731,072
Sempra Energy	77,000	4,346,650

		6,077,722

Oil, gas & consumable fuels — 6.10%
Chevron Corp.	61,700	6,116,321
EOG Resources, Inc.	26,600	3,489,920
Marathon Oil Corp.	91,700	4,756,479
Peabody Energy Corp.	74,700	6,577,335

		20,940,055

Pharmaceuticals — 9.27%
Allergan, Inc.	75,200	3,914,160
Johnson & Johnson	109,274	7,030,689
Merck & Co., Inc.	143,300	5,400,977

60

UBS U.S. Large Cap Equity Relationship Fund—Portfolio of investments June 30, 2008 (unaudited)

	Shares	Value

Equities — (concluded)
Pharmaceuticals — (concluded)
Schering-Plough Corp.	169,400	$3,335,486
Wyeth	252,600	12,114,696

		31,796,008

Road & rail — 3.02%
Burlington Northern Santa Fe Corp.	76,500	7,641,585
Ryder System, Inc.	39,400	2,713,872

		10,355,457

Semiconductors & semiconductor equipment — 7.15%
Analog Devices, Inc.	196,200	6,233,274
Broadcom Corp., Class A*	98,300	2,682,607
Intel Corp.	544,200	11,689,416
Xilinx, Inc.	155,900	3,936,475

		24,541,772

Software — 4.64%
Intuit, Inc.*	132,800	3,661,296
Microsoft Corp.	305,700	8,409,807
Symantec Corp.*	199,040	3,851,424

		15,922,527

	Shares	Value

Specialty retail — 0.18%
Chico’s FAS, Inc.*	115,700	$621,309

Textiles, apparel & luxury goods — 0.55%
Coach, Inc.*	65,700	1,897,416

Thrifts & mortgage finance — 0.90%
Freddie Mac	188,600	3,093,040

Wireless telecommunication services — 1.98%
Sprint Nextel Corp.	714,186	6,784,767

Total equities (cost $375,941,051)		333,694,436

	Units
Short-term investment — 2.48%
Other — 2.48%
UBS Supplementary Trust — U.S. Cash Management Prime Fund, 2.71% (1),(2) (cost $8,502,244)	8,502,244	8,502,244

Total investments — 99.72% (cost $384,443,295)		342,196,680
Cash and other assets, less liabilities — 0.28%		963,245

Net assets — 100.00%		$343,159,925

Notes to portfolio of investments

Aggregate cost for federal income tax purposes, which was the same for book purposes, was $384,443,295; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$22,343,115
Gross unrealized depreciation	(64,589,730)

Net unrealized depreciation	$(42,246,615)

*	Non-income producing security.
(1)	Investment in affiliated mutual fund.
(2)	The rate shown reflects the yield at June 30, 2008.

Futures contracts

UBS U.S. Large Cap Equity Relationship Fund had the following open futures contracts as of June 30, 2008:

	Expiration date	Cost	Value	Unrealized depreciation
Index futures buy contracts:
S&P 500 Index, 12 contracts (USD)	September 2008	$3,942,642	$3,843,300	$(99,342)

The segregated aggregate market value of cash collateral delivered to broker to cover margin requirements for the open futures positions at June 30, 2008 was $202,812.

Currency type abbreviation:

USD	United States Dollar

See accompanying notes to financial statements.	61

UBS U.S. Large Cap Growth Equity Relationship Fund

Portfolio performance

For the six months ended June 30, 2008, UBS U.S. Large Cap Growth Equity Relationship Fund (the “Fund”) declined 5.07%, while the Fund’s benchmark, the Russell 1000 Growth Index (the “Index”), declined 9.06%. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares, while the Index returns do not reflect fees and expenses.)

The Fund’s relative outperformance was due largely to stock selection. Industry positioning was also beneficial to performance, albeit to a lesser extent.

Portfolio performance summary(1)

What worked

•	At the stock level, MasterCard, Southwestern Energy and Weatherford International were among the Fund’s top performers. (For additional details see “Portfolio Highlights.”)

•

The Fund’s healthcare stocks posted strong relative performance. We continue to focus on smaller, specialized plays in health care equipment and supplies and health care providers and services segments. We believe smaller providers and specialty device makers have room to grow into an expanding, innovative market. Notably, an overweight to Alcon(2) produced positive returns as Novartis announced its intention to buy the firm.

The Fund remained underweight to pharmaceutical companies, which we believe face increasing pressure due to competition from generic drugs, as well as shrinking research and development budgets. This position further helped performance during the period.

•

The Fund’s overweight to energy stocks—and particularly our names in the oil, gas and consumable fuels industry—contributed to performance. Higher oil prices have, in our opinion, created opportunities for oil services companies, making it profitable to drill farther offshore and in deeper waters. Offshore rigs are more expensive to build and have a higher service burden once commissioned. We believe this may present an opportunity for above-average earnings growth over the next several years. In addition, we favored exploration and production companies which have what we believe are attractive acreage portfolios and a history of successful extraction. The names we owned, including Southwestern Energy, XTO Energy and Apache, experienced solid gains during the period.

•

The Fund’s information technology holdings outperformed their peers. In the technology space, we have identified a handful of companies that we believe possess sustainable, dominant positions. In the peripherals and equipment group, we continue to identify companies that we believe have multi-year growth opportunities and that are effectively revolutionizing their respective markets as they consistently stay ahead of their peers from a consumer experience perspective. We are finding opportunities across a broad spectrum of these companies, and are seeking to exploit mispricings in internet and electronic equipment names. An overweight to MasterCard, a name from the IT services group, was our biggest stock success story during the six months.

•

The Fund’s underweight to financial stocks contributed to performance. We have been underweight financials for the better part of the last year, as the overhang from the current credit environment has provided a very difficult headwind for the broader financial sector. That said, we have found select opportunities to add value in specific holdings.

(1)	For a detailed commentary on the market environment in general during the reporting period, see page 3.
(2)	As of June 30, 2008, this position was no longer held by the Fund.

62

UBS U.S. Large Cap Growth Equity Relationship Fund

What didn’t work

•

Stock selection in the consumer discretionary and consumer staples sectors detracted from performance during the period as many of our names were adversely impacted by fears related to housing, the credit market and energy prices

•	In the hotels, restaurants and leisure group, names such as International Game Technology and Las Vegas Sands(3) held us back.

•	Among specialty retailers, J. Crew and American Eagle(3) were particularly hurt due to fears of a consumer slowdown.

•	Furthermore, we did not hold Wal-Mart Stores, which outperformed during the period, as we prefer more dynamic growth opportunities.

•

An overweight to the hotels, restaurants and leisure industry negatively affected returns, as well. This group as a whole lagged during the period due to a slowdown in travel, and the Fund’s larger positions dampened performance.

•

An overweight to Internet software and services stocks hindered relative results. Our decision to overweight this sector, particularly our large position in Google, was a negative contributor to performance. We maintain conviction in the names we hold in this area.

Portfolio Highlights

•

MasterCard was the Fund’s biggest stock success story during the period. The company’s performance has reflected expectations that MasterCard will continue to benefit from consumers’ shift from cash to spending on credit in developing economies, and from increased cross-border transactions. In addition, the company’s cost growth should remain below revenue growth. We expect the market for card association fees to double in approximately eight years due to the global growth of consumer credit and global wealth creation. In our opinion, MasterCard is poised to benefit from these trends, as the credit card network industry is a natural oligopoly (an industry that is dominated by a small number of companies).

•

Weatherford International performed strongly, as well. A leading global provider of oil field services, Weatherford has been growing its international presence and its overall product and service offering in recent years. This has helped it to grow faster than many peers. We believe Weatherford remains in a position to potentially increase its margins as its international footprint gets larger, which could further accelerate earnings.

•

Southwestern Energy is one of the fastest growing, low-cost natural gas producers in the US. We continue to believe that Southwestern has strong upside organic production growth potential from its existing land position in the Fayetteville shale.

•

International Game Technology, a manufacturer of computerized gaming equipment and systems, declined due to concerns about the impact of a weak economy on Las Vegas. We continue to believe that IGT should begin to see earnings growth over the next few years. In addition, our research indicates that the market will start to focus on the intermediate-term demand potential in new jurisdictions, both in the US and overseas.

(3)	As of June 30, 2008, this position was no longer held by the Fund.

63

UBS U.S. Large Cap Growth Equity Relationship Fund

•

Allergan is a specialty pharmaceutical company with a focus on dermatology and eye care. Its flagship Botox product has done extremely well as a cosmetic, and continues to be developed for additional therapeutic use. Botox has excellent pricing power in its de facto monopoly position. Overall, we believe the company’s product portfolio is attractive due to its relative insulation from the negative trends affecting most pharmaceuticals, such as pricing pressure, generic risks and Medicare exposure. We continue to overweight the stock.

•

The Fund did not hold Wal-Mart Stores, which posted gains during the period. It is our opinion that the company faces cost pressure, primarily attributable to higher healthcare and other employee-related costs. We believe this trend, coupled with what we consider to be the company’s limited pricing power, will be a challenge to margin expansion, and thus to earnings growth and price appreciation. In addition, we continue to find specialty names that are more attractive than Wal-Mart.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended June 30, 2008. The views and opinions in the letter were current as of August 15, 2008. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

64

UBS U.S. Large Cap Growth Equity Relationship Fund

Average annual total return (unaudited)

	6 months ended 06/30/08	1 year ended 06/30/08	Inception 11/07/05(1) to 06/30/08
UBS U.S. Large Cap Growth Equity Relationship Fund	-5.07%	3.76%	7.88%
Russell 1000 Growth Index(2)	-9.06	-5.96	4.84

(1)	Performance inception date of UBS U.S. Large Cap Growth Equity Relationship Fund.

(2)

The Russell 1000 Growth Index measures the performance of a large universe of stocks with higher price-to-book ratios and higher forecasted growth values. Investors should note that indices do not reflect fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

65

UBS U.S. Large Cap Growth Equity Relationship Fund

Top ten equity holdings (unaudited)(1)

As of June 30, 2008

Percentage of net assets
MasterCard, Inc., Class A	4.5%
Visa, Inc., Class A	4.1
Google, Inc., Class A	3.8
Apple, Inc.	3.6
Zimmer Holdings, Inc.	3.5
QUALCOMM, Inc.	3.4
Allergan, Inc.	3.4
Wynn Resorts Ltd.	3.2
Cisco Systems, Inc.	2.7
Praxair, Inc.	2.6
Total	34.8%

(1)	Figures represent the direct investments of the UBS U.S. Large Cap Growth Equity Relationship Fund. Figures could be different if a breakdown of the underlying investment company was included.

Industry diversification (unaudited)(2)

As a percentage of net assets

As of June 30, 2008

Equities
Aerospace & defense	5.97%
Beverages	1.35
Biotechnology	0.32
Capital markets	2.37
Chemicals	4.81
Communications equipment	8.45
Computers & peripherals	3.61
Consumer finance	1.00
Electric utilities	1.74
Energy equipment & services	5.19
Food products	0.49
Health care equipment & supplies	10.37
Health care providers & services	5.15
Hotels, restaurants & leisure	5.07
Household products	2.10
Internet & catalog retail	2.25
Internet software & services	4.22
IT services	10.04
Machinery	0.44
Media	0.52
Metals & mining	1.09
Multiline retail	0.77
Oil, gas & consumable fuels	7.65
Pharmaceuticals	3.93
Real estate management & development	0.50
Road & rail	3.17
Semiconductors & semiconductor equipment	1.43
Software	1.07
Specialty retail	2.04
Wireless telecommunication services	0.69

Total equities	97.80
Investment company iShares Russell 1000 Growth Index Fund	1.60
Short-term investment	0.58
Investment of cash collateral from securities loaned	6.97

Total investments	106.95
Liabilities, in excess of cash and other assets	(6.95)

Net assets	100.00%

(2)

Figures represent the industry breakdown of direct investments of the UBS U.S. Large Cap Growth Equity Relationship Fund. Figures would be different if a breakdown of the underlying investment company’s industry diversification was included.

66

UBS U.S. Large Cap Growth Equity Relationship Fund—Portfolio of investments June 30, 2008 (unaudited)

	Shares	Value

Equities — 97.80%
Aerospace & defense — 5.97%
Boeing Co.	81,500	$5,356,180
General Dynamics Corp.	40,500	3,410,100
Precision Castparts Corp.	62,700	6,042,399
United Technologies Corp.	135,100	8,335,670

		23,144,349

Beverages — 1.35%
PepsiCo, Inc.	82,500	5,246,175

Biotechnology — 0.32%
Genentech, Inc.*	16,300	1,237,170

Capital markets — 2.37%
BlackRock, Inc.	9,700	1,716,900
Goldman Sachs Group, Inc.	11,300	1,976,370
Morgan Stanley	44,800	1,615,936
T Rowe Price Group, Inc.	68,400	3,862,548

		9,171,754

Chemicals — 4.81%
Monsanto Co.	38,300	4,842,652
Potash Corp. of Saskatchewan	16,200	3,702,834
Praxair, Inc.	106,900	10,074,256

		18,619,742

Communications equipment — 8.45%
Cisco Systems, Inc.*	450,600	10,480,956
QUALCOMM, Inc.	297,500	13,200,075
Research In Motion Ltd.*	77,300	9,036,370

		32,717,401

Computers & peripherals — 3.61%
Apple, Inc.*	83,500	13,981,240

Consumer finance — 1.00%
American Express Co.	103,300	3,891,311

Electric utilities — 1.74%
Exelon Corp.	75,000	6,747,000

Energy equipment & services — 5.19%
Cameron International Corp.*	71,600	3,963,060
Schlumberger Ltd.	88,800	9,539,784
Weatherford International Ltd.*	132,800	6,585,552

		20,088,396

Food products — 0.49%
Campbell Soup Co.	56,500	1,890,490

Health care equipment & supplies — 10.37%
Baxter International, Inc.	128,600	8,222,684
Becton Dickinson & Co.	36,700	2,983,710
Medtronic, Inc.	154,200	7,979,850
Stryker Corp.	118,300	7,438,704
Zimmer Holdings, Inc.*	199,200	13,555,560

		40,180,508

Health care providers & services — 5.15%
Express Scripts, Inc.*	71,600	4,490,752
Laboratory Corp. of America Holdings*(1)	134,200	9,344,346
Medco Health Solutions, Inc.*	129,500	6,112,400

		19,947,498

	Shares	Value

Hotels, restaurants & leisure — 5.07%
International Game Technology	170,200	$4,251,596
Starbucks Corp.*	183,600	2,889,864
Wynn Resorts Ltd.(1)	153,400	12,479,090

		19,620,550

Household products — 2.10%
Colgate-Palmolive Co.	55,300	3,821,230
Procter & Gamble Co.	70,800	4,305,348

		8,126,578

Internet & catalog retail — 2.25%
Amazon.com, Inc.*	118,600	8,696,938

Internet software & services — 4.22%
eBay, Inc.*	59,400	1,623,402
Google, Inc., Class A*	28,000	14,739,760

		16,363,162

IT services — 10.04%
Automatic Data Processing, Inc.	130,200	5,455,380
MasterCard, Inc., Class A	65,810	17,473,871
Visa, Inc., Class A*	196,500	15,977,415

		38,906,666

Machinery — 0.44%
Manitowoc Co., Inc.(1)	52,400	1,704,572

Media — 0.52%
News Corp., Class A	133,500	2,007,840

Metals & mining — 1.09%
Freeport-McMoRan Copper & Gold, Inc.	36,100	4,230,559

Multiline retail — 0.77%
Target Corp.	63,900	2,970,711

Oil, gas & consumable fuels — 7.65%
Apache Corp.	19,100	2,654,900
CONSOL Energy, Inc.	75,700	8,506,408
Range Resources Corp.	42,600	2,792,004
Southwestern Energy Co.*	118,000	5,617,980
Ultra Petroleum Corp.*	26,200	2,572,840
XTO Energy, Inc.	109,325	7,489,856

		29,633,988

Pharmaceuticals — 3.93%
Abbott Laboratories	41,400	2,192,958
Allergan, Inc.	250,500	13,038,525

		15,231,483

Real estate management & development — 0.50%
CB Richard Ellis Group, Inc., Class A*	101,600	1,950,720

Road & rail — 3.17%
Burlington Northern Santa Fe Corp.	89,000	8,890,210
Union Pacific Corp.	45,000	3,397,500

		12,287,710

Semiconductors & semiconductor equipment — 1.43%
Intel Corp.	257,800	5,537,544

Software — 1.07%
Microsoft Corp.	150,100	4,129,251

67

UBS U.S. Large Cap Growth Equity Relationship Fund—Portfolio of investments June 30, 2008 (unaudited)

	Shares	Value

Equities — (concluded)
Specialty retail — 2.04%
Abercrombie & Fitch Co.	44,200	$2,770,456
J. Crew Group, Inc.*(1)	155,300	5,126,453

		7,896,909

Wireless telecommunication services — 0.69%
American Tower Corp., Class A*	63,400	2,678,650

Total equities (cost $352,798,178)		378,836,865

Investment company — 1.60%
iShares Russell 1000 Growth Index Fund (cost $6,355,670)	112,000	6,186,880

	Units	Value

Short-term investment — 0.58%
Investment company — 0.58%
UBS Cash Management Prime Relationship Fund, 2.70%(2),(3) (cost $2,230,790)	2,230,790	$2,230,790

Investment of cash collateral from securities loaned — 6.97%
UBS Supplementary Trust — U.S. Cash Management Prime Fund, 2.71%(2),(3) (cost $27,018,385)	27,018,385	27,018,385

Total investments — 106.95% (cost $388,403,023)		414,272,920
Liabilities, in excess of cash and other assets — (6.95)%		(26,924,817)

Net assets — 100.00%		$387,348,103

Notes to portfolio of investments

Aggregate cost for federal income tax purposes, which was the same for book purposes, was $388,403,023; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$50,217,985
Gross unrealized depreciation	(24,348,088)

Net unrealized appreciation	$25,869,897

*	Non-income producing security.
(1)	Security, or portion thereof, was on loan at June 30, 2008.
(2)	Investment in affiliated mutual fund.
(3)	The rate shown reflects the yield at June 30, 2008.

68	See accompanying notes to financial statements.

UBS U.S. Large-Cap Value Equity Relationship Fund

Portfolio performance

For the six months ended June 30, 2008, UBS U.S. Large-Cap Value Equity Relationship Fund (the “Fund”) declined 13.53%, while the Fund’s benchmark, the Russell 1000 Value Index (the “Index”), declined 13.57%. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares, while the Index returns do not reflect fees and expenses.)

The Fund kept pace with the Index due largely to stock selection. Industry factors had a negative impact on performance.

Portfolio performance summary(1)

What worked

•	Stock selection in the Fund had several successes. During the period, Exxon Mobil, Wyeth and Symantec were among our top stock-specific contributors. (For details, see “Portfolio Highlights.”)

•

Our bottom-up fundamental research resulted in industry weights that contributed positively to returns. These included overweights to oil services and railroads, as well as an underweight to property and casualty insurers relative to the Index.

•

The Fund’s overweight to oil services stocks was the largest positive contributor to performance. Though we are underweight the energy sector overall (see “What didn’t work” for more on this), we believe opportunities exist within oil services. We are focused on those companies that we believe can provide the logistical infrastructure for the many exploration and production projects that are in process or coming on line in the near term. These projects tend to be supported by national oil companies or large integrated energy companies with the financial strength to continue funding such projects, regardless of the direction of oil prices over the next few years.

•

An overweight to railroads drove performance, as well. Burlington Northern—the Fund’s sole position in this area—has been in the portfolio for a long time. During the period, the company continued to grow market share in a positive pricing environment, and this fundamental improvement was recognized by the market. Our current view suggests that the consensus underestimates the beneficial compounding effect of Burlington Northern’s pricing power, and may be skeptical of the company’s ability to control labor costs. We believe the market also has been focusing on the recent weaker utilization of railroads relative to trucking, rather than the company’s long-term trend of solid volume growth.

•

The Fund underweighted property and casualty insurers. Performance benefited from avoiding firms that appear overly dependent on short-term liquidity, as well as those lacking solid underwriting cultures.

What didn’t work

•

While stock selection overall contributed to performance, a few names detracted. During the period, Baker Hughes, Masco and Fifth Third Bancorp underperformed. (For details, see “Portfolio Highlights.”)

(1)	For a detailed commentary on the market environment in general during the reporting period, see page 3.

69

UBS U.S. Large-Cap Value Equity Relationship Fund

•

An underweight to the strongly performing energy sector, particularly energy reserves, had a negative impact on performance. Energy is a key position in the Fund. Market fundamentals do not, in our view, justify current oil prices. Demand growth for oil is slowing, while spare oil production capacity is rising. Yet the price of oil kept rising in the first half of 2008, due in part to speculation and the rampant growth of passive commodity investments. In addition, fears of a major supply interruption from the Middle East remains. We believe the price of oil will normalize downward, and energy stocks in general will underperform other areas of the US market, thus rewarding the Fund’s position. In our opinion, there are pockets of relative value within the sector (for example, in oil services companies, as discussed in “What worked”), but, overall, we are maintaining our underweight.

•

Within financials, our large overweight to banks detracted from returns. Though these stocks did not perform as well as we expected, we continue to overweight banks. We are finding very attractive valuations within financials. In fact, the sector as a whole, in our view, now appears to be more than 40% underpriced—a degree of mispricing in the financial sector that we have only seen during the latter part of 1990 and the peak of the technology-media-telecom bubble in 2000. While we fully recognize that the headwinds facing the financial sector are significant and will likely last into the next year, we believe the environment will eventually improve, and could be reflected in stock prices more quickly than the market expects.

•

An overweight to motor vehicles and parts detracted from relative returns. We believe this area offers an excellent opportunity. In our view, parts companies continue to be much better positioned relative to US auto manufacturers. While these stocks sometimes weaken during difficult times for US auto manufacturers, they also have distribution through foreign-domiciled auto manufacturers and should continue to benefit from an industry shift toward more fuel-efficient vehicles.

Portfolio Highlights

•

The Fund held an underweight in Exxon Mobil, which benefited performance over the period. While Exxon Mobil generated record profits, it still significantly underperformed its peers when it could not keep up with unattainable margin expectations.

•

Wyeth was another positive position, as the stock rebounded at the end of June. Specifically, the company announced positive results from tests on the Alzheimer’s drug bapineuzumab. In addition, the company announced a dividend payout to take place in September and the promotion of CEO Bernard Poussot to Chairman, effective immediately. The Fund maintains its current weight in the drug maker, as we believe its drug pipeline is promising going forward.

•

Symantec was a successful holding. The security software maker impressed investors during the period, reporting quarterly earnings that beat the company’s own forecasts. Despite fears that a weakening economy would hurt sales of its Norton Anti-Virus software, Symantec reported that a record number of contracts were signed worldwide. The company also announced the sale of its performance management business to Vector Capital. We are currently maintaining our overweight position in Symantec.

•

The Fund’s position in R.H. Donnelley detracted from performance during the period. Early in the year, the telephone directories publisher and search engine operator issued a statement indicating that its 2008 outlook was below analysts’ expectations. Nervous investors sold out of the stock based on liquidity concerns in the difficult credit environment, as well as the company’s announcement that the head of its Internet business was leaving the firm.

70

UBS U.S. Large-Cap Value Equity Relationship Fund

•

Shares of Fifth Third Bancorp traded lower during the period as the housing and credit troubles began to affect regional banks. The company announced that it was cutting its quarterly dividend to 15 cents from 44 cents. Fifth Third also plans to raise $2 billion through a stock offering and sales of undisclosed operations within the bank. We have made some adjustments to our longer-term assumptions about the company, but it remains a very underpriced stock, in our opinion. We expect Fifth Third to withstand the deteriorating credit cycle and outperform the regional bank industry in the long term, with revenue and earnings growth above other regional competitors. This will be achieved through what we view to be a superior sales culture that has proven effective in gathering new deposits. In addition, we contend management will continue to leverage excess capital into opportunistic acquisitions.

•

Masco Corp. mirrored most other US home improvement chains as the company reported weak financial results and cut its full-year earnings outlook. Its share price declined on fears of declining construction and consumer spending. We believe Masco’s focus on shareholder returns, the breadth of its building materials activities, and its emphasis on installation services will drive growth in the longer term. Over time, we expect Masco’s diversified businesses will generate significant cash flow that is not currently being priced in by the market.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended June 30, 2008. The views and opinions in the letter were current as of August 15, 2008. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

71

UBS U.S. Large-Cap Value Equity Relationship Fund

Average annual total return (unaudited)

	6 months ended 06/30/08	1 year ended 06/30/08	5 years ended 06/30/08	10 years ended 06/30/08
UBS U.S. Large-Cap Value Equity Relationship Fund	-13.53%	-18.39%	9.24%	6.46%
Russell 1000 Value Index (1)	-13.57	-18.78	8.92	4.91

(1)

The Russell 1000 Value Index measures the performance of a large universe of stocks with lower price-to-book ratios and lower forecasted growth values. Investors should note that indices do not reflect fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

72

UBS U.S. Large-Cap Value Equity Relationship Fund

Top ten equity holdings (unaudited)

As of June 30, 2008

Percentage of net assets
Chevron Corp.	4.9%
General Electric Co.	4.8
Wyeth	3.7
Halliburton Co.	3.6
Wells Fargo & Co.	3.5
Citigroup, Inc.	3.2
Exxon Mobil Corp.	3.0
Baker Hughes, Inc.	3.0
Marathon Oil Corp.	2.7
Johnson & Johnson	2.4
Total	34.8%

Industry diversification (unaudited)

As a percentage of net assets

As of June 30, 2008

Equities
Air freight & logistics	2.26%
Airlines	1.03
Auto components	3.80
Automobiles	0.81
Beverages	0.75
Biotechnology	0.59
Building products	1.17
Capital markets	3.15
Commercial banks	6.11
Consumer finance	1.06
Diversified financial services	6.26
Diversified telecommunication services	2.22
Electric utilities	5.50
Energy equipment & services	6.60
Health care equipment & supplies	0.91
Health care providers & services	2.13
Hotels, restaurants & leisure	1.53
Household durables	1.28
Industrial conglomerates	4.85
Insurance	6.15
Machinery	3.84
Media	5.94
Multi-utilities	1.92
Oil, gas & consumable fuels	12.97
Pharmaceuticals	8.24
Road & rail	2.18
Software	2.28
Thrifts & mortgage finance	1.16
Wireless telecommunication services	2.29

Total equities	98.98
Short-term investment	1.78

Total investments	100.76
Liabilities, in excess of cash and other assets	(0.76)

Net assets	100.00%

73

UBS U.S. Large-Cap Value Equity Relationship Fund—Portfolio of investments June 30, 2008 (unaudited)

	Shares	Value

Equities — 98.98%
Air freight & logistics — 2.26%
FedEx Corp.	24,500	$1,930,355

Airlines — 1.03%
Southwest Airlines Co.	67,500	880,200

Auto components — 3.80%
BorgWarner, Inc.	36,700	1,628,746
Johnson Controls, Inc.	56,100	1,608,948

		3,237,694

Automobiles — 0.81%
Harley-Davidson, Inc.	19,000	688,940

Beverages — 0.75%
Constellation Brands, Inc., Class A*	32,200	639,492

Biotechnology — 0.59%
Cephalon, Inc.*	7,600	506,844

Building products — 1.17%
Masco Corp.	63,300	995,709

Capital markets — 3.15%
Bank of New York Mellon Corp.	23,700	896,571
Morgan Stanley	49,700	1,792,679

		2,689,250

Commercial banks — 6.11%
City National Corp.	8,200	344,974
Fifth Third Bancorp	68,200	694,276
SunTrust Banks, Inc.	32,300	1,169,906
Wells Fargo & Co.	126,300	2,999,625

		5,208,781

Consumer finance — 1.06%
Discover Financial Services	68,450	901,487

Diversified financial services — 6.26%
Bank of America Corp.	31,932	762,217
Citigroup, Inc.	161,259	2,702,701
JPMorgan Chase & Co.	54,600	1,873,326

		5,338,244

Diversified telecommunication services — 2.22%
AT&T, Inc.	56,300	1,896,747

Electric utilities — 5.50%
American Electric Power Co., Inc.	43,200	1,737,936
Exelon Corp.	10,500	944,580
Northeast Utilities	44,100	1,125,873
Pepco Holdings, Inc.	34,400	882,360

		4,690,749

Energy equipment & services — 6.60%
Baker Hughes, Inc.	28,900	2,524,126
Halliburton Co.	58,600	3,109,902

		5,634,028

Health care equipment & supplies — 0.91%
Covidien Ltd.	16,300	780,607

Health care providers & services — 2.13%
Medco Health Solutions, Inc.*	38,500	1,817,200

	Shares	Value

Hotels, restaurants & leisure — 1.53%
Carnival Corp.	39,600	$1,305,216

Household durables — 1.28%
Fortune Brands, Inc.	17,500	1,092,175

Industrial conglomerates — 4.85%
General Electric Co.	155,000	4,136,950

Insurance — 6.15%
Aflac, Inc.	22,500	1,413,000
Hartford Financial Services Group, Inc.	24,400	1,575,508
MetLife, Inc.	18,700	986,799
Principal Financial Group, Inc.	30,200	1,267,494

		5,242,801

Machinery — 3.84%
Illinois Tool Works, Inc.	41,300	1,962,163
PACCAR, Inc.	31,350	1,311,370

		3,273,533

Media — 5.94%
Comcast Corp., Class A	98,800	1,874,236
Interpublic Group of Cos., Inc.*	107,900	927,940
News Corp., Class A	78,600	1,182,144
Omnicom Group, Inc.	23,400	1,050,192
R.H. Donnelley Corp.*	12,000	36,000

		5,070,512

Multi-utilities — 1.92%
NiSource, Inc.	33,200	594,944
Sempra Energy	18,500	1,044,325

		1,639,269

Oil, gas & consumable fuels — 12.97%
Chevron Corp.	42,500	4,213,025
Exxon Mobil Corp.	29,100	2,564,583
Marathon Oil Corp.	43,700	2,266,719
Peabody Energy Corp.	22,900	2,016,345

		11,060,672

Pharmaceuticals — 8.24%
Johnson & Johnson	32,400	2,084,616
Merck & Co., Inc.	46,500	1,752,585
Wyeth	66,600	3,194,136

		7,031,337

Road & rail — 2.18%
Burlington Northern Santa Fe Corp.	18,600	1,857,954

Software — 2.28%
Symantec Corp.*	100,300	1,940,805

Thrifts & mortgage finance — 1.16%
Freddie Mac	60,100	985,640

Wireless telecommunication services — 2.29%
Sprint Nextel Corp.	205,981	1,956,819

Total equities (cost $86,187,486)		84,430,010

74

UBS U.S. Large-Cap Value Equity Relationship Fund—Portfolio of investments June 30, 2008 (unaudited)

	Units	Value

Short-term investment — 1.78%
Other — 1.78%
UBS Supplementary Trust — U.S. Cash Management Prime Fund, 2.71%(1),(2) (cost $1,521,023)	1,521,023	$1,521,023

Total investments — 100.76% (cost $87,708,509)		85,951,033
Liabilities, in excess of cash and other assets — (0.76)%		(646,066)

Net assets — 100.00%		$85,304,967

Notes to portfolio of investments

Aggregate cost for federal income tax purposes, which was the same for book purposes, was $87,708,509; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$12,355,742
Gross unrealized depreciation	(14,113,218)

Net unrealized depreciation	$(1,757,476)

*	Non-income producing security.
(1)	Investment in affiliated mutual fund.
(2)	The rate shown reflects the yield at June 30, 2008.

See accompanying notes to financial statements.	75

UBS Absolute Return Investment Grade Bond Relationship Fund

Portfolio performance

For the six months ended June 30, 2008, UBS Absolute Return Investment Grade Bond Relationship Fund (the “Fund”) declined 2.29%, compared to the 1.10% return of the Merrill Lynch US Treasury Notes & Bonds 0-3 Month Index and the 1.62% return of the US LIBOR 3-Month Index (the “Index”). (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares, while the Index returns do not reflect fees and expenses.)

The Fund’s underperformance was largely due to security selection and sector allocations. The Fund’s positions in mortgage-related securities proved to be the most detrimental to the Fund’s performance.

Portfolio performance summary(1)

What worked

•	Duration and yield curve strategy were positives during the period.

•	The Fund’s duration (which is a measure of a portfolio’s sensitivity to changes in interest rates) ranged from -0.45 years to 0.25 years, which added marginally to performance.

•	Positioning the Fund to benefit from a steeper yield curve added value as the spread between the two- and 10-year Treasury increased 38 basis points during the period.

What didn’t work

•

Sector allocation hindered the Fund’s performance during the reporting period. During the reporting period, spread sectors(2) underperformed US Treasuries as investor risk aversion—extreme at times—led to several “flights to quality.” As a result, the Fund’s positions in spread product, including commercial mortgage- and asset-backed securities, as well as corporate bonds, hurt Fund performance.

•	Our emphasis on high-quality, home equity asset-backed securities (ABS) continued to be negatively impacted from the continued fallout in the subprime mortgage market.

•

The Fund’s agency mortgage-backed securities (MBS) and high-quality, prime, non-agency MBS performed poorly during the period. While the MBS sector rebounded briefly during the second half of the reporting period, it was not enough to overcome its poor performance during the first three months of the year and in June.

(1)	For a detailed commentary on the market environment in general during the reporting period, see page 3.
(2)

Spread sectors include all non-Treasury investment grade sectors, including federal agency securities, corporate bonds, asset-backed securities, mortgage-backed securities and commercial mortgage-backed securities.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended June 30, 2008. The views and opinions in the letter were current as of August 15, 2008. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

76

UBS Absolute Return Investment Grade Bond Relationship Fund

Average annual total return (unaudited)

	6 months ended 06/30/08	1 year ended 06/30/08	Inception 12/06/05(1) to 06/30/08
UBS Absolute Return Investment Grade Bond Relationship Fund	-2.29%	-4.80%	-1.36%
US LIBOR 3-Month Index(2)	1.62	4.39	5.00
Merrill Lynch US Treasury Notes & Bonds 0-3 Month Index(3)	1.10	3.27	4.24

(1)	Performance inception date of UBS Absolute Return Investment Grade Bond Relationship Fund.

(2)

The US LIBOR 3-Month Index: LIBOR is the London Interbank Offered Rate, a short-term interest rate that banks charge one another generally representative of the most competitive and current cash rate available. The US LIBOR 3-Month Index tracks the interest rate earned on a three-month inter-bank deposit in US dollars. Investors should note that indices do not reflect fees and expenses.

(3)

Merrill Lynch US Treasury Notes & Bonds 0-3 Month Index tracks the performance of all outstanding US Treasury Notes and Bonds having less than three months remaining to maturity and a minimum amount outstanding of $1 billion. The index is re-balanced daily to take account of issues that are maturing and new additions. Investors should note that indices do not reflect fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

77

UBS Absolute Return Investment Grade Bond Relationship Fund

Top ten long-term fixed income holdings (unaudited)

As of June 30, 2008

Percentage of net assets
Capital One Multi-Asset Execution Trust, Series 03-A4, Class A4, 3.650%, due 07/15/11	2.2%
Providian Master Note Trust, Series 05-A1A, Class A, 2.531%, due 07/16/12	2.2
Merrill Auto Trust Securitization, Series 07-1, Class A4, 2.531%, due 12/15/13	2.2
Banc of America Large Loan, Inc., Series 05-MIB1, Class A2, 2.681%, due 03/15/22	2.1
General Electric Capital Corp., 2.928%, due 01/08/16	2.1
Wachovia Bank Commercial Mortgage Trust, Series 07-ESH, Class A1, 2.921%, due 06/15/19	2.0
Citigroup, Inc., 2.947%, due 06/09/16	1.9
Wachovia Bank N.A., 3.106%, due 03/15/16	1.9
Volkswagen Auto Lease Trust, Series 06-A, Class A3, 5.500%, due 09/21/09	1.8
World Omni Auto Receivables Trust, Series 08-A, Class A1, 2.922%, due 03/16/09	1.8
Total	20.2%

Industry diversification (unaudited)

As a percentage of net assets

As of June 30, 2008

Bonds
US bonds
US corporate bonds
Capital markets	4.26%
Commercial banks	5.10
Construction materials	0.34
Consumer finance	1.70
Diversified financial services	5.83
Food & staples retailing	1.08
Gas utilities	0.25
Household durables	0.28
Multi-utilities	0.32
Oil, gas & consumable fuels	1.23
Road & rail	1.09
Thrifts & mortgage finance	1.08

Total US corporate bonds	22.56
Asset-backed securities	32.09
Collateralized debt obligations	0.35
Commercial mortgage-backed securities	11.30
Mortgage & agency debt securities	6.43

Total US bonds	72.73

International bonds
International corporate bonds
Commercial banks	0.32
Diversified telecommunication services	0.14
Energy equipment & services	0.37

Total international corporate bonds	0.83
International collateralized debt obligation	0.02
International mortgage & agency debt security	0.38

Total international bonds	1.23

Total bonds	73.96
Short-term investments	26.21
Options purchased	0.00

Total investments	100.17
Liabilities, in excess of cash and other assets	(0.17)

Net assets	100.00%

78

UBS Absolute Return Investment Grade Bond Relationship Fund— Portfolio of investments June 30, 2008 (unaudited)

	Face amount	Value

Bonds — 73.96%
US bonds — 72.73%
US corporate bonds — 22.56%
American Express Credit Corp., 2.606%, due 10/04/10(1)	$1,500,000	$1,444,094
Citigroup, Inc., 2.947%, due 06/09/16(1)	3,000,000	2,618,439
CRH America, Inc., 6.000%, due 09/30/16	500,000	463,707
CVS Caremark Corp., 2.982%, due 06/01/10(1)	1,500,000	1,463,892
Discover Financial Services, 3.316%, due 06/11/10(1)	1,000,000	855,216
DTE Energy Co., 6.350%, due 06/01/16	450,000	450,300
Fortune Brands, Inc., 5.375%, due 01/15/16	400,000	374,590
General Electric Capital Corp., 2.928%, due 01/08/16(1)	3,000,000	2,837,994
Goldman Sachs Group, Inc., 3.308%, due 07/22/15(1)	2,000,000	1,787,198
HSBC USA, Inc., 3.218%, due 05/15/09(1)	2,000,000	1,999,276
JPMorgan Chase & Co., 2.748%, due 02/22/12(1)	2,500,000	2,422,530
Kinder Morgan Energy Partners LP, 5.125%, due 11/15/14	450,000	423,307
Merrill Lynch & Co., Inc. 2.903%, due 06/05/12(1)	2,500,000	2,217,950
Morgan Stanley, 3.193%, due 10/15/15(1)	2,000,000	1,752,768
Norfolk Southern Corp., 5.257%, due 09/17/14	1,500,000	1,483,183
Spectra Energy Capital LLC, 5.668%, due 08/15/14	350,000	341,938
Valero Energy Corp., 6.875%, due 04/15/12	1,200,000	1,245,652
Wachovia Bank N.A., 3.106%, due 03/15/16(1)	2,700,000	2,532,802
Washington Mutual Bank, 2.738%, due 08/25/08(1)	1,500,000	1,471,725
Wells Fargo & Co., 3.107%, due 10/28/15(1)	2,500,000	2,365,165

Total US corporate bonds (cost $32,563,611)		30,551,726

Asset-backed securities — 32.09%
ACE Securities Corp., Series 06-SL1, Class M5, 3.153%, due 09/25/35(1),(2)	709,392	11,705
American Express Credit Account Master Trust, Series 06-A, Class B, 2.581%, due 08/15/11(1),(3)	1,500,000	1,491,506
AmeriCredit Automobile Receivables Trust, Series 05-1, Class C, 4.730%, due 07/06/10	1,231,297	1,238,643
Banc of America Securities Auto Trust, Series 06-G1, Class C, 5.510%, due 02/19/13	1,000,000	978,454

	Face amount	Value

Asset-backed securities — (continued)
Capital Auto Receivables Asset Trust, Series 08-2, Class A2B, 3.391%, due 03/15/11(1)	$2,000,000	$2,007,177
Capital One Multi-Asset Execution Trust, Series 03-A4, Class A4, 3.650%, due 07/15/11	3,000,000	3,004,224
Citibank Credit Card Issuance Trust, Series 05-B1, Class B1, 4.400%, due 09/15/10	700,000	701,796
Countrywide Asset-Backed Certificates, Series 06-S9, Class A5, 5.871%, due 08/25/36(1)	500,000	216,763
First Auto Receivables Group Trust, Series 03-2, Class A4, 3.314%, due 09/15/10(3)	184,168	184,197
First Franklin Mortgage Loan Asset Backed Certificates, Series 05-FFA, Class M2, 5.475%, due 03/25/25(5)	960,000	182,400
Series 03-FFB, Class M2, 5.483%, due 02/25/33(1),(2),(4)	434,752	420,182
Ford Credit Auto Owner Trust, Series 08-A, Class A2, 3.071%, due 07/15/10(1)	1,500,000	1,501,476
Series 08-B, Class A2, 3.671%, due 12/15/10(1)	1,000,000	1,004,491
Series 05-A, Class A4, 3.720%, due 10/15/09	569,334	570,040
Series 08-A, Class A1, 4.018%, due 02/13/09(3)	703,606	704,078
Franklin Auto Trust, Series 05-1, Class C, 5.440%, due 05/20/13	600,000	581,927
GE Commercial Equipment Financing LLC, Series 04-A, Class A4, 3.720%, due 05/22/14(3)	1,067,330	1,069,351
GSAMP Trust, Series 06-S1, Class M3, 3.349%, due 11/25/35(1),(2)	882,657	0
Series 06-S6, Class A2, 5.552%, due 10/25/36(5)	150,000	37,500
Series 06-S3, Class A1, 6.085%, due 05/25/36(5)	540,419	124,296
Harley-Davidson Motorcycle Trust, Series 04-1, Class A2, 2.530%, due 11/15/11	2,159,774	2,156,710
Home Equity Mortgage Trust, Series 06-5, Class A1, 5.500%, due 01/25/37(5)	290,732	90,127
Honda Auto Receivables Owner Trust, Series 06-1, Class A3, 5.070%, due 02/18/10	734,507	738,779
Household Automotive Trust, Series 05-1, Class A3, 4.150%, due 02/17/10	65,333	65,377
M&I Auto Loan Trust, Series 05-1, Class B, 5.020%, due 07/20/12	1,630,000	1,563,752

79

UBS Absolute Return Investment Grade Bond Relationship Fund— Portfolio of investments June 30, 2008 (unaudited)

	Face amount	Value

Bonds — (continued)
US bonds — (continued)
Asset-backed securities — (continued)
MBNA Master Credit Card Trust II, Series 99-7, Class A, 7.000%, due 02/15/12	$2,000,000	$2,081,041
Merrill Auto Trust Securitization, Series 07-1, Class A4, 2.531%, due 12/15/13(1)	3,000,000	2,929,283
Merrill Lynch Mortgage Investors, Inc., Series 06-SL1, Class A, 2.663%, due 09/25/36(1)	198,837	93,453
Series 05-SL2, Class B3, 4.483%, due 12/25/35(1),(2)	138,263	2,765
Morgan Stanley Mortgage Loan Trust, Series 06-10SL, Class M2, 2.983%, due 08/25/36(1),(2)	800,000	40,000
Navistar Financial Corp. Owner Trust, Series 04-B, Class C, 3.930%, due 10/15/12	290,559	277,068
New York City Tax Lien, Series 05-AA, Class A, 4.780%, due 12/10/18(3)	637,792	637,792
Nissan Auto Lease Trust, Series 08-A, Class A2B, 4.021%, due 12/15/10(1)	1,000,000	1,004,030
Peco Energy Transition Trust, Series 99-A, Class A7, 6.130%, due 03/01/09	1,102,889	1,108,450
Pinnacle Capital Asset Trust, Series 06-A, Class C, 5.770%, due 05/25/10(3)	520,000	517,845
Providian Master Note Trust, Series 05-A1A, Class A, 2.531%, due 07/16/12(1),(3)	3,000,000	2,997,060
RAAC Series, Series 06-RP1, Class M4, 4.358%, due 10/25/45(1),(2),(3)	356,387	10,246
Series 04-SP1, Class AI4, 5.285%, due 08/25/27(1)	1,389,825	1,101,436
SACO I Trust, Series 06-5, Class 2A1, 2.633%, due 05/25/36(1),(2)	839,980	224,447
Series 05-8, Class M5, 3.233%, due 11/25/35(1),(2)	2,000,000	20,938
Series 05-WM2, Class B1, 6.500%, due 07/25/35(2),(5)	1,082,161	6,595
Superior Wholesale Inventory Financing Trust, Series 07-AE1, Class C, 3.071%, due 01/15/12(1)	700,000	595,000
Susquehanna Auto Lease Trust, Series 06-1, Class A3, 5.210%, due 03/16/09(3)	732,764	734,480
Swift Master Auto Receivables Trust, Series 07-1, Class A, 2.571%, due 06/15/12(1)	2,000,000	1,909,544
Terwin Mortgage Trust, Series 06-1, Class 2M2, 4.250%, due 01/25/37(2),(3),(5)	1,250,000	36,875

	Face amount	Value

Asset-backed securities — (concluded)
Series 06-2HGS, Class A2, 4.500%, due 03/25/37(1),(2),(3)	$400,000	$50,293
Volkswagen Auto Lease Trust, Series 06-A, Class A3, 5.500%, due 09/21/09	2,474,404	2,489,641
Volkswagen Auto Loan Enhanced Trust, Series 08-1, Class A2, 3.710%, due 04/20/11	1,500,000	1,503,929
World Omni Auto Receivables Trust, Series 08-A, Class A1, 2.922%, due 03/16/09	2,442,531	2,442,705

Total asset-backed securities (cost $53,530,818)		43,459,867

Collateralized debt obligations — 0.35%
Ansonia CDO Ltd., Series 06-1A, Class F, 6.755%, due 07/28/46(2),(3)	700,000	140,000
Commercial Industrial Finance Corp., Series 07-1A, Class A3L, 3.466%, due 05/10/21(1),(2),(3)	600,000	340,260
Duke Funding Ltd., Series 06-HG5A, Class C, 3.934%, due 07/03/50(1),(2),(3)	215,190	21

Total collateralized debt obligations (cost $1,515,168)		480,281

Commercial mortgage-backed securities — 11.30%
Banc of America Large Loan, Inc., Series 05-MIB1, Class A2, 2.681%, due 03/15/22(1),(3)	3,000,000	2,858,209
Commercial Mortgage Pass-Through Certificates, Series 06-C8, Class A4, 5.306%, due 12/10/46	2,500,000	2,347,758
Credit Suisse Mortgage Capital Certificates, Series 06-TF2A, Class SVE, 3.021%, due 10/15/21(1),(3)	1,000,000	820,000
Host Marriott Pool Trust, Series 99-HMTA, Class A, 6.980%, due 08/03/15(3)	915,931	932,803
Morgan Stanley Capital I, Series 99-CAM1, Class A4, 7.020%, due 03/15/32(1)	1,198,422	1,208,980
TW Hotel Funding 2005 LLC, Series 05-LUX, Class A1, 2.721%, due 01/15/21(1),(3)	1,216,390	1,179,869
Series 05-LUX, Class K, 3.671%, due 01/15/21(1),(3)	1,216,390	1,148,391
Wachovia Bank Commercial Mortgage Trust, Series 07-WHL8, Class A1, 2.551%, due 06/15/20(1),(3)	2,221,826	2,054,942
Series 07-ESH, Class A1, 2.921%, due 06/15/19(1),(3)	3,000,000	2,756,400

Total commercial mortgage-backed securities (cost $15,897,765)		15,307,352

80

UBS Absolute Return Investment Grade Bond Relationship Fund— Portfolio of investments June 30, 2008 (unaudited)

	Face amount	Value

Bonds — (concluded)
US bonds — (concluded)
Mortgage & agency debt securities — 6.43%
Adjustable Rate Mortgage Trust, Series 05-12, Class 2A1, 5.688%, due 03/25/36(1)	$959,825	$721,890
Countrywide Alternative Loan Trust, Series 04-2CB, Class 1A1, 4.250%, due 03/25/34	100,394	97,028
First Horizon Alternative Mortgage Securities Trust, Series 05-AA7, Class 2A1, 5.401%, due 09/25/35(1)	891,546	746,759
First Horizon Asset Securities, Inc., Series 06-AR1, Class 2A1, 5.851%, due 05/25/36(1)	1,400,040	1,314,228
IndyMac INDA Mortgage Loan Trust, Series 06-AR3, Class 1A2, 5.338%, due 12/25/36(1)	1,650,347	1,138,739
MLCC Mortgage Investors, Inc., Series 06-3, Class 2A2, 6.073%, due 10/25/36(1)	1,170,361	1,097,905
Residential Accredit Loans, Inc., Series 05-QS13, Class 1A6, 5.500%, due 09/25/35	894,563	831,944
Residential Funding Mortgage Securitization I, Series 06-SA3, Class 2A1, 5.957%, due 09/25/36(1)	635,077	609,942
Wells Fargo Mortgage Backed Securities Trust, Series 05-AR2, Class 3A1, 4.933%, due 03/25/35(1)	1,094,085	1,061,188
Series 06-AR1, Class 2A2, 5.551%, due 03/25/36(1)	1,128,485	1,095,457

Total mortgage & agency debt securities (cost $9,641,648)		8,715,080

Total US bonds (cost $113,149,010)		98,514,306

International bonds — 1.23%
International corporate bonds — 0.83%
Cayman Islands — 0.37%
Transocean, Inc., 2.873%, due 09/05/08(1)	500,000	499,342

Japan — 0.32%
Resona Bank Ltd., 5.850%, due 04/15/16(1),(3),(6)	500,000	430,095

Luxembourg — 0.14%
Telecom Italia Capital SA, 5.250%, due 11/15/13	200,000	188,929

Total international corporate bonds (cost $1,184,251)		1,118,366

International collateralized debt obligation — 0.02%
Cayman Islands — 0.02%
Credit-Based Asset Servicing and Securitization CBO Ltd., Series 15A, Class B, 3.190%, due 02/16/41(1),(2),(3) (cost $750,000)	750,000	30,000

	Face amount	Value

International mortgage & agency debt security — 0.38%
United Kingdom — 0.38%
Arkle Master Issuer PLC, Series 06-1A, Class 4C, 3.199%, due 02/17/52(1),(3) (cost $1,500,000)	$1,500,000	$508,290

Total international bonds (cost $3,434,251)		1,656,656

Total bonds (cost $116,583,261)		100,170,962

Short-term investments — 26.21%
Commercial paper — 16.66%
Atlantic Asset Securitization Corp., 2.56%, due 07/10/08(7)	2,000,000	1,998,583
Barton Capital Corp., 2.61%, due 07/11/08(7)	2,000,000	1,998,411
Bryant Park Funding LLC, 2.68%, due 07/15/08(7),(8)	2,000,000	1,997,696
Chariot Funding LLC, 2.77%, due 07/07/08(7),(8)	2,000,000	1,998,825
Falcon Asset Securitization Co. LLC, 2.60%, due 07/09/08(7),(8)	2,000,000	1,998,700
Jupiter Securitization Co. LLC, 2.60%, due 07/14/08(7),(8)	2,000,000	1,997,978
Old Line Funding LLC, 2.76%, due 08/07/08(7),(8)	2,000,000	1,994,194
Regency Markets No. 1 LLC, 2.66%, due 07/11/08(7),(8)	2,000,000	1,998,381
Sheffield Receivables Corp., 2.76%, due 08/06/08(7)	2,000,000	1,994,347
Svenska Handelsbanken, 2.66%, due 08/05/08(7)	2,600,000	2,593,110
Thunder Bay Funding, Inc., 2.66%, due 07/15/08(7)	2,000,000	1,997,713

Total commercial paper (cost $22,569,863)		22,567,938

	Units
Investment company — 9.55%
UBS Cash Management Prime Relationship Fund, 2.70%(9),(10) (cost $12,935,800)	12,935,800	12,935,800

Total short-term investments (cost $35,505,663)		35,503,738

	Number of contracts
Options purchased — 0.00%
Call Option — 0.00%
90 Day Sterling Interest Rate Futures, strike @ GBP 95.00, expires September 2008* (cost $314,191)	466	0

Total investments — 100.17% (cost $152,403,115)		135,674,700
Liabilities, in excess of cash and other assets — (0.17)%		(231,535)

Net assets — 100.00%		$135,443,165

81

UBS Absolute Return Investment Grade Bond Relationship Fund— Portfolio of investments June 30, 2008 (unaudited)

Notes to portfolio of investments

Aggregate cost for federal income tax purposes, which was the same for book purposes, was $152,403,115; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$377,389
Gross unrealized depreciation	(17,105,804)

Net unrealized depreciation	$(16,728,415)

*	Non-income producing security.
(1)	Floating rate security — The interest rate shown is the current rate as of June 30, 2008.
(2)	Security is illiquid. At June 30, 2008, the value of these securities amounted to $1,334,327 or 0.99% of net assets.
(3)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid, unless otherwise noted, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2008, the value of these securities amounted to $21,633,003 or 15.97% of net assets.

(4)	Security is being fair valued by a valuation committee under the direction of the Board of Trustees. At June 30, 2008, the value of these securities amounted to $420,182 or 0.31% of net assets.
(5)	Step bond — Coupon rate increases in increments to maturity. Rate disclosed is as of June 30, 2008. Maturity date disclosed is the ultimate maturity date.
(6)	Perpetual bond security. The maturity date reflects the next call date.
(7)	The rate shown is the effective yield at date of purchase.
(8)

Security exempt from registration under Section 4(2) of the Securities Act of 1933. These securities are considered liquid, unless otherwise noted, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2008, the value of these securities amounted to $11,985,774 or 8.85% of net assets.

(9)	The rate shown reflects the yield at June 30, 2008.
(10)	Investment in affiliated mutual fund.
CBO	Collateralized bond obligations
CDO	Collateralized debt obligations
GSAMP	Goldman Sachs Alternative Mortgage Product
MLCC	Merrill Lynch Credit Corp.

Currency type abbreviation:

GBP	Great Britain Pound

82

UBS Absolute Return Investment Grade Bond Relationship Fund— Portfolio of investments June 30, 2008 (unaudited)

Restricted securities

Securities	Acquisition dates	Acquisition cost	Acquisition cost as a percentage of net assets	06/30/08 Market value	06/30/08 Market value as a percentage of net assets
Ansonia CDO Ltd, Series 06-1A, Class F, 6.755%, due 07/28/46	10/25/06	$699,978	0.52%	$140,000	0.10%
Commercial Industrial Finance Corp., Series 07-1A, Class A3L, 3.466%, due 05/10/21	01/26/07	600,000	0.44	340,260	0.25
Credit-Based Asset Servicing and Securitization CBO Ltd., Series 15A, Class B, 3.190%, due 02/16/41	01/25/06	750,000	0.56	30,000	0.02
Duke Funding Ltd., Series 06-HG5A, Class C, 3.934%, due 07/03/50	05/26/06	215,190	0.16	21	0.00 (1)
RAAC Series, Series 06-RP1, Class M4, 4.358%, due 10/25/45	03/06/06	356,387	0.26	10,246	0.01
Terwin Mortgage Trust, Series 06-1, Class 2M2, 4.250%, due 01/25/37	12/22/05	1,163,342	0.86	36,875	0.03
Series 06-2HGS, Class A2, 4.500%, due 03/25/37	01/19/06	390,332	0.29	50,293	0.04

		$4,175,229	3.09%	$607,695	0.45%

(1)	Amount represents less than 0.005%

Futures contracts

UBS Absolute Return Investment Grade Bond Relationship Fund had the following open futures contracts as of June 30, 2008:

	Expiration dates	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
US treasury futures buy contracts:
5 Year US Treasury Notes, 45 contracts (USD)	September 2008	$4,898,393	$4,974,961	$76,568
10 Year US Treasury Notes, 386 contracts (USD)	September 2008	42,797,567	43,973,844	1,176,277

US treasury futures sell contracts:
2 Year US Treasury Notes, 543 contracts (USD)	September 2008	(113,870,750)	(114,683,297)	(812,547)
5 Year US Treasury Notes, 273 contracts (USD)	September 2008	(29,688,219)	(30,181,430)	(493,211)
10 Year US Treasury Notes, 41 contracts (USD)	September 2008	(4,622,045)	(4,670,797)	(48,752)

Net unrealized depreciation on futures contracts				$(101,665)

The segregated aggregate market value of cash collateral delivered to broker to cover margin requirements for the open futures positions at June 30, 2008 was $378,599.

Currency type abbreviation:

USD	United States Dollar

Options written

UBS Absolute Return Investment Grade Bond Relationship Fund had the following open options written as of June 30, 2008:

	Expiration date	Premiums received	Value
Put options written
90 Day Euro Dollar Futures, 289 contracts, strike @ USD 97.00	September 2008	$172,943	$92,119

Currency type abbreviation:

USD	United States Dollar

See accompanying notes to financial statements.	83

UBS Corporate Bond Relationship Fund

Portfolio performance

For the six months ended June 30, 2008, UBS Corporate Bond Relationship Fund (the “Fund”) returned 0.43%. For comparison purposes, the Lehman Brothers US Credit Index (the “Index”) declined 0.48% during the same time period. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares, while the Index returns do not reflect fees and expenses.)

The key driver behind the Fund’s performance during the period was security selection.

Portfolio performance summary(1)

•

The Fund invests in corporate bonds and can diversify its portfolio by also owning high quality government-related securities, which include agencies, supranationals and sovereigns. Given continued uncertainties in the corporate bond market, our strategy in this environment was to focus on issue selection.

•

While spreads—the difference between the yields paid on US Treasury bonds and higher risk securities—remained wide by historical standards, we expected volatility to continue as the economy slowed and corporate bond default expectations increased.

•

Spreads for bank and brokerage bonds continued to be volatile. Despite the volatility, we believed the financial sector represented good value over a longer-term, as spreads in some of its sub-sectors had reached levels last seen in the early 1990s. As such, we selectively added to the Fund’s exposure in these areas.

•

As the reporting period progressed, we began to focus on defensive industries such as energy and health care. In health care, we particularly favored pharmaceuticals, an area that we believed had the potential to perform relatively well in the slowing economic environment.

•

We maintained a conservative stance with respect to consumer discretionary, and particularly bonds of retailers. This was based on our view that we expect to continue to see weakness in consumer spending given mounting inflationary pressures and a weaker job market.

(1)	For a detailed commentary on the market environment in general during the reporting period, see page 3.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended June 30, 2008. The views and opinions in the letter were current as of August 15, 2008. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

84

UBS Corporate Bond Relationship Fund

Average annual total return (unaudited)

	6 months ended 06/30/08	1 year ended 06/30/08	Inception 09/15/03(1) to 06/30/08
UBS Corporate Bond Relationship Fund	0.43%	2.33%	4.23%
Lehman Brothers US Credit Index(2)	-0.48	3.81	3.86

(1)	Inception date of UBS Corporate Bond Relationship Fund.

(2)

Lehman Brothers US Credit Index is a sub-index of the Lehman Brothers US Government/Credit Index, which includes Treasuries (i.e., public obligations of the US Treasury that have remaining maturities of more than one year), government-related issues (i.e., agency, sovereign, supranational, and local authority debt), and USD corporates. Investors should note that indices do not reflect fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

85

UBS Corporate Bond Relationship Fund

Top ten long-term fixed income holdings (unaudited)

June 30, 2008

Percentage of net assets
Ford Motor Credit Co. LLC, 5.800%, due 01/12/09	6.8%
Citigroup, Inc., 6.125%, due 05/15/18	3.0
Bank of America Corp., 5.420%, due 03/15/17	2.5
Telecom Italia Capital SA, 5.250%, due 11/15/13	2.5
International Lease Finance Corp., 3.500%, due 04/01/09	2.1
Credit Suisse, 6.000%, due 02/15/18	2.1
Comcast Corp., 6.300%, due 11/15/17	2.1
Morgan Stanley, 6.625%, due 04/01/18	2.0
PSEG Power LLC, 6.950%, due 06/01/12	2.0
General Electric Capital Corp., 6.000%, due 06/15/12	2.0
Total	27.1%

Industry diversification (unaudited)

As a percentage of net assets

As of June 30, 2008

Bonds
US bonds
US corporate bonds
Beverages	0.58%
Capital markets	9.15
Commercial banks	3.47
Construction materials	0.17
Consumer finance	12.25
Diversified financial services	10.46
Diversified telecommunication services	4.26
Electric utilities	3.24
Energy equipment & services	0.85
Food & staples retailing	0.50
Gas utilities	0.49
Health care providers & services	0.94
Household durables	1.60
Insurance	2.47
Media	4.87
Metals & mining	0.83
Multi-utilities	5.13
Office electronics	0.61
Oil, gas & consumable fuels	6.15
Paper & forest products	1.52
Pharmaceuticals	5.91
Real estate investment trusts (REITs)	0.65
Road & rail	1.29
Software	1.09
Thrifts & mortgage finance	4.09
Tobacco	0.66
Wireless telecommunication services	0.93

Total US corporate bonds	84.16

International bonds
International corporate bonds
Beverages	0.54
Commercial banks	3.44
Diversified telecommunication services	2.53
Electric utilities	0.71
Energy equipment & services	1.36
Oil, gas & consumable fuels	1.61
Pharmaceuticals	0.63
Thrifts & mortgage finance	0.35

Total international corporate bonds	11.17

Total bonds	95.33
Short-term investment	2.13

Total investments	97.46
Cash and other assets, less liabilities	2.54

Net assets	100.00%

86

UBS Corporate Bond Relationship Fund—Portfolio of investments June 30, 2008 (unaudited)

	Face amount	Value
Bonds — 95.33%
US bonds — 84.16%
US corporate bonds — 84.16%
Abbott Laboratories, 5.600%, due 11/30/17	$7,000,000	$7,060,718
Alcoa, Inc., 5.950%, due 02/01/37	5,000,000	4,438,585
Allergan, Inc., 5.750%, due 04/01/16	8,295,000	8,325,517
American General Finance Corp., 4.875%, due 07/15/12	5,350,000	4,913,654
Anadarko Petroleum Corp., 5.950%, due 09/15/16	2,525,000	2,526,356
Anheuser-Busch Cos., Inc., 6.500%, due 05/01/42	3,350,000	3,101,216
AT&T, Inc., 6.500%, due 09/01/37	4,825,000	4,669,727
Bank of America Corp., 5.420%, due 03/15/17	14,900,000	13,628,091
5.750%, due 12/01/17	2,845,000	2,671,785
Bear Stearns Cos., Inc., 7.250%, due 02/01/18	9,135,000	9,532,966
BellSouth Corp., 6.550%, due 06/15/34	1,400,000	1,352,089
Bristol-Myers Squibb Co., 5.875%, due 11/15/36	4,240,000	3,955,280
Burlington Northern Santa Fe Corp., 7.082%, due 05/13/29	1,375,000	1,413,071
Citigroup, Inc., 6.125%, due 05/15/18	16,895,000	16,167,957
6.875%, due 03/05/38	5,575,000	5,379,847
Comcast Cable Communications LLC, 6.750%, due 01/30/11	1,400,000	1,450,368
Comcast Corp., 6.300%, due 11/15/17	11,300,000	11,198,289
Consolidated Edison Co. of New York, Inc., Series 08-B, 6.750%, due 04/01/38	4,970,000	5,143,334
CRH America, Inc., 6.000%, due 09/30/16	1,002,000	929,268
Dominion Resources, Inc., Series B, 5.950%, due 06/15/35	3,020,000	2,710,435
DTE Energy Co., 6.350%, due 06/01/16	2,720,000	2,721,812
Enterprise Products Operating LP, Series B, 6.875%, due 03/01/33	3,075,000	3,019,140
ERAC USA Finance Co., 7.000%, due 10/15/37(1)	4,525,000	3,763,809
8.000%, due 01/15/11(1)	1,660,000	1,714,377
Exelon Generation Co. LLC, 5.350%, due 01/15/14	8,395,000	8,050,419
Florida Power Corp., 6.350%, due 09/15/37	1,020,000	1,035,838
Ford Motor Credit Co. LLC, 5.800%, due 01/12/09	37,945,000	36,232,049
Fortune Brands, Inc., 5.375%, due 01/15/16	9,125,000	8,545,343
General Electric Capital Corp., 5.875%, due 01/14/38	4,520,000	4,096,331
6.000%, due 06/15/12	10,180,000	10,519,869

	Face amount	Value
US corporate bonds — (continued)
GlaxoSmithKline Capital, Inc., 6.375%, due 05/15/38	$4,735,000	$4,700,113
GMAC LLC, 6.875%, due 09/15/11	6,365,000	4,573,711
Goldman Sachs Group, Inc., 6.150%, due 04/01/18	4,500,000	4,365,715
6.750%, due 10/01/37	4,010,000	3,668,131
Hartford Financial Services Group, Inc., 6.300%, due 03/15/18	8,795,000	8,785,616
HSBC Bank USA N.A., 5.625%, due 08/15/35	6,075,000	5,117,313
HSBC Finance Corp., 6.750%, due 05/15/11	8,100,000	8,417,747
International Lease Finance Corp., 3.500%, due 04/01/09	11,750,000	11,448,154
JP Morgan Chase Capital XXV, Series Y, 6.800%, due 10/01/37	3,240,000	2,908,175
JPMorgan Chase & Co., 6.400%, due 05/15/38	3,010,000	2,791,883
Kinder Morgan Energy Partners LP, 5.125%, due 11/15/14	5,125,000	4,820,995
5.800%, due 03/15/35	9,720,000	8,433,140
7.400%, due 03/15/31	2,675,000	2,749,130
Kroger Co., 6.900%, due 04/15/38	2,625,000	2,695,258
Lehman Brothers Holdings, Inc., 6.875%, due 05/02/18	1,900,000	1,839,400
7.000%, due 09/27/27	10,825,000	10,008,860
Merrill Lynch & Co., Inc., 5.700%, due 05/02/17	3,200,000	2,817,402
6.875%, due 04/25/18	3,050,000	2,902,764
MetLife, Inc., 5.000%, due 11/24/13	4,500,000	4,427,113
MidAmerican Energy Holdings Co., 5.950%, due 05/15/37	3,600,000	3,377,304
Morgan Stanley, 6.625%, due 04/01/18	11,585,000	10,977,077
New Cingular Wireless Services, Inc., 8.750%, due 03/01/31	4,210,000	4,995,498
Nustar Logistics, 7.650%, due 04/15/18	4,490,000	4,541,307
Oracle Corp., 5.750%, due 04/15/18	4,100,000	4,096,494
6.500%, due 04/15/38	1,750,000	1,754,337
Pacific Gas & Electric Co., 6.050%, due 03/01/34	3,575,000	3,447,133
Pemex Project Funding Master Trust, 5.750%, due 03/01/18(1)	2,925,000	2,888,437
Philip Morris International, Inc., 5.650%, due 05/16/18	2,695,000	2,619,438
6.375%, due 05/16/38	915,000	891,690
PPL Energy Supply LLC, 6.000%, due 12/15/36	1,800,000	1,562,684
Series A, 6.400%, due 11/01/11	6,050,000	6,187,879
Prologis, 5.625%, due 11/15/15	3,700,000	3,476,117
PSEG Power LLC, 6.950%, due 06/01/12	10,100,000	10,595,405

87

UBS Corporate Bond Relationship Fund—Portfolio of investments June 30, 2008 (unaudited)

	Face amount	Value
Bonds — (concluded)
US bonds — (concluded)
US corporate bonds — (concluded)
Residential Capital LLC, 6.125%, due 11/21/08(2)	$1,465,000	$1,281,875
9.625%, due 05/15/15(1)	1,602,000	776,970
Schering-Plough Corp., 6.550%, due 09/15/37	4,550,000	4,443,626
Spectra Energy Capital LLC, 5.668%, due 08/15/14	2,670,000	2,608,502
Sprint Capital Corp., 6.875%, due 11/15/28	9,765,000	8,129,362
Teva Pharmaceutical Finance LLC, 5.550%, due 02/01/16	3,255,000	3,180,587
Time Warner Cable, Inc., 6.750%, due 07/01/18	3,955,000	3,981,226
Time Warner, Inc., 6.875%, due 05/01/12	9,225,000	9,437,636
UnitedHealth Group, Inc., 6.875%, due 02/15/38	5,325,000	5,039,122
Valero Energy Corp., 6.625%, due 06/15/37	6,375,000	5,844,906
7.500%, due 04/15/32	2,625,000	2,656,679
Verizon Communications, Inc., 6.900%, due 04/15/38	3,500,000	3,458,952
Verizon New York, Inc., Series B, 7.375%, due 04/01/32	5,105,000	5,185,838
Wachovia Bank N.A., 5.850%, due 02/01/37	5,080,000	4,043,761
Wachovia Corp., 5.300%, due 10/15/11	3,250,000	3,177,785
Washington Mutual Bank, 3.115%, due 05/20/13(3)	4,525,000	3,650,747
5.500%, due 01/15/13	13,075,000	10,460,000
Washington Mutual Preferred Funding LLC, 9.750%, due 12/15/17(1),(3),(4)	8,300,000	6,536,250
Wells Fargo Bank N.A., 5.950%, due 08/26/36	6,675,000	6,249,202
Weyerhaeuser Co., 6.750%, due 03/15/12	7,900,000	8,136,376
Xerox Corp., 6.350%, due 05/15/18	3,325,000	3,282,107

Total US corporate bonds (cost $473,977,352)		450,710,469

International bonds — 11.17%
International corporate bonds — 11.17%
Canada — 1.61%
Canadian National Resources Ltd., 6.750%, due 02/01/39	8,625,000	8,643,268

Cayman Islands — 1.36%
Transocean, Inc., 6.800%, due 03/15/38	5,695,000	5,824,464
7.500%, due 04/15/31	1,345,000	1,472,954

		7,297,418

Luxembourg — 2.53%
Telecom Italia Capital SA, 5.250%, due 11/15/13	14,365,000	13,569,840

	Face amount	Value
Netherlands — 0.70%
E.ON International Finance BV, 6.650%, due 04/30/38(1)	$3,785,000	$3,768,471

Switzerland — 2.13%
Credit Suisse, 6.000%, due 02/15/18	11,825,000	11,386,505

United Kingdom — 2.84%
Abbey National PLC, 7.950%, due 10/26/29	1,850,000	1,881,570
AstraZeneca PLC, 6.450%, due 09/15/37	3,305,000	3,364,646
Royal Bank of Scotland Group PLC, 7.640%, due 09/29/17(3),(4)	4,500,000	4,114,481
9.118%, due 03/31/10(4)	2,900,000	2,922,205
SABMiller PLC, 6.500%, due 07/01/16(1)	2,805,000	2,896,614

		15,179,516

Total international corporate bonds (cost $62,037,498)		59,845,018

Total bonds (cost $536,014,850)		510,555,487

	Units
Short-term investment — 2.13%
Other — 2.13%
UBS Supplementary Trust — U.S. Cash Management Prime Fund, 2.71%(5),(6) (cost $11,399,708)	11,399,708	11,399,708

Total investments — 97.46% (cost $547,414,558)		521,955,195
Cash and other assets, less liabilities — 2.54%		13,588,364

Net assets — 100.00%		$535,543,559

88

UBS Corporate Bond Relationship Fund—Portfolio of investments June 30, 2008 (unaudited)

Notes to portfolio of investments

Aggregate cost for federal income tax purposes, which was the same for book purposes, was $547,414,558; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$1,304,270
Gross unrealized depreciation	(26,763,633)

Net unrealized depreciation	$(25,459,363)

(1)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid, unless otherwise noted, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2008, the value of these securities amounted to $22,344,928 or 4.17% of net assets.

(2)	Step bond — Coupon rate increases in increments to maturity. Rate disclosed is as of June 30, 2008. Maturity date disclosed is the ultimate maturity date.
(3)	Floating rate security — The interest rate shown is the current rate as of June 30, 2008.
(4)	Perpetual bond security. The maturity date reflects the next call date.
(5)	Investment in affiliated mutual fund.
(6)	The rate shown reflects the yield at June 30, 2008.
GMAC	General Motors Acceptance Corp.

Futures contracts

UBS Corporate Bond Relationship Fund had the following open future contracts as of June 30, 2008:

	Expiration date	(Proceeds)	Value	Unrealized depreciation
Index futures sell contracts:
US Short Bond, 230 contracts	September 2008	$(26,386,755)	$(26,586,563)	$(199,808)

The segregated aggregate market value of cash collateral delivered to broker to cover margin requirements for the open futures positions at June 30, 2008 was $360,221.

89

UBS High Yield Relationship Fund

Portfolio performance

For the six months ended June 30, 2008, UBS High Yield Relationship Fund (the “Fund”) declined 1.72%. The Fund’s benchmark, the Merrill Lynch US High Yield Cash Pay Constrained Index (the “Index”), declined 1.03% over the same time period. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares, while the Index returns do not reflect fees and expenses.)

The Fund underperformed its benchmark during the reporting period. Overall, sector allocation detracted from the Fund’s relative performance. In contrast, security selection had a positive impact on the Fund’s relative results.

Portfolio performance summary(1)

What worked

•

The Fund’s positions in banks and thrifts and diversified financial services were the largest contributors to the Fund’s relative performance. In particular, we held short-dated (one year or less) financial paper. While some of this paper was of investment-grade quality, they offered yields that were more in line with stressed high yield securities. Our thesis for owning this paper was based on our belief that their issuers had ample liquidity to weather near-term market conditions. The prices of these securities performed well as some of the risks that had been associated with them began to subside.

•	Security selection in the paper sector also enhanced the Fund’s performance during the reporting period. An example of a strong holding was short-dated debt issued by Abitibi-Consolidated Inc.(2)

•

The Fund’s out-of-Index exposure to US Treasuries aided its performance. Issues related to the subprime mortgage market and the ensuing credit crunch led to increased investor risk aversion and several flights to quality. During those periods, investors were drawn to the relative safety of US Treasuries, driving their yields lower and their prices higher. In addition, the Fund benefited when the spread (difference in yield) between high yield bonds and US Treasuries widened.

•

Sector allocations in several areas benefited the Fund’s results. The Fund’s underweight position in automobile and automobile parts distributors enhanced its relative performance. Automobile-related high yield securities performed poorly given company-specific issues and fears that a recession would temper consumer spending.

•

Our conservative approach to the high yield market was beneficial during investor flights to quality. We maintained a conservative stance in the Fund during the reporting period. This was expressed through our increased weightings in defensive industries, such as energy, utilities and health care. We also continued to underweight more speculative CCC-rated securities and to carry modest weights in investment grade bonds that provided the equivalent of high yield spreads. This positioning was rewarded during periods of increased investor risk aversion.

(1)	For a detailed commentary on the market environment in general during the reporting period, see page 3.
(2)	Abitibi-Consolidated Inc. merged with Bowater Incorporated to form AbitibiBowater.

90

UBS High Yield Relationship Fund

What didn’t work

•	Overall, sector allocation was a negative contributor to performance.

•

While the Fund’s holding of short-dated debt issued by paper company Abitibi-Consolidated Inc. benefited its performance, overweight positions in the paper and publishing and printing sectors detracted from the Fund’s performance. These sectors generated weak results due, in part, to investor fears they would suffer from the economic slowdown.

•	Underweight positions in telecommunications and energy hindered the Fund’s relative performance, as these sectors generated positive results during the reporting period.

•	Security selection in a number of sectors detracted from results.

•

In addition to being hurt by an underweight in telecommunications, security selection in the sector was also detrimental to the Fund’s relative performance. In particular, the Fund’s holding in Sprint Nextel Corp.(3) detracted from performance due to its poor operating results.

•

Security selection in publishing and printing hindered the Fund’s results during the reporting period. An example of a significant detractor from performance was the Fund’s holding in Quebecor World Capital Corp., which declared bankruptcy in January 2008.

(3)	As of June 30, 2008, this position was no longer held by the Fund.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended June 30, 2008. The views and opinions in the letter were current as of August 15, 2008. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

91

UBS High Yield Relationship Fund

Average annual total return (unaudited)

	6 months ended 06/30/08	1 year ended 06/30/08	5 years ended 06/30/08	10 years ended 06/30/08
UBS High Yield Relationship Fund	-1.72%	-1.98%	6.97%	4.13%
Merrill Lynch US High Yield Cash Pay Constrained Index(1)	-1.03	-1.58	6.76	5.28
(1)

The Merrill Lynch US High Yield Cash Pay Constrained Index is the index of publicly placed non-convertible, coupon-bearing US domestic debt with a term to maturity of at least one year. The index is market weighted, so that larger bond issuers have a greater effect on the index’s return. However, the representation of any single bond issue is restricted to a maximum of 2% of the total index. Investors should note that indices do not reflect fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

92

UBS High Yield Relationship Fund

Top ten long-term fixed income holdings (unaudited)

As of June 30, 2008

Percentage of net assets
US Treasury Notes, 4.625%, due 02/15/17	7.6%
Texas Competitive Electric Holdings Co. LLC, 10.250%, due 11/01/15	2.3
NRG Energy, Inc., 7.375%, due 01/15/17	2.1
AES Corp., 8.000%, due 10/15/17	2.1
Owens-Illinois, Inc., 7.500%, due 05/15/10	2.0
Echostar DBS Corp., 6.625%, due 10/01/14	2.0
Boyd Gaming Corp., 7.750%, due 12/15/12	2.0
Chesapeake Energy Corp., 6.625%, due 01/15/16	1.9
Ford Motor Credit Co. LLC, 7.375%, due 10/28/09	1.9
NGPL PipeCo. LLC, 7.119%, due 12/15/17	1.7
Total	25.6%

Industry diversification (unaudited)

As a percentage of net assets

As of June 30, 2008

Bonds
US bonds
US Corporate bonds
Aerospace/defense	1.63%
Automotive	0.70
Banks & thrifts	3.20
Broadcasting	1.84
Building materials	2.01
Cable	0.50
Capital goods	2.51
Chemicals	1.17
Consumer products	0.29
Containers	4.95
Diversified financial services	4.63
Diversified media	0.78
Energy	11.88
Environmental	0.18
Food/beverage/tobacco	0.20
Gaming	7.15
Healthcare	9.47
Homebuilders/real estate	0.20
Metals/mining	0.29
Non-food & drug retailers	0.17
Paper	2.03
Printing & publishing	2.16
Restaurants	0.18
Services	1.92
Steel	2.42
Technology	2.32
Telecommunications	3.81
Transportation ex air/rail	1.11
Utilities	7.74

Total US corporate bonds	77.44
US government obligations	7.58

Total US bonds	85.02
International bonds
International corporate bonds
Capital goods	1.21
Chemicals	0.09
Containers	0.78
Diversified financial services	0.12
Diversified media	0.12
Energy	0.96
Healthcare	0.99
Paper	0.82
Printing & publishing	0.53
Technology	0.10

Total international corporate bonds	5.72

Total bonds	90.74
Equities	0.00 (1)
Warrants	0.00
Short-term investments	10.15

Total investments	100.89
Liabilities, in excess of cash and other assets	(0.89)

Net assets	100.00%

(1)	Amount represents less than 0.005%.

93

UBS High Yield Relationship Fund—Portfolio of investments June 30, 2008 (unaudited)

	Face amount	Value

Bonds — 90.74%
US bonds — 85.02%
US corporate bonds — 77.44%
AAC Group Holding Corp., 0.000%, due 10/01/12(1)	$1,000,000	$955,000
AES Corp., 8.000%, due 10/15/17	11,600,000	11,368,000
Affinion Group, Inc., 10.125%, due 10/15/13	3,350,000	3,358,375
Ahern Rentals, Inc., 9.250%, due 08/15/13	2,925,000	2,135,250
Airgas, Inc., 7.125%, due 10/01/18(2)	831,000	837,233
AK Steel Corp., 7.750%, due 06/15/12	7,325,000	7,343,312
Allied Waste North America, 6.875%, due 06/01/17	1,000,000	977,500
American Rock Salt Co. LLC, 9.500%, due 03/15/14	800,000	840,000
AmeriQual Group LLC and AmeriQual Finance Corp., 9.500%, due 04/01/12(2)	1,375,000	880,000
ARAMARK Corp., 6.373%, due 02/01/15(3)	7,775,000	7,269,625
8.500%, due 02/01/15	5,000,000	4,900,000
Atlas Pipeline Partners LP, 8.125%, due 12/15/15	7,000,000	6,877,500
8.750%, due 06/15/18(2)	1,700,000	1,687,250
Axcan Intermediate Holdings, Inc., 9.250%, due 03/01/15(2)	7,360,000	7,415,200
12.750%, due 03/01/16(2)	5,530,000	5,530,000
Baker & Taylor, Inc., 11.500%, due 07/01/13(2)	425,000	380,375
Bausch & Lomb, Inc., 9.875%, due 11/01/15(2)	525,000	527,625
Boise Cascade LLC, 7.125%, due 10/15/14	5,136,000	4,108,800
Bowater, Inc., 9.000%, due 08/01/09	2,150,000	1,991,437
Boyd Gaming Corp., 7.750%, due 12/15/12	12,350,000	10,651,875
Buckeye Technologies, Inc., 8.000%, due 10/15/10	881,000	881,000
Cadmus Communications Corp., 8.375%, due 06/15/14	1,275,000	1,071,000
Caesars Entertainment, Inc., 7.875%, due 03/15/10	4,000,000	3,640,000
8.125%, due 05/15/11	800,000	640,000
Carriage Services, Inc., 7.875%, due 01/15/15	625,000	600,000
Cellu Tissue Holdings, Inc., 9.750%, due 03/15/10	1,100,000	1,045,000
Century Aluminum Co., 7.500%, due 08/15/14	750,000	742,500
Chesapeake Energy Corp., 6.625%, due 01/15/16	11,050,000	10,608,000
Chukchansi Economic Development Authority, 8.000%, due 11/15/13(2)	875,000	752,500

	Face amount	Value

US corporate bonds — (continued)
Circus & Eldorado Joint Venture/Silver Legacy Capital Corp., 10.125%, due 03/01/12	$500,000	$481,250
Citizens Communications Co., 9.000%, due 08/15/31	500,000	450,000
CMP Susquehanna Corp., 9.875%, due 05/15/14	750,000	525,000
Coleman Cable, Inc., 9.875%, due 10/01/12	450,000	423,000
Community Health Systems, Inc., 8.875%, due 07/15/15	5,850,000	5,886,562
Countrywide Financial Corp., 2.796%, due 09/02/08(3)	3,625,000	3,597,269
CSC Holdings, Inc., Series B, 7.625%, due 04/01/11	800,000	784,000
8.125%, due 08/15/09	675,000	680,063
Da-Lite Screen Co., Inc., 9.500%, due 05/15/11	625,000	600,000
DAE Aviation Holdings, Inc., 11.250%, due 08/01/15(2)	5,730,000	5,687,025
DaVita, Inc., 7.250%, due 03/15/15	7,700,500	7,488,736
Dayton Superior Corp., 13.000%, due 06/15/09	3,209,000	2,615,335
Deluxe Corp., 5.000%, due 12/15/12	1,425,000	1,175,625
7.375%, due 06/01/15	150,000	131,250
DirecTV Holdings LLC/ DirecTV Financing Co., 7.625%, due 05/15/16(2)	4,050,000	3,989,250
Dycom Industries, Inc., 8.125%, due 10/15/15	600,000	576,000
Dynegy Holdings, Inc., 8.375%, due 05/01/16	800,000	776,000
Echostar DBS Corp., 6.625%, due 10/01/14	11,835,000	10,947,375
Edison Mission Energy, 7.000%, due 05/15/17	1,500,000	1,402,500
7.625%, due 05/15/27	9,700,000	8,705,750
Exopack Holding, Inc., 11.250%, due 02/01/14	9,300,000	8,625,750
FireKeepers Development Authority, 13.875%, due 05/01/15(2)	7,428,000	7,260,870
Ford Motor Credit Co. LLC, 5.625%, due 10/01/08	5,200,000	5,111,772
7.375%, due 10/28/09	11,525,000	10,496,728
Freescale Semiconductor, Inc., 8.875%, due 12/15/14	1,225,000	995,313
10.125%, due 12/15/16	720,000	549,000
General Motors Corp., 7.200%, due 01/15/11	4,975,000	3,830,750
GMAC LLC, 7.250%, due 03/02/11	7,775,000	5,714,711
8.000%, due 11/01/31	500,000	325,289
Gulfmark Offshore, Inc., 7.750%, due 07/15/14	6,000,000	6,045,000
Harland Clarke Holdings Corp., 7.426%, due 05/15/15(3)	5,675,000	4,199,500
9.500%, due 05/15/15	3,300,000	2,706,000

94

UBS High Yield Relationship Fund—Portfolio of investments June 30, 2008 (unaudited)

	Face amount	Value

Bonds — (continued)
US bonds — (continued)
US corporate bonds — (continued)
Harrah’s Operating Co., Inc., 5.500%, due 07/01/10	$2,770,000	$2,475,687
Hawker Beechcraft Acquisition Co. LLC/Hawker Beechcraft Notes Co., 8.500%, due 04/01/15	500,000	503,750
8.875%, due 04/01/15(4)	2,700,000	2,713,500
HCA, Inc., 9.125%, due 11/15/14	300,000	306,750
9.250%, due 11/15/16	9,150,000	9,424,500
Helix Energy Solutions Group, Inc., 9.500%, due 01/15/16(2)	6,250,000	6,406,250
Interface, Inc., 10.375%, due 02/01/10	1,000,000	1,050,000
Jacobs Entertainment, Inc., 9.750%, due 06/15/14	4,650,000	3,487,500
Jefferson Smurfit Corp., 8.250%, due 10/01/12	825,000	719,813
Key Energy Services, Inc., 8.375%, due 12/01/14(2)	3,075,000	3,136,500
Land O’ Lakes, Inc., 8.750%, due 11/15/11	225,000	227,531
Landry’s Restaurants, Inc., 9.500%, due 12/15/14	1,000,000	980,000
LIN Television Corp. 6.500%, due 05/15/13	3,250,000	2,973,750
LIN Television Corp., Series B, 6.500%, due 05/15/13	1,900,000	1,738,500
Linn Energy LLC, 9.875%, due 07/01/18(2)	2,345,000	2,321,550
Mediacom LLC/Mediacom Capital Corp., 9.500%, due 01/15/13	1,350,000	1,272,375
Mirant Americas Generation LLC, 8.300%, due 05/01/11	1,050,000	1,084,125
9.125%, due 05/01/31	675,000	629,438
Mirant North America LLC, 7.375%, due 12/31/13	250,000	247,813
Momentive Performance Materials, Inc., 9.750%, due 12/01/14	2,825,000	2,415,375
10.125%, due 12/01/14(4)	1,300,000	1,085,500
11.500%, due 12/01/16	2,750,000	2,048,750
MTR Gaming Group, Inc., Series B, 9.000%, due 06/01/12	625,000	535,938
9.750%, due 04/01/10	1,000,000	1,000,000
Newfield Exploration Co., 7.125%, due 05/15/18	4,033,000	3,821,267
NewPage Corp. 12.000%, due 05/01/13	750,000	757,500
Nexstar Broadcasting, Inc., 7.000%, due 01/15/14	700,000	609,000
Nexstar Finance Holdings LLC/Nexstar Finance Holdings, Inc., 11.375%, due 04/01/13(1)	2,588,683	2,485,135
Nextel Communications, Series D, 7.375%, due 08/01/15	4,000,000	3,320,000
NGPL PipeCo. LLC, 7.119%, due 12/15/17(2)	9,250,000	9,454,064

	Face amount	Value

US corporate bonds — (continued)
NRG Energy, Inc., 7.375%, due 02/01/16	$350,000	$329,438
7.375%, due 01/15/17	12,100,000	11,434,500
Nustar Logistics, 7.650%, due 04/15/18	4,730,000	4,784,050
Owens-Illinois, Inc., 7.500%, due 05/15/10	11,000,000	11,192,500
Pantry, Inc., 7.750%, due 02/15/14	1,250,000	937,500
Plains Exploration & Production Co., 7.625%, due 06/01/18	2,148,000	2,148,000
Pokagon Gaming Authority, 10.375%, due 06/15/14(2)	652,000	699,270
Psychiatric Solutions, Inc., 7.750%, due 07/15/15	9,343,000	9,249,570
Qwest Communications International, Inc., 7.250%, due 02/15/11	500,000	483,125
R.H. Donnelley Corp., Series A-3, 8.875%, due 01/15/16	1,850,000	1,110,000
Realogy Corp., 10.500%, due 04/15/14	425,000	295,375
12.375%, due 04/15/15	425,000	208,250
Reliant Energy, Inc., 6.750%, due 12/15/14	5,540,000	5,650,800
River Rock Entertainment Authority, 9.750%, due 11/01/11	6,000,000	6,000,000
San Pasqual Casino, 8.000%, due 09/15/13(2)	750,000	682,500
Sanmina-SCI Corp., 5.526%, due 06/15/14(2),(3)	1,080,000	999,000
8.125%, due 03/01/16	650,000	585,000
Sheridan Group, Inc., 10.250%, due 08/15/11	1,175,000	1,081,000
Smurfit-Stone Container Enterprises, Inc., 8.000%, due 03/15/17	8,100,000	6,480,000
Southwestern Energy Co., 7.500%, due 02/01/18(2)	620,000	637,924
SPX Corp., 7.625%, due 12/15/14(2)	1,500,000	1,522,500
Sungard Data Systems, Inc., 9.125%, due 08/15/13	1,000,000	1,010,000
Texas Competitive Electric Holdings Co. LLC, 10.250%, due 11/01/15(2)	12,625,000	12,372,500
Tropicana Entertainment LLC/Tropicana Finance Corp., 9.625%, due 12/15/14(5)	1,250,000	593,750
Tube City IMS Corp., 9.750%, due 02/01/15	6,325,000	5,834,812
Tunica-Biloxi Gaming Authority, 9.000%, due 11/15/15(2)	725,000	703,250
Unisys Corp., 8.000%, due 10/15/12	1,900,000	1,634,000
United Rentals North America, Inc., 6.500%, due 02/15/12	3,475,000	3,127,500
7.750%, due 11/15/13	6,500,000	5,200,000
UnitedHealth Group, Inc., 6.000%, due 02/15/18	1,765,000	1,707,343

95

UBS High Yield Relationship Fund—Portfolio of investments June 30, 2008 (unaudited)

	Face amount	Value

Bonds — (concluded)
US bonds — (concluded)
US corporate bonds — (concluded)
Universal Hospital Services, Inc., 6.303%, due 06/01/15(3)	$130,000	$121,550
8.500%, due 06/01/15(4)	3,380,000	3,380,000
Univision Communications, Inc., 7.850%, due 07/15/11	350,000	327,250
9.750%, due 03/15/15(2),(4)	2,600,000	1,911,000
US Concrete, Inc., 8.375%, due 04/01/14	7,719,000	6,850,612
Verso Paper Holdings LLC/Verso Paper, Inc., Series B, 9.125%, due 08/01/14	1,350,000	1,319,625
11.375%, due 08/01/16	1,000,000	947,500
Vertis, Inc., Series B, 10.875%, due 06/15/09(5)	775,000	290,625
Washington Mutual Bank, 2.738%, due 08/25/08(3)	6,250,000	6,132,187
4.500%, due 08/25/08	6,175,000	6,033,279
Washington Mutual Preferred Funding LLC, 9.750%, due 12/15/17(2),(3),(6)	6,700,000	5,276,250
Whiting Petroleum Corp., 7.250%, due 05/01/12	1,155,000	1,146,337
Wind Acquisition Finance SA, 10.750%, due 12/01/15(2)	850,000	892,500
Windstream Corp., 8.625%, due 08/01/16	700,000	698,250
Xerox Capital Trust I, 8.000%, due 02/01/27	6,480,000	6,324,875

Total US corporate bonds (cost $447,087,896)		422,374,188

US government obligations — 7.58%
US Treasury Notes, 4.625%, due 02/15/17 (cost $41,846,291)	39,275,000	41,349,191

Total US bonds (cost $488,934,187)		463,723,379

International bonds — 5.72%
International corporate bonds — 5.72%
Bermuda — 0.96%
Petroplus Finance Ltd., 7.000%, due 05/01/17(2)	5,900,000	5,206,750

Canada — 2.25%
Abitibi-Consolidated Co. of Canada, 15.500%, due 07/15/10(2)	4,018,000	3,154,130
Abitibi-Consolidated, Inc., 8.550%, due 08/01/10	1,175,000	693,250
Millar Western Forest Products Ltd., 7.750%, due 11/15/13	1,000,000	650,000
Quebecor World Capital Corp., 4.875%, due 11/15/08(5)	7,900,000	2,883,500
8.750%, due 03/15/16(2),(5)	1,340,000	643,200
Stone Container Finance, 7.375%, due 07/15/14	5,325,000	4,260,000

		12,284,080

	Face amount	Value

Luxembourg — 0.99%
FMC Finance III SA, 6.875%, due 07/15/17	$5,500,000	$5,403,750

Netherlands — 1.52%
Clondalkin Acquisition BV, 4.776%, due 12/15/13(2),(3)	7,625,000	6,595,625
Ford Capital BV, 9.500%, due 06/01/10	800,000	652,000
Montell Finance Co. BV, 8.100%, due 03/15/27(2)	850,000	510,000
NXP BV/NXP Funding LLC, 7.875%, due 10/15/14	300,000	276,000
9.500%, due 10/15/15	300,000	261,000

		8,294,625

Total International bonds (cost $39,382,479)		31,189,205

Total bonds (cost $528,316,666)		494,912,584

	Shares
Equities — 0.00%(7)
US Equities — 0.00%(7)
Media — 0.00%(7)
Pegasus Communications Corp., Class A*	1	183
Xanadoo Co.*	23	7,015

Total US equities (cost $86,272)		7,198

	Number of warrants
Warrants — 0.00%
Dayton Superior Corp., strike @ $0.01, expires 06/15/09*(2),(8),(9)	1,500	0
HF Holdings, Inc., strike @ $0.01, expires 09/27/09*(2),(8)	8,680	0
Pliant Corp., strike @ $0.01, expires 06/01/10*(2),(8),(9)	5	0

Total warrants (cost $4,746,048)		0

	Units
Short-term investments — 10.15%
Other — 8.32%
UBS Supplementary Trust — U.S. Cash Management Prime Fund, 2.71%(10),(11) (cost $45,387,318)	45,387,318	45,387,318

96

UBS High Yield Relationship Fund—Portfolio of investments June 30, 2008 (unaudited)

	Face amount	Value

Short-term investments — (concluded)
Repurchase agreements — 1.83%
Repurchase agreement dated 06/30/08 with Goldman Sachs, Inc., 2.30%, due 07/01/08 collateralized by $10,027,400 US Treasury Note, 3.50%, due 12/15/09 (value — $10,200,017); proceeds: $10,000,639 (cost $10,000,000)	$10,000,000	$10,000,000

Total short term investments — 10.15% (cost $55,387,318)		55,387,318

Total investments — 100.89% (cost $588,536,304)		550,307,100
Liabilities, in excess of cash and other assets — (0.89)%		(4,854,431)

Net assets — 100.00%		$545,452,669

Notes to portfolio of investments

Aggregate cost for federal income tax purposes, which was the same for book purposes, was $588,536,304; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$1,174,965
Gross unrealized depreciation	(39,404,169)

Net unrealized depreciation	$(38,229,204)

*	Non-income producing security.
(1)	Step bond — Coupon rate increases in increments to maturity. Rate disclosed is as of June 30, 2008. Maturity date disclosed is the ultimate maturity date.
(2)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid, unless otherwise noted, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2008, the value of these securities amounted to $98,072,091 or 17.98% of net assets.

(3)	Floating rate security — The interest rate shown is the current rate as of June 30, 2008.
(4)	PIK — Payment-in-kind security. Income may be paid in cash or additional notes, at the discretion of the issuer.
(5)	Bond interest is in default.
(6)	Perpetual bond security. The maturity date reflects the next call date.
(7)	Amount represents less than 0.005%.
(8)	Security is illiquid. At June 30, 2008, the value of these securities amounted to $0 or 0.00% of net assets.
(9)	Security is being fair valued by a valuation committee under the direction of the Board of Trustees. At June 30, 2008, the value of these securities amounted to $0 or 0.00% of net assets.
(10)	Investment in affiliated mutual fund.
(11)	The rate shown reflects the yield at June 30, 2008.
GMAC	General Motors Acceptance Corp.

97

UBS High Yield Relationship Fund—Portfolio of investments June 30, 2008 (unaudited)

Restricted securities

Securities	Acquisition dates	Acquisition cost	Acquisition cost as a percentage of net assets	06/30/08 Market value	06/30/08 Market value as a percentage of net assets
Dayton Superior Corp., strike @ $0.01, expires 06/15/09	08/17/00	$0	0.00%	$0	0.00%
HF Holdings, Inc., strike @ $1.00, expires 09/27/09	01/08/01	4,746,048	0.87	0	0.00
Pliant Corp., strike @ $0.01, expires 06/01/10	11/27/00	0	0.00	0	0.00

		$4,746,048	0.87%	$0	0.00%

98	See accompanying notes to financial statements.

UBS Opportunistic Emerging Markets Debt Relationship Fund

For the six months ended June 30, 2008, UBS Opportunistic Emerging Markets Debt Relationship Fund (the “Fund”) declined 0.61%. For comparison purposes, the JPMorgan Emerging Markets Bond Index Global (EMBI Global) declined 0.18%, and the Emerging Markets Debt Benchmark Index(1) (the “Index”) returned 0.98%. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares, while the Index returns do not reflect fees and expenses.)

The Fund is managed to provide opportunistic emerging markets debt exposure to broader portfolios and, therefore, is not managed relative to a benchmark. Security selection is the primary source of return generation, as overall exposures, including duration, are managed at the broader portfolio level.

Portfolio performance summary(2)

What worked

•

Holdings in certain local currency-denominated debt enhanced the Fund’s performance. We continued to seek opportunities in local currency-denominated debt, as our analysis showed that fundamentals remained favorable and interest rates were relatively high. Local currency investments made up roughly 50% of the total portfolio at the end of the reporting period. In terms of specific exposures, the Fund benefited from its local currency-denominated debt holdings in Brazil and Egypt. Brazil was a benefactor of high commodity prices and it continued to offer very attractive real rates. The Egyptian pound appreciated gradually as the Central Bank of Egypt used a stronger Egyptian pound to fight against rising inflation.

•

The Fund’s exposure to Venezuela US-dollar denominated debt was a positive contributor to performance. Record high oil prices and talks about a debt buyback were the main drivers behind its strong performance.

What didn’t work

•

The Fund’s exposure to Argentine debt detracted from performance. Argentina experienced several issues that negatively impacted performance during the reporting period. For example, the country’s macroeconomic policy has followed an unorthodox approach in fiscal discipline, leading to imbalances in its economy. In addition, farmer protests against taxation on their exports gained attention and caused spreads and yields to widen.

Despite the current negative headlines and news coming from Argentina, we believe that the market has overreacted and priced in too much risk. We intend to maintain our positions in Argentine debt as we are confident that current prices will improve once investors’ confidence returns to the market.

•

Several other Fund holdings were not rewarded during the reporting period. In particular, the Fund’s exposure to Turkey local currency-denominated debt and Indonesia US-dollar denominated debt detracted from performance. Turkey bonds took a hit during the last months of the period, given an increase in inflation and the deteriorating political situation. Indonesia’s bonds underperformed based on the risks of higher energy subsidies and a deteriorating budget balance.

(1)	For a description of the Index, please see page 100.
(2)	For a detailed commentary on the market environment in general during the reporting period, see page 3.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended June 30, 2008. The views and opinions in the letter were current as of August 15, 2008. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

99

UBS Opportunistic Emerging Markets Debt Relationship Fund

Average annual total return (unaudited)

	6 months ended 06/30/08	1 year ended 06/30/08	Inception 05/31/06(1) to 06/30/08
UBS Opportunistic Emerging Markets Debt Relationship Fund	-0.61%	-0.36%	8.71%
JPMorgan Emerging Markets Bond Index Global (EMBI Global)(2)	-0.18	5.09	7.98
Emerging Markets Debt Benchmark Index(3)	0.98	7.54	10.45

(1)	Performance inception date of UBS Opportunistic Emerging Markets Debt Relationship Fund.

(2)

JPMorgan Emerging Markets Bond Index Global (EMBI Global) is an unmanaged index which tracks total returns for U.S.-dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, Brady bonds, loans and Eurobonds. Investors should note that indices do not reflect fees and expenses.

(3)

Emerging Markets Debt Benchmark Index—An unmanaged index compiled by the Advisor, constructed as follows: From inception 12/31/90 to 12/31/95—100% JPMorgan Emerging Markets Bond Index (EMBI); From 01/01/96 to 06/30/00—100% JPMorgan Emerging Markets Bond Index+ (EMBI+); From 07/01/00 to 10/31/05—100% JPMorgan Emerging Markets Bond Index Global (EMBI Global); From 11/01/05 to 05/31/06—70% JPMorgan Emerging Markets Bond Index Global (EMBI Global) and 30% JPMorgan Government Bond Index-Emerging Markets Open (GBI-EM Open); From 06/01/06 to current—70% JPMorgan Emerging Markets Bond Index Global (EMBI Global) and 30% JPMorgan Government Bond Index-Emerging Markets Diversified (GBI-EM Diversified) (in USD). Investors should note that indices do not reflect fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

100

UBS Opportunistic Emerging Markets Debt Relationship Fund

Top ten long-term fixed income holdings (unaudited)

As of June 30, 2008

Percentage of net assets
Republic of Argentina, 3.092%, due 08/03/12	17.3%
Federal Republic of Brazil, 6.000%, due 05/15/45	15.1
Republic of Turkey, Credit-Linked Notes, 15.102%, due 02/11/10	11.0
Johor Corp., 1.000%, due 07/31/12	8.5
Republic of Venezuela, 10.750%, due 09/19/13	8.0
Majapahit Holding BV, 7.875%, due 06/29/37	6.6
Fideicomiso Financiero Pagan IV, 4.000%, due 12/22/11	4.6
Republic of Venezuela, 5.750%, due 02/26/16	3.9
Turkey Government Bond, 16.000%, due 03/07/12	3.3
Argentina Prestamos Garantizadad, 3.130%, due 05/15/09	2.7
Total	81.0%

Country exposure, long-term holdings, top five (unaudited)

As of June 30, 2008

Percentage of net assets
Argentina	27.5%
Brazil	15.1
Turkey	14.2
Venezuela	11.9
Malaysia	8.5
Total	77.2%

Industry diversification (unaudited)

As a percentage of net assets

As of June 30, 2008

International bonds
Electric utilities	6.63%
Real estate investment trusts (REITs)	8.46
Software	4.58
Foreign government bonds	62.10

Total international bonds	81.77
Warrants	1.99
Short-term investments	13.56

Total investments	97.32
Cash and other assets, less liabilities	2.68

Net assets	100.00%

101

UBS Opportunistic Emerging Markets Debt Relationship Fund— Portfolio of investments June 30, 2008 (unaudited)

	Face amount		Value

International bonds — 81.77%
Argentina — 25.53%
Argentina Prestamos Garantizadad, 3.130%, due 05/15/09(1)		ARS1,912,922	$1,771,517
3.130%, due 01/14/09(1)		1,800,000	596,527
Fideicomiso Financiero Pagan IV, 4.000%, due 12/22/11		9,000,000	2,976,683
Republic of Argentina, 3.092%, due 08/03/12(1)		$21,050,000	11,240,700

			16,585,427

Brazil — 15.07%
Federal Republic of Brazil, Series B, 6.000%, due 05/15/45		BRL 10,000,000	9,792,276

Indonesia — 6.63%
Majapahit Holding BV, 7.875%, due 06/29/37		$5,000,000	4,305,390

Malaysia — 8.46%
Johor Corp., 1.000%, due 07/31/12(2)	MYR	15,100,000	5,499,311

Turkey — 14.22%
Republic of Turkey, Credit-Linked Notes, 15.102%, due 02/11/10		$5,800,000	7,120,022
Turkey Government Bond, 16.000%, due 03/07/12		TRY3,000,000	2,121,844

			9,241,866

Venezuela — 11.86%
Republic of Venezuela, 5.750%, due 02/26/16		$3,190,000	2,505,745
10.750%, due 09/19/13		5,000,000	5,200,000

			7,705,745

Total international bonds (cost $51,610,655)			53,130,015

	Number of warrants	Value

Warrants — 1.99%
Argentina — 1.99%
Republic of Argentina, expires 12/15/35*(3) (cost $1,702,201)	13,800,000	$1,290,300

	Face amount
Short-term investments — 13.56%
Egypt — 10.71%
Egypt Treasury Bills, 8.32%, due on 12/16/08(4) (cost $7,027,973)	EGP 39,000,000	6,957,616

	Units
Investment company — 2.85%
UBS Cash Management Prime Relationship Fund, 2.70%(5),(6) (cost $1,849,793)	1,849,793	1,849,793

Total short-term investments (cost $8,877,766)		8,807,409

Total investments — 97.32% (cost $62,190,622)		63,227,724
Cash and other assets, less liabilities — 2.68%		1,743,899

Net assets — 100.00%		$64,971,623

Notes to portfolio of investments

Aggregate cost for federal income tax purposes, which was the same for book purposes, was $62,190,622; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$6,080,700
Gross unrealized depreciation	(5,043,598)

Net unrealized appreciation	$1,037,102

*	Non-income producing security.
(1)	Floating rate security — The interest rate shown is the current rate as of June 30, 2008.
(2)	Security is illiquid. This security amounted to $5,499,311 or 8.46% of net assets.
(3)	Security represents an equity claim linked to Argentina’s gross domestic product.
(4)	The rate shown is the effective yield at the date of purchase.
(5)	Investment in affiliated mutual fund.
(6)	The rate shown reflects the yield at June 30, 2008.

Currency type abbreviations:

ARS	Argentine Peso
BRL	Brazilian Real
EGP	Egyptian Pound
MYR	Malaysian Ringgit
TRY	New Turkish Lira

102

UBS Opportunistic Emerging Markets Debt Relationship Fund— Portfolio of investments June 30, 2008 (unaudited)

Forward foreign currency contracts

UBS Opportunistic Emerging Markets Debt Relationship Fund had the following open forward foreign currency contracts as of June 30, 2008:

	Contracts to deliver	In exchange for		Maturity dates	Unrealized appreciation/ (depreciation)
Brazilian Real	18,260,500	USD	10,762,362	08/27/08	$(468,533)
Kazakhstan Tenge	161,000,000	USD	1,250,971	11/03/08	(69,668)
New Turkish Lira	12,131,172	USD	9,389,452	08/27/08	(290,689)
United States Dollar	1,313,214	KZT	161,000,000	11/03/08	7,425

Net unrealized depreciation on forward foreign currency contracts					$(821,465)

Currency type abbreviations:

KZT	Kazakhstan Tenge
USD	United States Dollar

See accompanying notes to financial statements.	103

UBS Opportunistic High Yield Relationship Fund

Portfolio performance

For the six months ended June 30, 2008, UBS Opportunistic High Yield Relationship Fund (the “Fund”) declined 0.29%. In comparison, the Merrill Lynch US High Yield Cash Pay Constrained Index (the “Index”), declined 1.03% over the same time period. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares, while the Index returns do not reflect fees and expenses.)

The Fund holds a relatively concentrated portfolio. It is managed to provide opportunistic high yield exposure to broader portfolios and is therefore not managed relative to a benchmark. As a result, security selection is the primary source of return, rather than sector allocations or duration management.

Portfolio performance summary(1)

•

Maintaining a conservative stance was a positive for performance. As the reporting period began, we took a conservative stance in the Fund given our concerns regarding the overall high yield market and the US economy. As the reporting period progressed, we became even more conservative and increased the relative size of our hedges used to protect the Fund. This positively contributed to performance.

•

The Fund’s positions in banks and thrifts and diversified financial services were the largest contributors to its relative performance. In particular, we held short-dated (one year or less) financial paper. While some of this paper was of investment-grade quality, they offered yields that were more in line with stressed high yield securities. Our thesis for owning this paper was based on our belief that their issuers had ample liquidity to weather near-term market conditions. The prices of these securities performed well as some of the risks that had been associated with them began to subside.

•

Security selection in publishing and printing hindered the Fund’s results during the reporting period. An example of a significant detractor from performance was the Fund’s holding in Quebecor World Capital Corp., which declared bankruptcy in January 2008.

(1)	For a detailed commentary on the market environment in general during the reporting period, see page 3.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended June 30, 2008. The views and opinions in the letter were current as of August 15, 2008. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

104

UBS Opportunistic High Yield Relationship Fund

Average annual total return (unaudited)

	6 months ended 06/30/08	1 year ended 06/30/08	Inception 04/05/04(1) to 06/30/08
UBS Opportunistic High Yield Relationship Fund	-0.29%	-3.21%	4.61%
Merrill Lynch US High Yield Cash Pay Constrained Index(2)	-1.03	-1.58	5.50

(1)

Inception date of UBS Opportunistic High Yield Relationship Fund is 09/04/02. The Fund was inactive from 05/21/03 to 04/04/04. The inception return of the Fund and the index is calculated as of 04/05/04, which is the date the Fund recommenced investment operations.

(2)

The Merrill Lynch US High Yield Cash Pay Constrained Index is the index of publicly placed non-convertible, coupon-bearing US domestic debt with a term to maturity of at least one year. The index is market weighted, so that larger bond issuers have a greater effect on the index’s return. However, the representation of any single bond issue is restricted to a maximum of 2% of the total index. Investors should note that indices do not reflect fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

105

UBS Opportunistic High Yield Relationship Fund

Top ten long-term fixed income holdings (unaudited)

As of June 30, 2008

Percentage of net assets
Xerox Capital Trust I, 8.000%, due 02/01/27	15.3%
Ingles Markets, Inc., 8.875%, due 12/01/11	6.8
Jacobs Entertainment, Inc., 9.750%, due 06/15/14	5.4
Whiting Petroleum Corp., 7.000%, due 02/01/14	4.9
Boise Cascade LLC, 7.125%, due 10/15/14	4.2
Washington Mutual Preferred Funding LLC, 9.750%, due 12/15/17	4.0
Montell Finance Co. BV, 8.100%, due 03/15/27	3.7
Cadmus Communications Corp., 8.375%, due 06/15/14	3.5
Deluxe Corp., Series B, 5.125%, due 10/01/14	2.0
Washington Mutual Bank, 2.738%, due 08/25/08	1.2
Total	51.0%

Industry diversification (unaudited)

As a percentage of net assets

As of June 30, 2008

Bonds
US Bonds
US corporate bonds
Banks & thrifts	5.20%
Energy	4.94
Food & drug retailers	6.76
Gaming	5.38
Paper	4.21
Printing & publishing	3.49
Technology	17.28

Total US bonds	47.26
International bonds
International corporate bonds
Chemicals	3.70

Total bonds	50.96
Short-term investments	38.69

Total investments	89.65
Cash and other assets, less liabilities	10.35

Net assets	100.00%

106

UBS Opportunistic High Yield Relationship Fund—Portfolio of investments June 30, 2008 (unaudited)

	Face amount	Value
Bonds — 50.96%
US bonds — 47.26%
US corporate bonds — 47.26%
Boise Cascade LLC, 7.125%, due 10/15/14	$2,090,000	$1,672,000
Cadmus Communications Corp., 8.375%, due 06/15/14	1,650,000	1,386,000
Deluxe Corp., Series B, 5.125%, due 10/01/14	1,000,000	790,000
Ingles Markets, Inc., 8.875%, due 12/01/11	2,650,000	2,683,125
Jacobs Entertainment, Inc., 9.750%, due 06/15/14	2,850,000	2,137,500
Washington Mutual Bank, 2.738%, due 08/25/08(1)	500,000	490,575
Washington Mutual Preferred Funding LLC, 9.750%, due 12/15/17(1),(2),(3)	2,000,000	1,575,000
Whiting Petroleum Corp., 7.000%, due 02/01/14	2,000,000	1,962,500
Xerox Capital Trust I, 8.000%, due 02/01/27	6,225,000	6,075,980

Total US bonds (cost $21,073,722)		18,772,680

International bonds — 3.70%
International corporate bonds — 3.70%
Netherlands — 3.70%
Montell Finance Co. BV, 8.100%, due 03/15/27(2)	2,450,000	1,470,000

Total international bonds (cost $2,431,625)		1,470,000

Total bonds (cost $23,505,347)		20,242,680

	Units	Value
Short-term investments — 38.69%
Other — 23.59%
UBS Supplementary Trust — U.S. Cash Management Prime Fund, 2.71%(4),(5) (cost $9,371,580)	9,371,580	$9,371,580

	Face amount
Repurchase agreements — 15.10%
Repurchase agreement dated 06/30/08 with Barclays Capital, Inc., 2.40%, due 07/01/08 collateralized by $6,051,000 Freddie Mac obligations, 5.51%, due 01/23/23; (value — $6,120,359); proceeds: $6,000,400 (cost $6,000,000)	$6,000,000	6,000,000

Total short-term investments (cost $15,371,580)		15,371,580

Total investments — 89.65% (cost $38,876,927)		35,614,260
Cash and other assets, less liabilities — 10.35%		4,112,318

Net assets — 100.00%		$39,726,578

Notes to portfolio of investments

Aggregate cost for federal income tax purposes, which was the same for book purposes, was $38,876,927 and net unrealized depreciation consisted of:

Gross unrealized appreciation	$—
Gross unrealized depreciation	(3,262,667)

Net unrealized depreciation	$(3,262,667)

(1)	Floating rate security — The interest rate shown is the current rate as of June 30, 2008.
(2)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid, unless otherwise noted, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2008, the value of these securities amounted to $3,045,000 or 7.66% of net assets.

(3)	Perpetual bond security. The maturity date reflects the next call date.
(4)	Investment in affiliated mutual fund.
(5)	The rate shown reflects the yield at June 30, 2008.

See accompanying notes to financial statements.	107

UBS Opportunistic Loan Relationship Fund

Portfolio performance

Since its inception on March 12, 2008 through June 30, 2008, UBS Opportunistic Loan Relationship Fund (the “Fund”) returned 0.42%. For comparison purposes, the CSFB Leveraged Loan Index (the “Index”), returned 4.23% during the same time period. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares, while the Index returns do not reflect fees and expenses.)

It is not uncommon for a new fund to hold a higher than normal cash position until investable opportunities are identified. However, this can also be detrimental to performance, as it limits a fund’s ability to fully participate in the marketplace. This was the case with the Fund during the brief period under review, and the primary reason for its under performance.

Portfolio performance summary(1)

•

The Fund’s larger-than-normal cash position was the primary detractor from performance. In particular, the cash position prevented the Fund from fully participating in a market rally that occurred during the period. As we identify opportunities in which to invest, the amount of cash held by the portfolio will be reduced accordingly.

•

Secondarily, a lack of diversification—the Fund held only fixed loans during the reporting period—and a bias toward more conservative industries, including utilities and healthcare, also hurt performance.

•

While we expect that the Fund’s portfolio will tend to be somewhat concentrated, a lack of diversification across bond types was more reflective of the fact that the newness of the Fund prevented us from fully investing its cash position.

•

From an industry perspective, we positioned the Fund conservatively in anticipation of a weaker economy. While the positions we held lagged during a brief April and May rally, we believe the economy will slow further, thus rewarding our conservative view.

(1)	For a detailed commentary on the market environment in general during the reporting period, see page 3.

This letter is intended to assist shareholders in understanding how the Fund performed during the period since its inception on March 12, 2008 through June 30, 2008. The views and opinions in the letter were current as of August 15, 2008. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

108

UBS Opportunistic Loan Relationship Fund

Total return (unaudited)

Inception(1) 03/12/08 to 06/30/08
UBS Opportunistic Loan Relationship Fund	0.42%
CSFB Leveraged Loan Index(2)	4.23

(1)

Performance inception date of UBS Opportunistic Loan Relationship Fund. Inception date of the index, for the purpose of this illustration, is 3/31/08, which is the month-end after the inception date of the Fund.

(2)

CSFB Leveraged Loan Index — is an unmanaged market value-weighted index designed to mirror the investable universe of the US dollar denominated leveraged loan market. Investors should note that indices do not reflect fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

109

UBS Opportunistic Loan Relationship Fund

Industry diversification (unaudited)

As a percentage of net assets

As of June 30, 2008

Loan assignments
Computer services	9.41%
Electric utilities	9.16
Gaming	9.08
Healthcare	18.71
Utilities	9.47

Total loan assignments	55.83
Short-term investment	72.05

Total investments	127.88
Liabilities, in excess of cash and other assets	(27.88)

Net assets	100.00%

110

UBS Opportunistic Loan Relationship Fund—Portfolio of investments June 30, 2008 (unaudited)

	Face amount	Value
Loan assignments — 55.83%
Computer services — 9.41%
Sunguard Data Systems, Inc., New U.S. Term loan, 4.508%, due 02/28/14	$3,000,000	$2,836,125

Electric utilities — 9.16%
Texas Competitive Electric Holdings Company, LLC, Initial Tranche B-2 Term Loan, due 10/10/14(1)	2,984,981	2,760,278

Gaming — 9.08%
Harrah’s Operating Company, Inc., Initial Tranche B-2 Term Loan, 5.919%, due 01/25/15	3,000,000	2,735,418

Healthcare — 18.71%
Community Health Systems, Inc., Delayed Draw Term Loan, due 07/25/14(1)	145,965	137,403
Community Health Systems, Inc., Funded Term Loan, due 07/25/14(1)	2,854,035	2,686,634
HCA, Inc., Initial Tranche B Term Loan, 5.051%, due 11/18/13	3,000,000	2,813,376

		5,637,413

	Face amount	Value
Utilities — 9.47%
NRG Energy, Inc., Term Loan, due 02/01/13(1)	$3,000,000	$2,852,082

Total loan assignments (cost $16,942,463)		16,821,316

	Units
Short-term investment — 72.05%
Investment company — 72.05%
UBS Cash Management Prime Relationship Fund, 2.70% (2),(3) (cost $21,704,343)	21,704,343	21,704,343

Total investments — 127.88% (cost $38,646,806)		38,525,659
Liabilities, in excess of cash and other assets — (27.88)%		(8,399,454)

Net assets — 100.00%		$30,126,205

Notes to portfolio of investments

Aggregate cost for federal income tax purposes, which was the same for book purposes, was $38,646,806; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$63,895
Gross unrealized depreciation	(185,042)

Net unrealized depreciation	$(121,147)

(1)	This trade has not yet settled and, as such, a coupon rate has not yet been assigned as of June 30, 2008.
(2)	Investment in affiliated mutual fund.
(3)	The rate shown reflects the yield at June 30, 2008.

See accompanying notes to financial statements.	111

UBS U.S. Bond Relationship Fund

Portfolio performance

For the six months ended June 30, 2008, UBS U.S. Bond Relationship Fund (the “Fund”) declined 6.45%. The Fund’s benchmark, the Lehman Brothers US Aggregate Index (the “Index”), returned 1.13% over the same time period. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares, while the Index returns do not reflect fees and expenses.)

The Fund’s underperformance was primarily due to security selection and holdings of non-index, non-agency securitized assets, in particular among mortgage-related securities.

A word about the Fund’s performance

As performance shows, the first six months of 2008 presented certain challenges that were difficult for the Fund to navigate. While we continue to have strong conviction in our investment philosophy and core investment process, we have reflected carefully on the lessons we’ve learned over the period. As a result, we have taken steps in an effort to better position the Fund to face the current unique challenges in the investing landscape, and more easily adapt to those that may present themselves in the future. With these changes, we firmly believe the Fund is better positioned to deliver the type of consistent, risk-adjusted results that will reward investors over time.

These steps include:

•	Acquiring investment professionals that we believe have high-caliber expertise and track records of success in addressing some of the issues existing in today’s marketplace.

•

Adding increased depth to our analyst teams, including making sweeping changes to our securitized debt team that entailed replacing analysts and doubling headcount to create a strong analytical platform.

•

Placing added emphasis on top-down macro analysis. As a result of lessons learned over the past months, we have incorporated into our investment process a greater emphasis on top-down macro analysis, with the goal of better understanding secular forces that could have an impact on our bond portfolios.

Portfolio performance summary(1)

What worked

•	Active duration(2) and yield curve positioning had a positive effect on performance during the reporting period.

•

At the beginning of the period, the Fund was positioned defensively, maintaining a duration that was shorter than the benchmark. Later in the period, we slightly increased duration as interest rates moved higher and closer to our estimate of fair value. (A portfolio’s duration can be used to infer how the value of a portfolio would change in response to changes in interest rates.)

•	In terms of yield curve positioning, we maintained a steepening bias in the portfolio that generated positive results as the difference between short and long-term interest rates increased.

(1)	For a detailed commentary on the market environment in general during the reporting period, see page 3.

(2)	Active duration positioning reflects a portfolio manager’s views on the shape of the yield curve via overweights or underweights to certain yield curve sectors relative to a benchmark.

112

UBS U.S. Bond Relationship Fund

•

The Fund’s allocation to the investment grade corporate bond sector was a modest contributor over the period. While spreads—the difference between the yields paid on US Treasury bonds and higher risk securities—remained wide by historical standards, we expected volatility to continue as the economy slowed and default expectations increased. During the reporting period, we favored defensive industries, such as energy and health care, as we felt they could perform relatively well in a slowing economy. Overall, the Fund’s corporate bond exposure had a slightly positive impact on performance.

•

The Fund’s out-of-Index exposure to inflation-linked bonds enhanced its performance. Against a backdrop characterized by higher inflation concerns and rising commodity prices, a modest allocation to Treasury inflation protected securities (TIPS)—which help to protect against inflation—was beneficial to the Fund’s performance during the reporting period.

What didn’t work

•

Security selection within the mortgage-backed sector detracted from performance. During the period, the portfolio held out-of-Index, non-agency mortgage-backed securities (MBS)(3). These securities performed poorly and underperformed agency mortgages given the downturn in the US housing market. We continue to maintain a position in select MBS that we believe represent value for investors with longer term horizons. At the same time, we have taken steps to prudently reduce overall exposure to non-agency, non-index mortgage assets.

•

Security selection and sector allocation in asset-backed securities (ABS) detracted from Fund performance as defaults in the residential mortgage-backed market segment continued to grow. In particular, the Fund’s exposure to asset-backed securities (ABS) backed by home equity loans performed poorly given the deterioration in the US housing market and the increase in mortgage defaults.

•

Strong performance from our commercial mortgage-backed securities (CMBS) holdings was not enough to offset prior losses. Despite volatile market conditions, we continued to find pockets of what we believed to be value in the securitized sectors over the period. In particular, we favored AAA-rated super senior CMBS. While our CMBS positions generated relatively strong performance in the second half of the period, it was not enough to offset losses in other parts of the portfolio.

(3)	These securities are generally considered liquid and high quality, but are not government guaranteed.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended June 30, 2008. The views and opinions in the letter were current as of August 15, 2008. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

113

UBS U.S. Bond Relationship Fund

Average annual total return (unaudited)

	6 months ended 06/30/08	1 year ended 06/30/08	5 years ended 06/30/08	Inception 04/28/00(1) to 06/30/08
UBS U.S. Bond Relationship Fund	-6.45%	-4.83%	1.77%	4.95%
Lehman Brothers US Aggregate Index(2)	1.13	7.12	3.85	6.27

(1)	Performance inception date of UBS U.S. Bond Relationship Fund.

(2)

The Lehman Brothers US Aggregate Index is an unmanaged index of investment grade fixed rate debt issues, including corporate, government, treasury, mortgage-backed and asset-backed securities with maturities of at least one year. Investors should note that indices do not reflect fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

114

UBS U.S. Bond Relationship Fund

Top ten fixed income holdings (unaudited)

As of June 30, 2008

Percentage of net assets
US Treasury Notes, 1.750%, due 03/31/10	6.4%
US Treasury Inflation Indexed Bonds (TIPS), 1.625%, due 01/15/18	3.6
Federal Home Loan Mortgage Corp. REMICs, Series 3178, Class MC, 6.000%, due 04/15/32	3.4
Federal Home Loan Mortgage Corp., 5.600%, due 10/17/13	3.0
US Treasury Bonds, 4.750%, due 02/15/37	2.7
Federal National Mortgage Association Pools, # 762615, 5.500%, due 12/01/23	2.7
Federal Home Loan Bank, 2.375%, due 04/30/10	2.6
Government National Mortgage Association Pools, # 2796, 7.000%, due 08/20/29	2.5
US Treasury Inflation Indexed Bonds (TIPS), 2.375%, due 04/15/11	2.3
US Treasury Notes, 4.750%, due 08/15/17	2.3
Total	31.5%

Industry diversification (unaudited)

As a percentage of net assets

As of June 30, 2008

Bonds
US bonds
US corporate bonds
Capital markets	2.30%
Commercial banks	0.25
Consumer finance	1.98
Diversified financial services	1.25
Diversified telecommunication services	0.80
Electric utilities	0.27
Food & staples retailing	0.16
Health care providers & services	0.15
Household durables	0.25
Insurance	0.29
Media	0.99
Multi-utilities	0.93
Oil, gas & consumable fuels	1.15
Paper & forest products	0.52
Pharmaceuticals	1.12
Real estate investment trusts (REITs)	0.10
Road & rail	0.71
Software	0.20
Thrifts & mortgage finance	0.86
Tobacco	0.11
Wireless telecommunication services	0.16

Total US corporate bonds	14.55
Asset-backed securities	4.70
Commercial mortgage-backed securities	10.75
Mortgage & agency debt securities	46.30
US government obligations	18.83

Total US bonds	95.13

International bonds
International corporate bonds
Beverages	0.21
Commercial banks	0.68
Diversified telecommunication services	0.51
Electric utilities	0.31
Energy equipment & services	0.24
Oil, gas & consumable fuels	0.33
Pharmaceuticals	0.14
Thrifts & mortgage finance	0.25

Total international bonds	2.67

Total bonds	97.80
Short-term investment	5.23

Total investments	103.03
Liabilities, in excess of cash and other assets	(3.03)

Net assets	100.00%

115

UBS U.S. Bond Relationship Fund—Portfolio of investments June 30, 2008 (unaudited)

	Face amount	Value
Bonds — 97.80%
US bonds — 95.13%
US corporate bonds — 14.55%
Abbott Laboratories, 6.150%, due 11/30/37	$60,000	$60,158
Allergan, Inc., 5.750%, due 04/01/16	70,000	70,257
Anadarko Petroleum Corp., 5.950%, due 09/15/16	20,000	20,011
AT&T, Inc., 6.500%, due 09/01/37	70,000	67,747
Bank of America Corp., 5.420%, due 03/15/17	100,000	91,464
Bear Stearns Cos., Inc., 7.250%, due 02/01/18	125,000	130,446
Bristol-Myers Squibb Co., 5.875%, due 11/15/36	45,000	41,978
Citigroup, Inc., 6.125%, due 05/15/18	60,000	57,418
6.875%, due 03/05/38	75,000	72,375
Comcast Corp., 6.300%, due 11/15/17	110,000	109,010
Consolidated Edison Co. of New York, Inc., Series 08-B, 6.750%, due 04/01/38	35,000	36,221
Dominion Resources, Inc., Series B, 5.950%, due 06/15/35	25,000	22,437
DTE Energy Co., 6.350%, due 06/01/16	20,000	20,013
ERAC USA Finance Co., 8.000%, due 01/15/11(1)	125,000	129,095
Exelon Generation Co. LLC, 5.350%, due 01/15/14	45,000	43,153
Fleet Financial Group, 7.375%, due 12/01/09	55,000	57,180
Ford Motor Credit Co. LLC, 5.800%, due 01/12/09	415,000	396,266
Fortune Brands, Inc., 5.375%, due 01/15/16	60,000	56,189
General Electric Capital Corp., 5.875%, due 01/14/38	35,000	31,719
GlaxoSmithKline Capital, Inc., 5.650%, due 05/15/18	25,000	24,905
GMAC LLC, 6.875%, due 09/15/11	65,000	46,707
Goldman Sachs Group, Inc., 6.750%, due 10/01/37	60,000	54,885
Hartford Financial Services Group, Inc., 6.300%, due 03/15/18	65,000	64,931
JPMorgan Chase & Co., 6.400%, due 05/15/38	30,000	27,826
Kinder Morgan Energy Partners LP, 5.800%, due 03/15/35	175,000	151,831
Kroger Co., 6.900%, due 04/15/38	35,000	35,937
Lehman Brothers Holdings, Inc., 6.750%, due 12/28/17	70,000	65,760
7.000%, due 09/27/27	75,000	69,345
Merrill Lynch & Co., Inc., 6.875%, due 04/25/18	55,000	52,345

	Face amount	Value
US corporate bonds — (concluded)
MidAmerican Energy Holdings Co., 5.950%, due 05/15/37	$35,000	$32,835
Morgan Stanley, 6.625%, due 04/01/18	150,000	142,129
New Cingular Wireless Services, Inc., 8.750%, due 03/01/31	30,000	35,597
Norfolk Southern Corp., 5.750%, due 04/01/18(1)	30,000	29,526
Oracle Corp., 5.750%, due 04/15/18	45,000	44,962
Pacific Gas & Electric Co., 6.050%, due 03/01/34	25,000	24,106
Pemex Project Funding Master Trust, 5.750%, due 03/01/18(1)	25,000	24,687
Philip Morris International, Inc., 5.650%, due 05/16/18	25,000	24,299
Prologis, 5.625%, due 11/15/15	25,000	23,487
PSEG Power LLC, 6.950%, due 06/01/12	85,000	89,169
Residential Capital LLC, 6.125%, due 11/21/08(2)	130,000	113,750
Sprint Capital Corp., 6.875%, due 11/15/28	55,000	45,787
Teva Pharmaceutical Finance LLC, 5.550%, due 02/01/16	55,000	53,743
Time Warner Cable, Inc., 6.750%, due 07/01/18	30,000	30,199
Time Warner, Inc., 6.875%, due 05/01/12	80,000	81,844
UnitedHealth Group, Inc., 6.875%, due 02/15/38	35,000	33,121
Valero Energy Corp., 7.500%, due 04/15/32	60,000	60,724
Verizon New York, Inc., Series B, 7.375%, due 04/01/32	65,000	66,029
Washington Mutual Preferred Funding LLC, 9.750%, due 12/15/17(1),(3),(4)	100,000	78,750
Weyerhaeuser Co., 6.750%, due 03/15/12	110,000	113,291

Total US corporate bonds (cost $3,397,794)		3,255,644

Asset-backed securities — 4.70%
Countrywide Asset-Backed Certificates, Series 04-SD1, Class A1, 2.823%, due 06/25/33(1),(3)	139,863	122,646
Fieldstone Mortgage Investment Corp., Series 06-S1, Class A, 2.703%, due 01/25/37(1),(3)	184,731	51,725
GSAMP Trust, Series 06-S6, Class A2, 5.552%, due 10/25/36(2)	250,000	62,500
Series 06-S3, Class A1, 6.085%, due 05/25/36(2)	312,874	71,961
Harley-Davidson Motorcycle Trust, Series 07-3, Class B, 6.040%, due 08/15/14	400,000	345,044

116

UBS U.S. Bond Relationship Fund—Portfolio of investments June 30, 2008 (unaudited)

	Face amount	Value
Bonds — (continued)
US bonds — (continued)
Asset-backed securities — (concluded)
Home Equity Mortgage Trust, Series 06-6, Class 2A1, 2.583%, due 03/25/37(3)	$79,023	$16,595
Series 06-3, Class A1, 5.472%, due 09/25/36(3)	88,769	31,180
Series 06-5, Class A1, 5.500%, due 01/25/37(2)	218,049	67,595
Merrill Lynch First Franklin Mortgage Loan Trust, Series 07-A, Class A1, 3.583%, due 10/25/27(3)	78,832	69,372
Merrill Lynch Mortgage Investors, Inc., Series 06-SL1, Class A, 2.663%, due 09/25/36(3)	44,327	20,833
Morgan Stanley Mortgage Loan Trust, Series 06-14SL, Class A1, 2.643%, due 11/25/36(3)	65,272	26,109
Washington Mutual Master Note Trust, Series 07-A5A, Class A5, 3.221%, due 10/15/14(1),(3)	175,000	166,040

Total asset-backed securities (cost $1,908,838)		1,051,600

Commercial mortgage-backed securities — 10.75%
Banc of America Commercial Mortgage, Inc., Series 06-6, Class A4, 5.356%, due 10/10/45	425,000	402,025
Series 06-2, Class B, 5.964%, due 05/10/45(3)	125,000	97,287
Bear Stearns Commercial Mortgage Securities Trust, Series 06-PW14, Class B, 5.333%, due 12/11/38(1)	175,000	131,268
Series 00-WF2, Class A2, 7.320%, due 10/15/32(3)	160,000	165,983
Citigroup Commercial Mortgage Trust, Series 06-C5, Class A4, 5.431%, due 10/15/49	425,000	402,836
GE Capital Commercial Mortgage Corp., Series 06-C1, Class A4, 5.518%, due 03/10/44(3)	250,000	238,977
Host Marriott Pool Trust, Series 99-HMTA, Class A, 6.980%, due 08/03/15(1)	54,671	55,678
JPMorgan Chase Commercial Alternative Mortgage Product, Series 06-LDP8, Class B, 5.520%, due 05/15/45(3)	125,000	94,520
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 06-3, Class B, 5.525%, due 07/12/46(3)	125,000	95,786
Salomon Brothers Mortgage Securities VII, Inc., Series 00-C1, Class A2, 7.520%, due 12/18/09(3)	237,750	244,285
Wachovia Bank Commercial Mortgage Trust, Series 06-C23, Class A4, 5.418%, due 01/15/45(3)	500,000	477,443

Total commercial mortgage-backed securities (cost $2,569,814)		2,406,088

	Face amount	Value
Mortgage & agency debt securities — 46.30%
American Home Mortgage Investment Trust, Series 06-3, Class 4A, 2.673%, due 11/25/35(3)	$113,750	$57,772
Banc of America Funding Corp., Series 07-C, Class XB1, 5.727%, due 05/20/36(3)	848,388	317,382
Series 06-H, Class B1, 6.092%, due 09/20/46(3)	843,039	263,618
Bear Stearns Alt-A Trust, Series 06-2, Class 22A1, 5.971%, due 03/25/36(3)	686,536	490,552
Citicorp Mortgage Securities, Inc., Series 94-3, Class A13, 6.500%, due 02/25/24	106,355	105,885
Federal Home Loan Bank, 2.375%, due 04/30/10	595,000	586,753
Federal Home Loan Mortgage Corp., 3.500%, due 05/29/13	360,000	349,807
5.600%, due 10/17/13	670,000	674,865
Federal Home Loan Mortgage Corp. Gold Pools, # E91473, 5.500%, due 09/01/17	317,331	321,598
# B15816, 5.500%, due 07/01/19	299,711	303,601
# A16827, 5.500%, due 12/01/33	180,823	179,156
# C00742, 6.500%, due 04/01/29	6,437	6,706
# G01717, 6.500%, due 11/01/29	298,008	310,481
# G01449, 7.000%, due 07/01/32	261,665	276,580
# C00335, 7.500%, due 05/01/24	6,429	6,962
# D66838, 8.000%, due 09/01/25	787	852
Federal Home Loan Mortgage Corp. REMICs, Series 3178, Class MC, 6.000%, due 04/15/32	750,000	772,065
Series 1595, Class D, 7.000%, due 10/15/13	24,689	25,652
Federal National Mortgage Association, 5.000%, TBA	460,000	440,881
5.250%, due 08/01/12	200,000	202,405
Federal National Mortgage Association Grantor Trust, Series 00-T6, Class A1, 7.500%, due 06/25/30	103,914	110,247
Federal National Mortgage Association Pools, # 745336, 5.000%, due 03/01/36	367,748	353,735
# 252268, 5.500%, due 01/01/09	1,293	1,299
# 688786, 5.500%, due 02/01/18	323,318	328,468
# 244450, 5.500%, due 11/01/23	56,084	55,907
# 762615, 5.500%, due 12/01/23	604,853	604,460
# 688066, 5.500%, due 03/01/33	253,344	251,359
# 408267, 6.000%, due 03/01/28	15,516	15,802
# 323715, 6.000%, due 05/01/29	9,084	9,251
# 708631, 6.000%, due 06/01/33	90,021	91,342
# 933778, 6.000%, due 04/01/38	174,669	176,412
# 984500, 6.000%, due 06/01/38	174,877	176,622
# 619809, 7.000%, due 11/01/31	22,606	23,891
# 578040, 7.500%, due 05/01/31	12,906	13,894
# 124560, 8.000%, due 11/01/22	2,268	2,460
# 411887, 8.000%, due 09/01/27	4,783	5,202
# 7237, 9.500%, due 11/01/09	12,897	13,260

117

UBS U.S. Bond Relationship Fund—Portfolio of investments June 30, 2008 (unaudited)

	Face amount	Value
Bonds — (concluded)
US bonds — (concluded)
Mortgage & agency debt securities — (concluded)
Federal National Mortgage Association Whole Loan, Series 95-W3, Class A, 9.000%, due 04/25/25	$878	$977
Government National Mortgage Association, 5.000%, TBA	250,000	242,188
Government National Mortgage Association Pools, # 2687, 6.000%, due 12/20/28	117,210	119,522
# 2794, 6.000%, due 08/20/29	13,255	13,511
# 486873, 6.500%, due 01/15/29	3,327	3,456
# 781029, 6.500%, due 05/15/29	6,353	6,600
# 781276, 6.500%, due 04/15/31	182,853	189,915
# 780204, 7.000%, due 07/15/25	6,432	6,869
# 421828, 7.000%, due 04/15/26	16,274	17,373
# 2796, 7.000%, due 08/20/29	526,763	560,317
JPMorgan Alternative Loan Trust, Series 06-A4, Class A7, 6.300%, due 09/25/36(3)	750,000	393,743
Morgan Stanley Mortgage Loan Trust, Series 04-4, Class 2A, 6.372%, due 09/25/34(3)	258,697	232,666
WaMu Mortgage Pass-Through Certificates, Series 07-HY1, Class 1A1, 5.714%, due 02/25/37(3)	455,475	423,590
Series 07-HY7, Class LB1, 5.856%, due 07/25/37(3)	424,389	110,777
Wells Fargo Mortgage Backed Securities Trust, Series 07-10, Class 1A1, 6.000%, due 07/25/37	117,211	113,548

Total mortgage & agency debt securities (cost $12,411,040)		10,362,236

US government obligations — 18.83%
US Treasury Bonds, 4.750%, due 02/15/37	595,000	614,430
8.125%, due 08/15/19	85,000	113,528
US Treasury Inflation Indexed Notes (TIPS), 1.625%, due 01/15/18	784,293	796,731
2.375%, due 04/15/11	481,530	510,234
US Treasury Notes, 1.750%, due 03/31/10	1,460,000	1,441,179
2.750%, due 02/28/13	235,000	229,419
4.750%, due 08/15/17	480,000	508,500

Total US government obligations (cost $4,218,109)		4,214,021

Total US bonds (cost $24,505,595)		21,289,589

	Face amount	Value
International bonds — 2.67%
International corporate bonds — 2.67%
Canada — 0.34%
Canadian National Resources, Ltd., 6.750%, due 02/01/39	$75,000	$75,159

Cayman Islands — 0.24%
Transocean, Inc., 6.800%, due 03/15/38	20,000	20,455
7.500%, due 04/15/31	30,000	32,854

		53,309

Luxembourg — 0.51%
Telecom Italia Capital SA, 5.250%, due 11/15/13	120,000	113,358

Netherlands — 0.31%
E.ON International Finance BV, 5.800%, due 04/30/18(1)	70,000	68,670

Switzerland — 0.34%
Credit Suisse, 6.000%, due 02/15/18	80,000	77,033

United Kingdom — 0.93%
Abbey National PLC, 7.950%, due 10/26/29	55,000	55,939
AstraZeneca PLC, 6.450%, due 09/15/37	30,000	30,541
Royal Bank of Scotland Group PLC, 9.118%, due 03/31/10(4)	75,000	75,574
SABMiller PLC, 6.500%, due 07/01/16(1)	45,000	46,470

		208,524

Total international bonds (cost $631,497)		596,053

Total bonds (cost $25,137,092)		21,885,642

	Units
Short-term investment — 5.23%
Other — 5.23%
UBS Supplementary Trust — U.S. Cash Management Prime Fund, 2.71%(5),(6) (cost $1,171,071)	1,171,071	1,171,071

Total investments — 103.03% (cost $26,308,163)		23,056,713
Liabilities, in excess of cash and other assets — (3.03)%		(677,626)

Net assets — 100.00%		$22,379,087

118

UBS U.S. Bond Relationship Fund—Portfolio of investments June 30, 2008 (unaudited)

Notes to portfolio of investments

Aggregate cost for federal income tax purposes, which was the same for book purposes, was $26,308,163; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$118,864
Gross unrealized depreciation	(3,370,314)

Net unrealized depreciation	$(3,251,450)

(1)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid, unless otherwise noted, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2008, the value of these securities amounted to $904,555 or 4.04% of net assets.

(2)	Step bond — Coupon rate increases in increments to maturity. Rate disclosed is as of June 30, 2008. Maturity date disclosed is the ultimate maturity date.
(3)	Floating rate security — The interest rate shown is the current rate as of June 30, 2008.
(4)	Perpetual bond security. The maturity date reflects the next call date.
(5)	Investment in affiliated mutual fund.
(6)	The rate shown reflects the yield at June 30, 2008.
GMAC	General Motors Acceptance Corp.
GSAMP	Goldman Sachs Mortgage Securities Corp.
REMIC	Real Estate Mortgage Investment Conduit
TBA	(To be announced) Security is purchased on a forward commitment basis with an approximate principal amount (generally +/-1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement, when the specific mortgage pools are assigned.
TIPS	Treasury inflation protected securities (“TIPS”) are debt securities issued by the US Treasury whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index (“CPI”). Thus, if inflation occurs, the principal and interest payments on the TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the TIPS generally pay lower interest rates than typical US Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury bond of the same maturity.

Futures contracts

UBS U.S. Bond Relationship Fund had the following open futures contracts as of June 30, 2008:

	Expiration dates	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
US treasury futures buy contracts:
5 Year US Treasury Notes, 7 contracts (USD)	September 2008	$761,972	$773,883	$11,911
10 Year US Treasury Notes, 20 contracts (USD)	September 2008	2,240,548	2,278,437	37,889

US treasury futures sell contracts:
2 Year US Treasury Notes, 34 contracts (USD)	September 2008	(7,162,787)	(7,180,906)	(18,119)
5 Year US Treasury Notes, 39 contracts (USD)	September 2008	(4,237,998)	(4,311,633)	(73,635)

Interest rate futures buy contracts:
90 Day Euro-Dollar, 88 contracts (USD)	June 2009	21,188,141	21,223,400	35,259

Net unrealized depreciation on futures contracts				$(6,695)

The segregated aggregate of cash collateral delivered to broker to cover margin requirements for the open futures positions at June 30, 2008 was $50,941.

Currency type abbreviation:

USD	United States Dollar

See accompanying notes to financial statements.	119

UBS Cash Management Prime Relationship Fund

Portfolio performance

For the six months ended June 30, 2008, UBS Cash Management Prime Relationship Fund (the “Fund”) returned 1.61%, compared to the 0.89% return of the Citigroup US Treasury Bills 30-Day Rate (the “Index”).(1) (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares, while the Index returns do not reflect fees and expenses.)

Portfolio performance summary(2)

•

Throughout the reporting period, we employed a “barbell strategy,” through which the maturities of securities in a portfolio are concentrated at opposite ends of the short-term yield curve. We bought shorter-term securities, while we also sought to extend the Fund’s weighted average maturity with longer-term money market securities maturing within nine to 13 months. Overall, the barbell strategy was a positive contributor to the Fund’s performance.

•

The Fund’s portfolio remained highly diversified, by both weighted average maturity and security type. The Fund held securities with a wide range of maturities, ranging from overnight up to a number of months. In terms of security type, while the Fund is able to generally hold up to 5.0% in any one security (subject to certain exceptions), we typically maintained a greater level of portfolio diversification over the reporting period. We accomplished this by investing in smaller positions, typically purchasing no more than 2.0% to 3.0% in any one non-government issuer.

•

As always, quality, liquidity and yield remained paramount in our selection process for the Fund. This process led us to be highly selective in terms of the types of commercial paper held in the Fund, which benefited performance. During the reporting period, we significantly increased the Fund’s exposure to repurchase agreements as we sought to increase the Fund’s liquidity. (Repurchase agreements are essentially contracts in which the seller of a security agrees to buy it back at a predetermined price and time or upon demand.) This increase helped to reduce the Fund’s risk exposure, benefiting performance.

•

In response to turmoil in certain parts of the asset-backed commercial paper market, we decreased the Fund’s exposure to these securities and increased its exposure to US government and agency obligations, as well as certificates of deposit. This benefited Fund performance. In terms of the Fund’s remaining asset-backed commercial paper holdings, we took a cautious approach, emphasizing multi-seller conduits and shorter maturities. (Commercial paper is a short-term security often backed by a guarantee or a letter of credit from a bank or other entity.)

(1)	Effective April 30, 2008, the name of the Fund formerly known as UBS U.S. Cash Management Prime Relationship Fund was changed to UBS Cash Management Prime Relationship Fund.

(2)	For a detailed commentary on the market environment in general during the reporting period, see page 3.

120

UBS Cash Management Prime Relationship Fund

•

During the reporting period, the Fund did not have any direct or indirect exposure to collateralized debt obligations, or the subprime mortgage market. Direct exposure to the subprime mortgage market would result from owning asset-backed commercial paper programs that are solely invested in subprime mortgages. All of the asset-backed commercial paper—indeed, all of the commercial paper—in which the Fund invests is, as it was at its time of purchase, rated in the highest (or “first tier”) ratings category (for example, A-1, P-1, or F-1) by at least two nationally recognized ratings services, or, if unrated, deemed to be of equivalent quality.(3)

All of the asset-backed commercial paper programs in which the Fund invested were sponsored by well-regarded, high-quality financial institutions. We continue to monitor the stresses in the fixed income markets closely, and continue to try to discern the indirect risks to the Fund.

(3)	Examples of more well-known ratings services are Moody’s Investors Service, Standard and Poor’s (a division of The McGraw-Hill Companies) and Fitch Ratings.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended June 30, 2008. The views and opinions in the letter were current as of August 15, 2008. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

121

UBS Cash Management Prime Relationship Fund—Portfolio of investments June 30, 2008 (unaudited)

	Units	Value
Short-term investment — 100.13%
Other — 100.13%
UBS Supplementary Trust — U.S. Cash Management Prime Fund, 2.71%(1),(2) (cost $529,968,184)	529,968,184	$529,968,184

Total investments — 100.13% (cost $529,968,184)(3)		529,968,184
Liabilities, in excess of cash and other assets — (0.13)%		(678,783)

Net assets — 100.00%		$529,289,401

Notes to portfolio of investments

(1)	Investment in affiliated mutual fund.
(2)	The rate shown reflects the yield at June 30, 2008.
(3)	Aggregate cost for federal income tax purposes, which was the same for book purposes.

122	See accompanying notes to financial statements.

UBS U.S. Securitized Mortgage Relationship Fund

Portfolio performance

For the six months ended June 30, 2008, UBS U.S. Securitized Mortgage Relationship Fund (the “Fund”) declined 20.59%. For purposes of comparison, the Lehman Brothers MBS Fixed Rate Index (the “Index”) returned 1.93% during the same time period. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares, while the Index returns do not reflect fees and expenses.)

The Fund’s performance was negatively affected by security selection. The Fund has exposure to non-index, non-agency mortgage-backed securities (MBS) and home equity asset-backed securities (ABS), both of which performed poorly in the wake of the deterioration in the US housing market.

Portfolio performance summary(1)

•

The Fund’s exposure to mortgage-backed securities (MBS), commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS) were dragged down by the ongoing events in the subprime mortgage market.

•

The Fund’s exposure to non-agency, or private label, mortgage-backed securities hurt performance. These securities performed poorly as delinquencies and defaults in the US housing market increased beyond market expectations and the demand for non-guaranteed mortgage securities waned.

•

The Fund’s Alt-A home equity asset-backed securities (ABS) were negative contributors to performance. The Fund has exposure to relatively high-rated (“Alt A”) borrowers’ home equity loan ABS(2). However, given the rapid deterioration in the US housing market, the Alt-A market came under increased scrutiny. In particular, questions arose regarding not only the creditworthiness of the borrowers, but also the standards of the lenders, of these securities. It was our belief that the higher yields offered by these securities would more than offset the level of borrower defaults. However, the subpar standards practiced by a number of mortgage underwriters and the ongoing weakness in the housing market caused default rates to be far higher than the market, or we, had expected.

•	We proactively managed the Fund’s portfolio to seek to take advantage of areas where we felt there were attractive opportunities.

•

During the first half of the reporting period, we added agency mortgage-backed securities to the portfolio, as their spreads—that is, the difference between the yields paid on these securities versus those paid on US Treasury bonds—had reached historically wide levels.

•	During the second half of the period, we actively reduced the Fund’s CMBS and non-agency positions as those markets continued to be volatile.

(1)	For a detailed commentary on the market environment in general during the reporting period, see page 3.

(2)	Alt A borrowers generally have better borrower characteristics than sub-prime borrowers, but don’t meet Fannie Mae and Freddie Mac standards for credit scores.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended June 30, 2008. The views and opinions in the letter were current as of August 15, 2008. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

123

UBS U.S. Securitized Mortgage Relationship Fund

Average annual total return (unaudited)

	6 months ended 06/30/08	1 year ended 06/30/08	5 years ended 06/30/08	Inception 09/26/01(1) to 06/30/08
UBS U.S. Securitized Mortgage Relationship Fund	-20.59%	-24.05%	-2.76%	-0.47%
Lehman Brothers MBS Fixed Rate Index(2)	1.93	7.83	4.56	4.92

(1)	Performance inception date of UBS U.S. Securitized Mortgage Relationship Fund.

(2)

Lehman Brothers MBS Fixed Rate Index covers the 15-year, 30-year, and balloon mortgage-backed pass-through securities of the Government National Mortgage Association (Ginnie Mae), Freddie Mac (formerly known as Federal Home Loan Mortgage Corporation or FHLMC), and Fannie Mae (formerly known as Federal National Mortgage Association or FNMA). Investors should note that indices do not reflect fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

124

UBS U.S. Securitized Mortgage Relationship Fund

Top ten long-term fixed income holdings (unaudited)

June 30, 2008

Percentage of net assets
Federal National Mortgage Association Pools, # 888417, 6.500%, due 01/01/36	2.7%
WaMu Mortgage Pass-Through Certificates, Series 07-HY1, Class 1A1, 5.714%, due 02/25/37	1.6
WaMu Mortgage Pass-Through Certificates, Series 07-HY7, Class 2A2, 5.878%, due 07/25/37	1.6
Federal Home Loan Mortgage Corp. Gold Pools, # A58506, 5.500%, due 03/01/37	1.3
WaMu Mortgage Pass-Through Certificates, Series 07-HY5, Class 1A1, 5.527%, due 05/25/37	1.3
Federal Home Loan Mortgage Corp. Gold Pools, # G03408, 5.000%, due 12/01/36	1.3
Bear Stearns Commercial Mortgage Securities Trust, Series 07-PW15, Class A4, 5.331%, due 02/11/44	1.3
Federal Home Loan Mortgage Corp. Gold Pools, # G12379, 4.500%, due 06/01/21	1.3
Federal Home Loan Mortgage Corp. Gold Pools, # G02922, 5.500%, due 04/01/37	1.2
Federal National Mortgage Association Pools, # 973576, 6.000%, due 03/01/38	1.2
Total	14.8%

Industry diversification (unaudited)

As a percentage of net assets

As of June 30, 2008

Bonds
US bonds
Asset-backed securities	7.04%
Collateralized debt obligations	1.67
Commercial mortgage-backed securities	13.72
Mortgage & agency debt securities	74.01
Stripped mortgage-backed securities	0.70

Total US bonds	97.14
International bonds
International collateralized debt obligations	1.24

Total bonds	98.38
Short-term investment	4.51

Total investments	102.89
Liabilities, in excess of cash and other assets	(2.89)

Net assets	100.00%

125

UBS U.S. Securitized Mortgage Relationship Fund—Portfolio of investments June 30, 2008 (unaudited)

	Face amount	Value
Bonds — 98.38%
US bonds — 97.14%
Asset-backed securities — 7.04%
AmeriCredit Automobile Receivables Trust, Series 08-AF, Class A2A, 4.470%, due 01/12/12	$6,800,000	$6,799,737
Citibank Credit Card Issuance Trust, Series 02-A8, Class A8, 2.638%, due 11/07/11(1)	7,225,000	7,196,506
Series 03-A9, Class A9, 2.775%, due 11/22/10(1)	6,350,000	6,343,105
CNH Equipment Trust, Series 05-B, Class A4A, 2.531%, due 05/16/11(1)	1,500,000	1,489,476
Conseco Finance, Series 01-C, Class M2, 3.621%, due 08/15/33(1)	1,050,944	441,502
Countrywide Asset-Backed Certificates, Series 04-SD1, Class A1, 2.823%, due 06/25/33(1),(2)	468,572	410,891
Series 06-S9, Class A5, 5.871%, due 08/25/36(1)	2,300,000	997,111
CS First Boston Alternative Mortgage Product, Series 05-AGE1, Class A2, 4.640%, due 02/25/32(3)	7,034,305	7,029,921
Drive Auto Receivables Trust, Series 06-2, Class A2, 5.300%, due 07/15/11(2)	491,394	488,928
Fieldstone Mortgage Investment Corp., Series 06-S1, Class A, 2.703%, due 01/25/37(1),(2)	27,545,369	7,712,703
First Franklin Mortgage Loan Asset Backed Certificates, Series 06-FFA, Class A3, 2.603%, due 09/25/26(1)	4,076,922	1,294,864
Series 06-FFB, Class A2, 2.613%, due 12/25/26(1)	1,563,618	469,085
Series 05-FFA, Class M2, 5.475%, due 03/25/25(3)	5,559,000	1,056,210
Series 06-FFB, Class A3, 5.555%, due 12/25/26(3)	16,000,000	2,338,616
Ford Credit Auto Owner Trust, Series 06-C, Class C, 5.470%, due 09/15/12	3,400,000	2,950,214
GSAMP Trust, Series 06-S6, Class A2, 5.552%, due 10/25/36(3)	8,100,000	2,025,000
Series 06-S2, Class A3, 5.628%, due 01/25/36(3)	16,000,000	2,400,000
Harley-Davidson Motorcycle Trust, Series 07-2, Class B, 5.230%, due 03/15/14	11,000,000	10,270,569
Home Equity Mortgage Trust, Series 06-3, Class A1, 5.472%, due 09/25/36(1)	3,140,188	1,102,991
Series 05-4, Class M1, 5.484%, due 01/25/36(3)	5,000,000	2,814,051
Series 06-5, Class A1, 5.500%, due 01/25/37(3)	6,861,274	2,126,995

	Face amount	Value
Asset-backed securities — (concluded)
Series 06-3, Class A2, 5.594%, due 09/25/36(1)	$4,000,000	$680,000
Series 06-4, Class A1, 5.671%, due 11/25/36(3)	58,365	18,093
Series 06-4, Class A2, 5.730%, due 11/25/36(3)	5,000,000	800,000
IndyMac Seconds Asset Backed Trust, Series 06-1, Class A4, 6.166%, due 05/25/36(3)	9,368,051	468,403
Irwin Home Equity Corp., Series 05-C, Class 1M3, 6.150%, due 04/25/30(3),(4)	5,000,000	1,000,000
Merrill Lynch Mortgage Investors, Inc., Series 06-SL2, Class A, 2.633%, due 05/25/37(1)	2,752,395	1,156,006
Series 06-SL1, Class A, 2.663%, due 09/25/36(1)	1,137,294	534,528
Morgan Stanley Mortgage Loan Trust, Series 06-10SL, Class A1, 2.613%, due 08/25/36(1)	3,778,726	1,700,427
Series 06-4SL, Class A1, 2.633%, due 03/25/36(1)	4,800,564	2,160,254
Series 06-14SL, Class A1, 2.643%, due 11/25/36(1)	8,843,708	3,537,483
Nomura Asset Acceptance Corp., Series 06-S4, Class A1, 2.653%, due 08/25/36(1)	4,966,082	1,092,538
SACO I Trust, Series 06-5, Class 1A, 2.633%, due 04/25/36(1)	6,329,926	1,889,640
Series 06-5, Class 2A1, 2.633%, due 05/25/36(1),(4)	2,492,640	666,045
Series 06-3, Class A1, 2.663%, due 04/25/36(1)	1,078,029	415,736
Structured Asset Securities Corp., Series 05-S7, Class M5, 3.133%, due 12/25/35(1),(2)	1,250,000	48,625
Terwin Mortgage Trust, Series 06-1, Class 2M2, 4.250%, due 01/25/37(2),(3),(4)	3,500,000	103,250
WaMu Asset-Backed Certificates, Series 07-HE3, Class M1, 2.823%, due 05/25/47(1)	10,000,000	1,525,000
Washington Mutual Master Note Trust, Series 07-A5A, Class A5, 3.221%, due 10/15/14(1),(2)	16,500,000	15,655,200

Total asset-backed securities (cost $218,361,877)		101,209,703

Collateralized debt obligations — 1.67%
Abacus Ltd., Series 06-13A, Class G, 3.283%, due 09/28/46(1),(2),(4)	5,000,000	1,225,000
Series 06-13A, Class H, 3.783%, due 09/28/46(1),(2),(4)	4,350,000	1,087,500
Series 06-10A, Class H, 3.983%, due 10/30/45(1),(2),(4)	4,900,000	2,241,750
Ansonia CDO Ltd., Series 06-1A, Class G, 7.149%, due 07/28/46(2),(4)	8,752,000	1,575,360

126

UBS U.S. Securitized Mortgage Relationship Fund—Portfolio of investments June 30, 2008 (unaudited)

	Face amount	Value
Bonds — (continued)
US bonds — (continued)
Collateralized debt obligations — (concluded)
Series 06-1A, Class H, 7.445%, due 07/28/46(2),(4)	$6,218,000	$932,700
Calculus SCRE Trust, Series 06-8, Class Note, 4.432%, due 10/01/37(1),(2),(4)	4,200,000	420,000
Commercial Industrial Finance Corp., Series 07-1A, Class A3L, 3.466%, due 05/10/21(1),(2),(4)	5,400,000	3,062,340
G-Force CDO Ltd., Series 06-1A, Class A3, 5.600%, due 09/27/46(2),(4)	12,373,000	8,413,640
Greywolf CLO Ltd., Series 07-1A, Class C, 3.419%, due 02/18/21(1),(2),(4)	8,900,000	5,001,800

Total collateralized debt obligations (cost $59,285,472)		23,960,090

Commercial mortgage-backed securities — 13.72%
Banc of America Commercial Mortgage, Inc., Series 06-6, Class A2, 5.309%, due 10/10/45	7,230,000	7,133,650
Series 07-4, Class AJ, 6.003%, due 02/10/51(1)	11,900,000	9,503,158
Bear Stearns Commercial Mortgage Securities Trust, Series 07-BBA8, Class MS-2, 2.801%, due 03/15/22(1),(2)	16,040,496	14,837,459
Series 07-BBA8, Class MS-3, 2.851%, due 03/15/22(1),(2)	2,509,503	2,293,058
Series 07-BBA8, Class MS-4, 2.971%, due 03/15/22(1),(2)	2,000,000	1,792,500
Series 07-PW15, Class A4, 5.331%, due 02/11/44	20,000,000	18,499,126
Commercial Mortgage Pass-Through Certificates, Series 06-C8, Class A4, 5.306%, due 12/10/46	7,500,000	7,043,275
Credit Suisse Mortgage Capital Certificates, Series 06-TF2A, Class SVE, 3.021%, due 10/15/21(1),(2)	15,500,000	12,710,000
GE Capital Commercial Mortgage Corp., Series 06-C1, Class A4, 5.518%, due 03/10/44(1)	15,000,000	14,338,605
Greenwich Capital Commercial Funding Corp., Series 06-RR1, Class A1, 5.962%, due 03/18/49(1),(2)	10,000,000	6,864,063
Series 06-GG7, Class A4, 6.112%, due 07/10/38(1)	9,000,000	8,878,236
GS Alternative Mortgage Product II, Series 06-CC1, Class A, 5.499%, due 03/21/46(1),(2)	19,330,503	13,830,975
Series 07-GKK1, Class A1, 5.700%, due 12/20/49(1),(2),(4)	23,075,000	13,863,460
Series 06-RR2, Class A1, 5.811%, due 06/23/46(1),(2)	15,707,479	11,932,972

	Face amount	Value
Commercial mortgage-backed securities — (concluded)
Series 06-RR2, Class H, 5.811%, due 06/23/46(1),(2)	$3,991,000	$1,372,505
Merrill Lynch Mortgage Trust, Series 05-LC1, Class A4, 5.291%, due 01/12/44(1)	14,125,000	13,590,896
Structured Asset Securities Corp., Series 07-BHC1, Class A1, 5.699%, due 12/18/49(1),(2)	22,000,000	15,097,984
Wachovia Bank Commercial Mortgage Trust, Series 07-WHL8, Class LXR1, 3.171%, due 06/15/20(1),(2),(4)	10,721,129	9,327,383
Series 06-C23, Class A4, 5.418%, due 01/15/45(1)	15,000,000	14,323,306

Total commercial mortgage-backed securities (cost $234,983,039)		197,232,611

Mortgage & agency debt securities — 74.01%
Adjustable Rate Mortgage Trust, Series 05-3, Class CB1, 5.346%, due 07/25/35(1)	10,387,642	3,116,293
Series 05-11, Class CB2, 5.433%, due 02/25/36(1),(4)	4,361,988	218,099
Series 05-12, Class CB2, 5.713%, due 03/25/36(1),(4)	4,629,844	138,895
American Home Mortgage Investment Trust, Series 06-3, Class 4A, 2.673%, due 11/25/35(1)	5,524,976	2,806,089
Series 06-1, Class 2M1, 5.300%, due 12/25/35(1)	7,808,603	559,272
Banc of America Funding Corp., Series 06-I, Class SB2, 4.736%, due 12/20/36(1)	1,036,561	399,698
Series 06-F, Class B1, 5.608%, due 07/20/36(1)	8,235,319	3,411,258
Series 06-I, Class 5A2, 5.713%, due 10/20/46(1)	18,485,000	15,342,550
Series 07-C, Class XB1, 5.727%, due 05/20/36(1)	2,395,448	896,137
Series 07-C, Class XB2, 5.727%, due 05/20/36(1)	5,113,282	1,388,767
Series 07-C, Class XB3, 5.727%, due 05/20/36(1)	7,030,638	1,495,417
Series 07-C, Class XB4, 5.727%, due 05/20/36(1)	4,955,582	797,353
Series 06-J, Class 5A2, 5.730%, due 01/20/47(1)	15,250,000	12,810,000
Series 07-C, Class 1A4, 5.758%, due 05/20/36(1)	11,875,000	9,564,967
Series 06-5, Class B2, 5.966%, due 09/25/36(1)	2,215,418	856,038
Series 06-J, Class B2, 6.012%, due 01/20/47(1)	1,597,301	314,189
Series 06-J, Class B3, 6.012%, due 01/20/47(1)	1,322,765	152,779
Series 06-R2, Class A2, 6.054%, due 07/28/46(1),(2)	11,500,000	3,203,900

127

UBS U.S. Securitized Mortgage Relationship Fund—Portfolio of investments June 30, 2008 (unaudited)

	Face amount	Value
Bonds — (continued)
US bonds — (continued)
Mortgage & agency debt securities — (continued)
Series 07-2, Class B1, 6.074%, due 03/25/37(1)	$4,767,273	$1,666,162
Series 07-2, Class B2, 6.074%, due 03/25/37(1)	4,205,721	1,007,691
Series 06-7, Class 1B2, 6.250%, due 09/25/36	1,810,648	661,792
Series 06-7, Class 1B3, 6.250%, due 09/25/36	987,537	275,720
Banc of America Mortgage Securities, Inc., Series 06-3, Class 30B1, 6.250%, due 10/25/36	6,676,532	3,025,137
Bear Stearns Adjustable Rate Mortgage Trust, Series 05-3, Class B1, 5.179%, due 06/25/35(1)	7,020,908	4,284,948
Series 05-1, Class 4A1, 5.349%, due 03/25/35(1)	17,755,939	16,633,020
Series 05-1, Class B1, 5.537%, due 03/25/35(1)	7,459,896	3,879,146
Series 07-3, Class 2A1, 5.632%, due 05/25/47(1)	4,327,216	3,987,031
Bear Stearns Alt-A Trust, Series 05-2, Class 2B2, 5.480%, due 04/25/35(1)	5,567,999	2,670,030
Chase Mortgage Finance Corp., Series 07-S2, Class M, 5.869%, due 12/30/08	7,730,875	4,182,094
Series 07-S2, Class B2, 5.873%, due 03/25/37(1)	1,486,733	410,323
Citicorp Mortgage Securities, Inc., Series 06-5, Class B2, 5.916%, due 10/25/36(1)	2,753,091	1,651,855
Series 06-5, Class B3, 5.916%, due 10/25/36(1)	1,651,659	293,170
Series 06-3, Class B1, 5.944%, due 06/25/36(1)	4,868,409	2,677,625
Series 06-3, Class B2, 5.944%, due 06/25/36(1)	3,084,624	697,896
Series 07-6, Class B2, 5.967%, due 07/25/37(1)	1,388,102	595,496
Series 07-6, Class B3, 5.967%, due 07/25/37(1)	1,400,000	440,720
Series 94-3, Class A13, 6.500%, due 02/25/24	46,181	45,976
Citigroup Mortgage Loan Trust, Inc., Series 07-AR4, Class 2B1, 5.716%, due 03/25/37(1)	6,916,841	2,651,541
Series 06-AR7, Class 1B1, 5.972%, due 07/25/46(1)	4,727,621	656,974
Series 06-AR6, Class 1B1, 6.058%, due 08/25/36(1)	12,163,899	2,385,869
Series 07-AR4, Class 1B3, 6.081%, due 03/25/37(1)	3,565,135	784,330
Countrywide Alternative Loan Trust, Series 05-79CB, Class M, 5.500%, due 01/25/36	5,987,075	1,100,484

	Face amount	Value
Mortgage & agency debt securities — (continued)
Series 06-45T1, Class M1, 6.000%, due 02/25/37	$2,985,873	$636,079
Series 04-J11, Class 3A1, 7.250%, due 08/25/32	1,259,025	1,196,914
Series 05-J2, Class 2A1, 7.500%, due 12/25/34	1,409,170	1,133,954
Countrywide Home Loan Mortgage Pass-Through Trust, Series 06-17, Class M, 6.000%, due 12/25/36	12,085,037	8,486,939
Series 06-18, Class M, 6.000%, due 12/25/36	12,059,241	3,451,751
Series 06-19, Class B1, 6.000%, due 01/25/37	7,394,610	1,262,527
Series 06-19, Class B2, 6.000%, due 01/25/37	3,697,305	389,237
Series 06-19, Class M, 6.000%, due 01/25/37	19,086,844	5,726,053
Series 06-13, Class B1, 6.250%, due 09/25/36	1,115,699	55,785
Series 06-J4, Class B1, 6.250%, due 09/25/36	1,811,400	144,133
Series 06-16, Class B1, 6.253%, due 11/25/36(1)	1,726,183	316,582
Series 06-16, Class M1, 6.253%, due 11/25/36(1)	5,918,340	2,938,456
Series 06-16, Class M2, 6.253%, due 11/25/36(1)	10,850,290	4,176,277
Credit Suisse Mortgage Capital Certificates, Series 06-4, Class CB1, 5.753%, due 05/25/36(1)	1,804,067	270,610
Series 06-2, Class CB3, 5.858%, due 03/25/36(1)	1,089,257	163,389
Series 06-7, Class B1, 6.317%, due 08/25/36(1)	7,429,608	1,300,181
Series 06-2, Class 3A1, 6.500%, due 03/25/36	12,754,071	12,462,796
Federal Home Loan Mortgage Corp. Conventional Pools, # 1G1641, 5.360%, due 03/01/37(1)	15,195,235	15,329,417
# 846752, 5.764%, due 03/01/30(1)	784,701	790,643
Federal Home Loan Mortgage Corp. Gold Pools, # G12379, 4.500%, due 06/01/21	18,619,117	18,109,419
# G03408, 5.000%, due 12/01/36	19,536,190	18,761,229
# E01253, 5.500%, due 12/01/17	280,058	283,824
# B19364, 5.500%, due 06/01/20	931,012	940,768
# A58506, 5.500%, due 03/01/37	19,278,326	19,010,236
# G02922, 5.500%, due 04/01/37	18,178,902	17,937,463
# E73953, 6.000%, due 12/01/13	583,637	597,984
# G01457, 6.000%, due 08/01/29	4,226,294	4,309,416
# C56030, 6.000%, due 03/01/31	20,883	21,275
# C64976, 6.000%, due 03/01/32	1,675,394	1,705,728
# A68767, 6.000%, due 11/01/37	9,359,816	9,464,931
# A72312, 6.000%, due 02/01/38	13,822,432	13,977,664
# G03910, 6.000%, due 02/01/38	14,643,446	14,807,891
# A75461, 6.000%, due 04/01/38	9,880,710	9,991,675

128

UBS U.S. Securitized Mortgage Relationship Fund—Portfolio of investments June 30, 2008 (unaudited)

	Face amount	Value
Bonds — (continued)
US bonds — (continued)
Mortgage & agency debt securities — (continued)
# A75844, 6.000%, due 05/01/38	$10,685,995	$10,806,004
# A77105, 6.000%, due 05/01/38	10,137,436	10,251,285
# C55783, 6.500%, due 01/01/29	482,643	502,844
# C00712, 6.500%, due 02/01/29	6,730,902	7,010,524
# C00742, 6.500%, due 04/01/29	5,245	5,464
# C52552, 6.500%, due 07/01/29	1,009,124	1,051,362
# G01717, 6.500%, due 11/01/29	234,149	243,950
# C64678, 6.500%, due 03/01/32	2,986,049	3,105,433
# C01404, 6.500%, due 10/01/32	4,065,726	4,225,735
# G03916, 6.500%, due 02/01/38	6,711,634	6,925,437
# G04285, 6.500%, due 03/01/38	13,247,409	13,669,411
# G10690, 7.000%, due 07/01/12	169,947	178,275
# G01449, 7.000%, due 07/01/32	2,923,907	3,090,568
# A42769, 7.000%, due 02/01/36	1,436,982	1,508,106
# G10247, 7.500%, due 08/01/09	2,736	2,764
# E20253, 7.500%, due 07/01/11	195,487	203,333
# G00194, 7.500%, due 02/01/24	874,189	946,085
# C00335, 7.500%, due 05/01/24	681,700	738,263
# C00410, 8.000%, due 07/01/25	106,803	115,723
# C37436, 8.000%, due 01/01/30	33,453	36,232
# G01715, 8.000%, due 02/01/34	1,588,429	1,720,379
Federal Home Loan Mortgage Corp. REMICs, Series 1595, Class D, 7.000%, due 10/15/13	95,505	99,232
Federal Home Loan Mortgage Corp. Structured Pass-Through Securities, Series T-42, Class A5, 7.500%, due 02/25/42	2,959,008	3,161,521
Federal National Mortgage Association Grantor Trust, Series 01-T5, Class A3, 7.500%, due 06/19/30(1)	1,389,305	1,464,750
Series 01-T4, Class A1, 7.500%, due 07/25/41	1,865,168	1,983,457
Series 01-T10, Class A2, 7.500%, due 12/25/41	2,866,940	2,997,964
Federal National Mortgage Association Pools, # 735646, 4.500%, due 07/01/20	16,009,363	15,616,133
# 254977, 5.000%, due 10/01/10	556,730	563,984
# 745275, 5.000%, due 02/01/36	6,300,269	6,060,194
# 745336, 5.000%, due 03/01/36	13,075,501	12,577,253
# 244450, 5.500%, due 11/01/23	135,153	134,728
# 555591, 5.500%, due 07/01/33	6,949,749	6,890,975
# 747371, 5.500%, due 10/01/33	3,387,729	3,359,079
# 802481, 5.500%, due 11/01/34	3,549,583	3,512,908
# 357886, 5.500%, due 07/01/35	11,805,059	11,672,021
# 954882, 5.500%, due 11/01/37	13,718,785	13,539,830
# 254274, 6.000%, due 03/01/12	531,102	549,684
# 254403, 6.000%, due 08/01/17	49,381	50,792
# 804863, 6.000%, due 01/01/20	2,222,051	2,280,658
# 809442, 6.000%, due 02/01/20	1,278,706	1,312,432
# 629268, 6.000%, due 02/01/22	1,526,430	1,558,773
# 408267, 6.000%, due 03/01/28	1,028,063	1,046,997
# 323715, 6.000%, due 05/01/29	700,591	713,494
# 522564, 6.000%, due 07/01/29	999,920	1,018,649

	Face amount	Value
Mortgage & agency debt securities — (continued)
# 585325, 6.000%, due 07/01/29	$1,263,468	$1,287,134
# 545061, 6.000%, due 12/01/29	3,462,212	3,525,979
# 708631, 6.000%, due 06/01/33	64,301	65,244
# 799512, 6.000%, due 11/01/34	5,122,634	5,188,167
# 807964, 6.000%, due 01/01/35	2,641,675	2,675,470
# 941194, 6.000%, due 06/01/37	8,650,613	8,737,815
# 933515, 6.000%, due 02/01/38	14,692,202	14,838,837
# 969695, 6.000%, due 02/01/38	13,586,742	13,722,344
# 962277, 6.000%, due 03/01/38	9,997,350	10,097,123
# 970064, 6.000%, due 03/01/38	3,639,271	3,675,593
# 972562, 6.000%, due 03/01/38	14,236,470	14,378,557
# 973576, 6.000%, due 03/01/38	17,525,720	17,700,635
# 889406, 6.000%, due 04/01/38	13,803,070	13,940,831
# 933748, 6.000%, due 04/01/38	11,012,388	11,122,291
# 962580, 6.000%, due 04/01/38	7,086,580	7,157,308
# 962631, 6.000%, due 04/01/38	6,920,456	6,989,526
# 962726, 6.000%, due 04/01/38	13,710,740	13,847,580
# 969972, 6.000%, due 04/01/38	11,896,002	12,014,730
# 984500, 6.000%, due 06/01/38	9,998,357	10,098,145
# 535059, 6.500%, due 12/01/14	1,285,642	1,339,786
# 323698, 6.500%, due 04/01/16	691,874	720,488
# 652185, 6.500%, due 06/01/17	1,718,615	1,799,151
# 754422, 6.500%, due 10/01/18	163,480	167,322
# 888417, 6.500%, due 01/01/36	36,903,810	38,402,307
# 888814, 6.500%, due 08/01/37	9,074,289	9,352,919
# 675469, 7.000%, due 04/01/18	157,623	161,551
# 253824, 7.000%, due 03/01/31	229,447	243,582
# 619809, 7.000%, due 11/01/31	1,059,611	1,119,830
# 636812, 7.000%, due 04/01/32	2,187,460	2,312,132
# 643782, 7.000%, due 06/01/32	441,622	462,499
# 754499, 7.000%, due 10/01/33	673,315	705,565
# 754504, 7.000%, due 01/01/34	717,670	751,820
# 303816, 7.500%, due 03/01/16	287,276	311,019
# 578040, 7.500%, due 05/01/31	146,265	157,465
# 124560, 8.000%, due 11/01/22	375,819	407,753
# 7237, 9.500%, due 11/01/09	147,935	152,097
Federal National Mortgage Association REMICs, Series 05-109, Class PB, 6.000%, due 01/25/34	12,000,000	12,414,438
Series 93-106, Class Z, 7.000%, due 06/25/13	94,495	98,495
Federal National Mortgage Association Whole Loan, Series 03-W6, Class 6A, 6.034%, due 08/25/42(1)	1,346,002	1,335,259
Series 04-W1, Class 3A, 6.121%, due 01/25/43(1)	1,583,553	1,564,944
Series 01-W3, Class A, 7.000%, due 09/25/41(1)	1,883,805	1,970,037
Series 04-W12, Class 1A3, 7.000%, due 07/25/44	1,489,167	1,588,623
Series 04-W15, Class 1A3, 7.000%, due 08/25/44	1,578,473	1,634,151
Series 02-W1, Class 2A, 7.500%, due 02/25/42(1)	290,511	305,457
Series 04-W8, Class 3A, 7.500%, due 06/25/44	2,564,991	2,760,335
Series 95-W3, Class A, 9.000%, due 04/25/25	113,102	125,977

129

UBS U.S. Securitized Mortgage Relationship Fund—Portfolio of investments June 30, 2008 (unaudited)

	Face amount	Value
Bonds — (continued)
US bonds — (continued)
Mortgage & agency debt securities — (continued)
First Horizon Asset Securities, Inc., Series 04-FL1, Class 1A1, 2.753%, due 02/25/35(1)	$252,137	$234,047
Series 07-AR2, Class B1, 5.886%, due 08/25/37(1)	5,717,982	1,286,546
Series 07-AR2, Class B2, 5.886%, due 08/25/37(1)	2,540,549	254,055
Series 07-AR2, Class B3, 5.886%, due 08/25/37(1)	1,695,030	84,752
Series 07-AR3, Class 1A1, 6.129%, due 11/25/37(1)	14,039,995	13,525,946
GMAC Mortgage Corp. Loan Trust, Series 06-AR2, Class 3A1, 6.056%, due 05/19/36(1)	11,243,476	10,767,554
Series 1982, Class 7, 11.625%, due 10/01/12(5)	9,290	9,290
Government National Mortgage Association Pools, # 2643, 6.000%, due 09/20/28	349,617	356,512
# 2671, 6.000%, due 11/20/28	115,829	118,114
# 2687, 6.000%, due 12/20/28	58,972	60,135
# 495814, 6.000%, due 01/15/29	66,467	67,822
# 2713, 6.000%, due 02/20/29	1,605,264	1,636,169
# 2794, 6.000%, due 08/20/29	103,337	105,326
# 403384, 6.000%, due 08/20/33	1,681,739	1,709,124
# 508540, 6.000%, due 02/20/34	2,052,776	2,082,411
# 780680, 6.500%, due 11/15/27	963,712	1,001,837
# 474676, 6.500%, due 10/15/28	320,599	333,282
# 477475, 6.500%, due 10/15/28	242,451	252,043
# 482837, 6.500%, due 11/15/28	264,416	274,876
# 486873, 6.500%, due 01/15/29	30,150	31,324
# 781029, 6.500%, due 05/15/29	566,615	588,676
# 589498, 6.500%, due 09/15/32	323,346	335,733
# 780529, 7.000%, due 03/15/12	289,949	304,123
# 780204, 7.000%, due 07/15/25	858,872	917,190
# 421828, 7.000%, due 04/15/26	259,759	277,293
# 780584, 7.000%, due 06/15/27	71,069	75,836
# 780520, 8.000%, due 09/15/17	957,342	1,039,998
# 338523, 8.000%, due 12/15/22	4,354	4,755
# 780338, 8.000%, due 12/15/22	35,616	38,903
# 780339, 8.000%, due 12/15/23	42,896	46,893
GSMPS Mortgage Loan Trust, Series 04-4, Class 1AF, 2.883%, due 06/25/34(1),(2)	3,255,964	3,047,910
GSR Mortgage Loan Trust, Series 05-4F, Class 3A1, 6.500%, due 04/25/20	5,130,715	5,182,022
HSBC Asset Loan Obligation, Series 07-2, Class 1A1, 5.500%, due 09/25/37	7,911,594	7,198,123
IndyMac INDA Mortgage Loan Trust, Series 05-AR7, Class B1, 5.307%, due 06/25/35(1)	6,486,182	1,977,405
Series 05-AR23, Class 1B3, 5.447%, due 11/25/35(1)	3,942,950	291,841
Series 07-AR1, Class B1, 5.820%, due 03/25/37(1)	5,345,841	2,138,336

	Face amount	Value
Mortgage & agency debt securities — (continued)
Series 07-AR3, Class B1, 5.980%, due 07/25/37(1)	$6,206,145	$4,202,823
Series 07-AR3, Class B2, 5.980%, due 07/25/37(1)	3,978,579	2,328,687
Series 07-AR3, Class B3, 5.980%, due 07/25/37(1)	2,545,932	1,137,691
Series 07-AR4, Class B3, 6.093%, due 08/25/37(1)	2,580,791	1,104,406
Series 07-AR5, Class B2, 6.223%, due 09/25/37(1)	3,998,265	1,318,388
Series 07-AR5, Class B3, 6.223%, due 09/25/37(1)	2,420,844	591,388
IndyMac INDX Mortgage Loan Trust, Series 04-AR4, Class B1, 5.225%, due 08/25/34(1)	5,096,747	1,725,249
Series 05-AR3, Class B1, 5.768%, due 04/25/35(1)	5,805,986	2,467,544
Series 05-AR1, Class B1, 5.841%, due 03/25/35(1)	7,860,740	4,711,948
Series 06-AR25, Class B1, 6.262%, due 09/25/36(1)	5,964,873	524,216
JP Morgan Mortgage Trust, Series 06-A6, Class 3A3L, 5.615%, due 10/25/36(1)	5,000,000	4,032,196
JPMorgan Alternative Loan Trust, Series 05-S1, Class 1A5, 6.000%, due 12/25/35	4,148,612	3,597,625
Series 06-A4, Class A7, 6.300%, due 09/25/36(1)	16,000,000	8,399,840
Series 05-S1, Class 1A10, 6.500%, due 12/25/35	2,639,583	2,325,980
Lehman Mortgage Trust, Series 06-1, Class 3A5, 5.500%, due 02/25/36	6,942,000	4,762,733
Lehman Structured Securities Corp., Series 07-1, Class M3, 5.066%, due 10/28/34(1),(2)	8,092,907	5,260,389
Series 07-1, Class M4, 5.066%, due 10/28/34(1),(2)	3,045,738	1,037,987
Series 07-1, Class M5, 5.066%, due 10/28/34(1),(2)	2,777,939	1,527,866
MASTR Alternative Loans Trust, Series 04-4, Class B1, 5.577%, due 05/25/34(1)	3,684,332	1,842,166
Merrill Lynch Mortgage Investors, Inc., Series 06-F1, Class M1, 6.000%, due 04/25/36	3,663,205	2,616,428
MLCC Mortgage Investors, Inc., Series 07-1, Class M1, 6.113%, due 01/25/37(1)	999,536	649,699
Morgan Stanley Mortgage Loan Trust, Series 06-7, Class 4A4, 6.000%, due 06/25/36	5,472,884	5,132,963
Series 04-4, Class 2A, 6.372%, due 09/25/34(1)	4,494,856	4,042,561
Residential Accredit Loans, Inc., Series 06-QS5, Class M1, 6.000%, due 05/25/36	18,478,885	2,816,921

130

UBS U.S. Securitized Mortgage Relationship Fund—Portfolio of investments June 30, 2008 (unaudited)

	Face amount	Value
Bonds — (continued)
US bonds — (continued)
Mortgage & agency debt securities — (continued)
Residential Funding Mortgage Securities I, Series 05-SA2, Class M1, 5.090%, due 06/25/35(1)	$10,170,662	$3,051,199
Series 06-SA3, Class M1, 5.998%, due 09/25/36(1)	2,482,072	445,284
Series 06-S6, Class M1, 6.000%, due 07/25/36	6,613,800	2,157,752
Series 06-S11, Class M2, 6.000%, due 11/25/36	3,685,994	2,226,326
Series 06-S9, Class M1, 6.250%, due 09/25/36	4,921,513	2,669,921
Series 06-S9, Class M2, 6.250%, due 09/25/36	2,612,241	1,110,202
Structured Adjustable Rate Mortgage Loan Trust, Series 05-11, Class B1, 5.288%, due 05/25/35(1)	9,906,552	7,352,414
Series 06-5, Class 5A3, 5.528%, due 06/25/36(1)	6,105,365	5,581,497
Series 05-7, Class B11, 5.641%, due 04/25/35(1)	8,946,447	4,219,332
Series 06-8, Class 3A5, 5.705%, due 09/25/36(1)	15,000,000	10,738,770
Series 06-10, Class B1I, 6.223%, due 11/25/36(1)	5,892,431	3,064,064
Series 06-10, Class B2I, 6.223%, due 11/25/36(1)	2,276,508	842,308
Series 06-10, Class B3I, 6.223%, due 11/25/36(1)	1,740,742	487,408
Series 06-5, Class B1I, 6.368%, due 06/25/36(1)	1,504,143	394,086
Series 06-5, Class B2I, 6.368%, due 06/25/36(1)	2,642,225	660,556
Structured Asset Securities Corp., Series 06-S4, Class A, 2.653%, due 01/25/37(1)	5,678,457	3,465,626
Vendee Mortgage Trust, Series 98-2, Class 1G, 6.750%, due 06/15/28	566,080	588,030
WaMu Mortgage Pass-Through Certificates, Series 07-OA4, Class 1A, 4.298%, due 05/25/47(1)	20,500,259	14,846,493
Series 07-OA6, Class 1A, 4.338%, due 07/25/47(1)	19,324,033	14,008,378
Series 02-AR17, Class 1A, 4.728%, due 11/25/42(1)	5,605,042	4,854,492
Series 06-AR18, Class LB1, 5.383%, due 01/25/37(1)	1,998,819	775,425
Series 07-HY5, Class 1A1, 5.527%, due 05/25/37(1)	21,245,158	18,891,264
Series 07-HY5, Class 1B1, 5.527%, due 05/25/37(1)	3,233,636	269,468
Series 07-HY5, Class 1B2, 5.527%, due 05/25/37(1)	2,370,001	468,976
Series 06-AR16, Class LB1, 5.617%, due 12/25/36(1)	2,247,968	1,057,678

	Face amount	Value
Mortgage & agency debt securities — (continued)
Series 06-AR14, Class 1B1, 5.647%, due 11/25/36(1)	$6,143,511	$1,848,890
Series 07-HY1, Class 1A1, 5.714%, due 02/25/37(1)	24,699,122	22,970,090
Series 07-HY5, Class 2B1, 5.717%, due 05/25/37(1),	4,452,883	1,937,469
Series 07-HY5, Class 2B2, 5.717%, due 05/25/37(1)	3,264,448	553,585
Series 07-HY5, Class 3B1, 5.826%, due 05/25/37(1)	5,519,257	3,895,110
Series 07-HY5, Class 3B2, 5.826%, due 05/25/37(1)	1,472,268	239,950
Series 07-HY7, Class LB2, 5.856%, due 07/25/37(1)	10,582,758	3,949,697
Series 07-HY7, Class 2A2, 5.878%, due 07/25/37(1)	23,173,608	22,363,667
Series 06-AR12, Class LB1, 5.991%, due 10/25/36(1)	6,487,096	2,687,435
Series 06-AR10, Class LB1, 5.993%, due 09/25/36(1)	5,246,239	2,189,300
Washington Mutual MSC Mortgage Pass-Through Certificates, Series 02-MS6, Class 3A1, 6.500%, due 09/25/32	65,932	61,059
Wells Fargo Alternative Loan Trust, Series 07-PA1, Class B1, 6.250%, due 03/25/37	2,475,160	609,013
Series 07-PA1, Class B2, 6.250%, due 03/25/37	6,447,296	1,220,045
Series 07-PA1, Class B3, 6.250%, due 03/25/37	5,014,673	547,472
Wells Fargo Mortgage Backed Securities Trust, Series 05-AR4, Class B2, 4.565%, due 04/25/35(1)	1,960,161	1,008,503
Series 05-AR5, Class B1, 5.040%, due 04/25/35(1)	7,683,807	5,762,855
Series 05-14, Class 2B1, 5.500%, due 12/25/35	6,999,925	4,728,039
Series 07-5, Class B1, 5.500%, due 05/25/37	7,184,120	3,744,363
Series 07-5, Class B3, 5.500%, due 05/25/37	898,380	182,573
Series 06-9, Class B3, 6.000%, due 08/25/36	1,943,734	393,470
Series 06-12, Class B1, 6.000%, due 10/25/36	10,594,752	3,204,912
Series 06-18, Class B1, 6.000%, due 12/26/36	20,760,090	11,755,401
Series 07-3, Class CRB1, 6.000%, due 04/25/37	4,114,360	1,437,557
Series 07-10, Class 1A1, 6.000%, due 07/25/37	9,376,906	9,083,877
Series 07-11, Class B2, 6.000%, due 08/25/37	14,449,890	3,766,075
Series 07-11, Class B3, 6.000%, due 08/25/37	2,560,979	501,004
Series 06-AR12, Class 2B1, 6.099%, due 09/25/36(1)	6,653,082	2,328,579

131

UBS U.S. Securitized Mortgage Relationship Fund—Portfolio of investments June 30, 2008 (unaudited)

	Face amount	Value
Bonds — (concluded)
US bonds — (concluded)
Mortgage & agency debt securities — (concluded)
Series 06-AR19, Class B1, 6.134%, due 12/25/36(1)	$9,473,582	$3,742,065
Series 06-AR15, Class B2, 6.152%, due 10/25/36(1)	1,796,036	620,764

Total mortgage & agency debt securities (cost $1,380,497,391)		1,063,592,617

Stripped mortgage-backed securities — 0.70%
Federal Home Loan Mortgage Corp. REMICs, Series 3005, Class UI, IO, 0.750%, due 06/15/31	17,115,298	511,925
Series 3033, Class OI, IO, 5.500%, due 10/15/22	1,450,020	12,150
Federal National Mortgage Association Interest Strips, IO, Series 366, Class 13, 6.000%, due 10/01/35	4,243,551	975,882
Series 366, Class 14, 6.000%, due 10/01/35(1)	1,695,560	458,096
Series 366, Class 15, 6.500%, due 10/01/35	2,118,173	529,530
Series 366, Class 16, 6.500%, due 10/01/35(1)	1,885,913	467,689
Federal National Mortgage Association Principal Strips, PO, Series 324, Class 1, 1.762%, due 07/01/32(6)	2,072,179	1,587,840
Federal National Mortgage Association REMICs, Series 03-14, Class BI, IO, 6.000%, due 10/25/14	478,595	9,911
Series 03-22, Class MI, IO, 6.500%, due 04/25/33	2,755,848	707,307
Series 03-44, Class IO, IO, 6.500%, due 06/25/33	3,731,759	986,720
MLCC Mortgage Investors, Inc., Series 04-E, Class XA, IO, 2.380%, due 11/25/29(1),(4)	39,381,343	1,012,101
Sequoia Mortgage Trust, Series 04-11, Class XA1, IO, 1.230%, due 12/20/34(1),(4)	31,485,799	595,082
Series 06-1, Class B1, 5.895%, due 09/20/46(1)	1,195,610	548,486
Series 06-1, Class B2, 5.895%, due 09/20/46(1)	597,805	242,589
Structured Adjustable Rate Mortgage Loan Trust, Series 05-17, Class 4AX, IO, 5.500%, due 08/25/35(4)	4,268,450	724,749
Series 05-21, Class 6AX, IO, 5.500%, due 11/25/35(1)	4,769,514	617,218

Total stripped mortgage-backed securities (cost $14,810,485)		9,987,275

Total US bonds (cost $1,907,938,264)		1,395,982,296

	Face amount	Value
International bonds — 1.24%
International collateralized debt obligations — 1.24%
Cayman Islands — 1.24%
Black Diamond CLO Ltd., Series 06-1A, Class D 4.263%, due 04/29/19(1),(2),(4)	$9,000,000	$6,021,000
LNR CDO Ltd., Series 02-1A, Class EFX 7.781%, due 07/24/37(2),(4)	5,500,000	3,575,000
Series 06-1A, Class FFX 7.592%, due 05/28/43(2),(4)	6,800,000	816,000
Preferred Term Securities XXV Ltd., 3.626%, due 06/22/37(1),(2),(4)	4,957,252	3,730,332
Preferred Term Securities XXVI Ltd., 3.626%, due 09/22/37(1),(2),(4)	4,967,880	3,738,330

Total international collateralized debt obligations (cost $31,650,447)		17,880,662

Total bonds (cost $1,939,588,711)		1,413,862,958

	Units
Short-term investment — 4.51%
Other — 4.51%
UBS Supplementary Trust — U.S. Cash Management Prime Fund, 2.71%(7),(8) (cost $64,735,807)	64,735,807	64,735,807

Total investments — 102.89% (cost $2,004,324,518)		1,478,598,765
Liabilities, in excess of cash and other assets — (2.89)%		(41,483,826)

Net assets — 100.00%		$1,437,114,939

132

UBS U.S. Securitized Mortgage Relationship Fund—Portfolio of investments June 30, 2008 (unaudited)

Notes to portfolio of investments

Aggregate cost for federal income tax purposes, which was the same for book purposes, was $2,004,324,518; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$17,024,702
Gross unrealized depreciation	(542,750,455)

Net unrealized depreciation	$(525,725,753)

(1)	Floating rate security — The interest rate shown is the current rate as of June 30, 2008.
(2)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid, unless otherwise noted, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2008, the value of these securities amounted to $184,260,760 or 12.82% of net assets.

(3)	Step bond — Coupon rate increases in increments to maturity. Rate disclosed is as of June 30, 2008. Maturity date disclosed is the ultimate maturity date.
(4)	Security is illiquid. At June 30, 2008, the value of these securities amounted to $69,489,816 or 4.84% of net assets.
(5)	Security is being fair valued by a valuation committee under the direction of the Board of Trustees. At June 30, 2008, the value of these securities amounted to $9,290 or 0.00% of net assets.
(6)	The rate shown is the effective yield at the date of purchase.
(7)	Investment in affiliated mutual fund.
(8)	The rate shown reflects the yield at June 30, 2008.
CDO	Collateralized debt obligations
CLO	Collateralized loan obligations
CS	Credit Suisse
GE	General Electric
GMAC	General Motors Acceptance Corp.
GS	Goldman Sachs
GSAMP	Goldman Sachs Mortgage Securities Corp.
GSMPS	Goldman Sachs Mortgage Pass-Through Securities Corp.
GSR	Goldman Sachs Residential
IO	Interest only security — This security entitles the holder to receive interest payments from an underlying pool of mortgages. The risk associated with this security is related to the speed of the principal paydowns. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.
MLCC	Merrill Lynch Credit Corp.
MSC	Mortgage Securities Corp.
PO	Principal only security — This security entitles the holder to receive principal payments from an underlying pool of assets. High prepayments return principal faster than expected and cause the yield to increase. Low prepayments return principal slower than expected and cause the yield to decrease.
REMIC	Real Estate Mortgage Investment Conduits
STRIPS	Bonds that can be subdivided into a series of zero-coupon bonds.

133

UBS U.S. Securitized Mortgage Relationship Fund—Portfolio of investments June 30, 2008 (unaudited)

Restricted securities

Securities	Acquisition dates	Acquisition cost	Acquisition cost as a percentage of net assets	06/30/08 Market value	06/30/08 Market value as a percentage of net assets
Abacus Ltd., Series 06-13A, Class G, 3.283%, due 09/28/46	06/27/07	$4,805,469	0.33%	$1,225,000	0.09%
Series 06-13A, Class H, 3.783%, due 09/28/46	07/19/07	3,944,227	0.27	1,087,500	0.07
Series 06-10A, Class H, 3.983%, due 10/30/45	04/16/07	3,141,989	0.22	2,241,750	0.15
Ansonia CDO Ltd., Series 06-1A, Class G, 7.149%, due 07/28/46	10/25/06	3,955,000	0.27	720,000	0.05
Series 06-1A, Class G, 7.149%, due 07/28/46	12/28/06	4,751,780	0.33	855,360	0.06
Series 06-1A, Class H, 7.445%, due 07/28/46	10/25/06	6,217,796	0.43	932,700	0.06
Black Diamond CLO Ltd., Series 06-1A, Class D, 4.263%, due 04/29/19	12/22/06	9,000,000	0.63	6,021,000	0.42
Calculus SCRE Trust, Series 06-8, Class Note, 4.432%, due 10/01/37	09/08/06	4,200,000	0.29	420,000	0.03
Commercial Industrial Finance Corp., Series 07-1A, Class A3L, 3.466%, due 05/10/21	01/26/07	5,400,000	0.38	3,062,340	0.21
G-Force CDO Ltd., Series 06-1A, Class A3, 5.600%, due 09/27/46	08/03/06	10,017,949	0.70	6,910,840	0.48
Series 06-1A, Class A3, 5.600%, due 09/27/46	09/07/06	1,207,211	0.08	822,800	0.06
Series 06-1A, Class A3, 5.600%, due 09/27/46	12/21/06	1,008,906	0.07	680,000	0.05
Greywolf CLO Ltd., Series 07-1A, Class C, 3.419%, due 02/18/21	12/12/06	8,900,000	0.62	5,001,800	0.35
LNR CDO Ltd., Series 02-1A, Class EFX, 7.781%, due 07/24/37	12/01/06	6,079,219	0.42	3,575,000	0.25
Series 06-1A, Class FFX, 7.592%, due 05/28/43	04/18/07	6,655,160	0.46	816,000	0.06
Preferred Term Securities XXV Ltd., 3.626%, due 06/22/37	03/14/07	4,966,616	0.35	3,730,332	0.26
Preferred Term Securities XXVI Ltd., 3.626%, due 09/22/37	06/13/07	4,986,363	0.35	3,738,330	0.26
Terwin Mortgage Trust, Series 06-1, Class 2M2, 4.250%, due 01/25/37	12/22/05	3,247,990	0.23	103,250	0.01
Wachovia Bank Commercial Mortgage Trust, Series 07-WHL8, Class LXR1, 3.171%, due 06/15/20	06/15/07	10,721,129	0.75	9,327,383	0.65

		$103,206,804	7.18%	$51,271,385	3.57%

134

UBS U.S. Treasury Inflation Protected Securities Relationship Fund

Portfolio performance

For the six months ended June 30, 2008, UBS U.S. Treasury Inflation Protected Securities Relationship Fund (the “Fund”) returned 5.32%. For comparison purposes, the Citigroup Inflation Linked Securities Index (the “Index”) returned 4.86% during the same time period. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares, while the Index returns do not reflect fees and expenses.)

The Fund’s outperformance versus its benchmark was largely due to security selection, as well as duration and yield curve positioning.

Portfolio performance summary(1)

•

Security selection enhanced the Fund’s performance. In particular, we held an overweight to Treasury inflation protected securities with 10-year maturities during the first half of the reporting period. This was beneficial for the Fund, as these securities performed well during the flight to quality that occurred during the first three months of the reporting period. We later reduced our exposure to these securities, as we felt they had become somewhat overvalued.

•	Duration and yield curve strategies had a positive impact on performance during the reporting period.(2)

•

During most of the first half of the reporting period, the Fund’s duration was slightly longer than that of its benchmark. We then moved to a short duration position in mid-March. This was beneficial for performance as interest rates rose (and prices declined) during much of the second half of the reporting period.

•

With respect to yield curve positioning, we had a steepening bias in the portfolio during most of the first half of the reporting period, given our views on interest rates and the economy. This was beneficial to performance as the yield curve steepened over that period. We then moved to a more neutral position in the middle of March.

(1)	For a detailed commentary on the market environment in general during the reporting period, see page 3.

(2)	Duration is a measure of a portfolio’s sensitivity to changes in interest rates.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended June 30, 2008. The views and opinions in the letter were current as of August 15, 2008. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

135

UBS U.S. Treasury Inflation Protected Securities Relationship Fund

Total return (unaudited)

	6 months ended 06/30/08	Inception 07/27/07(1) to 06/30/08
UBS U.S. Treasury Inflation Protected Securities Relationship Fund	5.32%	13.42%
Citigroup Inflation Linked Securities Index(2)	4.86	12.99

(1)	Performance inception date of UBS U.S. Treasury Inflation Protected Securities Relationship Fund.

(2)

Citigroup Inflation Linked Securities Index is a broad based index comprised of US Treasury securities that measures the return of debentures with fixed rate coupon payments that adjust for inflation as measured by the Consumer Price Index. Investors should note that indices do not reflect fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

136

UBS U.S. Treasury Inflation Protected Securities Relationship Fund

Industry diversification (unaudited)

As a percentage of net assets

As of June 30, 2008

Bonds
US bonds
US government obligations	97.86%
Short-term investment	0.78

Total investments	98.64
Cash and other assets, less liabilities	1.36

Net assets	100.00%

137

UBS U.S. Treasury Inflation Protected Securities Relationship Fund— Portfolio of investments June 30, 2008 (unaudited)

	Face amount	Value

Bonds — 97.86%
US bonds — 97.86%
US government obligations — 97.86%
US Treasury Inflation Indexed Bonds (TIPS), 0.625%, due 04/15/13	$381,056	$379,657
1.625%, due 01/15/15	590,531	609,861
1.625%, due 01/15/18	1,973,549	2,004,847
1.750%, due 01/15/28	1,199,507	1,141,218
1.875%, due 07/15/13	859,516	908,670
2.000%, due 01/15/26	757,498	751,047
2.375%, due 04/15/11	719,590	762,484
2.500%, due 07/15/16	425,408	464,825
3.000%, due 07/15/12	1,015,368	1,115,080
3.375%, due 04/15/32	490,062	616,674
3.875%, due 01/15/09	360,148	371,684
4.250%, due 01/15/10	625,529	670,880
US Treasury Notes, 4.750%, due 08/15/17	500,000	529,687

Total US government obligations (cost $10,112,692)		10,326,614

	Units	Value

Short-term investment — 0.78%
Investment company — 0.78%
UBS Cash Management Prime Relationship Fund, 2.70%(1),(2) (cost $82,394)	82,394	$82,394

Total investments — 98.64% (cost $10,195,086)		10,409,008
Cash and other assets, less liabilities — 1.36%		143,427

Net assets — 100.00%		$10,552,435

Notes to portfolio of investments

Aggregate cost for federal income tax purposes, which was the same for book purposes, was $10,195,086; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$229,911
Gross unrealized depreciation	(15,989)

Net unrealized appreciation	$213,922

(1)	Investment in affiliated mutual fund.
(2)	The rate shown reflects the yield at June 30, 2008.
TIPS	Treasury inflation protected securities (“TIPS”) are debt securities issued by the US Treasury whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index (“CPI”). Thus, if inflation occurs, the principal and interest payments on the TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the TIPS generally pay lower interest rates than typical US Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury bond of the same maturity.

138	See accompanying notes to financial statements.

UBS Relationship Funds June 30, 2008 (unaudited)

Explanation of expense disclosure (unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transactional costs (as applicable); and (2) ongoing costs, including management fees (if applicable) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2008 to June 30, 2008.

Actual expenses

The first line in the table below for each Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Please note that UBS Opportunistic Loan Relationship Fund commenced operations on March 12, 2008, therefore “Actual” expenses paid during the period reflect activity from March 12, 2008 through June 30, 2008.

Hypothetical example for comparison purposes

The second line in the table below for each Fund provides information about hypothetical account values and hypothetical expenses based on that Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not that Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable). Therefore, the second line in the table for each Fund is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Please note that while the UBS Opportunistic Loan Relationship Fund commenced operations on March 12, 2008, the “Hypothetical” expenses paid during the period reflect projected activity for the full six month period for purposes of comparability. This projection assumes that annualized expense ratios were in effect during the period January 1, 2008 to June 30, 2008.

139

UBS Relationship Funds June 30, 2008 (unaudited)

	Beginning account value January 1, 2008	Ending account value June 30, 2008	Expenses paid during period* 01/01/08-06/30/08	Expense ratio during period
UBS Global Securities Relationship Fund
Actual	$1,000.00	$920.90	$0.22	0.0451%
Hypothetical (5% annual return before expenses)	1,000.00	1,024.64	0.23	0.0451%

UBS Emerging Markets Equity Completion Relationship Fund
Actual	1,000.00	844.10	1.30	0.2830%
Hypothetical (5% annual return before expenses)	1,000.00	1,023.46	1.42	0.2830%

UBS Emerging Markets Equity Relationship Fund
Actual	1,000.00	879.20	1.99	0.4251%
Hypothetical (5% annual return before expenses)	1,000.00	1,022.75	2.14	0.4251%

UBS International Equity Relationship Fund
Actual	1,000.00	864.50	0.70	0.1500%
Hypothetical (5% annual return before expenses)	1,000.00	1,024.12	0.75	0.1500%

UBS Small-Cap Equity Relationship Fund
Actual	1,000.00	859.70	0.38	0.0817%
Hypothetical (5% annual return before expenses)	1,000.00	1,024.46	0.41	0.0817%

UBS U.S. Equity Alpha Relationship Fund
Actual	1,000.00	871.90	2.64	0.5667%
Hypothetical (5% annual return before expenses)	1,000.00	1,022.05	2.85	0.5667%

UBS U.S. Large Cap Equity Relationship Fund
Actual	1,000.00	886.00	0.39	0.0830%
Hypothetical (5% annual return before expenses)	1,000.00	1,024.45	0.42	0.0830%

UBS U.S. Large Cap Growth Equity Relationship Fund
Actual	1,000.00	949.30	0.40	0.0830%
Hypothetical (5% annual return before expenses)	1,000.00	1,024.45	0.42	0.0830%

UBS U.S. Large-Cap Value Equity Relationship Fund
Actual	1,000.00	864.70	0.56	0.1200%
Hypothetical (5% annual return before expenses)	1,000.00	1,024.27	0.60	0.1200%

UBS Absolute Return Investment Grade Bond Relationship Fund
Actual	1,000.00	973.10	0.41	0.0827%
Hypothetical (5% annual return before expenses)	1,000.00	1,024.45	0.42	0.0827%

UBS Corporate Bond Relationship Fund
Actual	1,000.00	1,004.30	0.32	0.0635%
Hypothetical (5% annual return before expenses)	1,000.00	1,024.55	0.32	0.0635%

UBS High Yield Relationship Fund
Actual	1,000.00	982.80	0.31	0.0624%
Hypothetical (5% annual return before expenses)	1,000.00	1,024.55	0.31	0.0624%

140

UBS Relationship Funds June 30, 2008 (unaudited)

	Beginning account value January 1, 2008	Ending account value June 30, 2008	Expenses paid during period* 01/01/08-06/30/08	Expense ratio during period
UBS Opportunistic Emerging Markets Debt Relationship Fund
Actual	$1,000.00	$993.90	$2.09	0.4224%
Hypothetical (5% annual return before expenses)	1,000.00	1,022.76	2.12	0.4224%

UBS Opportunistic High Yield Relationship Fund
Actual	1,000.00	997.10	0.70	0.1400%
Hypothetical (5% annual return before expenses)	1,000.00	1,024.17	0.70	0.1400%

UBS Opportunistic Loan Relationship Fund**
Actual	1,000.00	1,004.20	1.81	0.6000%
Hypothetical (5% annual return before expenses)	1,000.00	1,021.88	3.02	0.6000%

UBS U.S. Bond Relationship Fund
Actual	1,000.00	935.80	0.48	0.1000%
Hypothetical (5% annual return before expenses)	1,000.00	1,024.37	0.50	0.1000%

UBS Cash Management Prime Relationship Fund
Actual	1,000.00	1,016.10	0.05	0.0100%
Hypothetical (5% annual return before expenses)	1,000.00	1,024.81	0.05	0.0100%

UBS U.S. Securitized Mortgage Relationship Fund
Actual	1,000.00	794.10	0.27	0.0607%
Hypothetical (5% annual return before expenses)	1,000.00	1,024.56	0.31	0.0607%

UBS U.S. Treasury Inflation Protected Securities Relationship Fund
Actual	1,000.00	1,053.20	0.24	0.0475%
Hypothetical (5% annual return before expenses)	1,000.00	1,024.63	0.24	0.0475%

*	Expenses are equal to the Fund’s annualized net expense ratios, multiplied by the average account value over the period, multiplied by 182 divided by 366 (to reflect the one-half year period).
**	The Fund commenced operations on March 12, 2008. Expenses are equal to the Fund’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 111 divided by 366 (to reflect actual days in the period for the actual example) and multiplied by 182 divided by 366 (to reflect the one-half year period for the hypothetical example).

141

UBS Relationship Funds—Financial statements

Statements of assets and liabilities June 30, 2008 (unaudited)	UBS Relationship Funds
	Global Securities Fund	Emerging Markets Equity Completion Fund	Emerging Markets Equity Fund	International Equity Fund
Assets:
Investments, at cost:
Unaffiliated issuers	$2,269,832,568	$99,959,437	$201,457,142	$69,138,001
Affiliated issuers	655,034,166	166,203	—	32,993
Investments of cash collateral in affiliated issuers received from securities loaned, at cost	40,426,664	—	—	—
Foreign currency, at cost	6,720,345	4,446,515	2,685,522	972,702

	$2,972,013,743	$104,572,155	$204,142,664	$70,143,696

Investments, at value:
Unaffiliated issuers(1)	$2,100,774,803	$98,677,228	$214,074,965	$63,999,444
Affiliated issuers	635,313,384	166,203	—	32,993
Investments of cash collateral in affiliated issuers received from securities loaned, at value	40,426,664	—	—	—
Foreign currency, at value	6,748,779	4,453,110	2,686,007	981,943
Cash	13,613,231	—	—	—
Receivables:
Investment securities sold	1,385,310	34,479,473	2,196,579	30,364
Due from advisor	—	—	—	210,946
Dividends	2,831,363	236,824	480,721	197,545
Interest	5,747,350	790	—	266
Fund units sold	1,544,419	—	—	—
Variation margin	1,449,944	—	—	—
Receivable for foreign tax reclaims	—	—	148,509	—
Cash collateral for futures contracts	18,177,774	—	—	—
Cash collateral for swap agreements	2,711,000	—	—	—
Unrealized appreciation on forward foreign currency contracts	3,545,137	5,423	—	192,812
Other assets	602,582	2,062	3,825	—

Total assets	2,834,871,740	138,021,113	219,590,606	65,646,313

Liabilities:
Payables:
Cash collateral from securities loaned	40,426,664	—	—	—
Investment securities purchased	17,596,061	5,988,893	1,349,950	202,644
Fund administration fees	29,759	29,848	29,839	29,824
Fund units redeemed	4,909,562	30,735,000	—	—
Custody and fund accounting fees	349,323	41,586	414,795	99,782
Dividends payable on securities sold short	—	—	—	—
Trustees’ fees	—	—	—	59
Due to custodian	—	—	976,534	—
Accrued expenses	—	36,786	36,974	30,215
Securities sold short, at value(2)	—	—	—	—
Outstanding swap agreements, at value	2,656,304	—	—	—
Unrealized depreciation on forward foreign currency contracts	24,217,949	—	—	457,993

Total liabilities	90,185,622	36,832,113	2,808,092	820,517

Net assets	$2,744,686,118	$101,189,000	$216,782,514	$64,825,796

Units outstanding	83,527,052	6,955,711	6,113,984	3,642,257

Net asset value, offering and redemption price per unit(3)	$32.8598	$14.5476	$35.4568	$17.7982

(1)

The market value of securities loaned by UBS Global Securities Relationship Fund, UBS Small-Cap Equity Relationship Fund and UBS U.S. Large Cap Growth Equity Relationship Fund as of June 30, 2008 was $99,144,729, $87,414,239 and $26,432,871, respectively.

(2)	Proceeds from securities sold short for UBS U.S. Equity Alpha Relationship Fund were $178,168,453.
(3)

Maximum offering price per unit for UBS Emerging Markets Equity Relationship Fund is $35.7227 (net asset value, plus 0.75% of offering price). Redemption price per unit for UBS Emerging Markets Equity Relationship Fund is $35.1909 (net asset value, less 0.75% of net asset value).

142	See accompanying notes to financial statements.

UBS Relationship Funds—Financial statements

UBS Relationship Funds
Small-Cap Equity Fund	U.S. Equity Alpha Fund	U.S. Large Cap Equity Fund	U.S. Large Cap Growth Equity Fund	U.S. Large-Cap Value Equity Fund

$330,338,761	$913,811,601	$375,941,051	$359,153,848	$86,187,486
16,379,117	6,901,722	8,502,244	2,230,790	1,521,023
89,980,081	—	—	27,018,385	—
—	—	—	—	—

$436,697,959	$920,713,323	$384,443,295	$388,403,023	$87,708,509

$289,097,390	$799,434,724	$333,694,436	$385,023,745	$84,430,010
16,379,117	6,901,722	8,502,244	2,230,790	1,521,023
89,980,081	—	—	27,018,385	—
—	—	—	—	—
24,423	2,403,124	20,306	—	98

250,728	915,838	427,207	—	—
—	—	—	—	39,236
341,405	1,012,720	404,018	172,934	131,723
32,268	8,991	11,807	7,836	3,313
—	—	—	—	—
—	—	3,300	—	—
—	—	—	—	—
—	—	202,812	—	—
—	—	—	—	—
—	—	—	—	—
254,031	11,402	6,206	57,616	1,484

396,359,443	810,688,521	343,272,336	414,511,306	86,126,887

89,980,081	—	—	27,018,385	—
845,746	—	—	—	—
29,811	29,799	29,819	29,840	29,832
—	—	—	—	750,000
57,050	103,259	56,829	48,479	16,400
—	187,055	—	—	—
—	—	—	—	—
—	—	—	—	—
77,398	84,511	25,763	66,499	25,688
—	169,406,533	—	—	—
—	—	—	—	—
—	—	—	—	—

90,990,086	169,811,157	112,411	27,163,203	821,920

$305,369,357	$640,877,364	$343,159,925	$387,348,103	$85,304,967

7,587,714	57,932,327	18,348,332	31,695,165	4,513,498

$40.2452	$11.0625	$18.7025	$12.2210	$18.9000

143

UBS Relationship Funds—Financial statements

Statements of assets and liabilities June 30, 2008 (unaudited)	UBS Relationship Funds
	Absolute Return Investment Grade Bond Fund	Corporate Bond Fund	High Yield Fund	Opportunistic Emerging Markets Debt Fund
Assets:
Investments, at cost:
Unaffiliated issuers	$139,467,315	$536,014,850	$533,148,986	$60,340,829
Affiliated issuers	12,935,800	11,399,708	45,387,318	1,849,793
Repurchase agreements, at cost	—	—	10,000,000	—
Foreign currency, at cost	—	—	—	649,634

	$152,403,115	$547,414,558	$588,536,304	$62,840,256

Investments, at value:
Unaffiliated issuers	$122,738,900	$510,555,487	$494,919,782	$61,377,931
Affiliated issuers	12,935,800	11,399,708	45,387,318	1,849,793
Repurchase agreements, at value	—	—	10,000,000	—
Foreign currency, at value	—	—	—	662,451
Cash	2,127,452	—	1,590,768	196,875
Receivables:
Investment securities sold	—	4,059,171	—	—
Due from advisor	—	—	—	—
Interest	450,972	8,552,617	10,322,033	361,403
Variation margin	—	14,375	—	—
Cash collateral for futures contracts	378,599	360,221	—	1,369,283
Cash collateral for swap agreements	1,910,000	252,000	2,320,000	—
Outstanding swap agreements, at value	1,971,848	2,599,964	4,243,902	92,462
Unrealized appreciation on forward foreign currency contracts	—	—	—	7,425
Other assets	4,675	9,032	5,269	—

Total assets	142,518,246	537,802,575	568,789,072	65,917,623

Liabilities:
Payables:
Investment securities purchased	—	—	5,139,583	—
Fund administration fees	29,765	29,776	29,767	29,794
Fund units redeemed	—	—	9,000,000	—
Custody and fund accounting fees	—	56,673	28,751	54,680
Dividends payable to unit holders	—	—	—	—
Due to custodian	19,688	1,221,671	—	—
Variation margin	692,788	—	—	—
Accrued expenses	26,435	26,036	26,367	32,636
Options written, at value(1)	92,119	—	—	—
Outstanding swap agreements, at value	6,214,286	924,860	9,111,935	—
Unrealized depreciation on forward foreign currency contracts	—	—	—	828,890

Total liabilities	7,075,081	2,259,016	23,336,403	946,000

Net assets	$135,443,165	$535,543,559	$545,452,669	$64,971,623

Units outstanding	14,029,631	43,916,637	25,529,410	5,459,670

Net asset value, offering and redemption price per unit	$9.6541	$12.1945	$21.3657	$11.9003

(1)	Premiums received by UBS Absolute Return Investment Grade Bond Relationship Fund were $172,943.

144	See accompanying notes to financial statements.

UBS Relationship Funds—Financial statements

UBS Relationship Funds
Opportunistic High Yield Fund	Opportunistic Loan Fund	U.S. Bond Fund	Cash Management Prime Fund	U.S. Securitized Mortgage Fund	U.S. Treasury Inflation Protected Securities Fund

$23,505,347	$16,942,463	$25,137,092	$—	$1,939,588,711	$10,112,692
9,371,580	21,704,343	1,171,071	529,968,184	64,735,807	82,394
6,000,000	—	—	—	—	—
—	—	—	—	—	—

$38,876,927	$38,646,806	$26,308,163	$529,968,184	$2,004,324,518	$10,195,086

$20,242,680	$16,821,316	$21,885,642	—	$1,413,862,958	$10,326,614
9,371,580	21,704,343	1,171,071	$529,968,184	64,735,807	82,394
6,000,000	—	—	—	—	—
—	—	—	—	—	—
—	22,867	239,203	—	5,780,550	—

—	—	—	—	103,300	—
43,889	97,784	101,682	38,493	—	120,931
414,300	90,589	193,505	1,444,599	9,427,118	97,895
—	—	—	—	—	—
—	—	50,941	—	—	—
290,000	—	—	—	40,110,000	—
4,480,052	—	142,477	—	—	—
—	—	—	—	—	—
2,268	2,475	1,005	9,774	41,209	71

40,844,769	38,739,374	23,785,526	531,461,050	1,534,060,942	10,627,905

—	8,476,258	790,075	—	16,760,245	—
29,854	28,061	29,824	29,824	29,840	29,287
—	—	—	—	—	—
17,377	15,218	17,685	12,190	220,818	14,139
—	—	—	1,427,866	—	—
288,850	—	—	646,811	—	—
—	—	250,074	—	—	—
27,684	93,632	26,667	54,958	25,794	32,044
—	—	—	—	—	—
754,426	—	292,114	—	79,909,306	—
—	—	—	—	—	—

1,118,191	8,613,169	1,406,439	2,171,649	96,946,003	75,470

$39,726,578	$30,126,205	$22,379,087	$529,289,401	$1,437,114,939	$10,552,435

3,056,010	3,000,002	1,508,365	529,289,401	148,223,427	930,399

$12.9995	$10.0421	$14.8367	$1.0000	$9.6956	$11.3418

145

UBS Relationship Funds—Financial statements

Statements of operations for the period ended June 30, 2008 (unaudited)	UBS Relationship Funds
	Global Securities Fund	Emerging Markets Equity Completion Fund		Emerging Markets Equity Fund		International Equity Fund
Investment income:
Dividends	$24,954,406	$1,222,110		$2,653,410		$1,711,965
Interest and other	12,358,803	136		8,608		3,816
Affiliated interest	927,200	17,198		14,030		6,712
Securities lending-net	1,805,655	—		—		—
Foreign tax withheld	(2,703,427)	(95,591)		(203,827)		(318,667)

Total income	37,342,637	1,143,853		2,472,221		1,403,826

Expenses:
Administration	44,754	44,754		44,754		44,754
Custodian and fund accounting	486,263	107,779		413,276		80,040
Professional services	38,743	27,507		46,530		31,390
Shareholder reports	3,282	3,281		3,282		3,282
Trustees	15,020	2,827		3,769		2,905
Insurance	43,270	2,316		2,775		—
Dividend and interest expense for securities sold short	—	—		—		—
Other	20,793	13,741		15,902		13,814

Total operating expenses	652,125	202,205		530,288		176,185

Expenses reimbursed by advisor	—	—		—		(125,635)

Net expenses	652,125	202,205		530,288		50,550

Net investment income	36,690,512	941,648		1,941,933		1,353,276

Net realized gain (loss) on:
Investments in unaffiliated issuers	10,624,399	10,894,123		23,323,881		(2,014,816)
Investments in affiliated issuers	(2,419,205)	—		—		(45,117)
Futures contracts	8,968,857	—		—		—
Securities sold short	—	—		—		—
Swap agreements	3,512,445	—		—		—
Forward foreign currency transactions	78,594,614	(27,421)		(223,427)		625,703

Net realized gain (loss)	99,281,110	10,866,702		23,100,454		(1,434,230)

Change in net unrealized appreciation (depreciation) on:
Investments	(335,563,627)	(35,781,103	)(1)	(58,579,278	)(2)	(9,347,395)
Futures contracts	(7,129,266)	—		—		—
Securities sold short	—	—		—		—
Swap agreements	(3,764,764)	—		—		—
Forward foreign currency contracts	(29,766,668)	5,423		—		(334,120)
Translation of other assets and liabilities denominated in foreign currency	4,863	(19,834)		(44,824)		17,078

Change in net unrealized appreciation (depreciation)	(376,219,462)	(35,795,514)		(58,624,102)		(9,664,437)

Net realized and unrealized loss	(276,938,352)	(24,928,812)		(35,523,648)		(11,098,667)

Net decrease in net assets resulting from operations	$(240,247,840)	$(23,987,164)		$(33,581,715)		$(9,745,391)

(1)	Net deferred country taxes of $182,100.
(2)	Net deferred country taxes of $219,678.

146	See accompanying notes to financial statements.

UBS Relationship Funds—Financial statements

UBS Relationship Funds
Small-Cap Equity Fund	U.S. Equity Alpha Fund	U.S. Large Cap Equity Fund	U.S. Large Cap Growth Equity Fund	U.S. Large-Cap Value Equity Fund

$2,384,839	$8,859,551	$3,992,111	$1,495,207	$1,205,120
—	1,281	13,012	—	—
267,185	79,457	207,701	72,673	25,686
823,008	—	—	67,949	—
—	—	—	(15,613)	—

3,475,032	8,940,289	4,212,824	1,620,216	1,230,806

44,754	44,754	44,754	44,754	44,754
88,116	142,319	76,053	69,596	23,329
25,922	28,686	25,238	25,423	25,608
3,282	3,281	3,281	3,282	3,404
4,402	5,666	4,164	3,954	2,692
7,222	12,063	6,462	7,168	1,519
—	1,790,234	—	—	—
10,835	11,365	10,933	10,567	10,319

184,533	2,038,368	170,885	164,744	111,625

—	—	—	—	(53,542)

184,533	2,038,368	170,885	164,744	58,083

3,290,499	6,901,921	4,041,939	1,455,472	1,172,723

(41,145,083)	(15,993,317)	291,105	(5,345,096)	6,761,762
—	—	—	—	—
—	—	(321,071)	—	—
—	11,036,305	—	—	—
—	—	—	—	—
—	—	—	—	—

(41,145,083)	(4,957,012)	(29,966)	(5,345,096)	6,761,762

(22,123,061)	(114,735,216)	(53,571,896)	(16,398,382)	(22,743,990)
—	—	(90,903)	—	—
—	12,737,939	—	—	—
—	—	—	—	—
—	—	—	—	—

—	—	—	—	—

(22,123,061)	(101,997,277)	(53,662,799)	(16,398,382)	(22,743,990)

(63,268,144)	(106,954,289)	(53,692,765)	(21,743,478)	(15,982,228)

$(59,977,645)	$(100,052,368)	$(49,650,826)	$(20,288,006)	$(14,809,505)

147

UBS Relationship Funds—Financial statements

Statements of operations for the period ended June 30, 2008 (unaudited)	UBS Relationship Funds
	Absolute Return Investment Grade Bond Fund	Corporate Bond Fund	High Yield Fund	Opportunistic Emerging Markets Debt Fund
Investment income:
Interest and other	$1,181,646	$25,124,570	$18,495,666	$3,636,800
Affiliated interest	1,094,393	342,875	1,041,663	66,606
Foreign tax withheld	—	(91,052)	—	(9)

Total income	2,276,039	25,376,393	19,537,329	3,703,397

Expenses:
Administration	44,754	44,754	44,754	44,754
Custodian and fund accounting	44,371	111,245	64,072	70,504
Professional services	28,984	28,563	28,810	30,302
Shareholder reports	3,281	3,281	3,313	3,159
Trustees	3,803	4,952	3,836	2,593
Insurance	5,929	9,808	5,977	1,377
Other	10,095	11,102	10,422	18,864

Total operating expenses	141,217	213,705	161,184	171,553

Expenses reimbursed by advisor	—	—	—	—

Net expenses	141,217	213,705	161,184	171,553

Net investment income	2,134,822	25,162,688	19,376,145	3,531,844

Net realized gain (loss) on:
Investments in unaffiliated issuers	(1,566,062)	(15,339,094)	(709,542)	(1,043,195)
Investments in affiliated issuers	(8,895,927)	—	—	—
Futures contracts	(1,550,012)	724,338	—	—
Options written	822,690	—	—	—
Swap agreements	3,734,182	372,900	758,022	40,372
Forward foreign currency transactions	1,300	—	—	(122,609)

Net realized gain (loss)	(7,453,829)	(14,241,856)	48,480	(1,125,432)

Change in net unrealized appreciation (depreciation) on:
Investments	3,486,710	(8,546,964)	(23,811,899)	(1,835,885)
Futures contracts	(265,124)	(199,808)	—	—
Options written	(95,052)	—	—	—
Swap agreements	(4,252,770)	2,763,656	1,364,605	(202,133)
Forward foreign currency contracts	—	—	—	(649,246)
Translation of other assets and liabilities denominated in foreign currency	(217)	—	—	12,196

Change in net unrealized appreciation (depreciation)	(1,126,453)	(5,983,116)	(22,447,294)	(2,675,068)

Net realized and unrealized gain (loss)	(8,580,282)	(20,224,972)	(22,398,814)	(3,800,500)

Net increase (decrease) in net assets resulting from operations	$(6,445,460)	$4,937,716	$(3,022,669)	$(268,656)

(1)	For the period March 12, 2008 (commencement of operations) to June 30, 2008.

148	See accompanying notes to financial statements.

UBS Relationship Funds—Financial statements

UBS Relationship Funds
Opportunistic High Yield Fund	Opportunistic Loan Fund(1)	U.S. Bond Fund	Cash Management Prime Fund	U.S. Securitized Mortgage Fund	U.S. Treasury Inflation Protected Securities Fund

$4,124,376	$282,782	$1,493,055	$—	$49,988,512	$277,053
106,505	1,601	26,970	12,185,618	1,652,875	5,399
—	—	(616)	—	—	—

4,230,881	284,383	1,519,409	12,185,618	51,641,387	282,452

44,754	28,061	44,754	44,754	44,754	44,754
29,280	15,218	23,999	21,902	389,721	16,322
27,876	100,553	26,107	19,801	28,892	26,748
3,281	1,091	3,282	3,281	3,282	2,202
2,903	1,197	2,531	5,208	12,151	2,362
2,293	—	1,025	10,380	35,045	85
10,047	6,056	9,730	47,973	13,522	9,592

120,434	152,176	111,428	153,299	527,367	102,065

(52,049)	(97,784)	(85,909)	(115,575)	—	(100,365)

68,385	54,392	25,519	37,724	527,367	1,700

4,162,496	229,991	1,493,890	12,147,894	51,114,020	280,752

(29,132,566)	17,341	(4,617,860)	—	(119,311,015)	116,503
—	—	—	—	—	—
—	—	(156,014)	—	—	—
—	—	42,663	—	—	—
(21,166)	—	1,407,012	—	(21,679,940)	—
—	—		—	—	—

(29,153,732)	17,341	(3,324,199)	—	(140,990,955)	116,503

8,412,818	(121,147)	27,460	—	(287,002,399)	(46,789)
—	—	(18,171)	—	—	—
—	—	(39,698)	—	—	—
4,204,435	—	(764,447)	—	(31,151,306)	—
—	—	—	—	—	—

—	—	—	—	—	—

12,617,253	(121,147)	(794,856)	—	(318,153,705)	(46,789)

(16,536,479)	(103,806)	(4,119,055)	—	(459,144,660)	69,714

$(12,373,983)	$126,185	$(2,625,165)	$12,147,894	$(408,030,640)	$350,466

149

UBS Relationship Funds—Financial statements

Statements of changes in net assets	UBS Global Securities Relationship Fund		UBS Emerging Markets Equity Completion Relationship Fund
	Six months ended June 30, 2008 (unaudited)	Year ended December 31, 2007	Six months ended June 30, 2008 (unaudited)	Year ended December 31, 2007
Operations:
Net investment income	$36,690,512	$66,767,546	$941,648	$1,043,654
Net realized gain (loss)	99,281,110	306,639,319	10,866,702	8,303,715
Change in net unrealized appreciation (depreciation)	(376,219,462)	(208,654,752)	(35,795,514)	25,430,003

Net increase (decrease) in net assets from operations	(240,247,840)	164,752,113	(23,987,164)	34,777,372

Beneficial interest transactions:
Proceeds from units sold	224,992,365	462,234,312	12,250,000	71,747,435
Redemption fees	—	—	—	—
Cost of units redeemed	(355,145,366)	(435,454,958)	(42,396,236)	(13,219,375)

Net increase (decrease) in net assets resulting from beneficial interest transactions	(130,153,001)	26,779,354	(30,146,236)	58,528,060

Increase (decrease) in net assets	(370,400,841)	191,531,467	(54,133,400)	93,305,432
Net assets, beginning of period	3,115,086,959	2,923,555,492	155,322,400	62,016,968

Net assets, end of period	$2,744,686,118	$3,115,086,959	$101,189,000	$155,322,400

Unit transactions:
Units sold	6,520,807	12,991,565	788,958	4,385,365
Units redeemed	(10,287,309)	(12,271,935)	(2,845,559)	(784,620)

Net increase (decrease) in units outstanding	(3,766,502)	719,630	(2,056,601)	3,600,745

	UBS Small-Cap Equity Relationship Fund		UBS U.S. Equity Alpha Relationship Fund
	Six months ended June 30, 2008 (unaudited)	Year ended December 31, 2007	Six months ended June 30, 2008 (unaudited)	Year ended December 31, 2007
Operations:
Net investment income	$3,290,499	$7,946,987	$6,901,921	$15,730,280
Net realized gain (loss)	(41,145,083)	63,068,981	(4,957,012)	75,592,338
Change in net unrealized appreciation (depreciation)	(22,123,061)	(71,532,177)	(101,997,277)	(74,681,537)

Net increase (decrease) in net assets from operations	(59,977,645)	(516,209)	(100,052,368)	16,641,081

Beneficial interest transactions:
Proceeds from units sold	25,766,000	5,900,000	33,509,381	199,323,693
Cost of units redeemed	(187,151,083)	(21,345,220)	(107,140,130)	(138,450,192)

Net increase (decrease) in net assets resulting from beneficial interest transactions	(161,385,083)	(15,445,220)	(73,630,749)	60,873,501

Increase (decrease) in net assets	(221,362,728)	(15,961,429)	(173,683,117)	77,514,582
Net assets, beginning of period	526,732,085	542,693,514	814,560,481	737,045,899

Net assets, end of period	$305,369,357	$526,732,085	$640,877,364	$814,560,481

Unit transactions:
Units sold	592,950	121,860	2,771,655	15,613,647
Units redeemed	(4,256,523)	(427,870)	(9,046,776)	(10,557,753)

Net increase (decrease) in units outstanding	(3,663,573)	(306,010)	(6,275,121)	5,055,894

150	See accompanying notes to financial statements.

UBS Relationship Funds—Financial statements

UBS Emerging Markets Equity Relationship Fund		UBS International Equity Relationship Fund
Six months ended June 30, 2008 (unaudited)	Year ended December 31, 2007	Six months ended June 30, 2008 (unaudited)	Year ended December 31, 2007

$1,941,933	$14,615,738	$1,353,276	$17,511,250
23,100,454	473,893,111	(1,434,230)	195,021,120
(58,624,102)	(173,760,087)	(9,664,437)	(137,794,024)

(33,581,715)	314,748,762	(9,745,391)	74,738,346

—	49,627,785	8,250,000	28,675,000
245,963	7,911,626	—	—
(32,795,486)	(1,005,255,917)	(13,122,057)	(942,035,452)

(32,549,523)	(947,716,506)	(4,872,057)	(913,360,452)

(66,131,238)	(632,967,744)	(14,617,448)	(838,622,106)
282,913,752	915,881,496	79,443,244	918,065,350

$216,782,514	$282,913,752	$64,825,796	$79,443,244

—	1,589,403	440,117	1,403,129
(903,975)	(26,926,680)	(656,766)	(45,228,891)

(903,975)	(25,337,277)	(216,649)	(43,825,762)

UBS U.S. Large Cap Equity Relationship Fund		UBS U.S. Large Cap Growth Equity Relationship Fund		UBS U.S. Large-Cap Value Equity Relationship Fund
Six months ended June 30, 2008 (unaudited)	Year ended December 31, 2007	Six months ended June 30, 2008 (unaudited)	Year ended December 31, 2007	Six months ended June 30, 2008 (unaudited)	Year ended December 31, 2007

$4,041,939	$8,625,058	$1,455,472	$3,366,862	$1,172,723	$2,737,715
(29,966)	26,553,647	(5,345,096)	30,939,448	6,761,762	9,866,711
(53,662,799)	(27,330,879)	(16,398,382)	25,533,371	(22,743,990)	(10,804,036)

(49,650,826)	7,847,826	(20,288,006)	59,839,681	(14,809,505)	1,800,390

27,110,000	64,421,136	8,881,310	236,430,487	—	2,015,323
(101,631,624)	(58,359,579)	(22,947,804)	(70,512,425)	(11,656,290)	(14,283,620)

(74,521,624)	6,061,557	(14,066,494)	165,918,062	(11,656,290)	(12,268,297)

(124,172,450)	13,909,383	(34,354,500)	225,757,743	(26,465,795)	(10,467,907)
467,332,375	453,422,992	421,702,603	195,944,860	111,770,762	122,238,669

$343,159,925	$467,332,375	$387,348,103	$421,702,603	$85,304,967	$111,770,762

1,376,101	2,974,819	708,090	20,371,080	—	92,333
(5,166,470)	(2,735,493)	(1,769,071)	(5,532,699)	(600,348)	(641,151)

(3,790,369)	239,326	(1,060,981)	14,838,381	(600,348)	(548,818)

151

UBS Relationship Funds—Financial statements

Statements of changes in net assets	UBS Absolute Return Investment Grade Bond Relationship Fund		UBS Corporate Bond Relationship Fund
	Six months ended June 30, 2008 (unaudited)	Year ended December 31, 2007	Six months ended June 30, 2008 (unaudited)	Year ended December 31, 2007
Operations:
Net investment income	$2,134,822	$9,649,274	$25,162,688	$33,662,715
Net realized gain (loss)	(7,453,829)	(4,437,806)	(14,241,856)	1,072,811
Change in net unrealized appreciation (depreciation)	(1,126,453)	(20,346,323)	(5,983,116)	(17,900,233)

Net increase (decrease) in net assets from operations	(6,445,460)	(15,134,855)	4,937,716	16,835,293

Beneficial interest transactions:
Proceeds from units sold	184,810	405,540,000	166,725,000	308,155,000
Cost of units redeemed	(253,000,000)	(99,072,575)	(316,288,002)	(92,682,500)

Net increase (decrease) in net assets resulting from beneficial interest transactions	(252,815,190)	306,467,425	(149,563,002)	215,472,500

Increase (decrease) in net assets	(259,260,650)	291,332,570	(144,625,286)	232,307,793
Net assets, beginning of period	394,703,815	103,371,245	680,168,845	447,861,052

Net assets, end of period	$135,443,165	$394,703,815	$535,543,559	$680,168,845

Unit transactions:
Units sold	—	39,948,575	13,588,337	25,697,400
Units redeemed	(25,918,945)	(9,696,706)	(25,687,319)	(7,762,272)

Net increase (decrease) in units outstanding	(25,918,945)	30,251,869	(12,098,982)	17,935,128

	UBS Opportunistic High Yield Relationship Fund		UBS Opportunistic Loan Relationship Fund	UBS U.S. Bond Relationship Fund
	Six months ended June 30, 2008 (unaudited)	Year ended December 31, 2007	Period ended June 30, 2008(1) (unaudited)	Six months ended June 30, 2008 (unaudited)	Year ended December 31, 2007
Operations:
Net investment income	$4,162,496	$12,793,589	$229,991	$1,493,890	$4,477,177
Net realized gain (loss)	(29,153,732)	(1,271,229)	17,341	(3,324,199)	277,743
Change in net unrealized appreciation (depreciation)	12,617,253	(14,384,649)	(121,147)	(794,856)	(2,146,279)

Net increase (decrease) in net assets from operations	(12,373,983)	(2,862,289)	126,185	(2,625,165)	2,608,641

Distributions to shareholders:
Distributions from net investment income	—	—	—	—	—
Beneficial interest transactions:
Proceeds from units sold	—	74,511,254	30,000,020	1,500,000	2,000,000
Reinvestment of distributions	—	—	—	—	—
Cost of units redeemed	(118,672,698)	(102,971,551)	—	(52,212,158)	(13,820,759)

Net increase (decrease) in net assets resulting from beneficial interest transactions	(118,672,698)	(28,460,297)	30,000,020	(50,712,158)	(11,820,759)

Increase (decrease) in net assets	(131,046,681)	(31,322,586)	30,126,205	(53,337,323)	(9,212,118)
Net assets, beginning of period	170,773,259	202,095,845	—	75,716,410	84,928,528

Net assets, end of period	$39,726,578	$170,773,259	$30,126,205	$22,379,087	$75,716,410

Unit transactions:
Units sold	—	5,523,503	3,000,002	97,769	126,126
Units issued on reinvestment of distributions	—	—	—	—	—
Units redeemed	(10,042,522)	(7,598,597)	—	(3,363,667)	(868,439)

Net increase (decrease) in units outstanding	(10,042,522)	(2,075,094)	3,000,002	(3,265,898)	(742,313)

(1)	For the period March 12, 2008 (commencement of operations) to June 30, 2008.
(2)	For the period July 27, 2007 (commencement of operations) to December 31, 2007.

152	See accompanying notes to financial statements.

UBS Relationship Funds—Financial statements

UBS High Yield Relationship Fund		UBS Opportunistic Emerging Markets Debt Relationship Fund
Six months ended June 30, 2008 (unaudited)	Year ended December 31, 2007	Six months ended June 30, 2008 (unaudited)	Year ended December 31, 2007

$19,376,145	$16,757,935	$3,531,844	$6,230,798
48,480	11,612,074	(1,125,432)	590,025
(22,447,294)	(17,357,463)	(2,675,068)	147,920

(3,022,669)	11,012,546	(268,656)	6,968,743

212,200,000	292,400,000	—	50,249,763
(60,604,271)	(33,851,645)	(30,367,517)	(26,386,445)

151,595,729	258,548,355	(30,367,517)	23,863,318

148,573,060	269,560,901	(30,636,173)	30,832,061
396,879,609	127,318,708	95,607,796	64,775,735

$545,452,669	$396,879,609	$64,971,623	$95,607,796

10,094,698	13,788,302	—	4,361,045
(2,816,907)	(1,555,718)	(2,525,091)	(2,270,298)

7,277,791	12,232,584	(2,525,091)	2,090,747

UBS Cash Management Prime Relationship Fund		UBS U.S. Securitized Mortgage Relationship Fund		UBS U.S. Treasury Inflation Protected Securities Relationship Fund
Six months ended June 30, 2008 (unaudited)	Year ended December 31, 2007	Six months ended June 30, 2008 (unaudited)	Year ended December 31, 2007	Six months ended June 30, 2008 (unaudited)	Period ended December 31, 2007(2)

$12,147,894	$38,684,163	$51,114,020	$118,206,045	$280,752	$86,456
—	—	(140,990,955)	68,247,068	116,503	37,355
—	—	(318,153,705)	(272,386,824)	(46,789)	260,711

12,147,894	38,684,163	(408,030,640)	(85,933,711)	350,466	384,522

(12,147,894)	(38,684,163)	—	—	—	—

3,048,796,854	5,519,051,196	246,868,813	1,266,900,000	4,968,427	5,000,020
734,745	1,863,389	—	—	—	—
(3,256,286,549)	(5,392,452,947)	(839,663,713)	(421,335,042)	(151,000)	—

(206,754,950)	128,461,638	(592,794,900)	845,564,958	4,817,427	5,000,020

(206,754,950)	128,461,638	(1,000,825,540)	759,631,247	5,167,893	5,384,542
736,044,351	607,582,713	2,437,940,479	1,678,309,232	5,384,542	—

$529,289,401	$736,044,351	$1,437,114,939	$2,437,940,479	$10,552,435	$5,384,542

3,048,796,854	5,519,051,196	23,526,164	99,958,772	443,989	500,002
734,745	1,863,389	—	—	—	—
(3,256,286,549)	(5,392,452,947)	(75,107,553)	(33,306,576)	(13,592)	—

(206,754,950)	128,461,638	(51,581,389)	66,652,196	430,397	500,002

153

UBS Relationship Funds—Financial highlights

The table below sets forth financial data for one unit of beneficial interest outstanding throughout each period presented.

	Six months ended June 30, 2008 (unaudited)		Year ended December 31,
UBS Global Securities Relationship Fund			2007	2006		2005	2004	2003
Net asset value, beginning of period	$35.6852		$33.7695	$29.3766		$27.3346	$23.7133	$18.2484

Income (loss) from investment operations:
Net investment income(1)	0.4335		0.7666	0.7303		0.6670	0.5572	0.4388
Net realized and unrealized gain (loss)	(3.2589)		1.1491	3.6626		1.3750	3.0641	5.0261

Total income (loss) from investment operations	(2.8254)		1.9157	4.3929		2.0420	3.6213	5.4649

Net asset value, end of period	$32.8598		$35.6852	$33.7695		$29.3766	$27.3346	$23.7133

Total investment return(2)	(7.91)%		5.67%	14.96%		7.47%	15.27%	29.95%
Ratios/Supplemental data:
Net assets, end of period (in 000’s)	$2,744,686		$3,115,087	$2,923,555		$1,866,277	$1,259,899	$952,538
Ratio of expenses to average net assets:
Before expense reimbursement	0.0451	%(3)	0.0731%	0.1172%		0.0875%	0.0875%	0.0880%
After expense reimbursement	0.0451	%(3)	0.0731%	0.1172%		0.0875%	0.0875%	0.0875%
Ratio of net investment income to average net assets	2.54	%(3)	2.17%	2.34%		2.39%	2.26%	2.16%
Portfolio turnover rate	51%		96%	69%		92%	71%	67%
UBS Emerging Markets Equity Completion Relationship Fund	Six months ended June 30, 2008 (unaudited)		Year ended December 31, 2007	Period ended December 31, 2006(4)
Net asset value, beginning of period	$17.2345		$11.4601	$10.0000

Income (loss) from investment operations:
Net investment income(1)	0.1016		0.1701	0.0794
Net realized and unrealized gain (loss)	(2.7885)		5.6043	1.3807

Total income (loss) from investment operations	(2.6869)		5.7744	1.4601

Net asset value, end of period	$14.5476		$17.2345	$11.4601

Total investment return(2)	(15.59)%		50.39%	14.60%
Ratios/Supplemental data:
Net assets, end of period (in 000’s)	$101,189		$155,322	$62,017
Ratio of expenses to average net assets:
Before expense reimbursement	0.2830	%(3)	0.3589%	0.5592	%(3)
After expense reimbursement	0.2830	%(3)	0.3589%	0.5188	%(3)
Ratio of net investment income to average net assets	1.32	%(3)	1.17%	1.28	%(3)
Portfolio turnover rate	36%		45%	14%

(1)	Calculated using the average units method.
(2)

Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a unitholder would pay on the redemption of Fund units.

(3)	Annualized.
(4)	For the period May 25, 2006 (commencement of operations) to December 31, 2006.

154	See accompanying notes to financial statements.

UBS Relationship Funds—Financial highlights

The table below sets forth financial data for one unit of beneficial interest outstanding throughout each period presented.

	Six months ended June 30, 2008 (unaudited)		Year ended December 31,
UBS Emerging Markets Equity Relationship Fund			2007	2006	2005		2004	2003
Net asset value, beginning of period	$40.3128		$28.3071	$21.7887	$15.8600		$12.3568	$7.9516

Income (loss) from investment operations:
Net investment income(1)	0.2876		0.5993	0.4260	0.4202		0.2802	0.2196
Net realized and unrealized gain (loss)	(5.1800)		11.0820	6.0924	5.5068		3.1578	4.1119

Total income (loss) from investment operations	(4.8924)		11.6813	6.5184	5.9270		3.4380	4.3315

Redemption fees	0.0364		0.3244	—	—		0.0652	0.0737

Net increase from payments by affiliates	—		—	—	0.0017		—	—

Net asset value, end of period	$35.4568		$40.3128	$28.3071	$21.7887		$15.8600	$12.3568

Total investment return(2)	(12.08)%		42.48%	29.91%	37.38	%(4)	28.35%	55.40%
Ratios/Supplemental data:
Net assets, end of period (in 000’s)	$216,783		$282,914	$915,881	$607,414		$653,601	$372,034
Ratio of expenses to average net assets	0.4251	%(3)	0.3019%	0.3205%	0.3558%		0.3263%	0.4500%
Ratio of net investment income to average net assets	1.56	%(3)	1.86%	1.73%	2.39%		2.11%	2.28%
Portfolio turnover rate	29%		53%	56%	79%		45%	62%

(1)	Calculated using the average units method.
(2)

Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a unitholder would pay on the redemption of Fund units.

(3)	Annualized.
(4)

During the fiscal year ended December 31, 2005, the Fund’s total return included a reimbursement by the investment advisor for amounts relating to a trading error. The impact on total return was less than 0.01%.

See accompanying notes to financial statements.	155

UBS Relationship Funds—Financial highlights

The table below sets forth financial data for one unit of beneficial interest outstanding throughout each period presented.

	Six months ended June 30, 2008 (unaudited)		Year ended December 31,
UBS International Equity Relationship Fund			2007	2006	2005	2004	2003
Net asset value, beginning of period	$20.5870		$19.2528	$15.5025	$14.1144	$11.9125	$8.9083

Income (loss) from investment operations:
Net investment income(1)	0.3797		0.5388	0.3822	0.3261	0.2902	0.2351
Net realized and unrealized gain (loss)	(3.1685)		0.7954	3.3681	1.0620	1.9117	2.7691

Total income (loss) from investment operations	(2.7888)		1.3342	3.7503	1.3881	2.2019	3.0042

Net asset value, end of period	$17.7982		$20.5870	$19.2528	$15.5025	$14.1144	$11.9125

Total investment return(2)	(13.55)%		6.93%	24.19%	9.84%	18.48%	33.72%
Ratios/Supplemental data:
Net assets, end of period (in 000’s)	$64,826		$79,443	$918,065	$448,172	$96,527	$95,947
Ratio of expenses to average net assets:
Before expense reimbursement	0.5228	%(3)	0.1675%	0.1393%	0.1428%	0.1925%	0.1754%
After expense reimbursement	0.1500	%(3)	0.1500%	0.1388%	0.0900%	0.0900%	0.0900%
Ratio of net investment income to average net assets	4.02	%(3)	2.67%	2.22%	2.27%	2.34%	2.44%
Portfolio turnover rate	43%		38%	50%	97%	44%	46%
	Six months ended June 30, 2008 (unaudited)		Year ended December 31,
UBS Small-Cap Equity Relationship Fund			2007	2006	2005	2004	2003
Net asset value, beginning of period	$46.8153		$46.9568	$41.0610	$39.3024	$32.9924	$23.9103

Income (loss) from investment operations:
Net investment income(1)	0.3056		0.7007	0.5946	0.5270	0.4745	0.4642
Net realized and unrealized gain (loss)	(6.8757)		(0.8422)	5.3012	1.2316	5.8355	8.6179

Total income (loss) from investment operations	(6.5701)		(0.1415)	5.8958	1.7586	6.3100	9.0821

Net asset value, end of period	$40.2452		$46.8153	$46.9568	$41.0610	$39.3024	$32.9924

Total investment return(2)	(14.03)%		(0.31)%	14.36%	4.48%	19.13%	37.98%
Ratios/Supplemental data:
Net assets, end of period (in 000’s)	$305,369		$526,732	$542,694	$486,945	$349,900	$287,971
Ratio of expenses to average net assets:
Before expense reimbursement	0.0817	%(3)	0.0800%	0.1037%	0.0547%	0.0705%	0.0682%
After expense reimbursement	0.0817	%(3)	0.0800%	0.0995%	0.0375%	0.0375%	0.0375%
Ratio of net investment income to average net assets	1.46	%(3)	1.41%	1.37%	1.35%	1.36%	1.68%
Portfolio turnover rate	41%		110%	95%	63%	58%	62%

(1)	Calculated using the average units method.
(2)

Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a unitholder would pay on the redemption of Fund units.

(3)	Annualized.

156	See accompanying notes to financial statements.

UBS Relationship Funds—Financial highlights

The table below sets forth financial data for one unit of beneficial interest outstanding throughout each period presented.

	Six months ended June 30, 2008 (unaudited)		Year ended December 31,		Period ended December 31, 2005(4)
UBS U.S. Equity Alpha Relationship Fund			2007	2006
Net asset value, beginning of period	$12.6864		$12.4603	$10.5373	$10.0000

Income (loss) from investment operations:
Net investment income(1)	0.1126		0.2311	0.1839	0.0391
Net realized and unrealized gain (loss)	(1.7365)		(0.0050)	1.7391	0.4982

Total income (loss) from investment operations	(1.6239)		0.2261	1.9230	0.5373

Net asset value, end of period	$11.0625		$12.6864	$12.4603	$10.5373

Total investment return(2)	(12.81)%		1.82%	18.26%	5.37%
Ratios/Supplemental data:
Net assets, end of period (in 000’s)	$640,877		$814,560	$737,046	$198,022
Ratio of expenses to average net assets:
Before interest and dividend expense for securities sold short	0.0690	%(3)	0.0792%	0.1365%	0.2230	%(3)
After interest and dividend expense for securities sold short	0.5667	%(3)	0.4551%	0.5639%	1.6836	%(3)
Ratio of net investment income to average net assets	1.92	%(3)	1.78%	1.63%	1.36	%(3)
Portfolio turnover rate	37%		58%	63%	36%
	Six months ended June 30, 2008 (unaudited)		Year ended December 31,
UBS U.S. Large Cap Equity Relationship Fund			2007	2006	2005		2004	2003
Net asset value, beginning of period	$21.1093		$20.7048	$17.9505	$16.3164		$14.2420	$10.8884

Income (loss) from investment operations:
Net investment income(1)	0.1924		0.3938	0.3192	0.2885		0.2845	0.2126
Net realized and unrealized gain (loss)	(2.5992)		0.0107	2.4351	1.3456		1.7899	3.1410

Total income (loss) from investment operations	(2.4068)		0.4045	2.7543	1.6341		2.0744	3.3536

Net asset value, end of period	$18.7025		$21.1093	$20.7048	$17.9505		$16.3164	$14.2420

Total investment return(2)	(11.40)%		1.95%	15.35%	10.02%		14.57%	30.80%
Ratios/Supplemental data:
Net assets, end of period (in 000’s)	$343,160		$467,332	$453,423	$626,253		$111,397	$65,756
Ratio of expenses to average net assets:
Before expense reimbursement	0.0830	%(3)	0.0871%	0.0997%	0.0752%		0.1236%	0.1231%
After expense reimbursement	0.0830	%(3)	0.0871%	0.0987%	0.0475%		0.0475%	0.0475%
Ratio of net investment income to average net assets	1.96	%(3)	1.82%	1.71%	1.71%		1.94%	1.84%
Portfolio turnover rate	29%		39%	88%	85%		52%	46%

(1)	Calculated using the average units method.
(2)

Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a unitholder would pay on the redemption of Fund units.

(3)	Annualized.
(4)	For the period September 20, 2005 (commencement of operations) to December 31, 2005.

See accompanying notes to financial statements.	157

UBS Relationship Funds—Financial highlights

The table below sets forth financial data for one unit of beneficial interest outstanding throughout each period presented.

	Six months ended June 30, 2008 (unaudited)		Year ended December 31,		Period ended December 31, 2005(4)
UBS U.S. Large Cap Growth Equity Relationship Fund			2007	2006
Net asset value, beginning of period	$12.8740		$10.9358	$10.3549	$10.0000

Income (loss) from investment operations:
Net investment income(1)	0.0447		0.1110	0.1053	0.0120
Net realized and unrealized gain (loss)	(0.6977)		1.8272	0.4756	0.3429

Total income (loss) from investment operations	(0.6530)		1.9382	0.5809	0.3549

Net asset value, end of period	$12.2210		$12.8740	$10.9358	$10.3549

Total investment return(2)	(5.07)%		17.72%	5.61%	3.55%
Ratios/Supplemental data:
Net assets, end of period (in 000’s)	$387,348		$421,703	$195,945	$76,895
Ratio of expenses to average net assets:
Before expense reimbursement	0.0830	%(3)	0.0903%	0.1207%	0.3462	%(3)
After expense reimbursement	0.0830	%(3)	0.0903%	0.1200%	0.1200	%(3)
Ratio of net investment income to average net assets	0.73	%(3)	0.92%	1.02%	0.78	%(3)
Portfolio turnover rate	38%		84%	81%	10%
	Six months ended June 30, 2008 (unaudited)		Year ended December 31,
UBS U.S. Large-Cap Value Equity Relationship Fund			2007	2006	2005		2004	2003
Net asset value, beginning of period	$21.8565		$21.5868	$18.0696	$16.2998		$14.1723	$10.7950

Income (loss) from investment operations:
Net investment income(1)	0.2443		0.5034	0.4144	0.3644		0.3054	0.2736
Net realized and unrealized gain (loss)	(3.2008)		(0.2337)	3.1028	1.4054		1.8221	3.1037

Total income (loss) from investment operations	(2.9565)		0.2697	3.5172	1.7698		2.1275	3.3773

Net asset value, end of period	$18.9000		$21.8565	$21.5868	$18.0696		$16.2998	$14.1723

Total investment return(2)	(13.53)%		1.25%	19.47%	10.86%		15.01%	31.29%
Ratios/Supplemental data:
Net assets, end of period (in 000’s)	$85,305		$111,771	$122,239	$114,546		$110,090	$108,536
Ratio of expenses to average net assets:
Before expense reimbursement	0.2306	%(3)	0.1326%	0.1214%	0.0961%		0.1222%	0.0847%
After expense reimbursement	0.1200	%(3)	0.1200%	0.1021%	0.0475%		0.0475%	0.0475%
Ratio of net investment income to average net assets	2.42	%(3)	2.23%	2.13%	2.17%		2.07%	2.30%
Portfolio turnover rate	23%		21%	23%	35%		42%	26%

(1)	Calculated using the average units method.
(2)

Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a unitholder would pay on the redemption of Fund units.

(3)	Annualized.
(4)	For the period November 7, 2005 (commencement of operations) to December 31, 2005.

158	See accompanying notes to financial statements.

UBS Relationship Funds—Financial highlights

The table below sets forth financial data for one unit of beneficial interest outstanding throughout each period presented.

	Six months ended June 30, 2008 (unaudited)		Year ended December 31,		Period ended December 31, 2005(4)
UBS Absolute Return Investment Grade Bond Relationship Fund			2007	2006
Net asset value, beginning of period	$9.8803		$10.6604	$10.0257	$10.0000

Income (loss) from investment operations:
Net investment income(1)	0.0606		0.3840	0.5731	0.0301
Net realized and unrealized gain (loss)	(0.2868)		(1.1641)	0.0616	(0.0044)

Total income (loss) from investment operations	(0.2262)		(0.7801)	0.6347	0.0257

Net asset value, end of period	$9.6541		$9.8803	$10.6604	$10.0257

Total investment return(2)	(2.29)%		(7.32)%	6.34%	0.26%
Ratios/Supplemental data:
Net assets, end of period (in 000’s)	$135,443		$394,704	$103,371	$40,103
Ratio of expenses to average net assets:
Before expense reimbursement	0.0827	%(3)	0.0788%	0.2095%	1.3698	%(3)
After expense reimbursement	0.0827	%(3)	0.0788%	0.1000%	0.1000	%(3)
Ratio of net investment income to average net assets	1.25	%(3)	3.80%	5.51%	4.39	%(3)
Portfolio turnover rate	53%		66%	34%	0.29%

(1)	Calculated using the average units method.
(2)

Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a unitholder would pay on the redemption of Fund units.

(3)	Annualized.
(4)	For the period December 6, 2005 (commencement of operations) to December 31, 2005.

See accompanying notes to financial statements.	159

UBS Relationship Funds—Financial highlights

The table below sets forth financial data for one unit of beneficial interest outstanding throughout each period presented.

	Six months ended June 30, 2008 (unaudited)		Year ended December 31,				Period ended December 31, 2003(4)
UBS Corporate Bond Relationship Fund			2007	2006	2005	2004
Net asset value, beginning of period	$12.1425		$11.7609	$11.1079	$10.9528	$10.3252	$10.0000

Income (loss) from investment operations:
Net investment income(1)	0.4564		0.7432	0.6463	0.5503	0.5067	0.1397
Net realized and unrealized gain (loss)	(0.4044)		(0.3616)	0.0067	(0.3952)	0.1209	0.1855

Total income from investment operations	0.0520		0.3816	0.6530	0.1551	0.6276	0.3252

Net asset value, end of period	$12.1945		$12.1425	$11.7609	$11.1079	$10.9528	$10.3252

Total investment return(2)	0.43%		3.25%	5.88%	1.42%	6.08%	3.25%
Ratios/Supplemental data:
Net assets, end of period (in 000’s)	$535,544		$680,169	$447,861	$365,675	$289,782	$250,099
Ratio of expenses to average net assets:
Before expense reimbursement	0.0635	%(3)	0.0685%	0.1000%	0.1000%	0.1000%	0.0798	%(3)
After expense reimbursement	0.0635	%(3)	0.0685%	0.1000%	0.1000%	0.1000%	0.0798	%(3)
Ratio of net investment income to average net assets	7.48	%(3)	6.21%	5.71%	4.99%	4.80%	4.64	%(3)
Portfolio turnover rate	56%		56%	39%	39%	45%	4%
	Six months ended June 30, 2008 (unaudited)		Year ended December 31,
UBS High Yield Relationship Fund			2007	2006	2005	2004	2003
Net asset value, beginning of period	$21.7449		$21.1527	$19.0710	$18.7745	$16.6064	$13.4775

Income (loss) from investment operations:
Net investment income(1)	0.7983		1.5451	1.7459	1.6062	1.5397	1.4440
Net realized and unrealized gain (loss)	(1.1775)		(0.9529)	0.3358	(1.3097)	0.6284	1.6849

Total income (loss) from investment operations	(0.3792)		0.5922	2.0817	0.2965	2.1681	3.1289

Net asset value, end of period	$21.3657		$21.7449	$21.1527	$19.0710	$18.7745	$16.6064

Total investment return(2)	(1.72)%		2.77%	10.92%	1.58%	13.06%	23.22%
Ratios/Supplemental data:
Net assets, end of period (in 000’s)	$545,453		$396,880	$127,319	$103,625	$141,458	$177,359
Ratio of expenses to average net assets:
Before expense reimbursement	0.0624	%(3)	0.0869%	0.1361%	0.0924%	0.1117%	0.0729%
After expense reimbursement	0.0624	%(3)	0.0869%	0.1162%	0.0375%	0.0375%	0.0375%
Ratio of net investment income to average net assets	7.50	%(3)	7.12%	8.68%	8.55%	8.88%	9.61%
Portfolio turnover rate	27%		70%	43%	122%	109%	94%

(1)	Calculated using the average units method.
(2)

Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a unitholder would pay on the redemption of Fund units.

(3)	Annualized.
(4)	For the period September 15, 2003 (commencement of operations) to December 31, 2003.

160	See accompanying notes to financial statements.

UBS Relationship Funds—Financial highlights

The table below sets forth financial data for one unit of beneficial interest outstanding throughout each period presented.

UBS Opportunistic Emerging Markets Debt Relationship Fund	Six months ended June 30, 2008 (unaudited)		Year ended December 31, 2007	Period ended December 31, 2006(4)
Net asset value, beginning of period	$11.9738		$10.9901	$10.0000

Income (loss) from investment operations:
Net investment income(1)	0.5213		0.8397	0.4086
Net realized and unrealized gain (loss)	(0.5948)		0.1440	0.5815

Total income (loss) from investment operations	(0.0735)		0.9837	0.9901

Net asset value, end of period	$11.9003		$11.9738	$10.9901

Total investment return(2)	(0.61)%		8.92%	9.90%
Ratios/Supplemental data:
Net assets, end of period (in 000’s)	$64,972		$95,608	$64,776
Ratio of expenses to average net assets:	0.4224	%(3)	0.3077%	0.4999	%(3)
Ratio of net investment income to average net assets	8.70	%(3)	7.18%	6.72	%(3)
Portfolio turnover rate	0%		65%	68%
	Six months ended June 30, 2008 (unaudited)		Year ended December 31,
UBS Opportunistic High Yield Relationship Fund			2007	2006		2005	2004(5)		2003(5)
Net asset value, beginning of period	$13.0376		$13.3189	$11.9862		$11.6940	$10.9244		$10.1256

Income (loss) from investment operations:
Net investment income(1)	0.5155		0.9659	1.0670		1.0052	0.9596		0.3429
Net realized and unrealized gain (loss)	(0.5536)		(1.2472)	0.2657		(0.7130)	(0.1900)		0.4559

Total income (loss) from investment operations	(0.0381)		(0.2813)	1.3327		0.2922	0.7696		0.7988

Net asset value, end of period	$12.9995		$13.0376	$13.3189		$11.9862	$11.6940		$10.9244

Total investment return(2)	(0.29)%		(2.11)%	11.12%		2.50%	7.04%		7.89%
Ratios/Supplemental data:
Net assets, end of period (in 000’s)	$39,727		$170,773	$202,096		$144,832	$67,184		$—	(6)
Ratio of expenses to average net assets:
Before expense reimbursement	0.2466	%(3)	0.1282%	0.1378%		0.1375%	0.1370	%(3)	0.1520	%(3)
After expense reimbursement	0.1400	%(3)	0.1282%	0.1376%		0.1375%	0.1370	%(3)	0.1375	%(3)
Ratio of net investment income to average net assets	8.52	%(3)	7.22%	8.44%		8.52%	8.59	%(3)	9.42	%(3)
Portfolio turnover rate	8%		70%	79%		32%	22%		84%

(1)	Calculated using the average units method.
(2)

Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a unitholder would pay on the redemption of Fund units.

(3)	Annualized.
(4)	For the period May 31, 2006 (commencement of operations) to December 31, 2006.
(5)

Inception date of UBS Opportunistic High Yield Relationship Fund is September 4, 2002. The Fund was inactive from May 21, 2003 to April 4, 2004. The inception return of the Fund is calculated as of April 5, 2004, the date the Fund re-commenced investment operations.

(6)	Net assets are less than $1,000.

See accompanying notes to financial statements.	161

UBS Relationship Funds—Financial highlights

The table below sets forth financial data for one unit of beneficial interest outstanding throughout each period presented.

UBS Opportunistic Loan Relationship Fund	Period ended June 30, 2008(3) (unaudited)
Net asset value, beginning of period	$10.0000

Income (loss) from investment operations:
Net investment income(1)	0.0774
Net realized and unrealized loss	(0.0353)

Total income from investment operations	0.0421

Net asset value, end of period	$10.0421

Total investment return(2)	0.42%
Ratios/Supplemental data:
Net assets, end of period (in 000’s)	$30,126
Ratio of expenses to average net assets:
Before expenses reimbursement	1.6787	%(4)
After expense reimbursement	0.6000	%(4)
Ratio of net investment income to average net assets	2.54	%(4)
Portfolio turnover rate	0	%(5)
	Six months ended June 30, 2008 (unaudited)		Year ended December 31,
UBS U.S. Bond Relationship Fund			2007	2006	2005	2004	2003
Net asset value, beginning of period	$15.8593		$15.3952	$14.6942	$14.3144	$13.6737	$13.0522

Income (loss) from investment operations:
Net investment income(1)	0.4539		0.8394	0.7446	0.6503	0.6141	0.6022
Net realized and unrealized gain (loss)	(1.4765)		(0.3753)	(0.0436)	(0.2705)	0.0266	0.0193

Total income (loss) from investment operations	(1.0226)		0.4641	0.7010	0.3798	0.6407	0.6215

Net asset value, end of period	$14.8367		$15.8593	$15.3952	$14.6942	$14.3144	$13.6737

Total investment return(2)	(6.45)%		3.01%	4.77%	2.65%	4.69%	4.76%
Ratios/Supplemental data:
Net assets, end of period (in 000’s)	$22,379		$75,716	$84,929	$83,074	$96,611	$86,070
Ratio of expenses to average net assets:
Before expense reimbursement	0.4367	%(4)	0.1906%	0.1401%	0.1132%	0.1535%	0.1119%
After expense reimbursement	0.1000	%(4)	0.1000%	0.0865%	0.0475%	0.0475%	0.0475%
Ratio of net investment income to average net assets	5.75	%(4)	5.35%	4.99%	4.49%	4.40%	4.50%
Portfolio turnover rate	108%		228%	179%	205%	182%	144%

(1)	Calculated using the average units method.
(2)

Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a unitholder would pay on the redemption of Fund units.

(3)	For the period March 12, 2008 (commencement of operations) to June 30, 2008.
(4)	Annualized.
(5)	Amount represents less than 1.00%.

162	See accompanying notes to financial statements.

UBS Relationship Funds—Financial highlights

The table below sets forth financial data for one unit of beneficial interest outstanding throughout each period presented.

	Six months ended June 30, 2008 (unaudited)		Year ended December 31,
UBS Cash Management Prime Relationship Fund			2007	2006	2005	2004	2003
Net asset value, beginning of period	$1.0000		$1.0000	$1.0000	$1.0000	$1.0000	$1.0000

Income from investment operations:
Net investment income(1)	0.0160		0.0522	0.0501	0.0324	0.0140	0.0126

Distributions:
Net investment income	(0.0160)		(0.0522)	(0.0501)	(0.0324)	(0.0140)	(0.0126)

Net asset value, end of period	$1.0000		$1.0000	$1.0000	$1.0000	$1.0000	$1.0000

Total investment return(2)	1.61%		5.34%	5.13%	3.29%	1.41%	1.23%
Ratios/Supplemental data:
Net assets, end of period (in 000’s)	$529,289		$736,044	$607,583	$962,999	$540,178	$247,719
Ratio of expenses to average net assets:
Before expense reimbursement	0.0406	%(3)	0.0264%	0.0256%	0.0124%	0.0334%	0.0200%
After expense reimbursement	0.0100	%(3)	0.0100%	0.0100%	0.0100%	0.0100%	0.0100%
Ratio of net investment income to average net assets	3.22	%(3)	5.21%	4.96%	3.38%	1.52%	1.26%
	Six months ended June 30, 2008 (unaudited)		Year ended December 31,
UBS U.S. Securitized Mortgage Relationship Fund			2007	2006	2005	2004	2003
Net asset value, beginning of period	$12.2016		$12.6044	$11.9618	$11.7333	$11.3193	$10.9469

Income (loss) from investment operations:
Net investment income(1)	0.3448		0.7130	0.6590	0.5421	0.4750	0.4435
Net realized and unrealized loss	(2.8508)		(1.1158)	(0.0164)	(0.3136)	(0.0610)	(0.0711)

Total income (loss) from investment operations	(2.5060)		(0.4028)	0.6426	0.2285	0.4140	0.3724

Net asset value, end of period	$9.6956		$12.2016	$12.6044	$11.9618	$11.7333	$11.3193

Total investment return(2)	(20.59)%		(3.22)%	5.38%	1.95%	3.66%	3.40%
Ratios/Supplemental data:
Net assets, end of period (in 000’s)	$1,437,115		$2,437,940	$1,678,309	$1,281,785	$976,592	$701,361
Ratio of expenses to average net assets:
Before expense reimbursement	0.0607	%(3)	0.0640%	0.1295%	0.1244%	0.1277%	0.0600%
After expense reimbursement	0.0607	%(3)	0.0640%	0.1295%	0.1244%	0.1277%	0.0600%
Ratio of net investment income to average net assets	5.88	%(3)	5.65%	5.39%	4.57%	4.13%	3.99%
Portfolio turnover rate	25%		62%	54%	64%	69%	72%

(1)	Calculated using the average units method.
(2)

Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a unitholder would pay on the redemption of Fund units or distributions paid.

(3)	Annualized.

See accompanying notes to financial statements.	163

UBS Relationship Funds—Financial highlights

The table below sets forth financial data for one unit of beneficial interest outstanding throughout each period presented.

UBS U.S. Treasury Inflation Protected Securities Relationship Fund	Six months ended June 30, 2008 (unaudited)		Period ended December 31, 2007(4)
Net asset value, beginning of period	$10.7690		$10.0000

Income from investment operations:
Net investment income(1)	0.4363		0.1763
Net realized and unrealized gain	0.1365		0.5927

Total income from investment operations	0.5728		0.7690

Net asset value, end of period	$11.3418		$10.7690

Total investment return(2)	5.32%		7.69%
Ratios/Supplemental data:
Net assets, end of period (in 000’s)	$10,552		$5,385
Ratio of expenses to average net assets:
Before expense reimbursement	2.8513	%(3)	4.7333	%(3)
After expense reimbursement	0.0475	%(3)	0.0475	%(3)
Ratio of net investment income to average net assets	7.84	%(3)	3.92	%(3)
Portfolio turnover rate	76%		31%

(1)	Calculated using the average units method.
(2)

Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a unitholder would pay on the redemption of Fund units.

(3)	Annualized.
(4)	For the period July 26, 2007 (commencement of operations) to December 31, 2007.

164	See accompanying notes to financial statements.

UBS Relationship Funds—Notes to financial statements

1.	Organization and significant accounting policies

UBS Relationship Funds (the “Trust”) is an open-end, management investment company registered under the Investment Company Act of 1940, as amended. The Trust currently offers units of multiple series representing separate portfolios of investments, each of which is non-diversified except for UBS Cash Management Prime Relationship Fund and UBS U.S. Treasury Inflation Protected Securities Relationship Fund, which are diversified. The nineteen series covered by this report are: UBS Global Securities Relationship Fund, UBS Emerging Markets Equity Completion Relationship Fund, UBS Emerging Markets Equity Relationship Fund, UBS International Equity Relationship Fund, UBS Small-Cap Equity Relationship Fund, UBS U.S. Equity Alpha Relationship Fund, UBS U.S. Large Cap Equity Relationship Fund, UBS U.S. Large Cap Growth Equity Relationship Fund, UBS U.S. Large-Cap Value Equity Relationship Fund, UBS Absolute Return Investment Grade Bond Relationship Fund, UBS Corporate Bond Relationship Fund, UBS High Yield Relationship Fund, UBS Opportunistic Emerging Markets Debt Relationship Fund, UBS Opportunistic High Yield Relationship Fund, UBS Opportunistic Loan Relationship Fund, UBS U.S. Bond Relationship Fund, UBS Cash Management Prime Relationship Fund, UBS U.S. Securitized Mortgage Relationship Fund and UBS U.S. Treasury Inflation Protected Securities Relationship Fund (each a “Fund,” and collectively, the “Funds”). On February 14, 2008, the Board of Trustees approved changing the name of the UBS U.S. Cash Management Prime Relationship Fund to UBS Cash Management Prime Relationship Fund. Additionally, the Board approved amending the Fund’s 80% investment policy in order to permit the Fund to invest up to 80% of its net assets in US dollar denominated money market instruments of US and foreign issuers. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

In the normal course of business, the Funds may enter into contracts that contain a variety of representations or that provide general indemnification for certain liabilities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had any prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

The Trust issues units of beneficial interest only in private placement transactions that do not involve a public offering within the meaning of Section 4(2) of the Securities Act of 1933, as amended (“Securities Act”). Only “accredited investors”, as defined in Regulation D under the Securities Act, may invest in the Funds. Accredited investors include common or commingled trust funds, investment companies, registered broker-dealers, investment banks, commercial banks, corporations, group trusts, certain high net worth individuals and similar organizations.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The preparation of financial statements in accordance with US generally accepted accounting principles requires the Trust’s management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

A.    Valuation of investments: Each Fund calculates its net asset value based on the current market value for its portfolio securities. The Funds normally obtain market values for their securities and other instruments from independent pricing sources. Independent pricing sources may use last reported sale prices, current market quotations or valuations from computerized “matrix” systems that derive values based on comparable securities or instruments. Securities traded in the over-the-counter (“OTC”) market and listed on The NASDAQ Stock Market, Inc. (“NASDAQ”) normally are valued at the NASDAQ Official Closing Price.

165

UBS Relationship Funds—Notes to financial statements

Other OTC securities are valued at the last bid price available prior to valuation. Securities which are listed on US and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. Securities listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the close of the foreign markets. Certain funds may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. If a security is valued at a “fair value,” that value is likely to be different from the last quoted market price for the security. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc. (“UBS Global AM”), the investment advisor of the Funds. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich and Basel, Switzerland and operations in many areas of the financial services industry. If a market value is not readily available from an independent pricing source for a particular security or instrument, that security or instrument is valued at a fair value determined by or under the direction of the Trust’s Board of Trustees (the “Board”). Various factors may be reviewed in order to make a good faith determination of a security’s or instrument’s fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the securities or instruments; and the evaluation of forces which influence the market in which the securities or instruments are purchased and sold. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company.

Certain securities in which the Funds invest are traded in markets that close before 4:00 p.m. Eastern Time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m. Eastern Time will not be reflected in the Fund’s net asset value. However, if any of the Funds determine that such developments are so significant that they will materially affect the value of the Fund’s securities, the Fund may adjust the previous closing prices to reflect what the Board believes to be the fair value of these securities as of 4:00 p.m. Eastern Time.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 requires disclosure surrounding the various inputs that are used in determining the value of the Funds’ investments. These inputs are summarized into the three broad levels listed below.

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Other significant observable inputs, including but not limited to, quoted prices for similar securities, interest rates, prepayment speeds and credit risk.

Level 3 – Unobservable inputs inclusive of the Funds’ own assumptions in determining the value of investments.

166

UBS Relationship Funds—Notes to financial statements

The following is a summary of the inputs used as of June 30, 2008 in valuing the Funds’ assets. The Funds may hold securities which have been fair valued in accordance with the Funds’ fair valuation policy as of June 30, 2008, which may result in movement between level 1 and level 2.

UBS Global Securities Relationship Fund

Measurements at 06/30/08

Description	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Securities	$1,179,646,586	$1,592,631,230	$4,237,035	$2,776,514,851
Derivatives	5,668,366	3,545,137	0	9,213,503

Total	$1,185,314,952	$1,596,176,367	$4,237,035	$2,785,728,354

Liabilities
Securities sold short	$0	$0	$0	$0
Derivatives	11,847,958	26,874,253	0	38,722,211

Total	$11,847,958	$26,874,253	$0	$38,722,211

UBS Emerging Markets Equity Completion Relationship Fund

Measurements at 06/30/08

Description	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Securities	$38,622,741	$60,220,690	$0	$98,843,431
Derivatives	0	5,423	0	5,423

Total	$38,622,741	$60,226,113	$0	$98,848,854

Liabilities
Securities sold short	$0	$0	$0	$0
Derivatives	0	0	0	0

Total	$0	$0	$0	$0

UBS Emerging Markets Equity Relationship Fund

Measurements at 06/30/08

Description	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Securities	$76,209,242	$134,975,122	$2,890,601	$214,074,965
Derivatives	0	0	0	0

Total	$76,209,242	$134,975,122	$2,890,601	$214,074,965

Liabilities
Securities sold short	$0	$0	$0	$0
Derivatives	0	0	0	0

Total	$0	$0	$0	$0

167

UBS Relationship Funds—Notes to financial statements

UBS International Equity Relationship Fund

Measurements at 06/30/08

Description	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Securities	$3,101,068	$60,931,369	$0	$64,032,437
Derivatives	0	170,493	0	170,493

Total	$3,101,068	$61,101,862	$0	$64,202,930

Liabilities
Securities sold short	$0	$0	$0	$0
Derivatives	0	435,674	0	435,674

Total	$0	$435,674	$0	$435,674

UBS Small-Cap Equity Relationship Fund

Measurements at 06/30/08

Description	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Securities	$289,097,390	$106,359,198	$0	$395,456,588
Derivatives	0	0	0	0

Total	$289,097,390	$106,359,198	$0	$395,456,588

Liabilities
Securities sold short	$0	$0	$0	$0
Derivatives	0	0	0	0

Total	$0	$0	$0	$0

UBS U.S. Equity Alpha Relationship Fund

Measurements at 06/30/08

Description	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Securities	$799,434,724	$6,901,722	$0	$806,336,446
Derivatives	0	0	0	0

Total	$799,434,724	$6,901,722	$0	$806,336,446

Liabilities
Securities sold short	$169,406,533	$0	$0	$169,406,533
Derivatives	0	0	0	0

Total	$169,406,533	$0	$0	$169,406,533

168

UBS Relationship Funds—Notes to financial statements

UBS U.S. Large Cap Equity Relationship Fund

Measurements at 06/30/08

Description	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Securities	$333,694,436	$8,502,244	$0	$342,196,680
Derivatives	0	0	0	0

Total	$333,694,436	$8,502,244	$0	$342,196,680

Liabilities
Securities sold short	$0	$0	$0	$0
Derivatives	99,342	0	0	99,342

Total	$99,342	$0	$0	$99,342

UBS U.S. Large Cap Growth Equity Relationship Fund

Measurements at 06/30/08

Description	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Securities	$385,023,745	$29,249,175	$0	$414,272,920
Derivatives	0	0	0	0

Total	$385,023,745	$29,249,175	$0	$414,272,920

Liabilities
Securities sold short	$0	$0	$0	$0
Derivatives	0	0	0	0

Total	$0	$0	$0	$0

UBS U.S. Large-Cap Value Equity Relationship Fund

Measurements at 06/30/08

Description	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Securities	$84,430,010	$1,521,023	$0	$85,951,033
Derivatives	0	0	0	0

Total	$84,430,010	$1,521,023	$0	$85,951,033

Liabilities
Securities sold short	$0	$0	$0	$0
Derivatives	0	0	0	0

Total	$0	$0	$0	$0

169

UBS Relationship Funds—Notes to financial statements

UBS Absolute Return Investment Grade Bond Relationship Fund

Measurements at 06/30/08

Description	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Securities	$0	$134,340,373	$1,334,327	$135,674,700
Derivatives	772,178	1,971,848	0	2,744,026

Total	$772,178	$136,312,221	$1,334,327	$138,418,726

Liabilities
Securities sold short	$0	$0	$0	$0
Derivatives	1,668,701	6,214,286	0	7,882,987

Total	$1,668,701	$6,214,286	$0	$7,882,987

UBS Corporate Bond Relationship Fund

Measurements at 06/30/08

Description	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Securities	$0	$521,955,195	$0	$521,955,195
Derivatives	0	2,599,964	0	2,599,964

Total	$0	$524,555,159	$0	$524,555,159

Liabilities
Securities sold short	$0	$0	$0	$0
Derivatives	199,808	924,860	0	1,124,668

Total	$199,808	$924,860	$0	$1,124,668

UBS High Yield Relationship Fund

Measurements at 06/30/08

Description	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Securities	$7,198	$550,299,902	$0	$550,307,100
Derivatives	0	4,243,902	0	4,243,902

Total	$7,198	$554,543,804	$0	$554,551,002

Liabilities
Securities sold short	$0	$0	$0	$0
Derivatives	0	(9,111,935)	0	(9,111,935)

Total	$0	($9,111,935)	$0	($9,111,935)

170

UBS Relationship Funds—Notes to financial statements

UBS Opportunistic Emerging Markets Debt Relationship Fund

Measurements at 06/30/08

Description	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Securities	$0	$57,728,413	$5,499,311	$63,227,724
Derivatives	0	99,887	0	99,887

Total	$0	$57,828,300	$5,499,311	$63,327,611

Liabilities
Securities sold short	$0	$0	$0	$0
Derivatives	0	828,890	0	828,890

Total	$0	$828,890	$0	$828,890

UBS Opportunistic High Yield Relationship Fund

Measurements at 06/30/08

Description	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Securities	$0	$35,614,260	$0	$35,614,260
Derivatives	0	4,480,052	0	4,480,052

Total	$0	$40,094,312	$0	$40,094,312

Liabilities
Securities sold short	$0	$0	$0	$0
Derivatives	0	754,426	0	754,426

Total	$0	$754,426	$0	$754,426

UBS Opportunistic Loan Relationship Fund

Measurements at 06/30/08

Description	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Securities	$0	$38,525,659	$0	$38,525,659
Derivatives	0	0	0	0

Total	$0	$38,525,659	$0	$38,525,659

Liabilities
Securities sold short	$0	$0	$0	$0
Derivatives	0	0	0	0

Total	$0	$0	$0	$0

171

UBS Relationship Funds—Notes to financial statements

UBS U.S. Bond Relationship Fund

Measurements at 06/30/08

Description	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Securities	$0	$22,945,936	$110,777	$23,056,713
Derivatives	78,136	142,477	0	220,613

Total	$78,136	$23,088,413	$110,777	$23,277,326

Liabilities
Securities sold short	$0	$0	$0	$0
Derivatives	91,754	292,114	0	383,868

Total	$91,754	$292,114	$0	$383,868

UBS Cash Management Prime Relationship Fund

Measurements at 06/30/08

Description	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Securities	$0	$529,968,184	$0	$529,968,184
Derivatives	0	0	0	0

Total	$0	$529,968,184	$0	$529,968,184

Liabilities
Securities sold short	$0	$0	$0	$0
Derivatives	0	0	0	0

Total	$0	$0	$0	$0

UBS U.S. Securitized Mortgage Relationship Fund

Measurements at 06/30/08

Description	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Securities	$0	$1,409,099,659	$69,499,106	$1,478,598,765
Derivatives	0	0	0	0

Total	$0	$1,409,099,659	$69,499,106	$1,478,598,765

Liabilities
Securities sold short	$0	$0	$0	$0
Derivatives	0	79,909,306	0	79,909,306

Total	$0	$79,909,306	$0	$79,909,306

172

UBS Relationship Funds—Notes to financial statements

UBS U.S. Treasury Inflation Protected Securities Relationship Fund

Measurements at 06/30/08

Description	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Securities	$0	$10,409,008	$0	$10,409,008
Derivatives	0	0	0	0

Total	$0	$10,409,008	$0	$10,409,008

Liabilities
Securities sold short	$0	$0	$0	$0
Derivatives	0	0	0	0

Total	$0	$0	$0	$0

173

UBS Relationship Funds—Notes to financial statements

The following is a rollforward of the Funds’ assets that were valued using unobservable inputs for the period beginning January 1, 2008 through June 30, 2008:

UBS Global Securities Relationship Fund

	Measurements using unobservable inputs (Level 3)
	Securities	Derivatives	Total
Assets
Beginning balance	$6,089,212	$0	$6,089,212
Total gains or losses (realized/unrealized) included in earnings	(1,188,392)	0	(1,188,392)
Purchases, sales, issuances, and settlements (net)	(275,033)	0	(275,033)
Transfers in and/or out of Level 3	(388,752)	0	(388,752)

Ending balance	$4,237,035	$0	$4,237,035

The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to assets and liabilities still held at 06/30/08.	($1,481,977)	$0	($1,481,977)

UBS Emerging Markets Equity Relationship Fund

	Measurements using unobservable inputs (Level 3)
	Securities	Derivatives	Total
Assets
Beginning balance	$6,691,365	$0	$6,691,365
Total gains or losses (realized/unrealized) included in earnings	(2,046,610)	0	(2,046,610)
Purchases, sales, issuances, and settlements (net)	(1,754,154)	0	(1,754,154)
Transfers in and/or out of Level 3	0	0	0

Ending balance	$2,890,601	$0	$2,890,601

The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to assets and liabilities still held at 06/30/08.	($3,399,201)	$0	($3,399,201)

UBS Absolute Return Investment Grade Bond Relationship Fund

	Measurements using unobservable inputs (Level 3)
	Securities	Derivatives	Total
Assets
Beginning balance	$6,763,837	$0	$6,763,837
Total gains or losses (realized/unrealized) included in earnings	(2,540,145)	0	(2,540,145)
Purchases, sales, issuances, and settlements (net)	(69,085)	0	(69,085)
Transfers in and/or out of Level 3	(2,820,280)	0	(2,820,280)

Ending balance	$1,334,327	$0	$1,334,327

The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to assets and liabilities still held at 06/30/08.	$1,241,232	$0	$1,241,232

174

UBS Relationship Funds—Notes to financial statements

UBS Opportunistic Emerging Markets Debt Relationship Fund

	Measurements using unobservable inputs (Level 3)
	Securities	Derivatives	Total
Assets
Beginning balance	$14,773,861	$1,935,303	$16,709,164
Total gains or losses (realized/unrealized) included in earnings	202,667	(59,244)	143,423
Purchases, sales, issuances, and settlements (net)	0	(1,876,059)	(1,876,059)
Transfers in and/or out of Level 3	(9,477,217)	0	(9,477,217)

Ending balance	$5,499,311	$0	$5,499,311

The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to assets and liabilities still held at 06/30/08.	$62,159	$0	$62,159

UBS Opportunistic High Yield Relationship Fund

	Measurements using unobservable inputs (Level 3)
	Securities	Derivatives	Total
Assets
Beginning balance	$16,338	$0	$16,338
Total gains or losses (realized/unrealized) included in earnings	(16,338)	0	(16,338)
Purchases, sales, issuances, and settlements (net)	0	0	0
Transfers in and/or out of Level 3	0	0	0

Ending balance	$0	$0	$0

The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to assets and liabilities still held at 06/30/08.	$0	$0	$0

UBS U.S. Bond Relationship Fund

	Measurements using unobservable inputs (Level 3)
	Securities	Derivatives	Total
Assets
Beginning balance	$743,860	$0	$743,860
Total gains or losses (realized/unrealized) included in earnings	(156,229)	0	(156,229)
Purchases, sales, issuances, and settlements (net)	(414,354)	0	(414,354)
Transfers in and/or out of Level 3	(62,500)	0	(62,500)

Ending balance	$110,777	$0	$110,777

The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to assets and liabilities still held at 06/30/08.	$1,280,449	$0	$1,280,449

175

UBS Relationship Funds—Notes to financial statements

UBS U.S. Securitized Mortgage Relationship Fund

	Measurements using unobservable inputs (Level 3)
	Securities	Derivatives	Total
Assets
Beginning balance	$207,569,650	$0	$207,569,650
Total gains or losses (realized/unrealized) included in earnings	(32,087,283)	0	(32,087,283)
Purchases, sales, issuances, and settlements (net)	(28,690,933)	0	(28,690,933)
Transfers in and/or out of Level 3	(77,292,328)	0	(77,292,328)

Ending balance	$69,499,106	$0	$69,499,106

The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to assets and liabilities still held at 06/30/08.	($22,500,300)	$0	($22,500,300)

176

UBS Relationship Funds—Notes to financial statements

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). This standard requires enhanced disclosures about the Funds’ derivative and hedging activities. FAS 161 is effective for financial statements issued for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. Management is currently evaluating the impact the adoption of FAS 161 will have on the Funds’ financial statement disclosures.

B.    Restricted securities: The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of each Fund’s Portfolio of investments.

C.    Foreign currency translation: Investment securities and other assets and liabilities denominated in foreign currencies are translated daily into US dollars using foreign currency exchange rates determined as of the close of regular trading on the New York Stock Exchange. Purchases and sales of portfolio securities, commitments under forward foreign currency contracts and income receipts are translated at the prevailing exchange rate as of the date of each transaction. Realized and unrealized foreign exchange gains or losses on investments are included as a component of net realized and unrealized gain or loss on investments in the Statements of operations. Certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in or are a reduction of ordinary income in accordance with US federal income tax regulations

D.    Investment transactions and investment income: Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method. Dividend income is recorded on the ex-dividend date (“ex-date”) except in the case of certain dividends from foreign securities which are recorded as soon after the ex-date as the respective Fund, using reasonable diligence, becomes aware of such dividends. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

E.    Forward foreign currency contracts: A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include movement in the value of the foreign currency relative to the US dollar and the potential inability of the counterparty to meet the terms of the contract. The Funds may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions and to manage currency risk.

A Fund will only enter into forward contracts to sell, for a fixed amount of US dollars or other appropriate currency, an amount of foreign currency, to the extent that the value of the short forward contract is covered by the underlying value of securities denominated in the currency being sold. Alternatively, when a Fund enters into a forward contract to sell an amount of foreign currency, the Fund’s custodian or sub-custodian will place assets in a segregated account of the Fund in an amount not less than the value of the Fund’s total assets committed to the consumption of such forward contracts. If the assets placed in the account decline in value, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund’s commitments with respect to such contracts.

The unrealized gain, if any, represents the credit risk to each Fund on a forward foreign currency contract. Fluctuations in the value of the open forward foreign currency contracts are recorded daily for book purposes

177

UBS Relationship Funds—Notes to financial statements

as net unrealized gains or losses on foreign forward currency contracts by the Funds. Realized gains and losses include net gains and losses recognized by the Funds on contracts which have been sold or matured.

F.    Futures contracts: The Funds may purchase or sell exchange-traded futures contracts, which are contracts that obligate the Funds to make or take delivery of a financial instrument or the cash value of a securities index at a specified future date at a specified price. The Fund may purchase or sell futures contracts to increase or reduce its exposure to an asset class without purchasing or selling the underlying securities, either as a hedge or to enhance or realize gains. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deliver to a broker an amount of cash and/or government securities equal to a certain percentage of the contract amount. This amount is known as the “initial margin”. Subsequent payments, known as “variation margin”, are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the futures contract is closed or expires, at which time the net gain or loss is reclassified to realized gain or loss on futures.

The Statements of operations reflect net realized and net unrealized gains and losses on these contracts.

G.    Securities traded on to-be-announced basis: Certain Funds may from time to time purchase, or sell short, securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying security transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, US government securities or other liquid high grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

H.    Swap agreements: Certain Funds may engage in swap agreements, including but not limited to interest rate, currency, credit default and equity swap agreements. A Fund expects to enter into these transactions to preserve a return or spread on a particular investment or portion of the portfolio’s duration, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

Certain Funds may enter into interest rate swap agreements with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect themselves from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Credit default swap agreements involve commitments to make or receive payments in the event of a default or a credit event of a referenced security. As a buyer, the Fund would make periodic payments to the counterparty, and the Fund would receive payments only upon the occurrence of a credit event. If no credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event does occur, the Fund typically would receive full notional value for a reference obligation that

178

UBS Relationship Funds—Notes to financial statements

may have little or no value. As a seller, the Fund would receive periodic payments from the counterparty, and the Fund would make payments only upon the occurrence of a credit event. If no credit event occurs, the Fund will gain the periodic stream of payments it received over the term of the contract. However, if a credit event occurs, the Fund will pay full notional value for a reference obligation that may have little or no value. Credit default swaps may involve greater risks than if the Fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk.

Total return swap agreements involve commitments to pay or receive interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily, and the change, if any, is recorded as unrealized appreciation or depreciation.

The use of swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If UBS Global AM is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Funds will be less favorable than it would have been if this investment technique was never used. Swaps do not involve the delivery of securities and are subject to counterparty risk. If the other party to a swap defaults and fails to consummate the transaction, a Fund’s risk of loss will consist of the net amount of interest or other payments that the Fund is contractually entitled to receive plus any cash collateral if applicable. Therefore, the Fund would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

The Funds will accrue for interim payments on swap agreements on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap agreements on the Statements of assets and liabilities. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swap agreements, in addition to realized gain/loss recorded upon the termination of swap agreements on the Statements of operations. Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation of swap agreements.

At June 30, 2008, UBS Global Securities Relationship Fund, UBS Absolute Return Investment Grade Bond Relationship Fund, and UBS U.S. Bond Relationship Fund had outstanding interest rate swap agreements with the following terms:

UBS Global Securities Relationship Fund

Counterparty	Notional amount		Termination date	Payments made by the Fund		Payments received by the Fund		Value
Goldman Sachs International	USD	78,300,000	03/17/10	2.8125	%(1)	2.6212	%(2)	$(547,235)

(1)	Rate based on 3 month LIBOR (USD BBA)
(2)	Payments received are based on the notional amount.
BBA	British Banking Association
LIBOR	London Interbank Offered Rate

Currency type abbreviation:

USD	United States Dollar

179

UBS Relationship Funds—Notes to financial statements

UBS Absolute Return Investment Grade Bond Relationship Fund

Counterparty	Notional amount		Termination date	Payments made by the Fund		Payments received by the Fund		Value
Citigroup	USD	187,000,000	07/03/08	2.6838	%(1)	2.7310	%(2)	$22,329
Citigroup	USD	191,000,000	07/03/08	2.6838	(1)	2.6375	(2)	(22,324)
Citigroup	USD	194,000,000	08/02/08	2.8500	(1)	2.5800	(2)	(136,443)
Deutsche Bank AG	USD	194,000,000	07/09/08	2.7100	(1)	2.6500	(2)	(29,404)
JPMorgan Chase Bank	USD	39,700,000	06/12/11	—	(3)	5.6100	(2)	967,573
JPMorgan Chase Bank	USD	9,300,000	06/12/19	5.8475	(2)	—	(3)	(669,210)
Lehman Brothers	USD	3,175,000	07/10/18	3.3500	(2)	—	(4)	34,893
Lehman Brothers	USD	3,175,000	07/10/18	—	(5)	3.5700	(2)	(88,900)
Lehman Brothers	USD	2,000,000	07/31/28	3.7300	(2)	—	(4)	20,229
Lehman Brothers	USD	2,000,000	07/31/28	—	(5)	4.2600	(2)	(95,830)
Merrill Lynch	USD	194,000,000	07/09/08	2.7100	(1)	2.6500	(2)	(29,404)
Merrill Lynch	USD	1,675,000	07/10/28	—	(5)	4.6500	(2)	(17,420)
Merrill Lynch	USD	1,675,000	07/10/28	3.8300	(1)	—	(4)	(7,994)
Merrill Lynch	USD	118,300,000	03/15/10	—	(3)	3.1926	(2)	(443,727)
Merrill Lynch	USD	24,600,000	08/31/12	—	(3)	3.3652	(2)	(747,968)
Merrill Lynch	USD	33,600,000	02/15/15	4.1943	(2)	2.8006	(1)	479,789
Merrill Lynch	USD	14,100,000	05/15/16	4.1717	(2)	2.8006	(1)	349,365

								$(414,446)

(1)	Rate based on 3 month LIBOR (USD BBA)
(2)	Payments made or received are based on the notional amount.
(3)	Rate based on 3 month LIBOR (USD BBA). This is a forward starting trade and, as such, a floating rate has not yet been assigned as of June 30, 2008.
(4)	Rate based on SIFMA Municipal Swap Index. This is a forward starting trade and, as such, a floating rate has not yet been assigned as of June 30, 2008.
(5)	Rate based on MMD Municipal Swap Index. This is a forward starting trade and, as such, a floating rate has not yet been assigned as of June 30, 2008.
BBA	British Banking Association
LIBOR	London Interbank Offered Rate
SIFMA	Securities Industry and Financial Markets Association

Currency type abbreviation:

USD	United States Dollar

UBS U.S. Bond Relationship Fund

Counterparty	Notional amount		Termination date	Payments made by the Fund		Payments received by the Fund		Value
Citigroup	USD	32,000,000	07/03/08	2.6838	%(1)	2.7310	%(2)	$3,821
Citigroup	USD	31,000,000	07/03/08	2.6838	(1)	2.6375	(2)	(3,623)
Citigroup	USD	31,000,000	08/02/08	2.8500	(1)	2.5800	(2)	(21,803)
Deutsche Bank AG	USD	31,000,000	07/09/08	2.7100	(1)	2.6500	(2)	(4,698)
Goldman Sachs International	USD	8,000,000	03/17/10	2.8125	(1)	2.6212	(2)	(55,912)
JPMorgan Chase Bank	USD	3,000,000	06/12/11	—	(3)	5.6100	(2)	73,116
JPMorgan Chase Bank	USD	700,000	06/12/19	5.8475	(2)	—	(3)	(50,371)
Lehman Brothers	USD	525,000	07/10/18	3.3500	(2)	—	(4)	5,770
Lehman Brothers	USD	525,000	07/10/18	—	(5)	3.5700	(2)	(14,700)
Lehman Brothers	USD	275,000	07/31/28	—	(5)	4.2600	(2)	(13,176)
Lehman Brothers	USD	275,000	07/31/28	3.7300	(2)	—	(4)	2,781
Merrill Lynch	USD	31,000,000	07/09/08	2.7100	(1)	2.6500	(2)	(4,698)
Merrill Lynch	USD	3,900,000	08/31/12	—	(3)	3.3652	(2)	(118,581)
Merrill Lynch	USD	2,300,000	05/15/16	4.1717	(2)	2.8006	(1)	56,989
Merrill Lynch	USD	300,000	07/10/28	—	(5)	4.6500	(2)	(3,120)
Merrill Lynch	USD	300,000	07/10/28	3.8300	(2)	—	(4)	(1,432)

								$(149,637)

(1)	Rate based on 3 month LIBOR (USD BBA)
(2)	Payments made or received are based on the notional amount.
(3)	Rate based on 3 month LIBOR (USD BBA). This is a forward starting trade and, as such, a floating rate has not yet been assigned as of June 30, 2008.
(4)	Rate based on SIFMA Municipal Swap Index. This is a forward starting trade and, as such, a floating rate has not yet been assigned as of June 30, 2008.
(5)	Rate based on MMD Municipal Swap Index. This is a forward starting trade and, as such, a floating rate has not yet been assigned as of June 30, 2008.
BBA	British Banking Association
LIBOR	London Interbank Offered Rate
MMD	Municipal Market Data
SIFMA	Securities Industry and Financial Markets Association

Currency type abbreviation:

USD	United States Dollar

180

UBS Relationship Funds—Notes to financial statements

At June 30, 2008, UBS Global Securities Relationship Fund, UBS Absolute Return Investment Grade Bond Relationship Fund, UBS Opportunistic Emerging Markets Debt Relationship Fund, UBS Corporate Bond Relationship Fund, UBS High Yield Relationship Fund, UBS Opportunistic High Yield Relationship Fund, and UBS U.S. Securitized Mortgage Relationship Fund had outstanding credit default swap agreements with the following terms:

UBS Global Securities Relationship Fund

Counterparty	Notional amount		Termination date	Payments made by the Fund		Payments received by the Fund		Value
Deutsche Bank AG	USD	2,500,000	08/25/37	—	(1)	0.0900	%(2)	$(1,270,523)
Merrill Lynch	USD	1,650,000	08/25/37	—	(1)	0.0900	(2)	(838,546)

								$(2,109,069)

(1)

Payment to the counterparty will be made upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the Dow Jones ABX-HE-AAA Series 07-1 Index.

(2)	Payments received are based on the notional amount.

Currency type abbreviation:

USD	United States Dollar

UBS Absolute Return Investment Grade Bond Relationship Fund

Counterparty	Notional amount		Termination date	Payments made by the Fund		Payments received by the Fund		Value
Deutsche Bank AG	USD	2,675,000	08/25/37	—	(1)	0.0900	%(2)	$(1,359,460)
Deutsche Bank AG	USD	2,250,000	12/13/49	—	(3)	0.2700	(2)	(798,905)
Goldman Sachs International	USD	2,000,000	03/20/13	1.3800	%(2)	—	(4)	97,670
JPMorgan Chase Bank	USD	2,000,000	09/20/08	—	(5)	7.4000	(2)	(92,578)
Merrill Lynch	USD	850,000	08/25/37	—	(1)	0.0900	(2)	(431,978)
Merrill Lynch	USD	3,500,000	12/13/49	—	(3)	0.2700	(2)	(1,242,741)

								$(3,827,992)

(1)

Payment to the counterparty will be made upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the Dow Jones ABX-HE-AAA Series 07-1 Index.

(2)	Payments made or received are based on the notional amount.
(3)

Payment to the counterparty will be made upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the Dow Jones CMBX-NA-AA Series 3 Index.

(4)	Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Merrill Lynch & Co., Inc. 5.000% bond, due 01/15/15.
(5)	Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Residential Capital LLC 6.500% bond, due 04/17/13.

Currency type abbreviation:

USD	United States Dollar

181

UBS Relationship Funds—Notes to financial statements

UBS Corporate Bond Relationship Fund

Counterparty	Notional amount		Termination date	Payments made by the Fund		Payments received by the Fund		Value
Citigroup	USD	5,000,000	06/20/13	5.0000	%(1)	—	(2)	$679,691
Goldman Sachs International	USD	2,900,000	12/20/12	2.5200	(1)	—	(3)	97,479
Goldman Sachs International	USD	2,900,000	12/20/12	1.4500	(1)	—	(4)	30,188
Goldman Sachs International	USD	3,550,000	09/20/08	—	(5)	6.0000	%(1)	24,898
Goldman Sachs International	USD	4,350,000	09/20/17	0.5300	(1)	—	(6)	193,661
Goldman Sachs International	USD	5,000,000	06/20/17	0.8600	(1)	—	(7)	79,087
Goldman Sachs International	USD	5,000,000	09/20/17	0.3700	(1)	—	(8)	135,579
Goldman Sachs International	USD	8,500,000	09/20/12	—	(9)	0.2200	(1)	(250,433)
Goldman Sachs International	USD	10,000,000	06/20/12	0.6200	(1)	—	(10)	713,837
Goldman Sachs International	USD	10,000,000	06/20/12	0.4800	(1)	—	(11)	(31,894)
Goldman Sachs International	USD	10,000,000	06/20/17	0.3900	(1)	—	(12)	467,023
Goldman Sachs International	USD	17,000,000	06/20/12	—	(13)	0.2000	(1)	(406,127)
JPMorgan Chase Bank	USD	2,500,000	09/20/08	—	(14)	3.0000	(1)	224
JPMorgan Chase Bank	USD	3,500,000	09/20/12	—	(15)	0.6300	(1)	(51,249)
JPMorgan Chase Bank	USD	4,000,000	09/20/08	—	(16)	7.4000	(1)	(185,157)
JPMorgan Chase Bank	USD	10,050,000	06/20/14	2.8500	(1)	—	(17)	133,121
Lehman Brothers	USD	2,300,000	09/20/12	0.5300	(1)	—	(18)	45,176

								$1,675,104

(1)	Payments made or received are based on the notional amount.
(2)	Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the MGIC Investment Corporation 5.375% bond, due 11/01/15.
(3)	Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Ryland Group 5.375% bond, due 01/15/15.
(4)	Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the MDC Holdings Inc. 5.500% bond, due 05/19/13.
(5)	Payment to the counteparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the MGIC Investment Corporation 5.375% bond, due 11/01/15.
(6)	Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Anheuser-Busch Cos Inc. 5.625% bond, due 10/01/10.
(7)	Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Alcoa Inc. 6.500% bond, due 06/01/11.
(8)	Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Aetna Inc. 6.625% bond, due 06/15/36.
(9)	Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Wellpoint Inc. 6.800% bond, due 08/01/12.
(10)	Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Masco Corporation 5.875% bond, due 07/15/12.
(11)	Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the H. J. Heinz Company 6.000% bond, due 03/15/08.
(12)	Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Daimler AG 6.500% bond, due 11/15/13.
(13)	Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Daimler AG 6.500% bond, due 11/15/13.
(14)	Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the KB Home 5.750% bond, due 02/01/14.
(15)	Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Bear Stearns Cos., Inc. 5.300% bond, due 10/30/15.
(16)	Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Residential Capital LLC 6.500% bond, due 04/17/13.
(17)	Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Brunswick Corp. 7.125% bond, due 08/01/27.
(18)	Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Exelon Corporation 6.750% bond, due 05/01/11.

Currency type abbreviation:

USD	United States Dollar

182

UBS Relationship Funds—Notes to financial statements

UBS High Yield Relationship Fund

Counterparty	Notional amount		Termination date	Payments made by the Fund		Payments received by the Fund		Value
Goldman Sachs International	USD	1,350,000	09/20/08	—	(1)	5.4000	%(2)	$(69,144)
Goldman Sachs International	USD	2,200,000	09/20/08	—	(3)	6.0000	(2)	15,430
Goldman Sachs International	USD	2,700,000	09/20/08	—	(3)	6.0000	(2)	18,936
Goldman Sachs International	USD	6,500,000	09/20/08	—	(1)	6.6000	(2)	(313,694)
Goldman Sachs International	USD	48,510,000	12/20/12	3.7500	%(2)	—	(4)	4,209,536
JPMorgan Chase Bank	USD	1,000,000	09/20/08	—	(1)	7.4000	(2)	(46,289)
JPMorgan Chase Bank	USD	38,400,000	06/20/12	—	(5)	1.2000	(2)	(2,504,307)
Lehman Brothers	USD	3,500,000	09/20/08	—	(1)	8.0000	(2)	(156,837)
Lehman Brothers	USD	48,000,000	06/20/12	—	(5)	1.2000	(2)	(3,130,384)
Lehman Brothers	USD	34,650,000	06/20/12	—	(6)	2.7500	(2)	(2,891,280)

								$(4,868,033)

(1)	Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Residential Capital LLC 6.500% bond, due 04/17/13.
(2)	Payments made or received are based on the notional amount.
(3)	Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Countrywide Home Loans Inc. 4.000% bond, due 03/22/11.
(4)

Payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the Dow Jones CDX-NA-HY Series 9 Index.

(5)

Payment to the counterparty will be made upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the Dow Jones LCDX-NA Series 8 Index.

(6)

Payment to the counterparty will be made upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the Dow Jones CDX-NA-HY Series 8 Index.

Currency type abbreviation:

USD	United States Dollar

UBS Opportunistic Emerging Markets Debt Relationship Fund

Counterparty	Notional amount		Termination date	Payments made by the Fund		Payments received by the Fund		Value
Merrill Lynch	USD	4,500,000	03/20/09	—	(1)	4.5500	%(2)	$92,462

(1)	Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Republic of Venezuela, 9.250% bond, due 09/15/27.
(2)	Payment made are based on the notional amount.

Currency type abbreviation:

USD	United States Dollar

UBS Opportunistic High Yield Relationship Fund

Counterparty	Notional amount		Termination date	Payments made by the Fund		Payments received by the Fund		Value
Goldman Sachs International	USD	800,000	09/20/08	—	(1)	6.0000	%(2)	$5,610
Goldman Sachs International	USD	1,000,000	09/20/08	—	(1)	6.0000	(2)	7,013
Goldman Sachs International	USD	1,000,000	09/20/08	—	(3)	5.0000	(2)	(52,203)
Goldman Sachs International	USD	4,000,000	09/20/08	—	(3)	6.6000	(2)	(193,042)
Goldman Sachs International	USD	51,480,000	12/20/12	3.7500	%(2)	—	(5)	4,467,263
JPMorgan Chase Bank	USD	1,850,000	09/20/08	—	(4)	3.0000	(2)	166
JPMorgan Chase Bank	USD	11,000,000	09/20/08	—	(3)	7.4000	(2)	(509,181)

								$3,725,626

(1)	Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Countrywide Home Loans Inc. 4.000% bond, due 03/22/11.
(2)	Payments made or received are based on the notional amount.
(3)	Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Residential Capital LLC 6.500% bond, due 04/17/13.
(4)	Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the KB Home 5.7500% bond, due 02/01/14.
(5)

Payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the Dow Jones CDX-NA-HY Series 9 Index.

Currency type abbreviation:

USD	United States Dollar

183

UBS Relationship Funds – Notes to financial statements

UBS U.S. Securitized Mortgage Relationship Fund

Counterparty	Notional amount		Termination date	Payments made by the Fund		Payments received by the Fund		Value
Deutsche Bank AG	USD	63,450,000	08/25/37	—	(1)	0.0900	%(2)	$(32,245,879)
Deutsche Bank AG	USD	23,000,000	12/13/49	—	(3)	0.2700	(2)	(8,166,581)
Goldman Sachs International	USD	10,000,000	10/12/52	—	(1)	1.3400	(2)	(4,026,462)
Goldman Sachs International	USD	10,000,000	10/12/52	—	(1)	1.3400	(2)	(4,026,462)
Merrill Lynch	USD	47,200,000	08/25/37	—	(1)	0.0900	(2)	(23,987,478)
Merrill Lynch	USD	21,000,000	12/13/49	—	(3)	0.2700	%(2)	(7,456,444)

								$(79,909,306)

(1)

Payment to the counterparty will be made upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the Dow Jones ABX-HE-AAA 07-1 Index.

(2)	Payments made are based on the notional amount.
(3)	Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the CMBX-NA-AA 3 Index.

Currency type abbreviation:

USD	United States Dollar

I.    Option writing: Certain Funds may write (sell) put and call options on foreign or US securities indices in order to gain exposure to or protect against changes in the markets. When a Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund’s Statement of assets and liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund recognizes a realized gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option which the Fund has written is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Fund purchases upon exercise of the option.

In writing an option, the Funds bear the market risk of an unfavorable change in the price of the derivative instrument, security or currency underlying the written option. Exercise of an option written by a Fund could result in the Fund selling or buying a derivative instrument, security or currency at a price different from current market value.

Written option activity for the period ended June 30, 2008 for UBS Absolute Return Investment Grade Bond Relationship Fund was as follows:

	Number of contracts	Amount of premiums received
Options outstanding at December 31, 2007	1,641	$609,827
Options written	2,846	1,120,524
Options terminated in closing purchase transactions	(2,122)	(1,144,237)
Options expired prior to exercise	(2,076)	(413,171)
Options exercised	—	—

Options outstanding at June 30, 2008	289	$172,943

184

UBS Relationship Funds—Notes to financial statements

Written option activity for the year ended June 30, 2008 for UBS U.S. Bond Relationship Fund was as follows:

	Number of contracts	Amount of premiums received
Options outstanding at December 31, 2007	375	$140,186
Options written	168	92,025
Options terminated in closing purchase transactions	(250)	(170,769)
Options expired prior to exercise	(293)	(61,442)
Options exercised	—	—

Options outstanding at June 30, 2008	—	$—

J.    Purchased options: Certain Funds may also purchase put and call options on foreign or US securities and indices as well as exchange-listed call options on particular market segment indices to achieve temporary exposure to a specific industry or geographic region. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Fund pays a premium which is included in the Statement of assets and liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying futures, security or currency transaction to determine the realized gain or loss.

K.    Short sales: UBS U.S. Equity Alpha Relationship Fund (“Equity Alpha”) enters into short sales whereby it sells a security it generally does not own, in anticipation of a decline in the security’s price. The initial amount of a short sale is recorded as a liability which is marked to market daily. Fluctuations in the value of this liability are recorded as unrealized gains or losses on the Statement of operations. If Equity Alpha shorts a security when also holding a long position in the security (a “short against the box”), as the security price declines, the short position increases in value, offsetting the long position’s decrease in value. The opposite effect occurs if the security price rises. Equity Alpha will realize a gain or loss upon closing of the short sale (returning the security to the counterparty by way of purchase or delivery of a long position owned). Equity Alpha is liable to the buyer for any dividends payable on securities while those securities are in a short position. These dividends are booked as an expense of the Fund. Equity Alpha designates collateral consisting of cash, US government securities or other liquid assets sufficient to collateralize the market value of short positions. Equity Alpha is charged a securities loan fee equal to 0.40% of short market value in connection with short sale transactions.

L.    Dividends and distributions: With the exception of UBS Cash Management Prime Relationship Fund, none of the Funds currently intend to declare and pay dividends. For UBS Cash Management Prime Relationship Fund, dividends from net investment income are declared daily and paid monthly. Distributions of net capital gains, if any, are distributed to shareholders annually or more frequently to maintain a net asset value of $1.00 per share. There is no assurance that UBS Cash Management Prime Relationship Fund will be able to maintain a net asset value of $1.00 per share.

M.    Concentration of risk: Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which some Funds in the Trust invest.

185

UBS Relationship Funds—Notes to financial statements

Small capitalization (“small cap”) companies may be more vulnerable than larger capitalization (“large cap”) companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of large cap companies or the market averages in general and therefore may involve greater risk than investing in large cap companies. In addition, small cap companies may not be well-known to the investing public, may not have institutional ownership and may have only cyclical, static or moderated growth prospects.

The ability of the issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

N.    Commission recapture program: The following Funds participate in a brokerage commission recapture program: UBS Global Securities Relationship Fund, UBS Emerging Markets Equity Completion Relationship Fund, UBS Emerging Markets Equity Relationship Fund, UBS International Equity Relationship Fund, UBS Small-Cap Equity Relationship Fund, UBS U.S. Equity Alpha Relationship Fund, UBS U.S. Large Cap Equity Relationship Fund, UBS U.S. Large Cap Growth Equity Relationship Fund and UBS U.S. Large-Cap Value Equity Relationship Fund. These Funds have established commission recapture arrangements with certain participating brokers or dealers. If a Fund’s investment manager chooses to execute a transaction through a participating broker subject to best price and execution, the broker will rebate a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. For the period ended June 30, 2008, the following Funds recorded recaptured commissions which are reflected on the Statements of operations within the net realized gains (losses) on investment activities:

Fund	Amount
UBS Global Securities Relationship Fund	$94,352
UBS Small-Cap Equity Relationship Fund	94,795
UBS U.S. Equity Alpha Relationship Fund	66,269
UBS U.S. Large Cap Equity Relationship Fund	35,927
UBS U.S. Large-Cap Value Equity Relationship Fund	5,547

O.    Transaction charges: Investors in UBS Emerging Markets Equity Relationship Fund are subject to a transaction charge equal to 0.75% of the Fund’s offering price on Fund unit purchases. Therefore, the units of this Fund are sold at a price which is equal to the net asset value of such units, plus a transaction charge. The transaction charge is retained by the Fund and is intended to defray transaction costs associated with the purchase and sale of securities within the Fund. Investors in UBS Emerging Markets Equity Relationship Fund are also subject to a transaction charge equal to 0.75% of the Fund’s offering price on Fund share redemptions. Transaction charges received by UBS Emerging Markets Equity Relationship Fund were $245,963 and $7,911,626 for the period ended June 30, 2008 and the year ended December 31, 2007, respectively.

2.	Investment advisory and administration fees and other transactions with affiliates

UBS Global Asset Management (Americas) Inc. (the “Advisor”), a registered investment advisor, manages the assets of the Trust pursuant to an Investment Advisory Agreement with the Trust (the “Advisory Agreement”). The Advisor does not receive any compensation under the Advisory Agreement for providing investment advisory services. The Advisor has agreed to reimburse the Funds to the extent that total annualized operating expenses exceed the following percentage of average daily net assets:

UBS Global Securities Relationship Fund	0.1500%
UBS Emerging Markets Equity Completion Relationship Fund	0.5000
UBS Emerging Markets Equity Relationship Fund	0.5000

186

UBS Relationship Funds—Notes to financial statements

UBS International Equity Relationship Fund	0.1500%
UBS Small-Cap Equity Relationship Fund	0.1200
UBS U.S. Equity Alpha Relationship Fund	0.4000
UBS U.S. Large Cap Equity Relationship Fund	0.1200
UBS U.S. Large Cap Growth Equity Relationship Fund	0.1200
UBS U.S. Large-Cap Value Equity Relationship Fund	0.1200
UBS Absolute Return Investment Grade Bond Relationship Fund	0.1000
UBS Corporate Bond Relationship Fund	0.1000
UBS High Yield Relationship Fund	0.1400
UBS Opportunistic Emerging Markets Debt Relationship Fund	0.5000
UBS Opportunistic High Yield Relationship Fund	0.1400
UBS Opportunistic Loan Relationship Fund	0.6000
UBS U.S. Bond Relationship Fund	0.1000
UBS Cash Management Prime Relationship Fund	0.0100
UBS U.S. Securitized Mortgage Relationship Fund	0.1400
UBS U.S. Treasury Inflation Protected Securities Relationship Fund	0.0475

At June 30, 2008, the Advisor owed certain Funds for expense reimbursements as follows:

Fund
UBS International Equity Relationship Fund	$210,946
UBS U.S. Large-Cap Value Equity Relationship Fund	39,236
UBS Opportunistic High Yield Relationship Fund	43,889
UBS Opportunistic Loan Relationship Fund	97,784
UBS U.S. Bond Relationship Fund	101,682
UBS Cash Management Prime Relationship Fund	38,493
UBS U.S. Treasury Inflation Protected Securities Relationship Fund	120,931

During the period ended June 30, 2008, the Advisor paid certain Funds for expense reimbursements as follows:

Fund
UBS International Equity Relationship Fund	$125,635
UBS U.S. Large-Cap Value Equity Relationship Fund	53,542
UBS Opportunistic High Yield Relationship Fund	52,049
UBS Opportunistic Loan Relationship Fund	97,784
UBS U.S. Bond Relationship Fund	85,909
UBS Cash Management Prime Relationship Fund	115,575
UBS U.S. Treasury Inflation Protected Securities Relationship Fund	100,365

Each Fund pays an administration fee to J.P. Morgan Investor Services Co. that is computed daily and paid monthly at an annual rate of $90,000.

187

UBS Relationship Funds—Notes to financial statements

The Funds may invest in units of certain affiliated investment companies also sponsored by the Advisor. The Funds pay no management fees to these affiliated investment companies. Amounts relating to those investments for the period ended June 30, 2008 were as follows:

UBS Global Securities Relationship Fund

Affiliated investment companies	Value 12/31/07	Purchases	Sales proceeds	Net realized gain (loss)	Change in net unrealized appreciation (depreciation)	Value 06/30/08	% of net assets
UBS Emerging Markets Equity Relationship Fund	$34,202,406	$0	$2,000,000	$681,141	$(4,941,239)	$27,942,308	1.02%
UBS Global ex U.S. Smaller Cap Equity Completion Relationship Fund	4,476,780	0	4,237,210	(262,790)	23,220	0	0.00
UBS Small-Cap Equity Relationship Fund	83,708,732	10,216,000	0	0	(12,735,934)	81,188,798	2.96
UBS Corporate Bond Relationship Fund	93,543,418	37,950,000	25,500,000	2,269,943	(2,018,081)	106,245,280	3.87
UBS High Yield Relationship Fund	88,688,099	54,000,000	0	0	(671,814)	142,016,285	5.17
UBS U.S. Securitized Mortgage Relationship Fund	246,948,114	67,000,000	62,850,000	(5,107,499)	(41,655,865)	204,334,750	7.45

	$551,567,549	$169,166,000	$94,587,210	$(2,419,205)	$(61,999,713)	$561,727,421	20.47%

UBS International Equity Relationship Fund

Affiliated investment company	Value 12/31/07	Purchases	Sales proceeds	Net realized gain (loss)	Change in net unrealized appreciation (depreciation)	Value 06/30/08	% of net assets
UBS Global ex U.S. Smaller Cap Equity Completion Relationship Fund	$768,503	$0	$727,369	$(45,117)	$3,983	$0	0.00%

UBS Absolute Return Investment Grade Bond Relationship Fund

Affiliated investment company	Value 12/31/07	Purchases	Sales proceeds	Net realized gain (loss)	Change in net unrealized appreciation (depreciation)	Value 06/30/08	% of net assets
UBS U.S. Securitized Mortgage Relationship Fund	$87,955,787	$0	$83,104,073	$(8,895,927)	$4,044,213	$0	0.00%

The Funds may invest in units of the UBS Supplementary Trust — U.S. Cash Management Prime Fund (“Supplementary Trust”). Supplementary Trust is managed by the Advisor and is offered as a cash management option only to mutual funds and certain other accounts managed by the Advisor. Supplementary Trust pays no management fees to the Advisor. Distributions received from Supplementary Trust are reflected as affiliated interest income or as securities lending — net in the Statements of operations. Amounts relating to those investments at June 30, 2008 and for the period then ended were as follows:

Fund	Value 12/31/07	Purchases	Sales proceeds	Net income earned	Value 06/30/08	% of net assets
UBS Global Securities Relationship Fund	$143,144,563	$496,236,129	$525,368,065	$2,732,855	$114,012,627	4.15%
UBS Emerging Markets Equity Relationship Fund	2,698,339	25,689,250	28,387,589	14,030	0	0.00
UBS International Equity Relationship Fund	780,074	11,160,063	11,907,144	6,712	32,993	0.05
UBS Small-Cap Equity Relationship Fund	126,484,848	175,665,523	195,791,173	1,090,193	106,359,198	34.83
UBS U.S. Large Cap Equity Relationship Fund	17,705,424	46,961,330	56,164,510	207,701	8,502,244	2.48
UBS U.S. Large Cap Growth Equity Relationship Fund	27,964,723	27,018,385	27,964,723	67,949	27,018,385	6.97
UBS U.S. Large-Cap Value Equity Relationship Fund	2,115,900	16,826,302	17,421,179	25,686	1,521,023	1.78
UBS Corporate Bond Relationship Fund	12,458,017	304,468,428	305,526,737	342,875	11,399,708	2.13
UBS High Yield Relationship Fund	14,955,707	426,371,687	395,940,076	1,041,663	45,387,318	8.32
UBS Opportunistic High Yield Relationship Fund	6,811,956	86,991,066	84,431,442	106,505	9,371,580	23.59
UBS U.S. Bond Relationship Fund	1,820,295	25,431,403	26,080,627	26,970	1,171,071	5.23
UBS Cash Management Prime Relationship Fund	735,918,292	1,510,835,029	1,716,785,137	12,185,618	529,968,184	100.13
UBS U.S. Securitized Mortgage Relationship Fund	102,782,951	816,466,700	854,513,844	1,652,875	64,735,807	4.51

188

UBS Relationship Funds—Notes to financial statements

The Funds may invest in units of the UBS Cash Management Prime Relationship Fund (“Cash Prime”). Cash Prime is offered as a cash management option only to mutual funds and certain other accounts. Distributions received from Cash Prime are reflected as affiliated interest income in the Statements of operations. Amounts relating to those investments at June 30, 2008 and for the period then ended were as follows:

Fund	Value 12/31/07	Purchases	Sales proceeds	Interest income	Value 06/30/08	% of net assets
UBS Emerging Markets Equity Completion Relationship Fund	$732,186	$31,665,328	$32,231,311	$17,198	$166,203	0.16%
UBS U.S. Equity Alpha Relationship Fund	8,874,935	109,966,613	111,939,826	79,457	6,901,722	1.08%
UBS U.S. Large Cap Growth Equity Relationship Fund	7,199,326	32,515,891	37,484,427	72,673	2,230,790	0.58%
UBS Absolute Return Investment Grade Bond Relationship Fund	83,497,842	237,649,413	308,211,455	1,094,393	12,935,800	9.59%
UBS Opportunistic Emerging Markets Debt Relationship Fund	5,899,662	37,691,365	41,741,234	66,606	1,849,793	2.85%
UBS Opportunistic Loan Relationship Fund	0	60,102,718	38,398,375	1,601	21,704,343	72.05%
UBS U.S. Treasury Inflation Protected Securities Relationship Fund	52,117	5,479,760	5,449,483	5,399	82,394	0.78%

The following Funds have incurred brokerage commissions with UBS AG, an affiliated broker-dealer. Amounts relating to those transactions for the period ended June 30, 2008, were as follows:

Fund	UBS AG
UBS Global Securities Relationship Fund	$26,495
UBS Small-Cap Equity Relationship Fund	183,669
UBS U.S. Equity Alpha Relationship Fund	26,153
UBS U.S. Large Cap Equity Relationship Fund	6,368
UBS U.S. Large Cap Growth Equity Relationship Fund	1,967
UBS U.S. Large-Cap Value Equity Relationship Fund	893

3.	Securities lending

Each Fund may lend portfolio securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, US government securities or irrevocable letters of credit in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. Each Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, each Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. Each Fund receives compensation for lending its securities from interest or dividends earned on the cash, US government securities or irrevocable letters of credit held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. The Funds monitor the market value of securities loaned on a daily basis and initially require collateral against the loaned securities in an amount at least equal to 102% of the value of domestic securities loaned and 105% of the value of foreign securities loaned.

UBS Global Securities Relationship Fund, UBS Small-Cap Equity Relationship Fund and UBS U.S. Large Cap Growth Equity Relationship Fund loaned securities to certain qualified broker-dealers, with the Funds’ custodian acting as the Funds’ lending agent. Cash collateral received is invested in interest bearing securities, which are included in the Portfolios of investments. In addition, the UBS Global Securities Relationship Fund received US Government Agency securities as collateral amounting to $61,431,075, which cannot be resold. The value of loaned securities and related collateral outstanding at June 30, 2008 were as follows:

Fund	Market value of securities loaned	Market value of collateral received from securities loaned	Market value of investments of cash collateral received
UBS Global Securities Relationship Fund	$99,144,729	$101,857,739	$40,426,664
UBS Small-Cap Equity Relationship Fund	87,414,239	89,980,081	89,980,081
UBS U.S. Large Cap Growth Equity Relationship Fund	26,432,871	27,018,385	27,018,385

189

UBS Relationship Funds—Notes to financial statements

4.	Purchases and sales of securities

For the period ended June 30, 2008, aggregate purchases and sales of portfolio securities, excluding short-term investments and US Government and agency securities, were as follows:

Fund	Purchases	Sales proceeds
UBS Global Securities Relationship Fund	$1,018,107,671	$1,038,004,702
UBS Emerging Markets Equity Completion Relationship Fund	49,830,476	80,692,595
UBS Emerging Markets Equity Relationship Fund	71,332,159	101,174,846
UBS International Equity Relationship Fund	29,215,114	32,223,372
UBS Small-Cap Equity Relationship Fund	180,496,753	330,744,490
UBS U.S. Equity Alpha Relationship Fund	292,069,740	333,775,449
UBS U.S. Large Cap Equity Relationship Fund	116,354,818	180,306,151
UBS U.S. Large Cap Growth Equity Relationship Fund	152,349,819	159,895,441
UBS U.S. Large-Cap Value Equity Relationship Fund	22,259,806	32,330,822
UBS Absolute Return Investment Grade Bond Relationship Fund	78,299,945	172,247,943
UBS Corporate Bond Relationship Fund	280,456,485	404,772,774
UBS High Yield Relationship Fund	288,449,755	59,594,620
UBS Opportunistic Emerging Markets Debt Relationship Fund	—	15,785,319
UBS Opportunistic High Yield Relationship Fund	6,647,861	124,067,059
UBS Opportunistic Loan Relationship Fund	16,935,883	17,341
UBS U.S. Bond Relationship Fund	11,923,480	51,088,082
UBS U.S. Securitized Mortgage Relationship Fund	429,705,695	899,382,558

For the period ended June 30, 2008, aggregate purchases and sales of US Government and agency securities, excluding short-term investments, were as follows:

Fund	Purchases	Sales proceeds
UBS Global Securities Relationship Fund	$415,402,497	$471,503,200
UBS Corporate Bond Relationship Fund	78,388,255	78,568,874
UBS High Yield Relationship Fund	41,936,802	41,998,169
UBS U.S. Bond Relationship Fund	38,040,869	46,318,146
UBS U.S. Securitized Mortgage Relationship Fund	124,440	1,748,739
UBS U.S. Treasury Inflation Protected Securities Relationship Fund	9,964,760	5,356,257

5.	Federal income taxes

The Trust has received rulings from the Internal Revenue Service that each Fund will be treated as a separate partnership for federal income tax purposes. Income taxes are not provided for by the Funds because taxable income (loss) of each Fund is included in the income tax returns of the investors. For tax purposes, each component of the Funds’ net assets are reported at the investor level; therefore, the Statements of assets and liabilities do not present the components of net assets.

The Funds adopted the provisions of Financial Accounting Standards Board Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes. The implementation of FIN 48 resulted in no material liabilities for unrecognized tax benefits and no material changes to the beginning net asset values of the Funds.

As of and during the period ended June 30, 2008, the Funds did not have any liabilities for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of operations. During the period, the Funds did not incur any interest or penalties.

Each of the tax years in the four year period ended December 31, 2007, remains subject to examination by the Internal Revenue Service and state taxing authorities. The adoption of FIN 48 had no impact on the operations of the Funds for the period ended June 30, 2008.

190

UBS Relationship Funds—Notes to financial statements

6.	Partnership allocations

For federal income tax purposes, an investor’s distributive share of each item of a Fund’s income, gain, loss, deduction and credit will be determined by the Amended and Restated Agreement and Declaration of Trust (the “Trust Agreement”) so long as the allocation has “substantial economic effect” within the meaning of the Internal Revenue Code (the “Code”) Section 704 and the regulations thereunder. The Trust has received rulings from the Internal Revenue Service that its allocation method has substantial economic effect.

7.	Capital contributions from advisor

During the period ended June 30, 2008, the Advisor reimbursed the UBS Global Securities Relationship Fund in the amount of $49,823, or $0.001 per unit based on the Fund’s units outstanding at June 30, 2008, for adjusted unitholder activity resulting from a change in valuation source of certain securities.

191

UBS Relationship Funds—General information (unaudited)

Quarterly Form N-Q portfolio schedule

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s Web site at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Funds upon request by calling 1-800-647 1568.

Proxy voting policies, procedures and record

You may obtain a description of the Funds’ proxy voting policies and procedures without charge, upon request by contacting the Funds directly at 1-800-647 1568, online on the Funds’ Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov). You may obtain information regarding how the Funds voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Funds directly at 1-800-647-1568 or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

192

UBS Relationship Funds—Board approval of investment advisory agreements (unaudited)

At the meeting of the Board of Trustees (the “Board”) of UBS Relationship Funds (the “Trust”), held on May 29 and 30, 2008 (the “Meeting”), the Board, consisting entirely of Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust or UBS Global Asset Management (Americas) Inc. (the “Advisor”) and its affiliates (together, the “Independent Trustees”), considered the continuation of the investment advisory agreements (the “Advisory Agreements”) between the Trust and the Advisor for the series of the Trust (each a “Fund,” and together, the “Funds”). Prior to the Meeting, the Independent Trustees’ counsel had sent to the Advisor a request detailing the information that the Independent Trustees wished to receive in connection with their consideration of the continuation of the Advisory Agreements. The Independent Trustees met with their independent counsel, as well as an independent consultant engaged by the Board to assist in the annual Advisory Agreement review process, on May 23, 2008, May 29, 2008 and May 30, 2008 to discuss the materials provided to them in response to the information request, including materials prepared by the Advisor, as well as reports prepared by Lipper Inc. (“Lipper Reports”), an independent statistical compilation company, providing comparative expense and performance information for the Funds. The Board also made reference to information and material that had been provided to the Independent Trustees throughout the year at quarterly Board meetings.

At the Meeting, the Board considered a number of factors in connection with their deliberations concerning the continuation of the Advisory Agreement for each Fund, including: (i) the nature, extent, and quality of the services provided by the Advisor to the Fund; (ii) the performance of the Fund and the Advisor; (iii) the Fund’s expenses, costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Fund; and (iv) whether economies of scale are realized by the Advisor with respect to the Fund, as it grows larger, and the extent to which the economies of scale are reflected in the level of the management fees charged.

Nature, Extent, and Quality of Services.  In considering the nature, extent, and quality of the services provided by the Advisor to a Fund, the Board reviewed the material presented by the Advisor describing the various services provided to the Fund. The Board noted that in addition to investment management services, the Advisor provides each Fund with operational, legal, and compliance support. The Board also considered the scope and depth of the Advisor’s organization and the experience and expertise of the professionals currently providing investment management and other services to the Funds. The Board considered that the Advisor was a well-established investment management organization employing investment personnel with significant experience in the investment management industry. The Board also considered the Advisor’s in-house research capabilities, as well as other research services available to it, including research services available to the Advisor as a result of securities transactions effected for the Funds and the Advisor’s other investment management clients, and noted that the Advisor had extensive global research capabilities. The Board also evaluated the Advisor’s portfolio management process for each Fund, including the use of risk management techniques and the proprietary technologies utilized to structure the Fund’s portfolio. The Board noted that various presentations had been made by investment personnel at Board meetings throughout the year concerning the Funds’ investment performance and investment strategies.

In connection with the non-investment management services, the Board also considered the quarterly reports that the Advisor provides to the Board throughout the year pertaining to brokerage commissions, soft dollars, and portfolio valuations, among others. The Board also discussed the annual written compliance report from the Chief Compliance Officer and noted enhancements undertaken and planned with respect to the compliance program. After analyzing the services provided by the Advisor to each Fund, both quantitatively and qualitatively, including the impact of these services on investment performance, the Board concluded that the nature, extent, and quality of services provided to each Fund were consistent with the operational requirements of each Fund, and met the needs of the Fund’s shareholders.

Performance.  In evaluating the performance of each Fund, the Board analyzed the Lipper Reports, which compared the performance of each Fund with other funds in its respective peer universe over various time

193

UBS Relationship Funds—Board approval of investment advisory agreements (unaudited)

periods. In reviewing the Lipper Reports, the Board noted that the UBS Emerging Markets Equity Relationship Fund, UBS Emerging Markets Equity Completion Relationship Fund, UBS U.S. Large Cap Equity Relationship Fund, UBS U.S. Large Cap Growth Equity Relationship Fund, UBS U.S. Large-Cap Value Equity Relationship Fund, UBS Cash Management Prime Relationship Fund, UBS High Yield Relationship Fund, UBS Opportunistic Emerging Markets Debt Relationship Fund and UBS U.S. Treasury Inflation Protected Securities Relationship Fund had each appeared in one of the top three performance quintiles for most applicable performance periods. At the Board’s request, the Advisor addressed the performance data for the UBS Global Securities Relationship Fund, UBS International Equity Relationship Fund, UBS Small-Cap Equity Relationship Fund, UBS U.S. Equity Alpha Relationship Fund, UBS Absolute Return Investment Grade Bond Relationship Fund, UBS Corporate Bond Relationship Fund, UBS Opportunistic High Yield Relationship Fund, UBS U.S. Bond Relationship Fund and UBS U.S. Securitized Mortgage Relationship Fund, each of which had appeared in one of the lower performance quintiles for the one-year and/or three-year periods.

In explaining the performance of the UBS Global Securities Relationship Fund, the Advisor discussed the investments that had a negative impact on the Fund’s performance during the past year, noting in particular the impact of security selection and the turmoil in the sub-prime mortgage market and related credit crisis on the Fund. The Advisor noted, however, that the Fund is currently taking advantage of significant opportunities in the current credit market that the Advisor believes will benefit long-term investors. In addition, the Board considered the Advisor’s assessment that it believes that the Fund is well positioned for the upcoming market. The Board also noted that the Fund’s performance for the five-year period was in the third quintile in its peer universe.

The Advisor then discussed the factors that contributed to the performance of the UBS International Equity Relationship Fund, noting that sector weightings and stock selection in several sectors negatively affected the Fund during the last year. The Advisor described the long-term investment strategy of the Fund and noted that the Fund is positioned with an emphasis on high quality large-cap issuers, which have not performed as well in the most recent year as lower quality issuers. The Advisor also described the recent changes to the composition and structure of the portfolio management team that have been implemented for the Fund in an effort to strengthen the portfolio management process and improve performance. In addition, the Advisor provided its view on the anticipated economic conditions in upcoming years and stated its belief that the Fund is well positioned to take advantage of the expected market. The Board also took into consideration the Fund’s appearance in the second quintile of performance in its peer universe for the since inception performance period.

With respect to the UBS Small-Cap Equity Relationship Fund, the Advisor explained that stock and industry selection were the primary reasons for the relative underperformance of the Fund. In addition, the Advisor emphasized that the Fund continues to invest in high quality, undervalued companies, which it believes will yield positive returns over the long-term. The Board then considered that the Fund’s performance was in the third quintile of its peer universe for each of the three- and ten-year performance periods and its performance for the since inception performance period appeared in the second quintile.

The Advisor also addressed the comparative performance of the UBS U.S. Equity Alpha Relationship Fund, noting that stock selection and industry weightings both contributed to the underperformance of the Fund relative to its peers during the one-year period. The Advisor described its outlook for the US equity market in the next year and explained that it believed that the Fund is well-positioned for success in that market. The Advisor also stated that the Fund has less than three years of investment performance and believes that the Fund’s investment approach will benefit the Fund in the long-term, noting that the performance of the Fund for the since inception performance period ranked in the third quintile as compared to its peer universe.

194

UBS Relationship Funds—Board approval of investment advisory agreements (unaudited)

In discussing the performance of the UBS Absolute Return Investment Grade Bond Relationship Fund, the Advisor explained that security selection, particularly within the securitized credit sector, and sector allocation have been the primary reason for the Fund’s relative underperformance. The Advisor described the effects of the turmoil in the sub-prime mortgage and credit markets on the Fund’s performance. The Advisor then explained the recent changes to, and the expansion of, the portfolio management team. The Advisor stated that the restructuring of the portfolio management team was undertaken to increase the depth and experience of the team. The Advisor also explained its review and expansion of the fixed income investment process, highlighting the recent enhancements made to quantitative tools used by the Advisor for the Fund. The Advisor stated that it believed that the recent enhancements in both the investment management team and the investment process will help to address the performance issues of the Fund. The Board also considered the Advisor’s recent steps to position the Fund’s portfolio with higher quality, shorter-maturing bonds in light of the uncertainty in the market.

With respect to the UBS Corporate Bond Relationship Fund, the Advisor explained that an underweighted allocation to non-corporate bonds as compared to its peers has been the primary reason for the Fund’s relative underperformance for the one-year period. The Board noted that the UBS Corporate Bond Relationship Fund was not created to be used on a stand alone basis but rather as a component in the Core US Bond mandates and US fixed income allocation sleeves to provide exposure to the corporate bond market. The Board also considered that the Fund’s performance for both the three-year period and the since inception performance period each ranked in the second quintile of performance as compared to its peer universe.

The Advisor then explained the performance of the UBS Opportunistic High Yield Relationship Fund, noting security and industry selection in certain markets as the primary reasons for the Fund’s relative underperformance. The Board considered the Advisor’s explanation that the Fund had experienced large redemptions, which also impacted the Fund’s performance, due to the Fund’s design as an investment vehicle to provide asset class exposure for other investment companies and clients of the Advisor. The Board also noted changes to the portfolio management team of the Fund.

The comparative performance of the UBS U.S. Bond Relationship Fund was then addressed by the Advisor. The Advisor explained that security selection in certain sectors, such as the mortgage and asset-backed markets, was the primary reason for the Fund’s underperformance. The Advisor emphasized that despite the recent underperformance it continues to believe that the Fund’s investment approach will benefit the Fund in the long-term. The Advisor then described recent structural changes made to the portfolio management team that were implemented in an effort to address the performance issues of the Fund. In addition, the Board noted that the performance of the Fund for the five-year and the since inception performance periods ranked in the third and second quintiles, respectively, as compared to the Fund’s peers.

With respect to the performance of the UBS U.S. Securitized Mortgage Relationship Fund, the Advisor explained that the turmoil in the sub-prime mortgage and credit markets was the primary reason for the Fund’s underperformance, noting in particular the Fund’s allocation to mortgage-and asset-backed securities, including exposure to non-agency mortgage-backed securities and to a smaller extent “Alt-A” quality second lien asset-backed securities. The Board considered the changes described by the Advisor to the portfolio management team and the enhancements to the securitized credit research team in an effort to address the performance issues of the Fund. In addition, the Advisor explained that it is monitoring the securitized holdings of the Fund in connection with current and anticipated market conditions and it will continue to enhance its analysis of these securities.

The Board concluded that the Advisor’s explanations provided a sound basis for understanding the performance of each Fund that underperformed in comparison to its peer universe. The Board determined,

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UBS Relationship Funds—Board approval of investment advisory agreements (unaudited)

after analyzing the performance data, that the performance of each Fund was acceptable as compared with relevant performance standards, given the investment strategies and risk profile of each Fund, the expectations of the shareholder base, the current market environment and the Advisor’s efforts to address the underperformance issues of each Fund.

Costs and Expenses.  The Board noted that the Funds do not pay advisory fees to the Advisor under the Advisory Agreements. The Board also noted that each Fund had the lowest total expenses in its respective Lipper peer group.

Profitability.  In considering the profitability of the Funds to the Advisor and its affiliates, the Board noted that neither the Advisor nor its affiliates receive any compensation for providing advisory or administrative services to the Funds. The Board also considered “fall-out” or ancillary benefits to the Advisor or its affiliates as the result of their relationship with the Funds; for example, the ability to attract other clients due to the Advisor’s role as investment advisor to the Funds, including the investment by certain advisory clients in the Funds as a means to deliver certain investment styles and the research services available to the Advisor through soft dollar brokerage commissions. The Independent Trustees also considered the ancillary benefits received by the Advisor’s affiliates, UBS Securities LLC and UBS AG, in the form of commissions for executing securities transactions for the Funds. Upon closely examining the information provided concerning the Advisor’s profitability, the Board concluded that the level of profits realized by the Advisor and its affiliates with respect to each Fund, if any, was reasonable in relation to the nature and quality of the services that were provided.

Economies of Scale.  The Board also discussed whether economies of scale are realized by the Advisor with respect to each Fund as it grows larger, and the extent to which this is reflected in the level of advisory fees charged. The Board concluded that economies of scale and the reflection of such economies of scale in the level of advisory fees charged were inapplicable to each Fund because the Fund was not charged an advisory fee under its Advisory Agreement.

After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, with the assistance of independent counsel, concluded that the continuation of the Advisory Agreement for each Fund was in the best interests of the Fund and its shareholders.

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UBS Global Asset Management (Americas) Inc.

51 West 52nd Street

New York, New York 10019-6114

Item 2.  Code of Ethics.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 3.  Audit Committee Financial Expert.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 4.  Principal Accountant Fees and Services.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 5.  Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6.  Schedule of Investments.

(a)	Included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating and Corporate Governance Committee. The Nominating Committee will consider nominees recommended by Qualifying Fund Shareholders if an

Independent Trustee vacancy on the Board occurs. A Qualifying Fund Shareholder is a shareholder that: (i) owns of record, or beneficially through a financial intermediary, 1/2 of 1% or more of the Trust’s outstanding shares and (ii) has been a shareholder of at least 1/2 of 1% of the Trust’s total outstanding shares for 12 months or more prior to submitting the recommendation to the Nominating Committee. In order to recommend a nominee, a Qualifying Fund Shareholder should send a letter to the chairperson of the Nominating Committee, Mr. Walter Auch, care of the Secretary of the UBS Relationship Funds at UBS Global Asset Management, One North Wacker Drive, Chicago, Illinois 60606 and indicate on the envelope “Nominating Committee.” The Qualifying Fund Shareholder’s letter should include: (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each class and series of shares of the Trust which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee’s resume or curriculum vitae. The Qualifying Fund Shareholder’s letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11.  Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)	(1) Code of Ethics as required pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (and designated by registrant as a “Code of Conduct”) is incorporated by reference herein from Exhibit EX-99.CODE ETH to the registrant’s Report on Form N-CSR filed March 10, 2004 (Accession Number: 0001047469-04-007233)(SEC File No. 811-09036).

(a)	(2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

(a)	(3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – not applicable to the registrant.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UBS Relationship Funds

By:	/s/ Kai R. Sotorp
Kai R. Sotorp
President

Date:	September 8, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kai R. Sotorp
Kai R. Sotorp
President

Date:	September 8, 2008

By:	/s/ Thomas Disbrow
Thomas Disbrow
Treasurer & Principal Accounting Officer

Date:	September 8, 2008